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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2005

Classes A and B

• ING Classic Principal Protection Fund III
• ING Classic Principal Protection Fund IV
• ING Index Plus Protection Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Investment Strategy and Principal Risks	9
Shareholder Expense Examples	12
Report of Independent Registered Public Accounting Firm	14
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	22
Portfolios of Investments	30
Tax Information	41
Trustee and Officer Information	42

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder:

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent(1). It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take full advantage of all of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy

President

ING Funds

June 22, 2005

(1) Morgan Stanley Capital International

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2005

In our semi-annual report we described global equities that had returned 9.0% on average to U.S. dollar investors. For the year ended May 31, 2005, global equities gained 11.3%, as measured by the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. In the second six months, however, those investors struggled to make further headway, adding just 2.2%, much of which was due to trends in currencies. For the six months, the U.S. dollar recovered 7.9% against the euro, 5.3% against the yen and 5.1% against the pound, reducing sizeable local stock market appreciation correspondingly.

Interest rate issues heavily influenced all markets. Commentators on investment grade U.S. fixed income securities were confounded by the continued flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 3.0%, making eight increases since June 2004. Yet longer term Treasury yields stayed on a downward path and on February 9 the ten-year reached its semi-annual low point of 4.0%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent that yield back up to its peak of 4.6% on March 28. But it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. In May there was a brief reversal after the employment report, but by mid month, fairly tame core inflation data sent the yield spread of the ten-year over the 90-day Treasury Bill to repeated multi-year record low levels. The yield on 10-year Treasury Notes fell 0.65% and 0.35% to 4.0% for the twelve months and six months, respectively, but the yield on 13-week Treasury Bills soared 1.8% and 0.70%, respectively for the same periods, to 2.9%. The broader Lehman Brothers Aggregate Bond Index(2) returned 6.8% for the full year and 2.9% for the six months. High yield bonds betrayed their equity-like characteristics and after a powerful first half, struggled in the second; the Lehman Brothers High Yield Bond Index(3) added just 0.6% in the second half the year, while gaining 10.3% for the full year.

The U.S. equities market, in the form of the Standard & Poor’s (“S&P”) 500 Index(4), gained 8.2% including dividends for the year ended May 31, 2005. For the six months, the Index gained 2.4%, less than half the gain of the previous six months and only squeezed out in the last two weeks of May. At this point the market was trading at a price-to-earnings level of just under 16 times earnings for the current fiscal year. The market had powered ahead in the last two months of 2004, energized by the clear presidential election result, retreating oil prices after the October record and a bullish November employment report. By January this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity relieved the gloom somewhat. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4 propelled the S&P 500 Index to its best close of the six month period the next day. But the sell off from this high to the end of April was swift, as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April. May started as April had left off, with investors uneasy at the apparent combination of a “soft patch” in the economy and the Federal Reserve intent on increasing short-term interest rates. Indeed the first two business days saw a weak manufacturing report and another rise in the Federal Funds rate. But a very strong employment report, record home sales and a first quarter gross domestic product (“GDP”) growth estimate revised up to 3.5%, within which profits were still growing at a healthy 13.8%, soon had many commentators asking if the soft patch had just been an illusion. Investors were relieved as oil prices remained well below the April high level, much of the time under $50 per barrel. As is often the case when the mood shifts, formerly worrisome news was now being shrugged off. Significant upward revisions to earlier estimates of wages and salaries growth, experts argued, would surely safeguard the future spending of the all-important U.S. consumer, notwithstanding the FOMC. Our year ended with a sharp rebound in consumer confidence.

In international equities markets for the six months ended May 31, 2005, Japan fell 0.9% in dollars, as measured by the MSCI Japan Index(5) with net dividends, but rose 3.9% in yen. For the full year, the Index gained 3.9% in dollars and 1.3% in yen. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in thirteen years, GDP falling in the middle two quarters of 2004. Yet it bounced back in the first calendar quarter of

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2005 and by the end of May improved corporate profitability and household spending had raised spirits. Meanwhile, for the six months European ex UK markets gained 2.3% in dollars, over four times that in local currency, and 17.9% for the year, as measured by the MSCI Europe ex UK Index(6) with net dividends, reaching a near three-year high. While the macro picture is depressing with unemployment over 10% in France and Germany and domestic demand weak, markets were encouraged by attractive price earnings ratios and merger and acquisition prospects. The UK market rose 15.0% for the full year and 2.6% in dollars between November and May, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 15.7% and 7.6%, respectively, for the same periods. The healthy UK economy patently started to slow after five interest rate increases through August. By the end of May, manufacturing was contracting, housing prices were receding and household spending was cooling. Still, stocks were underpinned by fairly modest valuations, a dividend yield well above 3% and again, periodic merger and acquisition excitement.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

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ING CLASSIC PRINCIPAL PROTECTION FUNDS

PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, each Classic Principal Protection Fund (“PPF”) and the Index Plus Protection Fund (“IPPF”) (“the Funds”) seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period. At the end of the Guarantee Period, the PPF Funds will liquidate. At the end of the Guarantee Period for IPPF, the guarantee will no longer apply. The Guarantee Periods are:

	Guarantee Period	Maturity Date

PPF III	06/01/00 - 05/31/05	05/31/05
PPF IV	09/07/00 - 09/06/05	09/06/05
IPPF	12/01/00 - 11/30/05	11/30/05*

*                 After this date, IPPF goes into the Index Plus Large Cap Period.

Following the five year Guarantee Period, the Index Plus LargeCap Period begins for IPPF. During this Period, the Fund will seek to outperform the total return performance of the Standard and Poor’s (“S&P”) 500 Index while maintaining a risk profile consistent with the Index.

The Funds are managed by the following Portfolio Management Team with ING Investment Management Co. — the Sub-Adviser:

Asset Allocation: Mary Ann Fernandez, Senior Vice President, serves as a Portfolio Specialist for the Funds and is responsible for overseeing overall Fund strategy and the allocation of Fund Assets between the Equity and Fixed components.

Equity Component: Hugh T.M. Whelan, Portfolio Manager and Douglas K. Coté, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by James B. Kauffmann, Portfolio Manager.

Note: The Funds are closed to new deposits.

Performance: Listed below are the Class A share total returns for each Fund, excluding sales charges, the S&P 500 Index,(1) Lehman Brothers (“LB”) 1-3 Year Government Index,(2) and the Lehman Brothers Aggregate Bond (“LBAB”) Index(3) for the year ended May 31, 2005:

PPF III	0.79%
PPF IV	0.37%
IPPF	0.64%
S&P 500 Index (1)	8.24%
LB 1-3 Year Government Index (2)	1.88%
LBAB Index (3)	6.82%

(1)          The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization companies whose securities are traded on major U.S. stock markets.

(2)          The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The Index also includes corporate debt guaranteed by the U.S. Government.

(3)          The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

An investor cannot invest directly in an index.

Portfolio Specific: Performance is driven by a combination of returns on the equity portfolio, returns on the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Generally stocks are more volatile than bonds, which is an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Funds’ allocation to equities and fixed income is dependent on these factors, among others, and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed income reduces the Funds’ ability to participate as fully in upward moving equity markets.

The Funds’ fixed income component, before expenses, performed in line with the Lehman Brothers 1-3 Year Government Index. All of the Funds hold a higher percentage of agency securities as compared to the Lehman Brothers 1-3 Year Government Index. Over the 12-month reporting period, agencies outperformed Treasuries, which helped performance. However, these Funds have shorter durations than the Index, which

4

hurt performance as shorter duration issues underperformed longer duration issues over the period.

The equity component for PPF IV and IPPF, which represented 1.2% and 3.2%, respectively, of each Fund at the end of the period, outperformed the S&P 500 Index due to security selection, especially in the information technology and financials sectors. The industrials, healthcare and telecommunications sectors had disappointing stock selection results. Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including price momentum, analyst estimate revision, free cash flow to price, capital expense change and change in accruals. Only trailing price-to-earnings did not help our performance over the year.

Among the largest positive contributors to performance were Wal-Mart Stores, Inc. and previously held JPMorgan Chase & Co., Intel Corp. and Altria Group, Inc. were among the worst performers. The portfolio is currently overweight information technology, energy and health care and underweight in the consumer discretionary, financials, and consumer staples sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

While we expect our statements to be accurate for each of the individual Funds within a series, this may not always be the case due to cash flow differences from Fund to Fund.

Presented below is the asset allocation for each Fund as of May 31, 2005 as presented in the accompanying Portfolio of Investments as a percentage of net assets.

Asset Allocation

as of May 31, 2005

(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities

PPF III	100.0%*	—	—
PPF IV	99.2%	1.2%	(0.4)%
IPPF	97.5%	3.2%	(0.7)%

*                 100% of investment in short-term repurchase agreement.

Portfolio holdings are subject to change daily.

Outlook and Current Strategy: During May, the economic outlook improved somewhat and the market is finally responding like the recovery has legs. First quarter Gross Domestic Product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is at a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. The Funds’ allocation between equities and fixed income, however, is dependent on our quantitative asset allocation model, which uses the factors mentioned above, not on a qualitative evaluation of the bond versus the equity markets.

5

ING CLASSIC PRINCIPAL PROTECTION FUND III

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	Since Inception of Guarantee Period June 1, 2000

Including Sales Charge:
Class A (1)	(4.00)%	(0.01)%
Class B (2)	(4.81)%	(0.15)%

Excluding Sales Charge:
Class A	0.79%	0.97%
Class B	0.03%	0.22%
S&P 500 Index (3)	8.24%	(1.93)%
Lehman Brothers 1-3 Year Government Index (4)	1.88%	4.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund III against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The Index also includes corporate debt guaranteed by the U.S. Government.

6

ING CLASSIC PRINCIPAL PROTECTION FUND IV

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	Since Inception of Guarantee Period September 7, 2000
Including Sales Charge:
Class A (1)	(4.40)%	(0.25)%
Class B (2)	(5.12)%	(0.32)%

Excluding Sales Charge:
Class A	0.37%	0.78%
Class B	(0.34)%	0.06%
S&P 500 Index (3)	8.24%	(3.44	)%(5)
Lehman Brothers 1-3 Year Government Index (4)	1.88%	4.59	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund IV against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The Index also includes corporate debt guaranteed by the U.S. Government.

(5) Since inception performance for the index is shown from September 1, 2000.

7

ING INDEX PLUS PROTECTION FUND

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2005

	1 Year	Since Inception of Guarantee Period December 1, 2000
Including Sales Charge:
Class A(1)	(4.14)%	(0.19)%
Class B(2)	(5.05)%	(0.31)%

Excluding Sales Charge:
Class A	0.64%	0.90%
Class B	(0.12)%	0.12%
S&P 500 Index(3)	8.24%	(0.56)%
Lehman Brothers 1-3 Year Government Index(4)	1.88%	4.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus Protection Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The Index also includes corporate debt guaranteed by the U.S. Government.

8

ING CLASSIC PRINCIPAL PROTECTION FUNDS

INVESTMENT STRATEGY AND PRINCIPAL RISKS

The Guarantee Period

The PPF III and PPF IV Funds guarantee that on the Maturity Date, each shareholder will receive no less than the Guarantee per Share amount for each share held (Guaranteed Amount). The Guarantee per Share will equal the NAV on the last day of the Offering Period, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such distributions and does not redeem any shares during the Guarantee Period will receive, on the Maturity Date, no less than his or her account value at the inception of the Guarantee Period.

The IPPF Fund guarantees that the value of each shareholder’s account on the Guarantee Maturity Date will be no less than the value of that shareholder’s account as of the inception of the Guarantee Period provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if any shares are redeemed before the Guarantee Maturity Date, the shareholder’s guaranteed amount will be reduced as more fully described below. The Index Plus Large Cap Period will commence immediately following the Guarantee Period for the IPPF Fund.

How does the Funds’ Asset Allocation Work?

The Portfolio Manager uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective. The model evaluates a number of factors, including but not limited to:

•                  the market value of the Funds’ assets as compared to the aggregate guaranteed amount;

•                  the prevailing level of interest rates;

•                  equity market volatility; and

•                  the length of time remaining until the Guarantee Maturity Date.

The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

Equity Component: In managing the assets of the Equity Component, the Funds employ an Enhanced Index Strategy. This means that the Portfolio Manager invests at least 80% of the Equity Component’s net assets in common stocks included in the S&P 500 Index, although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500 Index. The Equity Component may also include S&P 500 Index futures contracts.

If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500 Index, the Portfolio Manager may invest the entire amount of the Equity Component’s assets in S&P 500 Index futures, in exchange traded funds (ETFs), or in a combination of S&P 500 Index futures and ETFs, subject to any limitation on the Fund’s investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Funds’ Portfolio Manager will not employ an Enhanced Index Strategy when it invests in S&P 500 Index futures and ETFs.

Fixed Component: In managing the Fixed Component, the Funds look to select investments with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds, which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed income securities to interest rate changes. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. These U.S. Government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

What are the Principal Guarantee Period Risks?

Allocation Risk: If interest rates are low (particularly at the inception of the Guarantee Period), the Funds’ assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Funds as of the inception of the Guarantee Period. In addition, if during the

9

Guarantee Period the equity markets experienced a major decline, the Funds’ assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Funds would not participate in any subsequent recovery in the equity markets. Use of the Fixed Component reduces the Funds’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities.

Opportunity Costs: The Funds may allocate a substantial portion, and under certain circumstances all, of the Funds’ assets to the Fixed Component in order to conserve the Funds’ assets to a level equal to or above the present value of the Guarantee. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Funds’ assets. If the market value of the Equity Component rises, the percentage of the Funds’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Funds will affect these allocations. For example, if the Funds incur early losses, the Funds may allocate 100% of the Funds’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Funds participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Funds, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Funds and other factors. The Funds might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

Worse Case Scenarios for the Funds’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Funds’ NAVs decrease; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Funds’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Portfolio Manager’s skill in determining which securities to overweight, underweight or avoid altogether.

Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the Funds must distribute substantially all of their net income (including non-cash income attributable to zero coupon securities) to their shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.

Use of Futures: While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Funds as a whole, it adds to the Funds’ expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Funds, may increase the Funds’ transaction costs.

The asset allocation process and sale of fixed-income securities in connection with the transition period for

10

the Index Plus Protection Fund may also result in the realization of additional gains to the Fund and may therefore also increase tax liability to shareholders. The Fund may distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund.

Index Plus Large Cap Period

During the Index Plus Large Cap Period, the IPPF Fund seeks to outperform the total return performance of the S&P 500 Index, while maintaining a market level of risk. The Fund’s principal investment strategies are the same as those of the Enhanced Index Strategy, as described above under Equity Component. The principal risks of an investment in the Fund during the Index Plus Large Cap Period are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund’s strategy depends significantly on the Portfolio Manager’s skill in determining which securities to overweight, underweight or avoid altogether.

For further information on the Funds’ Investment Strategy and Risks, please refer to your Prospectus and Statement of Additional Information.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 to May 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5%per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Classic Principal Protection Fund III	Beginning Account Value December 1, 2004	Ending Account Value May 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,006.30	1.50%	$7.50
Class B	1,000.00	1,002.70	2.25	11.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$7.54
Class B	1,000.00	1,013.71	2.25	11.30

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12

ING Classic Principal Protection Fund IV	Beginning Account Value December 1, 2004	Ending Account Value May 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,003.40	1.50%	$7.49
Class B	1,000.00	1,001.10	2.25	11.23
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$7.54
Class B	1,000.00	1,013.71	2.25	11.30

ING Index Plus Protection Fund	Beginning Account Value December 1, 2004	Ending Account Value May 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,005.20	1.50%	$7.50
Class B	1,000.00	1,001.00	2.25	11.22
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$7.54
Class B	1,000.00	1,013.71	2.25	11.30

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV, and ING Index Plus Protection Fund, each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods since March 1, 2000. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV, and ING Index Plus Protection Fund as of May 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 22, 2005

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

	ING Classic Principal Protection Fund III	ING Classic Principal Protection Fund IV	ING Index Plus Protection Fund
ASSETS:
Investments in securities at value*	$—	$34,471,707	$27,584,617
Repurchase agreement	52,893,000	107,000	164,000
Cash	121,396	982	—
Dividends and interest receivable	8,118	743	1,498
Prepaid expenses	—	879	693
Reimbursement due from manager	566	—	—
Total assets	53,023,080	34,581,311	27,750,808

LIABILITIES:
Payable for fund shares redeemed	—	30,332	94,386
Payable to affiliates	75,106	52,327	38,650
Payable for director fees	3,291	2,979	2,317
Other accrued expenses and liabilities	60,551	52,514	56,285
Total liabilities	138,948	138,152	191,638
NET ASSETS	$52,884,132	$34,443,159	$27,559,170

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$59,053,740	$40,458,798	$28,877,325
Undistributed net investment income	—	592,439	150,901
Accumulated net realized loss on investments	(6,169,608)	(6,953,060)	(1,725,154)
Net unrealized appreciation on investments	—	344,982	256,098
NET ASSETS	$52,884,132	$34,443,159	$27,559,170

* Cost of investments in securities	$—	$34,126,725	$27,328,519
Class A:
Net assets	$5,357,962	$2,930,721	$3,324,248
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	581,578	330,255	341,082
Net asset value and redemption price per share	$9.21	$8.87	$9.75
Class B:
Net assets	$47,526,170	$31,512,438	$24,234,922
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,130,262	3,561,274	2,492,082
Net asset value and redemption price per share(1)	$9.26	$8.85	$9.72

(1)          Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

	ING Classic Principal Protection Fund III	ING Classic Principal Protection Fund IV	ING Index Plus Protection Fund
INVESTMENT INCOME:
Dividends	$49,543	$8,504	$18,267
Interest	2,513,856	2,340,745	1,024,683
Total investment income	2,563,399	2,349,249	1,042,950

EXPENSES:
Investment management fees	381,557	246,336	197,731
Distribution and service fees:
Class A	15,966	8,000	9,378
Class B	523,148	346,980	266,689
Transfer agent fees	13,807	5,220	8,797
Administrative service fees	46,961	30,319	24,336
Shareholder reporting expense	8,395	7,300	7,794
Professional fees	19,098	12,578	11,637
Custody and accounting expense	22,506	21,522	20,640
Director fees	4,550	3,650	2,848
Guarantee fees	193,712	125,063	100,387
Miscellaneous expense	6,100	3,399	3,679
Total expenses	1,253,800	810,367	653,916
Net recouped fees	36,934	20,600	2,000
Net expenses	1,272,734	830,967	655,916
Net investment income	1,290,665	1,518,282	387,034

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	747,523	238,203	71,100
Futures	13,056	—	—
Net realized gain on investments and futures	760,579	238,203	71,100
Net change in unrealized appreciation or depreciation on investments	(1,989,979)	(1,885,274)	(469,091)
Net realized and unrealized loss on investments and futures	(1,229,400)	(1,647,071)	(397,991)
Increase (decrease) in net assets resulting from operations	$61,265	$(128,789)	$(10,957)

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Classic Principal Protection Fund III		ING Classic Principal Protection Fund IV
	Year Ended May 31, 2005	Year Ended May 31, 2004	Year Ended May 31, 2005	Year Ended May 31, 2004

FROM OPERATIONS:
Net investment income	$1,290,665	$1,470,710	$1,518,282	$1,674,317
Net realized gain on investments and futures	760,579	528,886	238,203	677,419
Net change in unrealized appreciation or depreciation on investments	(1,989,979)	(2,562,799)	(1,885,274)	(3,013,329)

Net increase (decrease) in net assets resulting from operations	61,265	(563,203)	(128,789)	(661,593)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(261,462)	(177,416)	(153,532)	(140,377)
Class B	(1,606,233)	(920,348)	(1,432,163)	(1,130,289)

Return of capital:
Class A	(23,562)	—	—	—

Total distributions	(1,891,257)	(1,097,764)	(1,585,695)	(1,270,666)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	1,806,500	1,054,212	1,504,818	1,222,308
Cost of shares redeemed	(12,393,115)	(14,454,412)	(7,089,880)	(9,032,662)

Net decrease in net assets resulting from capital share transactions	(10,586,615)	(13,400,200)	(5,585,062)	(7,810,354)

Net decrease in net assets	(12,416,607)	(15,061,167)	(7,299,546)	(9,742,613)

NET ASSETS:
Beginning of year	65,300,739	80,361,906	41,742,705	51,485,318

End of year	$52,884,132	$65,300,739	$34,443,159	$41,742,705

Undistributed net investment income at end of year	$—	$577,164	$592,439	$659,875

See Accompanying Notes to Financial Statements

17

	ING Index Plus Protection Fund
	Year Ended May 31, 2005	Year Ended May 31, 2004

FROM OPERATIONS:
Net investment income	$387,034	$423,695
Net realized gain on investments	71,100	269,684
Net change in unrealized appreciation or depreciation on investments	(469,091)	(1,240,318)

Net decrease in net assets resulting from operations	(10,957)	(546,939)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(79,145)	(67,535)
Class B	(320,628)	(242,783)

Total distributions	(399,773)	(310,318)

FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	383,749	302,166
Cost of shares redeemed	(6,619,461)	(8,827,550)

Net decrease in net assets resulting from capital share transactions	(6,235,712)	(8,525,384)

Net decrease in net assets	(6,646,442)	(9,382,641)

NET ASSETS:
Beginning of year	34,205,612	43,588,253

End of year	$27,559,170	$34,205,612

Undistributed net investment income at end of year	$150,901	$163,695

See Accompanying Notes to Financial Statements

18

ING CLASSIC PRINCIPAL PROTECTION FUND III

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,			Seven Months Ended May 31, 2002(1)	Year Ended October 31, 2001	March 1, 2000(2) to October 31, 2000
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.59	9.81	9.59	9.91	10.22	10.00

Income (loss) from investment operations:
Net investment income	$0.30	0.26	0.21	0.17	0.26	0.06
Net realized and unrealized gain (loss) on investments	$(0.23)	(0.27)	0.29	(0.20)	(0.45)	0.16
Total from investment operations	$0.07	(0.01)	0.50	(0.03)	(0.19)	0.22

Less distributions from:
Net investment income	$0.41	0.21	0.28	0.29	0.12	—
Return of capital	$0.04	—	—	—	—	—
Total distributions	$0.45	0.21	0.28	0.29	0.12	—
Net asset value, end of period	$9.21	9.59	9.81	9.59	9.91	10.22

Total Return(3)%	0.79	(0.10)	5.26	(0.26)	(1.79)	1.09	**

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,358	7,397	8,832	9,597	9,830	10,739

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(4)(5)%	1.50	1.50	1.50	1.50	1.50	1.06

Gross expenses prior to expense reimbursement/recoupment(4)%	1.44	1.50	1.59	1.57	1.53	1.19

Net investment income after reimbursement/recoupment(4)(5)%	2.87	2.66	2.11	3.01	2.66	1.34
Portfolio turnover rate %	3	2	66	48	121	113

	Class B
	Year Ended May 31,			Seven Months Ended May 31, 2002(1)	Year Ended October 31, 2001	March 1, 2000(2) to October 31, 2000
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.56	9.78	9.55	9.84	10.17	10.00

Income (loss) from investment operations:
Net investment income	$0.22	0.19	0.14	0.13	0.19	0.06
Net realized and unrealized gain (loss) on investments	$(0.22)	(0.28)	0.29	(0.20)	(0.45)	0.11
Total from investment operations	$(0.00)*	(0.09)	0.43	(0.07)	(0.26)	0.17

Less distributions from:
Net investment income	$0.30	0.13	0.20	0.22	0.07	—
Total distributions	$0.30	0.13	0.20	0.22	0.07	—
Net asset value, end of period	$9.26	9.56	9.78	9.55	9.84	10.17

Total Return(3)%	0.03	(0.89)	4.56	(0.73)	(2.52)	0.79	**

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$47,526	57,904	71,530	76,430	80,416	87,907

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(4)(5)%	2.25	2.25	2.25	2.25	2.25	1.65

Gross expenses prior to expense reimbursement/recoupment(4)%	2.19	2.25	2.34	2.32	2.28	1.78

Net investment income after reimbursement/recoupment(4)(5)%	2.12	1.91	1.36	2.26	1.91	0.75
Portfolio turnover rate %	3	2	66	48	121	113

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*               Amount represents less than $0.01 per share.

**        Represents performance beginning on first day of the Guarantee Period (June 1, 2000). Total return from commencement of offering of shares was 2.20% and 1.70% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

19

ING CLASSIC PRINCIPAL PROTECTION FUND IV

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven Months	Year	July 6,
	Year Ended				Ended	Ended	2000(2) to
	May 31,				May 31,	October 31,	October 31,
	2005		2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.29		9.69	9.44	9.78	9.74	10.00

Income (loss) from investment operations:
Net investment income	$0.43	*	0.42	0.35	0.18	0.26	0.05
Net realized and unrealized gain (loss) on investments	$(0.40)		(0.49)	0.30	(0.24)	(0.13)	(0.31)
Total from investment operations	$0.03		(0.07)	0.65	(0.06)	0.13	(0.26)

Less distributions from:
Net investment income	$0.45		0.33	0.40	0.28	0.09	—
Total distributions	$0.45		0.33	0.40	0.28	0.09	—
Net asset value, end of period	$8.87		9.29	9.69	9.44	9.78	9.74

Total Return(3)%	0.37		(0.77)	6.99	(0.62)	1.40	(3.37)**

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,931		3,583	4,470	4,728	5,176	5,534

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(4)(5)%	1.50		1.50	1.50	1.50	1.50	0.87

Gross expenses prior to expense reimbursement/recoupment(4)%	1.45		1.55	1.73	1.66	1.60	1.30

Net investment income after reimbursement/recoupment(4)(5)%	4.69		4.29	3.51	3.17	2.62	2.01
Portfolio turnover rate %	1		1	25	16	77	38

	Class B
				Seven Months	Year	July 6,
	Year Ended			Ended	Ended	2000(2) to
	May 31,			May 31,	October 31,	October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.26	9.65	9.40	9.71	9.72	10.00

Income (loss) from investment operations:
Net investment income	$0.36 *	0.35	0.27	0.14	0.19	0.05
Net realized and unrealized gain (loss) on investments	$(0.39)	(0.49)	0.31	(0.25)	(0.13)	(0.33)
Total from investment operations	$(0.03)	(0.14)	0.58	(0.11)	0.06	(0.28)

Less distributions from:
Net investment income	$0.38	0.25	0.33	0.20	0.07	—
Total distributions	$0.38	0.25	0.33	0.20	0.07	—
Net asset value, end of period	$8.85	9.26	9.65	9.40	9.71	9.72

Total Return(3)%	(0.34)	(1.46)	6.19	(1.08)	0.60	(3.38)**

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,512	38,159	47,015	47,785	50,949	53,383

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(4)(5)	$2.25	2.25	2.25	2.25	2.25	1.41

Gross expenses prior to expense reimbursement/recoupment(4)%	2.20	2.30	2.48	2.41	2.35	1.84

Net investment income after reimbursement/recoupment(4)(5)%	3.94	3.55	2.76	2.42	1.87	1.47
Portfolio turnover rate% %	1	1	25	16	77	38

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*             Per share data calculated using weighted average number of shares outstanding throughout the period.

**        Represents performance beginning on first day of the Guarantee Period (September 7, 2000). Total return from commencement of offering of shares was (2.60)% and (2.80)% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

20

ING INDEX PLUS PROTECTION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven Months Ended May 31, 2002(1)	Year Ended October 31, 2001	October 2, 2000(2) to October 31, 2000
	Year Ended
	May 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$9.89	10.11	9.64	9.81	10.03	10.00

Income (loss) from investment operations:
Net investment income	$0.19	0.18	0.13	0.12	0.15	0.03
Net realized and unrealized gain (loss) on investments	$(0.13)	(0.25)	0.52	(0.17)	(0.30)	—
Total from investment operations	$0.06	(0.07)	0.65	(0.05)	(0.15)	0.03

Less distributions from:
Net investment income	$0.20	0.15	0.18	0.12	0.07	—
Total distributions	$0.20	0.15	0.18	0.12	0.07	—
Net asset value, end of period	$9.75	9.89	10.11	9.64	9.81	10.03

Total Return(3)%	0.64	(0.72)	6.76	(0.51)	(1.93)*	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,324	4,099	5,027	5,239	5,383	2,585

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(4)(5)%	1.50	1.50	1.50	1.50	1.46	0.59

Gross expenses prior to expense reimbursement/recoupment(4)%	1.50	1.58	1.73	1.70	1.66	6.35

Net investment income after reimbursement/recoupment(4)(5)%	1.94	1.75	1.26	2.06	1.58	4.05
Portfolio turnover rate %	2	8	96	101	139	—

	Class B
				Seven Months	Year	October 2,
	Year Ended			Ended	Ended	2000(2) to
	May 31,			May 31,	October 31,	October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.85	10.07	9.61	9.74	10.02	10.00

Income (loss) from investment operations:
Net investment income	$0.13	0.10	0.05	0.07	0.07	0.02
Net realized and unrealized gain (loss) on investments	$(0.14)	(0.25)	0.51	(0.15)	(0.29)	—
Total from investment operations	$(0.01)	(0.15)	0.56	(0.08)	(0.22)	0.02

Less distributions from:
Net investment income	$0.12	0.07	0.10	0.05	0.06	—
Total distributions	$0.12	0.07	0.10	0.05	0.06	—
Net asset value, end of period	$9.72	9.85	10.07	9.61	9.74	10.02

Total Return(3)%	(0.12)	(1.51)	5.86	(0.86)	(2.61)*	—	†

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,235	30,107	38,561	40,205	42,346	17,572

Ratios to average net assets:

Net expenses after expense reimbursement/recoupment(4)(5)%	2.25	2.25	2.25	2.25	2.21	1.31

Gross expenses prior to expense reimbursement/recoupment(4)%	2.25	2.33	2.48	2.45	2.41	7.06

Net investment income after reimbursement/recoupment(4)(5)%	1.18	1.00	0.51	1.31	0.83	3.33
Portfolio turnover rate %	2	8	96	101	139	—

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*               Represents performance beginning on first day of the Guarantee Period (December 1, 2000). Total return for year ended October 31, 2001 was (1.51%) and (2.21%) for Class A and Class B, respectively.

†     Total return from commencement of offering of shares was 0.30% and 0.20% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are nineteen separate funds which comprise the ING Series Fund, Inc. The three funds (each a “Fund”; collectively the “Funds”) that are in this report are: ING Classic Principal Protection Fund III (“Classic Principal Protection III” or “PPF III”), ING Classic Principal Protection Fund IV (“Classic Principal Protection IV” or “PPF IV”) and ING Index Plus Protection Fund (“Index Plus Protection” or “IPPF”).

Each Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of each Fund’s Guarantee Period. If during the Guarantee Period the equity markets experience a major decline, the Funds’ assets may become largely or entirely invested in the Fixed Component, which consists primarily of U.S. Government securities. Use of the Fixed Component reduces the Funds’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. Each Fund guarantees that on the Maturity Date, each shareholder will receive no less than the Guarantee per Share amount for each share held. The Guarantee per Share will equal the NAV on the last day of the Offering Period, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such distributions and does not redeem any shares during the Guarantee Period will receive, on the Maturity Date, no less than his or her account value at the inception of the Guarantee Period.

The following table presents the time periods for each Fund’s three phases:

	Offering	Guarantee	Maturity
	Period	Period	Date
PPF III*	03/01/00 – 05/31/00	06/01/00 – 05/31/05	05/31/05
PPF IV*	07/06/00 – 09/06/00	09/07/00 – 09/06/05	09/06/05
IPPF*	10/02/00 – 11/30/00	12/01/00 – 11/30/05	11/30/05 **

*              Closed to new investors.

**           Guarantee Maturity Date for IPPF. After this date IPPF goes into the Index Plus Large Cap Period.

In accordance with the original fund prospectuses, PPF III was liquidated after the close of business on May 31, 2005 and PPF IV will liquidate on September 6, 2005. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As the accounting principles generally accepted in the United States of America (GAAP) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements for PPF III and PPF IV have been prepared in conformity with GAAP for investment companies.

Each Fund offers two classes of shares: Class A and Class B. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

ING Investments, LLC (“ING Investments”), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC is the principal underwriter of the Funds. ING Funds Distributor, LLC, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is one of the largest financial services organizations in the world and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.            Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices.

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Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.            Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

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C.            Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

E.             Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gains distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F.             Guarantee Fees. Each Fund’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each Fund pays MBIA an annual guarantee fee of 0.33% of its average daily net assets.

G.            Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the

24

agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.              Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
PPF III	$1,736,096	$4,193,334
PPF IV	274,732	272,766
IPPF	680,138	716,146

U.S. Government securities not included above were as follows:

	Purchases	Sales
PPF III	$—	$64,095,262
PPF IV	—	7,978,721
IPPF	—	7,170,419

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each Fund is 0.65% during its Guarantee Period. IPPF will pay 0.45% during its Index Plus Large Cap Period, which begins December 1, 2005.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement

25

with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B
PPF III	0.25%	1.00%
PPF IV	0.25%	1.00%
IPPF	0.25%	1.00%

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Services and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Total
PPF III	$29,513	$3,632	$41,961	$75,106
PPF IV	22,497	2,350	27,480	52,327
IPPF	15,327	1,886	21,437	38,650

The Funds have adopted a Deferred Compensation Plan (the “Plan”) which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2005, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

	Payable for	Payable for
	Guarantee	Professional
	Fees	Fees
PPF III	$14,984	$26,781
PPF IV	9,695	25,982
IPPF	7,780	27,012

NOTE 8 — EXPENSE LIMITATIONS

ING Investments, LLC entered into a written Expense Limitation Agreement with each of the Funds whereby, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B
PPF III	1.50%	2.25%
PPF IV	1.50%	2.25%
IPPF	1.50%	2.25%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Outstanding reimbursement balances due to the Funds under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

Waived and reimbursed fees are subject to possible recoupment by the Investment Manager. As of May 31, 2005, PPF III had nothing available for recoupment due to the Fund maturing after the close of business on May 31, 2005, PPF IV had $147,158 in possible recoupments which will expire on the Fund’s maturity date of September 6, 2005, and IPPF had $102,565 and $34,115, which will mature on May 31, 2006 and May 31, 2007, respectively.

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the Expense Limitation Agreements within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a

26

commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended May 31, 2005, the Funds did not utilize the line of credit.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Classic Principal Protection III				Classic Principal Protection IV
	Class A Shares		Class B Shares		Class A Shares		Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004	2005	2004

(Number of Shares)
Dividends reinvested	29,749	17,427	164,507	92,502	16,482	14,782	153,573	116,484
Shares redeemed	(219,630)	(146,104)	(1,092,348)	(1,350,832)	(71,810)	(90,457)	(712,180)	(866,285)

Net decrease in shares outstanding	(189,881)	(128,677)	(927,841)	(1,258,330)	(55,328)	(75,675)	(558,607)	(749,801)

($)
Dividends reinvested	$276,228	$167,121	$1,530,272	$887,091	$145,699	$137,654	$1,359,119	$1,084,654
Shares redeemed	(2,078,700)	(1,415,270)	(10,314,415)	(13,039,142)	(656,019)	(853,688)	(6,433,861)	(8,178,974)

Net decrease	$(1,802,472)	$(1,248,149)	$(8,784,143)	$(12,152,051)	$(510,320)	$(716,034)	$(5,074,742)	$(7,094,320)

	Index Plus Protection
	Class A Shares		Class B Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004

(Number of Shares)
Dividends reinvested	7,959	6,530	31,538	23,968
Shares redeemed	(81,484)	(89,148)	(594,705)	(796,746)

Net decrease in shares outstanding	(73,525)	(82,618)	(563,167)	(772,778)

($)
Dividends reinvested	$77,200	$64,643	$306,549	$237,523
Shares redeemed	(795,445)	(892,131)	(5,824,016)	(7,935,419)

Net decrease	$(718,245)	$(827,488)	$(5,517,467)	$(7,697,896)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2005:

	Undistributed
	Net Investment	Accumulated
	Income on	Net Realized
	Investments	Gains
PPF III	$(134)	$134
PPF IV	(23)	23
IPPF	(55)	55

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

27

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended		Year Ended
	May 31, 2005		May 31, 2004
	Ordinary Income	Return of Capital	Ordinary Income
PPF III	$1,867,695	$23,562	$1,097,764
PPF IV	1,585,695	—	1,270,666
IPPF	399,773	—	310,318

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

	Undistributed	Unrealized
	Ordinary	Appreciation/	Capital Loss	Expiration
	Income	Depreciation	Carryforwards	Dates
PPF IV	$592,440	$297,333	$(6,905,411)	2005
IPPF	150,901	156,696	(1,625,752)	2009

NOTE 12 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•      ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were

28

terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•      ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•      The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•      ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•      ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

29

ING CLASSIC PRINCIPAL PROTECTION FUND III

PORTFOLIO OF INVESTMENTS

AS OF MAY 31, 2005

Principal Amount			Value

SHORT-TERM INVESTMENTS: 100.0%
	Repurchase Agreement: 100.0%
$52,893,000	Morgan Stanley Repurchase Agreement dated 05/31/05, 3.050% due 06/01/05, $52,897,481 to be received upon repurchase (Collateralized by $54,335,000 Various U.S. Government Agency Obligations, 3.000-3.160% Market Value plus accrued interest $54,128,148, due 08/17/05-03/30/07)		$52,893,000

	Total Short-Term Investments (Cost $52,893,000)		52,893,000

	Total Investments In Securities (Cost $52,893,000)*	100.0%	$52,893,000
	Other Assets and Liabilities-Net	(0.0)	(8,868)

	Net Assets	100.0%	$52,884,132

See Accompanying Notes to Financial Statements

30

ING CLASSIC PRINCIPAL PROTECTION FUND IV

PORTFOLIO OF INVESTMENTS

AS OF MAY 31, 2005

Shares			Value

COMMON STOCK: 1.2%
		Advertising: 0.0%
15	@	Interpublic Group of Cos., Inc.	$185
11		Omnicom Group, Inc.	901
			1,086
		Aerospace/Defense: 0.0%
8		General Dynamics Corp.	864
30		Goodrich Corp.	42
3		Boeing Co.	1,917
1		L-3 Communications Holdings, Inc.	212
29		Lockheed Martin Corp.	1,882
14		Northrop Grumman Corp.	780
18		Raytheon Co.	705
6		Rockwell Collins, Inc.	296
19		United Technologies Corp.	2,027
			8,725
		Agriculture: 0.0%
77		Altria Group, Inc.	5,169
41		Archer-Daniels-Midland Co.	814
19		Monsanto Co.	1,083
5		Reynolds American, Inc.	415
4		UST, Inc.	178
			7,659
		Apparel: 0.0%
24	@	Coach, Inc.	697
5		Jones Apparel Group, Inc.	160
4		Liz Claiborne, Inc.	150
16		Nike, Inc.	1,315
2		Reebok Intl., Ltd.	81
6		VF Corp.	339
			2,742
		Auto Manufacturers: 0.0%
76		Ford Motor Co.	758
3	@	Navistar Intl. Corp.	92
7		PACCAR, Inc.	495
			1,345
		Auto Parts and Equipment: 0.0%
6	@	Goodyear Tire & Rubber Co.	86
6		Johnson Controls, Inc.	340
			426
		Banks: 0.1%
15		AmSouth Bancorporation	400
249		Bank of America Corp.	11,533
11		BB&T Corp.	439
10		Comerica, Inc.	559
4		Compass Bancshares, Inc.	178
5		First Horizon National Corp.	211
2		Huntington Bancshares, Inc.	47
25		KeyCorp	819
4		M & T Bank Corp.	409
10		Marshall & Ilsley Corp.	435
8		Mellon Financial Corp.	222
22		National City Corp.	760
16		North Fork Bancorporation, Inc.	436
7		Northern Trust Corp.	321
10		PNC Financial Services Group, Inc.	547
12		State Street Corp.	576
13		SunTrust Banks, Inc.	957
2		Synovus Financial Corp.	58
28		The Bank of New York Co., Inc.	807
75		U.S. Bancorp	2,200
58		Wachovia Corp.	2,943
31		Wells Fargo & Co.	1,873
3		Zions Bancorporation	213
			26,943
		Beverages: 0.0%
15		Anheuser-Busch Cos., Inc.	703
6		Brown-Forman Corp.	358
140		Coca-Cola Co.	6,248
7		Coca-Cola Enterprises, Inc.	153
2		Molson Coors Brewing Co.	117
10		Pepsi Bottling Group, Inc.	284
104		PepsiCo, Inc.	5,851
			13,714
		Biotechnology: 0.0%
47	@	Amgen, Inc.	2,941
9	@	Genzyme Corp.	562
2	@	Millipore Corp.	103
			3,606
		Building Materials: 0.0%
13		American Standard Cos., Inc.	556
17		Masco Corp.	544
4		Vulcan Materials Co.	240
			1,340
		Chemicals: 0.0%
8		Air Products & Chemicals, Inc.	482
2		Ashland, Inc.	137
59		Dow Chemical Co.	2,673
37		E.I. du Pont de Nemours & Co.	1,721
3		Eastman Chemical Co.	176
1		Ecolab, Inc.	32
2		Engelhard Corp.	59
5		International Flavors & Fragrances, Inc.	185
11		PPG Industries, Inc.	719
14		Praxair, Inc.	656
8		Rohm & Haas Co.	373
5		Sherwin-Williams Co.	222
3		Sigma-Aldrich Corp.	180
			7,615
		Commercial Services: 0.0%
65		Cendant Corp.	1,379
8		Equifax, Inc.	278
9		H&R Block, Inc.	449
19		McKesson Corp.	765
10		Moody’s Corp.	433
21		Paychex, Inc.	606
8		R.R. Donnelley & Sons Co.	266
9		Robert Half Intl., Inc.	224
			4,400
		Computers: 0.1%
59	@	Apple Computer, Inc.	2,343
11	@	Computer Sciences Corp.	509
175	@	Dell, Inc.	6,982
9		Electronic Data Systems Corp.	177
150	@	EMC Corp.	2,109
111		Hewlett-Packard Co.	2,499
60		International Business Machines Corp.	4,533
5	@	Lexmark Intl., Inc.	342
10	@	NCR Corp.	366
24	@	Network Appliance, Inc.	690
240	@	Sun Microsystems, Inc.	914
11	@	Sungard Data Systems, Inc.	382
10	@	Unisys Corp.	72
			21,918
		Cosmetics/Personal Care: 0.0%
5		Alberto-Culver Co.	222
2		Avon Products, Inc.	79
21		Colgate-Palmolive Co.	1,049
38		Gillette Co.	2,004

See Accompanying Notes to Financial Statements

31

Shares			Value

		Cosmetics/Personal Care (continued)
19		Kimberly-Clark Corp.	$1,222
103		Procter & Gamble Co.	5,681
			10,257
		Distribution/Wholesale: 0.0%
7		Genuine Parts Co.	301
5		W.W. Grainger, Inc.	272
			573
		Diversified Financial Services: 0.1%
47		American Express Co.	2,531
7		Bear Stearns Cos., Inc.	693
8		Capital One Financial Corp.	603
9		Charles Schwab Corp.	102
10		CIT Group, Inc.	424
96		Citigroup, Inc.	4,524
24		Countrywide Financial Corp.	892
26	@	E*TRADE Financial Corp.	321
36		Fannie Mae	2,133
3		Federated Investors, Inc.	89
9		Franklin Resources, Inc.	649
26		Freddie Mac	1,691
18		Goldman Sachs Group, Inc.	1,755
19		Lehman Brothers Holdings, Inc.	1,752
48		MBNA Corp.	1,012
36		Merrill Lynch & Co., Inc.	1,953
68		Morgan Stanley	3,329
20	@	Providian Financial Corp.	356
16		SLM Corp.	772
1		T. Rowe Price Group, Inc.	60
			25,641
		Electric: 0.0%
25	@	AES Corp.	372
6	@	Allegheny Energy, Inc.	145
4		Ameren Corp.	218
16		American Electric Power Co., Inc.	571
11		CenterPoint Energy, Inc.	135
4		Cinergy Corp.	165
14	@	CMS Energy Corp.	185
9		Consolidated Edison, Inc.	410
9		Constellation Energy Group, Inc.	481
12		Dominion Resources, Inc.	844
6		DTE Energy Co.	285
43		Duke Energy Corp.	1,182
13		Edison Intl	478
8		Entergy Corp.	575
26		Exelon Corp.	1,217
12		FirstEnergy Corp.	532
14		FPL Group, Inc.	569
6		NiSource, Inc.	145
16		PG&E Corp.	572
8		PPL Corp.	460
2		Progress Energy, Inc.	88
8		Public Service Enterprise Group, Inc.	444
27		Southern Co.	917
8		TECO Energy, Inc.	141
14		TXU Corp.	1,124
4		Xcel Energy, Inc.	74
			12,329
		Electrical Components and Equipment: 0.0%
16		Emerson Electric Co.	1,064
			1,064
		Electronics: 0.0%
17	@	Agilent Technologies, Inc.	409
10		Applera Corp. — Applied Biosystems Group	214
1	@	Fisher Scientific Intl., Inc.	62
7	@	Jabil Circuit, Inc.	205
1		Parker Hannifin Corp.	60
5		PerkinElmer, Inc.	96
39	@	Solectron Corp.	142
5		Tektronix, Inc.	113
8	@	Thermo Electron Corp.	211
4	@	Waters Corp.	155
			1,667
		Engineering and Construction: 0.0%
3		Fluor Corp.	172
			172
		Environmental Control: 0.0%
20		Waste Management, Inc.	590
			590
		Food: 0.0%
3		Albertson’s, Inc.	63
7		Campbell Soup Co.	217
21		ConAgra Foods, Inc.	549
13		General Mills, Inc.	644
14		H.J. Heinz Co.	509
9		Hershey Foods Corp.	578
15		Kellogg Co.	682
14	@	Kroger Co.	235
5		McCormick & Co., Inc.	169
17	@	Safeway, Inc.	374
30		Sara Lee Corp.	609
10		SUPERVALU, Inc.	328
12		Wm. Wrigley Jr. Co.	819
			5,776
		Forest Products and Paper: 0.0%
9		Georgia-Pacific Corp.	299
2		International Paper Co.	64
5		Louisiana-Pacific Corp.	126
11		MeadWestvaco Corp.	316
7		Plum Creek Timber Co., Inc.	245
6		Temple-Inland, Inc.	214
1		Weyerhaeuser Co.	64
			1,328
		Gas: 0.0%
5		KeySpan Corp.	199
14		Sempra Energy	555
			754
		Hand/Machine Tools: 0.0%
5		Black & Decker Corp.	436
3		Snap-On, Inc.	104
5		Stanley Works	223
			763
		Healthcare — Products: 0.1%
2		Bausch & Lomb, Inc.	156
22		Baxter Intl., Inc.	812
18		Becton Dickinson & Co.	1,034
9		Biomet, Inc.	339
31	@	Boston Scientific Corp.	840
4		C.R. Bard, Inc.	273
23		Guidant Corp.	1,699
120		Johnson & Johnson	8,052
46		Medtronic, Inc.	2,473
14	@	St. Jude Medical, Inc.	562
10	@	Zimmer Holdings, Inc.	766
			17,006
		Healthcare — Services: 0.0%
15		HCA, Inc.	810
9	@	Humana, Inc.	327
5	@	Laboratory Corp. of America Holdings	242

See Accompanying Notes to Financial Statements

32

Shares			Value

		Healthcare — Services (continued)
3		Quest Diagnostics, Inc.	$315
92		UnitedHealth Group, Inc.	4,470
22	@	WellPoint, Inc.	2,926
			9,090
		Home Builders: 0.0%
1		Centex Corp.	65
			65
		Home Furnishings: 0.0%
7		Leggett & Platt, Inc.	186
2		Whirlpool Corp.	138
			324
		Household Products/Wares: 0.0%
3		Avery Dennison Corp.	157
10		Clorox Co.	584
7		Fortune Brands, Inc.	606
			1,347
		Housewares: 0.0%
10		Newell Rubbermaid, Inc.	228
			228
		Insurance: 0.1%
17	@@	ACE Ltd.	735
19		AFLAC, Inc.	789
42		Allstate Corp.	2,444
4		AMBAC Financial Group, Inc.	289
96		American Intl. Group, Inc.	5,333
12		Aon Corp.	299
12		Chubb Corp.	1,011
9		CIGNA Corp.	875
5		Cincinnati Financial Corp.	197
12		Hartford Financial Services Group, Inc.	897
5		Jefferson-Pilot Corp.	252
7		Lincoln National Corp.	319
7		Loews Corp.	527
5		MBIA, Inc.	280
52		MetLife, Inc.	2,319
5		MGIC Investment Corp.	307
11		Principal Financial Group	439
14		Progressive Corp.	1,345
33		Prudential Financial, Inc.	2,089
7		Safeco Corp.	377
13		St. Paul Travelers Cos., Inc.	492
5		Torchmark Corp.	264
12		UnumProvident Corp.	220
10	@@	XL Capital Ltd.	753
			22,852
		Internet: 0.0%
46	@	eBay, Inc.	1,748
4	@	Monster Worldwide, Inc.	106
51	@	Symantec Corp.	1,153
51	@	Yahoo!, Inc.	1,897
			4,904
		Iron/Steel: 0.0%
10		Nucor Corp.	530
7		United States Steel Corp.	278
			808
		Leisure Time: 0.0%
5		Brunswick Corp.	215
20		Carnival Corp.	1,059
12		Harley-Davidson, Inc.	588
5		Sabre Holdings Corp.	100
			1,962
		Lodging: 0.0%
5		Harrah’s Entertainment, Inc.	359
19		Hilton Hotels Corp.	460
14		Marriott Intl., Inc.	946
7		Starwood Hotels & Resorts Worldwide, Inc.	392
			2,157
		Machinery — Diversified: 0.0%
2		Cummins, Inc.	136
4		Deere & Co.	265
11		Rockwell Automation, Inc.	565
			966
		Media: 0.0%
81	@	Comcast Corp.	2,608
4		Gannett Co., Inc.	298
16		McGraw-Hill Cos., Inc.	699
2		Meredith Corp.	99
2		New York Times Co.	63
11		News Corp. — Class A	177
169	@	Time Warner, Inc.	2,942
2		Tribune Co.	72
32		Viacom, Inc.	1,097
76		Walt Disney Co.	2,085
			10,140
		Mining: 0.0%
6		Freeport-McMoRan Copper & Gold, Inc.	212
7		Phelps Dodge Corp.	612
			824
		Miscellaneous Manufacturing: 0.1%
48		3M Co.	3,679
5		Cooper Industries Ltd.	345
12		Danaher Corp.	662
7		Dover Corp.	265
13		Eastman Kodak Co.	342
5		Eaton Corp.	299
388		General Electric Co.	14,155
53		Honeywell Intl., Inc.	1,920
10		Illinois Tool Works, Inc.	844
6	@@	Ingersoll-Rand Co., Ltd.	464
3		ITT Industries, Inc.	285
5		Pall Corp.	146
7		Textron, Inc.	541
37	@@	Tyco Intl., Ltd.	1,070
			25,017
		Office/Business Equipment: 0.0%
11		Pitney Bowes, Inc.	491
37	@	Xerox Corp.	502
			993
		Oil and Gas: 0.1%
3		Amerada Hess Corp.	279
8		Anadarko Petroleum Corp.	606
9		Apache Corp.	529
21		Burlington Resources, Inc.	1,064
97		ChevronTexaco Corp.	5,217
21		ConocoPhillips	2,265
29		Devon Energy Corp.	1,331
8		EOG Resources, Inc.	399
390		Exxon Mobil Corp.	21,917
4		Kerr-McGee Corp.	295
20		Marathon Oil Corp.	970
1		Noble Corp.	57
17		Occidental Petroleum Corp.	1,243
3	@	Rowan Cos., Inc.	83
4		Sunoco, Inc.	410
10	@	Transocean, Inc.	498

See Accompanying Notes to Financial Statements

33

Shares			Value

		Oil and Gas (continued)
11		Unocal Corp.	$627
14		Valero Energy Corp.	961
			38,751
		Oil and Gas Services: 0.0%
1		Baker Hughes, Inc.	46
1		BJ Services Co.	50
16		Halliburton Co.	684
5	@	National-Oilwell Varco, Inc.	225
			1,005
		Packaging and Containers: 0.0%
6		Ball Corp.	225
4		Bemis Co.	109
3	@	Pactiv Corp.	69
3	@	Sealed Air Corp.	155
			558
		Pharmaceuticals: 0.1%
6		Abbott Laboratories	289
4		Allergan, Inc.	309
7		AmerisourceBergen Corp.	452
75		Bristol-Myers Squibb Co.	1,902
31		Cardinal Health, Inc.	1,796
29	@	Caremark Rx, Inc.	1,295
3	@	Express Scripts, Inc.	277
7	@	Forest Laboratories, Inc.	270
16	@	Gilead Sciences, Inc.	653
6	@	Hospira, Inc.	228
8	@	King Pharmaceuticals, Inc.	76
10	@	Medco Health Solutions, Inc.	500
89		Merck & Co., Inc.	2,887
275		Pfizer, Inc.	7,672
55		Schering-Plough Corp.	1,073
50		Wyeth	2,169
			21,848
		Pipelines: 0.0%
9		El Paso Corp.	93
2		Kinder Morgan, Inc.	155
20		Williams Cos., Inc.	369
			617
		Real Estate Investment Trusts: 0.0%
3		Apartment Investment & Management Co.	111
4		Archstone-Smith Trust	147
14		Equity Office Properties Trust	455
10		Equity Residential	359
4		Simon Property Group, Inc.	275
			1,347
		Retail: 0.1%
1	@	Autonation, Inc.	20
11	@	Bed Bath & Beyond, Inc.	447
20		Best Buy Co., Inc.	1,089
8		Circuit City Stores, Inc.	131
18		Costco Wholesale Corp.	818
8		CVS Corp.	439
9		Darden Restaurants, Inc.	292
4		Dillard’s, Inc.	96
6		Family Dollar Stores, Inc.	154
10		Federated Department Stores, Inc.	675
48		Gap, Inc.	1,008
138		Home Depot, Inc.	5,430
17		J.C. Penney Co., Inc. Holding Co.	846
6	@	Kohl’s Corp.	292
2		Limited Brands, Inc.	41
15		Lowe’s Cos., Inc.	858
6		May Department Stores Co.	229
48		McDonald’s Corp.	1,485
5		Nordstrom, Inc.	305
16	@	Office Depot, Inc.	316
1		RadioShack Corp.	25
7	@	Sears Holdings Corp.	1,027
53		Staples, Inc.	1,141
17	@	Starbucks Corp.	931
36		Target Corp.	1,933
18		TJX Cos., Inc.	413
8	@	Toys “R” Us, Inc.	210
125		Wal-Mart Stores, Inc.	5,903
73		Walgreen Co.	3,310
7		Wendy’s Intl., Inc.	316
11		Yum! Brands, Inc.	564
			30,744
		Savings and Loans: 0.0%
12		Golden West Financial Corp.	751
32		Washington Mutual, Inc.	1,322
			2,073
		Semiconductors: 0.1%
18	@	Altera Corp.	399
14		Analog Devices, Inc.	519
64		Applied Materials, Inc.	1,050
10	@	Broadcom Corp.	355
4	@	Freescale Semiconductor, Inc.	81
379		Intel Corp.	10,206
2		KLA-Tencor Corp.	91
12		Linear Technology Corp.	450
2		Maxim Integrated Products, Inc.	79
14		National Semiconductor Corp.	282
5	@	Novellus Systems, Inc.	133
6	@	Nvidia Corp.	163
4	@	QLogic Corp.	128
65		Texas Instruments, Inc.	1,797
			15,733
		Software: 0.1%
34		Adobe Systems, Inc.	1,124
16		Autodesk, Inc.	633
22		Automatic Data Processing, Inc.	964
12	@	BMC Software, Inc.	204
9	@	Citrix Systems, Inc.	226
22		Computer Associates Intl., Inc.	600
19	@	Compuware Corp.	130
11	@	Electronic Arts, Inc.	578
30		First Data Corp.	1,135
8	@	Fiserv, Inc.	344
11		IMS Health, Inc.	270
8	@	Intuit, Inc.	346
3	@	Mercury Interactive Corp.	135
364		Microsoft Corp.	9,392
12	@	Novell, Inc.	70
322	@	Oracle Corp.	4,129
13	@	Parametric Technology Corp.	78
24	@	Siebel Systems, Inc.	221
16	@	Veritas Software Corp.	398
			20,977
		Telecommunications: 0.1%
12		Alltel Corp.	698
36		AT&T Corp.	676
17	@	Avaya, Inc.	156
38		BellSouth Corp.	1,017
8		CenturyTel, Inc.	262
261	@	Cisco Systems, Inc.	5,059
2		Citizens Communications Co.	27
10	@	Comverse Technology, Inc.	235
6	@	Corning, Inc.	94
153		Motorola, Inc.	2,658

See Accompanying Notes to Financial Statements

34

Shares				Value

47	@	Nextel Communications, Inc.		$1,418
60		QUALCOMM, Inc.		2,236
150		SBC Communications, Inc.		3,507
9		Scientific-Atlanta, Inc.		300
31		Sprint Corp.		734
15	@	Tellabs, Inc.		123
113		Verizon Communications, Inc.		3,998
				23,198
		Textiles: 0.0%
6		Cintas Corp.		242
				242
		Toys/Games/Hobbies: 0.0%
10		Hasbro, Inc.		202
16		Mattel, Inc.		291
				493
		Transportation: 0.0%
14		Burlington Northern Santa Fe Corp.		692
15		CSX Corp.		624
13		FedEx Corp.		1,162
15		Norfolk Southern Corp.		479
3		Ryder System, Inc.		110
9		Union Pacific Corp.		603
42		United Parcel Service, Inc.		3,093
				6,763
		Total Common Stock (Cost $337,178)		425,465
		U.S. Treasury STRIP: 98.9%
$34,245,000		2.790%, due 08/15/05		$34,046,242
		Total U.S. Treasury Obligations (Cost $33,789,547)		34,046,242
		Total Long-Term Investments (Cost $34,126,725)		34,471,707

SHORT-TERM INVESTMENTS: 0.3%
		Repurchase Agreement: 0.3%
107,000		Morgan Stanley Repurchase Agreement dated 05/31/05, 3.052% due 06/01/05, $107,009 to be received upon repurchase (Collateralized by $110,000 Federal Farm Credit Bank, 4.750%, Market Value plus accrued interest $111,393, due 03/14/11)		107,000
		Total Short-Term Investments (Cost $107,000)		107,000

		Total Investments In Securities (Cost $34,233,725)*	100.4%	$34,578,707
		Other Assets and Liabilities-Net	(0.4)	(135,548)

		Net Assets	100.0%	$34,443,159

@	Non-income producing security
@@	Foreign issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $34,281,374. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$300,632
Gross Unrealized Depreciation	(3,299)

Net Unrealized Appreciation	$297,333

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS PROTECTION FUND

PORTFOLIO OF INVESTMENTS

AS OF MAY 31, 2005

Shares			Value

COMMON STOCK: 3.2%
		Advertising: 0.0%
30	@	Interpublic Group of Cos., Inc.	$370
27		Omnicom Group, Inc.	2,211
			2,581
		Aerospace/Defense: 0.1%
60		Boeing Co.	3,834
17		General Dynamics Corp.	1,836
0		L-3 Communications Holdings, Inc.	—
63		Lockheed Martin Corp.	4,088
30		Northrop Grumman Corp.	1,672
40		Raytheon Co.	1,566
10		Rockwell Collins, Inc.	494
40		United Technologies Corp.	4,268
			17,758
		Agriculture: 0.1%
160		Altria Group, Inc.	10,742
92		Archer-Daniels-Midland Co.	1,826
40		Monsanto Co.	2,280
10		Reynolds American, Inc.	829
10		UST, Inc.	446
			16,123
		Apparel: 0.0%
60	@	Coach, Inc.	1,742
7		Jones Apparel Group, Inc.	223
5		Liz Claiborne, Inc.	188
33		Nike, Inc.	2,713
5		Reebok Intl., Ltd.	204
10		VF Corp.	564
			5,634
		Auto Manufacturers: 0.0%
160		Ford Motor Co.	1,597
10	@	Navistar Intl. Corp.	305
16		PACCAR, Inc.	1,132
			3,034
		Auto Parts and Equipment: 0.0%
20	@	Goodyear Tire & Rubber Co.	288
14		Johnson Controls, Inc.	793
			1,081
		Banks: 0.2%
30		AmSouth Bancorporation	800
516		Bank of America Corp.	23,900
20		BB&T Corp.	799
20		Comerica, Inc.	1,118
10		Compass Bancshares, Inc.	446
10		First Horizon National Corp.	422
50		KeyCorp	1,638
10		M & T Bank Corp.	1,021
20		Marshall & Ilsley Corp.	870
14		Mellon Financial Corp.	389
52		National City Corp.	1,797
35		North Fork Bancorporation, Inc.	954
10		Northern Trust Corp.	459
25		PNC Financial Services Group, Inc.	1,366
20		State Street Corp.	960
25		SunTrust Banks, Inc.	1,840
15		Synovus Financial Corp.	436
60		The Bank of New York Co., Inc.	1,729
157		U.S. Bancorp	4,605
125		Wachovia Corp.	6,344
60		Wells Fargo & Co.	3,625
10		Zions Bancorporation	708
			56,226
		Beverages: 0.1%
30		Anheuser-Busch Cos., Inc.	1,406
12		Brown-Forman Corp.	715
290		Coca-Cola Co.	12,942
17		Coca-Cola Enterprises, Inc.	372
10		Molson Coors Brewing Co.	585
20		Pepsi Bottling Group, Inc.	567
210		PepsiCo, Inc.	11,815
			28,402
		Biotechnology: 0.0%
94	@	Amgen, Inc.	5,882
20	@	Genzyme Corp.	1,248
			7,130
		Building Materials: 0.0%
21		American Standard Cos., Inc.	899
35		Masco Corp.	1,121
8		Vulcan Materials Co.	479
			2,499
		Chemicals: 0.1%
20		Air Products & Chemicals, Inc.	1,205
128		Dow Chemical Co.	5,796
80		E.I. du Pont de Nemours & Co.	3,721
10		Eastman Chemical Co.	588
2		Engelhard Corp.	59
10		International Flavors & Fragrances, Inc.	371
25		PPG Industries, Inc.	1,635
28		Praxair, Inc.	1,312
20		Rohm & Haas Co.	933
10		Sherwin-Williams Co.	445
6		Sigma-Aldrich Corp.	359
			16,424
		Commercial Services: 0.0%
140		Cendant Corp.	2,970
20		Equifax, Inc.	694
9		H&R Block, Inc.	449
40		McKesson Corp.	1,611
20		Moody’s Corp.	865
49		Paychex, Inc.	1,415
20		R.R. Donnelley & Sons Co.	665
16		Robert Half Intl., Inc.	399
			9,068
		Computers: 0.2%
120	@	Apple Computer, Inc.	4,765
20	@	Computer Sciences Corp.	926
362	@	Dell, Inc.	14,441
20		Electronic Data Systems Corp.	394
324	@	EMC Corp.	4,555
230		Hewlett-Packard Co.	5,177
122		International Business Machines Corp.	9,217
8	@	Lexmark Intl., Inc.	548
20	@	NCR Corp.	733
50	@	Network Appliance, Inc.	1,438
500	@	Sun Microsystems, Inc.	1,905
20	@	Sungard Data Systems, Inc.	694
20	@	Unisys Corp.	145
			44,938
		Cosmetics/Personal Care: 0.1%
6		Alberto-Culver Co.	266
43		Colgate-Palmolive Co.	2,149
75		Gillette Co.	3,956
40		Kimberly-Clark Corp.	2,573
206		Procter & Gamble Co.	11,360
			20,304

See Accompanying Notes to Financial Statements

36

Shares			Value

		Distribution/Wholesale: 0.0%
10		Genuine Parts Co.	$430
10		W.W. Grainger, Inc.	544
			974
		Diversified Financial Services: 0.2%
97		American Express Co.	5,223
14		Bear Stearns Cos., Inc.	1,387
15		Capital One Financial Corp.	1,131
20		Charles Schwab Corp.	227
30		CIT Group, Inc.	1,273
195		Citigroup, Inc.	9,185
50		Countrywide Financial Corp.	1,859
50	@	E*TRADE Financial Corp.	618
69		Fannie Mae	4,088
19		Franklin Resources, Inc.	1,371
56		Freddie Mac	3,642
40		Goldman Sachs Group, Inc.	3,900
43		Lehman Brothers Holdings, Inc.	3,965
100		MBNA Corp.	2,109
66		Merrill Lynch & Co., Inc.	3,581
138		Morgan Stanley	6,755
30	@	Providian Financial Corp.	535
29		SLM Corp.	1,400
			52,249
		Electric: 0.1%
50	@	AES Corp.	745
10	@	Allegheny Energy, Inc.	242
10		Ameren Corp.	546
29		American Electric Power Co., Inc.	1,035
20		CenterPoint Energy, Inc.	245
10		Cinergy Corp.	412
20	@	CMS Energy Corp.	265
20		Consolidated Edison, Inc.	910
14		Constellation Energy Group, Inc.	748
30		Dominion Resources, Inc.	2,109
10		DTE Energy Co.	475
91		Duke Energy Corp.	2,501
27		Edison Intl.	992
20		Entergy Corp.	1,437
48		Exelon Corp.	2,249
30		FirstEnergy Corp.	1,329
30		FPL Group, Inc.	1,220
10		NiSource, Inc.	241
30		PG&E Corp.	1,073
12		PPL Corp.	690
20		Public Service Enterprise Group, Inc.	1,110
60		Southern Co.	2,037
20		TECO Energy, Inc.	354
35		TXU Corp.	2,809
10		Xcel Energy, Inc.	184
			25,958
		Electrical Components and Equipment: 0.0%
34		Emerson Electric Co.	2,260
			2,260
		Electronics: 0.0%
40	@	Agilent Technologies, Inc.	960
20		Applera Corp. — Applied Biosystems Group	428
20	@	Jabil Circuit, Inc.	585
20		PerkinElmer, Inc.	383
80	@	Solectron Corp.	292
10	@	Thermo Electron Corp.	263
10	@	Waters Corp.	389
			3,300
		Environmental Control: 0.0%
40		Waste Management, Inc.	1,180
			1,180
		Food: 0.0%
10		Albertson’s, Inc.	210
20		Campbell Soup Co.	621
40		ConAgra Foods, Inc.	1,046
30		General Mills, Inc.	1,485
30		H.J. Heinz Co.	1,091
20		Hershey Foods Corp.	1,284
34		Kellogg Co.	1,547
30	@	Kroger Co.	503
10		McCormick & Co., Inc.	338
40	@	Safeway, Inc.	880
60		Sara Lee Corp.	1,217
15		SUPERVALU, Inc.	491
28		Wm. Wrigley Jr. Co.	1,913
			12,626
		Forest Products and Paper: 0.0%
20		Georgia-Pacific Corp.	662
19		International Paper Co.	612
10		Louisiana-Pacific Corp.	252
20		MeadWestvaco Corp.	574
10		Plum Creek Timber Co., Inc.	351
10		Temple-Inland, Inc.	357
			2,808
		Gas: 0.0%
10		KeySpan Corp.	397
27		Sempra Energy	1,071
			1,468
		Hand/Machine Tools: 0.0%
10		Black & Decker Corp.	873
10		Stanley Works	446
			1,319
		Healthcare — Products: 0.1%
50		Baxter Intl., Inc.	1,845
30		Becton Dickinson & Co.	1,724
20		Biomet, Inc.	754
56	@	Boston Scientific Corp.	1,517
12		C.R. Bard, Inc.	819
42		Guidant Corp.	3,103
250		Johnson & Johnson	16,774
89		Medtronic, Inc.	4,784
30	@	St. Jude Medical, Inc.	1,204
16	@	Zimmer Holdings, Inc.	1,225
			33,749
		Healthcare — Services: 0.1%
46		Aetna, Inc.	3,588
30		HCA, Inc.	1,620
20	@	Humana, Inc.	727
10	@	Laboratory Corp. of America Holdings	485
172		UnitedHealth Group, Inc.	8,356
42	@	WellPoint, Inc.	5,586
			20,362
		Home Furnishings: 0.0%
20		Leggett & Platt, Inc.	533
5		Whirlpool Corp.	344
			877

See Accompanying Notes to Financial Statements

37

Shares			Value

		Household Products/Wares: 0.0%
18		Clorox Co.	$1,051
13		Fortune Brands, Inc.	1,125
			2,176
		Housewares: 0.0%
20		Newell Rubbermaid, Inc.	456
			456
		Insurance: 0.2%
37	@@	ACE Ltd.	1,599
39		AFLAC, Inc.	1,620
87		Allstate Corp.	5,063
10		AMBAC Financial Group, Inc.	722
200		American Intl. Group, Inc.	11,111
30		Aon Corp.	748
15		Chubb Corp.	1,263
20		CIGNA Corp.	1,945
10		Cincinnati Financial Corp.	395
30		Hartford Financial Services Group, Inc.	2,244
10		Jefferson-Pilot Corp.	504
10		Lincoln National Corp.	455
10		Loews Corp.	753
10		MBIA, Inc.	559
107		MetLife, Inc.	4,772
10		MGIC Investment Corp.	613
22		Principal Financial Group	878
24		Progressive Corp.	2,306
70		Prudential Financial, Inc.	4,432
20		Safeco Corp.	1,076
30		St. Paul Travelers Cos., Inc.	1,136
10		Torchmark Corp.	528
20		UnumProvident Corp.	367
21	@@	XL Capital Ltd.	1,581
			46,670
		Internet: 0.0%
94	@	eBay, Inc.	3,573
10	@	Monster Worldwide, Inc.	264
100	@	Symantec Corp.	2,261
100	@	Yahoo!, Inc.	3,720
			9,818
		Iron/Steel: 0.0%
10		Allegheny Technologies, Inc.	213
20		Nucor Corp.	1,059
10		United States Steel Corp.	398
			1,670
		Leisure Time: 0.0%
10		Brunswick Corp.	430
40		Carnival Corp.	2,117
25		Harley-Davidson, Inc.	1,226
20		Sabre Holdings Corp.	401
			4,174
		Lodging: 0.0%
10		Harrah’s Entertainment, Inc.	718
43		Hilton Hotels Corp.	1,042
29		Marriott Intl., Inc.	1,959
20		Starwood Hotels & Resorts Worldwide, Inc.	1,119
			4,838
		Machinery — Diversified: 0.0%
10		Deere & Co.	662
20		Rockwell Automation, Inc.	1,027
			1,689
		Media: 0.1%
170	@	Comcast Corp.	5,474
13		Gannett Co., Inc.	968
34		McGraw-Hill Cos., Inc.	1,484
6		Meredith Corp.	298
4		New York Times Co.	125
20		News Corp. — Class A	323
348	@	Time Warner, Inc.	6,055
6		Tribune Co.	217
69		Viacom, Inc.	2,366
157		Walt Disney Co.	4,308
			21,618
		Mining: 0.0%
10		Freeport-McMoRan Copper & Gold, Inc.	353
10		Phelps Dodge Corp.	874
			1,227
		Miscellaneous Manufacturing: 0.2%
104		3M Co.	7,972
10		Cooper Industries Ltd.	689
20		Danaher Corp.	1,103
20		Dover Corp.	757
20		Eastman Kodak Co.	526
14		Eaton Corp.	838
794		General Electric Co.	28,965
108		Honeywell Intl., Inc.	3,913
25		Illinois Tool Works, Inc.	2,111
15	@@	Ingersoll-Rand Co. Ltd.	1,161
10		ITT Industries, Inc.	950
10		Pall Corp.	292
20		Textron, Inc.	1,546
79	@@	Tyco Intl., Ltd.	2,285
			53,108
		Office/Business Equipment: 0.0%
20		Pitney Bowes, Inc.	892
80	@	Xerox Corp.	1,086
			1,978
		Oil and Gas: 0.3%
8		Amerada Hess Corp.	743
14		Anadarko Petroleum Corp.	1,060
18		Apache Corp.	1,058
44		Burlington Resources, Inc.	2,230
204		ChevronTexaco Corp.	10,970
45		ConocoPhillips	4,852
58		Devon Energy Corp.	2,662
18		EOG Resources, Inc.	898
808		Exxon Mobil Corp.	45,409
8		Kerr-McGee Corp.	591
31		Marathon Oil Corp.	1,503
41		Occidental Petroleum Corp.	2,998
10	@	Rowan Cos., Inc.	275
10		Sunoco, Inc.	1,026
20	@	Transocean, Inc.	996
29		Unocal Corp.	1,653
30		Valero Energy Corp.	2,059
			80,983
		Oil and Gas Services: 0.0%
30		Halliburton Co.	1,282
10	@	National-Oilwell Varco, Inc.	450
			1,732
		Packaging and Containers: 0.0%
14		Ball Corp.	525
10		Bemis Co.	272

See Accompanying Notes to Financial Statements

38

Shares			Value

		Packaging and Containers (continued)
10	@	Pactiv Corp.	$229
6	@	Sealed Air Corp.	311
			1,337
		Pharmaceuticals: 0.2%
10		Abbott Laboratories	482
10		Allergan, Inc.	773
10		AmerisourceBergen Corp.	646
152		Bristol-Myers Squibb Co.	3,855
60		Cardinal Health, Inc.	3,476
60	@	Caremark Rx, Inc.	2,680
10	@	Express Scripts, Inc.	924
19	@	Forest Laboratories, Inc.	733
30	@	Gilead Sciences, Inc.	1,224
10	@	Hospira, Inc.	381
10	@	King Pharmaceuticals, Inc.	95
20	@	Medco Health Solutions, Inc.	1,000
182		Merck & Co., Inc.	5,904
557		Pfizer, Inc.	15,539
120		Schering-Plough Corp.	2,340
10	@	Watson Pharmaceuticals, Inc.	301
106		Wyeth	4,597
			44,950
		Pipelines: 0.0%
40		El Paso Corp.	414
10		Kinder Morgan, Inc.	777
40		Williams Cos., Inc.	736
			1,927
		Real Estate Investment Trusts: 0.0%
10		Apartment Investment & Management Co.	371
30		Equity Office Properties Trust	974
20		Equity Residential	718
5		Simon Property Group, Inc.	344
			2,407
		Retail: 0.2%
25	@	Bed Bath & Beyond, Inc.	1,016
40		Best Buy Co., Inc.	2,177
20	@	Circuit City Stores, Inc.	328
37		Costco Wholesale Corp.	1,681
20		CVS Corp.	1,097
20		Darden Restaurants, Inc.	650
10		Dillard’s, Inc.	239
10		Family Dollar Stores, Inc.	257
16		Federated Department Stores, Inc.	1,079
110		Gap, Inc.	2,310
283		Home Depot, Inc.	11,135
40		J.C. Penney Co., Inc. Holding Co.	1,990
10	@	Kohl’s Corp.	487
34		Lowe’s Cos., Inc.	1,945
100		McDonald’s Corp.	3,094
10		Nordstrom, Inc.	610
20	@	Office Depot, Inc.	394
10	@	Sears Holdings Corp.	1,467
105		Staples, Inc.	2,261
30	@	Starbucks Corp.	1,643
80		Target Corp.	4,296
35		TJX Cos., Inc.	803
18	@	Toys “R” Us, Inc.	472
253		Wal-Mart Stores, Inc.	11,948
150		Walgreen Co.	6,801
10		Wendy’s Intl., Inc.	451
26		Yum! Brands, Inc.	1,334
			61,965
		Savings and Loans: 0.0%
26		Golden West Financial Corp.	1,628
62		Washington Mutual, Inc.	2,561
			4,189
		Semiconductors: 0.1%
30	@	Altera Corp.	666
30		Analog Devices, Inc.	1,112
134		Applied Materials, Inc.	2,199
20	@	Broadcom Corp.	710
7	@	Freescale Semiconductor, Inc.	141
785		Intel Corp.	21,140
10		KLA-Tencor Corp.	454
20		Linear Technology Corp.	749
10		Maxim Integrated Products, Inc.	394
30		National Semiconductor Corp.	604
10	@	Novellus Systems, Inc.	267
10	@	Nvidia Corp.	272
10	@	QLogic Corp.	320
130		Texas Instruments, Inc.	3,593
			32,621
		Software: 0.2%
60		Adobe Systems, Inc.	1,984
30	@	Autodesk, Inc.	1,187
40		Automatic Data Processing, Inc.	1,752
30	@	BMC Software, Inc.	511
10	@	Citrix Systems, Inc.	252
46		Computer Associates Intl., Inc.	1,254
42	@	Compuware Corp.	288
24	@	Electronic Arts, Inc.	1,261
57		First Data Corp.	2,156
15	@	Fiserv, Inc.	645
20		IMS Health, Inc.	491
17	@	Intuit, Inc.	735
10	@	Mercury Interactive Corp.	451
763		Microsoft Corp.	19,685
30	@	Novell, Inc.	176
660	@	Oracle Corp.	8,461
20	@	Parametric Technology Corp.	120
49	@	Siebel Systems, Inc.	452
30	@	Veritas Software Corp.	746
			42,607
		Telecommunications: 0.2%
25		Alltel Corp.	1,454
81		AT&T Corp.	1,522
50	@	Avaya, Inc.	458
78		BellSouth Corp.	2,087
20		CenturyTel, Inc.	656
540	@	Cisco Systems, Inc.	10,464
20	@	Comverse Technology, Inc.	471
16	@	Corning, Inc.	251
330		Motorola, Inc.	5,732
99	@	Nextel Communications, Inc.	2,988
126		QUALCOMM, Inc.	4,695
313		SBC Communications, Inc.	7,318
20		Scientific-Atlanta, Inc.	666
60		Sprint Corp.	1,421
40	@	Tellabs, Inc.	329
232		Verizon Communications, Inc.	8,208
			48,720
		Textiles: 0.0%
10		Cintas Corp.	404
			404
		Toys/Games/Hobbies: 0.0%
20		Hasbro, Inc.	404
30		Mattel, Inc.	545
			949

See Accompanying Notes to Financial Statements

39

Shares		Value

	Transportation: 0.1%
30	Burlington Northern Santa Fe Corp.	$1,483
30	CSX Corp.	1,247
21	FedEx Corp.	1,878
30	Norfolk Southern Corp.	958
20	Union Pacific Corp.	1,339
83	United Parcel Service, Inc.	6,113

	Total Common Stock (Cost $667,509)	13,018
		877,563

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.9%
	Federal National Mortgage Association: 17.9%
$5,000,000	3.220%, due 11/15/05	4,926,005

	Total U.S. Government Agency Obligations (Cost $4,897,067)	4,926,005

U.S. TREASURY OBLIGATIONS: 53.1%
	U.S. Treasury STRIP: 53.1%
14,863,000	3.150%, due 11/15/05	14,652,079

	Total U.S. Treasury Obligations (Cost $14,663,774)	14,652,079

OTHER BONDS: 25.9%
	Sovereign: 25.9%
7,234,000	Israel Trust, 3.230% due, 11/15/05	7,128,970

	Total Other Bonds (Cost $7,100,169)	7,128,970

	Total Long-Term Investments (Cost $27,328,519)	27,584,617

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.6%
	Repurchase Agreement: 0.6%
164,000	Goldman Sachs Repurchase Agreement date 05/31/05, 3.030% due 06/01/05, $164,014 to be received upon repurchase (Collateralized by $169,000 Federal Home Loan Mortgage Corporation, 3.600% Market Value plus accrued interest $167,476, due 05/22/08)		164,000

	Total Short-Term Investments (Cost $164,000)		164,000

	Total Investments In Securities (Cost $27,492,519)*	100.7%	$27,748,617
	Other Assets and Liabilities-Net	(0.7)	(189,447)

	Net Assets	100.0%	$27,559,170

@	Non-income producing security
@@	Foreign issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
*	Cost for federal income tax purposes is $27,591,921. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$172,150
Gross Unrealized Depreciation	(15,454)

Net Unrealized Appreciation	$156,696

See Accompanying Notes to Financial Statements

40

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2005 were as follows:

Fund Name	Type	Per Share Amount

Classic Principal Protecion Fund III
Class A	NII	$0.4101
Class B	NII	$0.2986
Class A	ROC	$0.0410
Classic Principal Protecion Fund IV
Class A	NII	$0.4528
Class B	NII	$0.3787
Index Plus Protecion Fund
Class A	NII	$0.2026
Class B	NII	$0.1186

NII — Net investment income

ROC — Return of capital

Of the ordinary distributions made during the fiscal year ended May 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Classic Principal Protection III:	3.32%
Classic Principal Protection IV:	0.48%
Index Plus Protection:	4.07%

For the fiscal periods ended May 31, 2005, the following are percentages of ordinary dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals:

Classic Principal Protection III:	3.29%
Classic Principal Protection IV:	0.47%
Index Plus Protection:	4.03%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

41

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	Held with	and Length of	during the Past Five
Name, Address and Age	the Company	Time Served(1)	Years

Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	June 1998 – Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 – Present). Director, Business and Economic Research Center (August 1999 – August 2002).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	April 1994 – Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 – October 2002) and Associate Commissioner (1995 – 2002).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	April 1994 – Present	Self-Employed Consultant (January 1993 – Present).

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1991 – Present	President, Thompson Enterprises (October 2004 – Present). Formerly, Dean, Barney School of Business, University of Hartford (August 1996 – June 2004).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 2002 – Present	Retired. Formerly, Partner of Goodwin Proctor LLP (June 1966 – September 2000).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	January 2003 – Present	President, Obermeyer & Associates, Inc. (November 1999 – Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	Held by Director

Non-Interested Directors:
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	46

President-Elect, Academy of Economics and Finance (February 2005 – Present); First Vice President, Academy of Economics and Finance (February 2004 – February 2005); Second Vice President, Academy of Economics and Finance (February 2003 – February 2004); Academy of Economics and Finance (February 2002 – February 2003); Executive Committee, International Atlantic Economic Society (October 2002 – October 2005); and Tennessee Tax Structure Commission (December 2002 – December 2004).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	46	None
Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	46	Northwest Center for the Arts, Torrington, CT.
Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	46	Mass Mutual Corporate and Participation Investors (April 1997 – Present); Advest Trust Company (1998 – Present); and Connecticut Health Foundation (2002 – Present).
Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	46	None
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	46	None

42

Principal
	Position(s)	Term of Office	Occupation(s)
	Held with	and Length of	during the Past Five
Name, Address and Age	the Company	Time Served(1)	Years

Directors who are “Interested Persons”

J. Scott Fox(2) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 50	Director	December 1997 – Present

Vice Chairman and Chief Operating Officer, ING Investment Management (September 2002 – Present); President and Chief Executive Officer (April 2001 – Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 – April 2001).

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	April 2002 – Present

Chief Executive Officer, ING U.S. Financial Services (January 2005 – Present); General Manager and Chief Executive Officer, ING U.S. Financial Services (December 2003 – December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 – December 2003); and General Manager and Chief Executive Officer, ING Worksite Division (December 2000 – October 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	Held by Director

Directors who are “Intere
J. Scott Fox(2) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 50	46	The Greater Hartford Arts Council (July 2002 – Present).
Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	200

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 – Present).

(1)        Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)        Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(3)        Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

43

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation(s)
Name, Address and Age	the Company	Time Served(1)	during the Past Five Years

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 – Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 – Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 – December 2000); and Executive Vice President, ING Investments, LLC (May 1998 – June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	April 2002 – Present

Executive Vice President (December 2001 – Present) and Chief Compliance Officer (October 2004 – Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 – March 2005); Senior Vice President, ING Investments, LLC (June 1998 – December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2002 – Present

Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer (January 2003 – Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 – January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 – August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 – Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 – May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	April 2005 – Present

Senior Vice President, ING Funds Services, LLC (April 2005 – Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 – March 2005); Director of Financial Reporting, ING Investments, LLC (March 2001 – September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 – January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President and Assistant Secretary	March 2002 – Present	Senior Vice President (August 1999 – Present) and Assistant Secretary, ING Funds Services, LLC (October 2001 – Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President	December 2003 – Present

Senior Vice President, ING Investments, LLC (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 – October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 – January 2001).

44

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation(s)
Name, Address and Age	the Company	Time Served(1)	during the Past Five Years

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Vice President and Treasurer	March 2002 – Present	Vice President, ING Funds Services, LLC (October 2001 – Present) and ING Investments, LLC (August 1997 – Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 – Present) and Vice President ING Investments, LLC (February 1996 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 – October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 – September 2004); Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 – October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	April 2005 – Present

Vice President, ING Funds Services, LLC (April 2005 – Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 – April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 – April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 – March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 28	Assistant Vice President	March 2003 – Present	Assistant Vice President, ING Funds Services, LLC (December 2002 – Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	September 2004 – Present

Assistant Vice President, ING Funds Services, LLC (August 2004 – Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Secretary	September 2003 – Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

45

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation(s)
Name, Address and Age	the Company	Time Served(1)	during the Past Five Years

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Secretary	September 2004 – Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 – Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 – August 2003); Associate, PricewaterhouseCoopers (January 2001 – August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 – December 2000).

(1)   The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

46

Investment Manager ING Investments, LLC 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258	Custodian The Bank of New York 100 Colonial Center Parkway, Suite 300 Lake Mary, Florida 32746

Administrator ING Funds Services, LLC 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258	Legal Counsel Goodwin Procter Exchange Place 53 State Street Boston, Massachusetts 02109
Distributor
ING Funds Distributor, LLC 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 1-800-992-0180	Independent Registered Public Accounting Firm KPMG LLP 99 High Street Boston, Massachusetts 02110

Transfer Agent DST Systems, Inc. P.O. Box 419368 Kansas City, Missouri 64141

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-ADECPPFAB	(0505-073005)

Annual Report

May 31, 2005

Classes A, B, C, I and O

Domestic Equity and Income Funds

▪    ING Balanced Fund

▪    ING Equity Income Fund

Domestic Equity Growth Funds

▪    ING Growth Fund

▪    ING Small Company Fund

Domestic Equity Value Fund

▪    ING Value Opportunity Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	14

Report of Independent Registered Public Accounting Firm	17

Statements of Assets and Liabilities	18

Statements of Operations	22

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	38

Portfolios of Investments	50

Tax Information	71

Advisory Contract Approval Discussion	72

Director and Officer Information	74

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PRESIDENT’S LETTER

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent[1]. It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take full advantage of all of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
June 22, 2005

1     Morgan Stanley Capital International

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2005

In our semi-annual report we described global equities that had returned 9.0% on average to U.S. dollar investors. In the second six months ended May 31, 2005, however, those investors struggled to make further headway, adding just 2.2%, as measured by the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends, much of which was due to trends in currencies. The U.S. currency recovered 7.9% against the euro, 5.3% against the yen and 5.1% against the pound, reducing sizeable local stock market appreciation correspondingly.

Interest rate issues heavily influenced all markets. Commentators on investment grade U.S. fixed income securities were confounded by the continued flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 3.0%, making eight increases since June 2004. Yet longer term Treasury yields stayed on a downward path and on February 9 the ten-year reached its semi-annual low point of 4.0%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent that yield back up to its peak of 4.6% on March 28. But it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. In May there was a brief reversal after the employment report, but by mid month, fairly tame core inflation data sent the yield spread of the ten-year over the 90-day Treasury Bill to repeated multi-year record low levels. For the half-year, the yield on 10-year Treasury Notes fell 0.35% to 4.0%, but the yield on 13-week Treasury Bills soared 0.70% to 2.9%. The broader Lehman Brothers Aggregate Bond Index(2) returned 2.9%, but high yield bonds betrayed their equity-like characteristics and after a powerful first half, struggled in the second; the Lehman Brothers High Yield Bond Index(3) added just 0.6%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), gained 2.4% including dividends in the second six months, less than half the gain of the previous six months and only squeezed out in the last two weeks of May. At this point the market was trading at a price-to-earnings level of just under 16 times earnings for the current fiscal year. The market had powered ahead in the last two months of 2004, energized by the clear presidential election result, retreating oil prices after the October record and a bullish November employment report. By January this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity relieved the gloom somewhat. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4 propelled the S&P 500 Index to its best close of the six month period the next day. But the sell off from this high to the end of April was swift, as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April. May started as April had left off, with investors uneasy at the apparent combination of a “soft patch” in the economy and the Federal Reserve intent on increasing short-term interest rates. Indeed the first two business days saw a weak manufacturing report and another rise in the Federal Funds rate. But a very strong employment report, record home sales and a first quarter gross domestic product (“GDP”) growth estimate revised up to 3.5%, within which profits were still growing at a healthy 13.8%, soon had many commentators asking if the soft patch had just been an illusion. Investors were relieved as oil prices remained well below the April high level, much of the time under $50 per barrel. As is often the case when the mood shifts, formerly worrisome news was now being shrugged off. Significant upward revisions to earlier estimates of wages and salaries growth, experts argued, would surely safeguard the future spending of the all-important U.S. consumer, notwithstanding the FOMC. Our year ended with a sharp rebound in consumer confidence.

In international equities markets for the six months ended May 31, 2005, Japan fell 0.9% in dollars, as measured by the MSCI Japan Index(5) with net dividends, but rose 3.9% in yen. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in thirteen years, GDP falling in the middle two quarters of 2004. Yet it bounced back in the first calendar quarter of 2005 and by the end of May improved corporate profitability and household spending had raised spirits. Meanwhile, European ex UK markets gained 2.3% in dollars, over four times that in local currency, as measured by the MSCI Europe ex UK Index(6) with net dividends, reaching a near three-year high. While the macro picture is depressing with unemployment over 10% in France and Germany and domestic demand weak,

2

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2005

markets were encouraged by attractive price earnings ratios and merger and acquisition prospects. The UK market rose 2.6% in dollars between November and May, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 7.6%. The healthy UK economy patently started to slow after five interest rate increases through August. By the end of May, manufacturing was contracting, housing prices were receding and household spending was cooling. Still, stocks were underpinned by fairly modest valuations, a dividend yield well above 3% and again, periodic merger and acquisition excitement.

(1)   The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)   The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)   The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)   The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)   The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)   The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)   The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BALANCED FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*

as of May 31, 2005

(as a percent of net assets)

*    Excludes other assets and liabilities of -25.8% of net assets and 19.8% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Balanced Fund (the “Fund”) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Hugh T.M. Whelan, James B. Kauffmann, Mary Ann Fernandez and Shiv Mehta, ING Investment Management Co.+ — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.60% compared to the Standard & Poor’s (“S&P”) 500 Index(4) and the Composite Index (consisting of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Aggregate Bond Index(7)), which returned 8.24% and 7.78%, respectively, for the same period.

Portfolio Specifics: The equity component of the Fund outperformed the S&P 500 Index due to strong stock performance as well as our usual, modest exposure to small- and mid-cap stocks, which outperformed large-cap stocks as a group during the reporting year. Stock selection was strongest in the healthcare and technology sectors, but was weaker in consumer staples and materials. Sector allocation had a positive impact with gains from overweights in energy and industrials and an underweight in healthcare being only partially offset by losses from an overweight in consumer discretionary and a slight underweight in materials. The Fund benefited in particular from overweight positions in TXU Corp., Apple Computer, Inc. and Aetna, Inc. Securities of note that detracted from results were Ford Motor Co. and Paychex, Inc.

The fixed income component of the Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the period. While our short duration stance was helpful at the start of the fiscal year (the second quarter of 2004), by the end of the third quarter last year, it was a source of underperformance relative to the benchmark especially since we concentrated our underweight in the resilient shorter maturities of the yield curve. Again the short duration posture helped in the first quarter of 2005, but it was a drag on performance as we closed the reporting year in May. Exposure to emerging markets debt significantly helped returns until the calendar turned to 2005. We reduced exposure to both emerging markets debt and high yield, two higher risk sectors, early in January as the compensation for risk became inadequate. Once the tide turned against high yield later in the first quarter of 2005, the underweight was advantageous.

Outlook and Current Strategy: During May, the economic outlook improved somewhat and the markets finally responded like the recovery had legs. First quarter Gross Domestic Product came in higher than expected and the economy has been creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is at a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of which has had a positive impact on the equity markets.

In the equity component of the Fund, our research helps us build structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. Our most recent analysis leads us to position the portfolio to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund is currently overweight the information technology, energy and consumer discretionary sectors and underweight the financials, telecom and utilities sectors. However, overall sector exposures are by design quite close to the index so that nearly all of our relative performance is driven by individual stock selection.

The fixed income component of the portfolio is short duration by around 0.50 years, and we continue to believe that the signs of increasing inflation point to higher rates in the near future

+    Effective April 29, 2005, Mary Ann Fernandez and Shiv Mehta became responsible for establishing the overall asset allocation strategy for the Fund.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Fed. Natl. Mortgage Assoc., 5.000%, due 07/15/34	2.7%

U.S. Treasury Note, 3.875%, due 05/15/10	2.0%

Exxon Mobil Corp.	1.9%

General Electric Co.	1.6%

Bank of America Corp.	1.3%

U.S. Treasury Note, 3.500%, due 05/31/07	1.3%

Fed. Natl. Mortgage Assoc., 5.500%, due 06/15/35	1.2%

Intel Corp.	1.2%

Microsoft Corp.	1.1%

Pfizer, Inc.	0.9%

** Excluding short-term investments related to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING BALANCED FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		September 15, 2004
Including Sales Charge:
Class A(1)	2.36%	0.27%	7.42%	—	—		—
Class B(2)	2.79%	0.36%	—	2.42%	—		—
Class C(3)	6.75%	0.70%	—		2.65%		—
Class I	8.85%	1.72%	8.45%	—			—
Class O	—	—	—	—	—		6.71%
Excluding Sales Charge:
Class A	8.60%	1.46%	8.06%	—	—		—
Class B	7.79%	0.71%	—	2.42%	—		—
Class C	7.75%	0.70%	—		2.65%		—
Class I	8.85%	1.72%	8.45%	—			—
Class O	—	—	—	—	—		6.71%
S&P 500 Index(4)	8.24%	(1.93)%	10.18%	0.90%	2.24	%(5)	9.36	%(6)
Lehman Brothers Aggregate Bond Index(7)	6.82%	7.73%	6.85%	6.49%	6.37	%(5)	3.21	%(6)
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	7.78%	2.20%	9.18%	3.45%	4.28	%(5)	6.94	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please lon on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)   Since inception performance for index is shown from July 1, 1998.

(6)   Since inception performance for index is shown from September 1, 2004.

(7)   The Lehman Brothers Aggregate Bond Index is an unmanaged index of publicity issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

5

ING EQUITY INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

*    Excludes other assets and liabilities of -10.2% of net assets and 12.5% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Equity Income Fund (the “Fund”) seeks long-term growth of capital and income. The Fund is managed by Karen H. Grimes, CFA, Vice President, Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.47% compared to the Russell 1000 Value Index(4) and the Russell 1000 Index(6), which returned 15.49% and 9.42%, respectively, for the same period.

Portfolio Specifics: Within the Russell 1000 Value Index, the energy and utilities sectors recorded the strongest returns. Rising oil prices directly benefited energy producers and indirectly benefited utility companies with cost-advantaged nuclear power plants. Utility shareholders enjoyed an environment of rising earnings, dividend increases and share buybacks.

Another performance factor in the markets was the market cap bias toward smaller cap stocks. The large cap benchmark of the Standard & Poor’s (“S&P”) 100 Index returned just 5.69%, compared to the S&P 400 MidCap Index return of 13.98%. The Fund’s greater large cap focus vis-à-vis the Russell 1000 Index negatively impacted relative performance results.

The financials and materials sectors detracted the most from the Fund’s relative performance. Within financials, non-benchmark names Marsh & McLennan Companies, Inc. and Fannie Mae were two bottom performers. We eliminated both stocks from the Fund during the year due to company-specific concerns. Materials sector holding Alcoa, Inc. was the largest detractor versus the benchmark. During the year, the company faced cost headwinds and disappointing earnings. We continue to hold Alcoa, Inc. given our view of an attractive risk/reward profile.

Our holdings in the utilities and energy sectors were the largest contributors to positive absolute Fund returns. In terms of individual holdings, Exxon Mobil Corp., TXU Corp. and Caterpillar, Inc. were the top contributors. As a fully integrated energy company, Exxon Mobil Corp.’s earnings and cash flow continued to benefit from the oil and gas pricing environment. TXU Corp. announced a 350% increase in its dividend, raised its profit forecast, and boosted its share buyback program, sending its shares to an all-time high. Construction machinery firm Caterpillar, Inc. benefited from continued strong sales growth and moderating inventory growth.

The largest detractors from the Fund’s absolute returns were General Motors Corp. and Pfizer, Inc. General Motors Corp. reported weak earnings during the year, driven by lower volumes, a weaker product mix and higher costs. Pfizer, Inc. traded down following concerns over cardiovascular risks associated with anti-arthritis Cox-II inhibitor drugs.

Current Strategy and Outlook: The continuing trend of corporate dividend growth is supported by still-strong profit growth and high levels of cash on corporate balance sheets. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices. We seek to find opportunities in several areas, particularly those dependent on capital spending. While corporate balance sheets are flush with liquidity, the ratio of capital spending to cash flow is well below average. We have added exposure to cyclical companies that we expect will benefit from continued economic expansion, but whose stocks sell at relatively attractive valuations. At the end of the year, relative to the Russell 1000 Value Index, the Fund was most overweight the materials, utilities and healthcare sectors, while being underweight consumer discretionary, information technology and industrials.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Caterpillar, Inc.	5.2%

Bank of America Corp.	5.0%

Citigroup, Inc.	4.4%

Exxon Mobil Corp.	4.3%

ConocoPhillips	3.3%

Dow Chemical Co.	3.1%

SunTrust Banks, Inc.	3.0%

Goldman Sachs Group, Inc.	2.9%

Dominion Resources, Inc.	2.9%

Alcoa, Inc.	2.8%

** Excluding short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING EQUITY INCOME FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception	Since Inception
				of Class B	of Class C
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998
Including Sales Charge:
Class A(1)	4.12%	(6.03)%	6.17%	—	—
Class B(2)	4.62%	(5.97)%	—	(2.74)%	—
Class C(3)	8.55%	(5.63)%	—		(2.33)%
Class I	10.72%	(4.67)%	7.20%	—
Excluding Sales Charge:
Class A	10.47%	(4.91)%	6.80%	—	—
Class B	9.62%	(5.62)%	—	(2.74)%	—
Class C	9.55%	(5.63)%	—		(2.33)%
Class I	10.72%	(4.67)%	7.20%	—
Russell 1000 Value Index(4)	15.49%	5.34%	12.06%	5.60%	5.42	%(5)
Russell 1000 Index(6)	9.42%	(1.47)%	10.40%	1.54%	2.75	%(5)
S&P 500 Index(7)	8.24%	(1.93)%	10.18%	0.90%	2.24	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity Income Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(5)   Since inception performance for index is shown from July 1, 1998.

(6)   The Russell 1000 Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(7)   The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

7

ING GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

*    Excludes other assets and liabilities of -15.9% of net assets and 15.7% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Growth Fund (the “Fund”) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Fund is managed by a team of equity investment specialists led by Kenneth Bragdon, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.07% compared to the Russell 1000 Growth Index(4), which returned 3.33% for the same period.

Portfolio Specifics: The Fund’s performance outpaced its benchmark for the year ended May 31, 2005, primarily due to stock selection in the consumer discretionary and materials and processing sectors. In addition, positive sector allocation in the energy sector benefited results. J.C. Penney & Co., Inc. Holding Co. and previously held Harman Intl. Industries were the top performers in the consumer discretionary sector. J.C. Penney consistently beat earnings forecasts during this period due to successful restructuring and market share gains from competitors. In March, the company announced a new $750 million stock repurchase program that follows a $3 billion buyback program announced last August. Growth expectations for Harman Intl. were exceeded throughout the year as the company continued to announce design wins to be the exclusive infotainment supplier for several original equipment manufacturers. Gillette Co. also made a meaningful contribution to returns due to a takeover bid from Procter & Gamble and the company’s ongoing business execution. Monsanto Co. added to results in the materials and processing sector on higher growth prospects as the result of the successful integration of high margin biotech traits into its products. In addition, these new agricultural products are driving market share gains for the company in Brazil, Europe, and other parts of the world.

The financial services and healthcare sectors detracted from returns. Doral Financial Corp., which was held during the period, encountered problems managing mortgage prepayment risk. This was compounded by the company’s inability to effectively communicate its position, which damaged management’s credibility for the foreseeable future. Previously held American Intl. Group performed poorly due to several regulatory investigations and the resulting management changes. The Fund was impacted negatively by its relative lack of representation in the healthcare sector.

Outlook and Current Strategy: The past couple of months have seen a reversal of the early 2005 consensus of higher interest rates and a weaker dollar. The Federal Reserve Board continued the measured pace of rate increases over the course of the year. The bond market has given policy makers the benefit of the doubt and is now beginning to predict the end of monetary tightening and continued low levels of inflation. We continue to expect high mid single-digit profit expansion and expect overall equity returns to approximate the growth in profits for the next twelve months. Recently, larger companies have generally outperformed smaller capitalizations, as we anticipated earlier in the year. We believe this environment should be conducive to our investment strategy, which seeks to invest in companies that are demonstrating positive business momentum and that are selling at reasonable prices.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Johnson & Johnson	4.7%

Gillette Co.	3.7%

Dell, Inc.	3.4%

Yahoo!, Inc.	3.1%

Intel Corp.	3.0%

Gilead Sciences, Inc.	3.0%

Microsoft Corp.	3.0%

PepsiCo, Inc.	2.7%

Monsanto Co.	2.5%

Amgen, Inc.	2.2%

** Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception	Since Inception
				of Class B	of Class C
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998
Including Sales Charge:
Class A(1)	(0.03)%	(10.22)%	6.33%	—	—
Class B(2)	0.33%	(10.15)%	—	(4.07)%	—
Class C(3)	4.29%	(9.85)%	—	—	(2.14)%
Class I	6.40%	(8.91)%	7.38%	—	—
Excluding Sales Charge:
Class A	6.07%	(9.15)%	6.96%	—	—
Class B	5.33%	(9.83)%	—	(4.07)%	—
Class C	5.29%	(9.85)%	—	—	(2.14)%
Class I	6.40%	(8.91)%	7.38%	—	—
Russell 1000 Growth Index(4)	3.33%	(8.97)%	7.85%	(3.54)%	(1.05	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5)   Since inception performance for index is shown from July 1, 1998.

9

ING SMALL COMPANY FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*
as of May 31, 2005

(as a percent of net assets)

 * Excludes other assets and liabilities of 0.4% of net assets

(1)  Includes eight industries, which each represent 2 - 3% of net assets.

(2)  Includes thirteen industries, which each represent 1 - 2% of net assets.

(3)  Includes eleven industries, which each represent less than 1% of net assets.

Portfolio holdings are subject to change daily.

The ING Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks with smaller market capitalization. The Fund is managed by a team of equity investment specialists led by Carolie Burroughs, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.79% compared to the Russell 2000 Index(4), which returned 9.82% for the same period.

Portfolio Specifics: Rising oil prices, Federal Reserve rate hikes, and economic data wreaked havoc on the small-cap universe. While oil prices continued to elevate the energy sector, the performance of defensive and cyclical stocks was quite mixed. Our stock selection in the technology and producer durables sectors contributed positively to the Fund’s performance, but stock selection in the healthcare and consumer discretionary sectors contributed negatively. The largest individual positive contributors to performance during the period were Southwestern Energy Co., United Defense Industries, and Electronic Boutiques Holdings Corp. The largest negative contributors were Knight Capital Group, Inc., Sanderson Farms, Inc., and OSI Pharmaceuticals, Inc. Our underweight position in the healthcare sector contributed positively to the Fund’s performance, while our overweight in technology contributed negatively.

Since the beginning of the period, we reduced our weightings in the consumer discretionary, materials and processing, and healthcare sectors. We increased our weight in the financial services sector, although we remain underweight the sector. We moved to a market weight in the energy, utilities, and autos and transportation sectors. We reduced our overweight positions in the technology and producer durables sectors. We continue to maintain the ±5% limit for all of our sector active weights and a style neutral position to mitigate the potential harm caused by market swings. On average, our cash position was 2-5%.

Current Strategy and Outlook: We expect the U.S. economy to continue its gradual pace of expansion in 2005. Although we expect the U.S. equities market to finish the year in positive territory, we expect it to remain on its rocky road at least for the short term. We expect ongoing sector rotation, given the Federal Reserve Board’s anticipation of and willingness to react to inflation. In addition to what has occurred year-to-date, we anticipate further shifts in asset allocation, which we believe will cause some smaller capitalization benchmarks to underperform. However, this should set the stage for the second half of 2005 during which we expect the market to reward those stocks with stronger fundamentals.

The small-cap cycle is entering its final phase — a phase which can last multiple quarters. First, price-to-sales and price-to-earnings multiples of smaller capitalization stocks relative to large-cap stocks are slightly below historical averages, even though earnings and revenue growth for smaller capitalization stocks have exceeded those for large-cap stocks for the past three quarters. Second, access to capital for small-cap stocks has improved, particularly in the convertible debt and high yield markets. Finally, merger and acquisition activity remains strong. On a price-to-cash basis, large-cap companies still trump their smaller capitalization counterparts. We expect consolidation to continue with most deals continuing to occur in the small-cap space.

Looking forward, we are optimistic on the economic recovery and U.S. equities market. Whatever challenges the market presents in the short term, we continue to follow our discipline and focus on stocks that have the best fundamentals to outperform over the long run. We believe the Fund is well positioned to benefit as the small-cap cycle continues to move up the market-cap spectrum and better quality stocks begin to consistently outperform.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Avid Technology, Inc.	2.2%

Newcastle Investment Corp.	2.0%

Kindred Healthcare, Inc.	1.9%

Southwestern Energy Co.	1.8%

Terex Corp.	1.8%

Sierra Health Services, Inc.	1.7%

Informatica Corp.	1.7%

Denbury Resources, Inc.	1.7%

Electronics Boutique Holdings Corp.	1.6%

Engineered Support Systems, Inc.	1.6%

** Excludes repurchase agreements.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception	Since Inception
				of Class B	of Class C
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998
Including Sales Charge:
Class A(1)	2.54%	2.60%	11.56%	—	—
Class B(2)	2.98%	2.69%	—	9.09%	—
Class C(3)	6.96%	3.01%	—	—	6.12%
Class I	9.05%	4.09%	12.64%	—	—
Excluding Sales Charge:
Class A	8.79%	3.82%	12.23%	—	—
Class B	7.98%	3.05%	—	9.09%	—
Class C	7.96%	3.01%	—	—	6.12%
Class I	9.05%	4.09%	12.64%	—	—
Russell 2000 Index(4)	9.82%	6.68%	10.04%	8.91%	5.78	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(5)   Since inception performance for index is shown from July 1, 1998.

11

ING VALUE OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of May 31, 2005

(as a percent of net assets)

 *     Excludes other assets and liabilities of -12.4% of net assets and 11.4% of net assets for short-term investments related to securities lending.

(1)     Includes nine industries, which each represent 2 - 3% of net assets.

(2)     Includes fifteen industries, which each represent less than 2% of net assets.

Portfolio holdings are subject to change daily.

The ING Value Opportunity Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock. The Fund is managed by a team of equity investment specialists led by Scott Lewis*, Senior Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.01% compared to the Russell 1000 Value Index(4) and the Russell 1000 Index(5), which returned 15.49% and 9.42%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmark primarily due to generally weak stock selection, as overall sector allocation for the fiscal year was reasonably neutral. The financial sector, which is the largest sector weight in both the Fund and the benchmark with nearly a 33% weighting, was the largest detractor from overall results due to stock selection. In fact, several well-known financial stocks, including American International Group, Inc., Fannie Mae and Morgan Stanley, posted negative returns over the last twelve months. Further, a consistent overweight in the strong performing energy sector was more than offset by relative stock selection. While there were many energy stocks in the portfolio with positive returns, it was difficult to keep pace with the benchmark sector return of nearly 40%. As an example of the sector’s strength, even the largest energy company in the world, Exxon Mobil Corp. reacted favorably to surging energy prices and advanced by 32.7% during the most recent twelve months. Finally, the Fund had little exposure to the utility sector as these stocks generally perform poorly when interest rates increase. However, the long end of the yield curve remained reasonably steady as the Federal Reserve raised short-term rates and the utility sector had strong performance. As a result, this sector acted as another drag on overall results.

Outlook and Current Strategy: We believe the Fund is well positioned for the environment that we foresee. The Federal Reserve Board may be hard pressed to continue aggressively raising interest rates in the face of a decelerating economy, and for that reason we have been increasing our exposure to financials. There are other potential sources of support for the stock market, including continued merger and acquisition activity, share repurchases from strong corporate cash flows, and further dividend increases. Also, many measures of stock market valuation suggest that common stocks are reasonably valued. Further, yields in the bond market have retreated to lower levels as further signs of a slowing economy become evident. As a result, we remain fully invested in inexpensive value stocks that have a positive catalyst in sight or have become, in our opinion, temporarily mispriced by the market.

*    Effective April 29, 2005, Scott Lewis became Portfolio Manager of the ING Value Opportunity Fund. Prior to April 29, 2005, the Fund was managed by William F. Coughlin, CFA.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Bank of America Corp.	3.9%

Wells Fargo & Co.	3.5%

Altria Group, Inc.	3.5%

Exxon Mobil Corp.	3.3%

Pfizer, Inc.	3.0%

International Business Machines Corp.	2.8%

Citigroup, Inc.	2.7%

Morgan Stanley	2.6%

General Electric Co.	2.6%

Koninklijke Philips Electronics NV	2.4%

** Excludes short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING VALUE OPPORTUNITY FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception		Since Inception	Since Inception
			of Class A & I		of Class B	of Class C
	1 Year	5 Year	February 2, 1998		March 1, 1999	June 30, 1998
Including Sales Charge:
Class A(1)	(0.08)%	(2.54)%	3.10%		—	—
Class B(2)	0.19%	(2.44)%	—		1.87%	—
Class C(3)	4.15%	(2.11)%	—		—	1.96%
Class I	6.18%	(1.17)%	4.16%		—	—
Excluding Sales Charge:
Class A	6.01%	(1.38)%	3.93%		—	—
Class B	5.19%	(2.10)%	—		1.87%	—
Class C	5.15%	(2.11)%	—		—	1.96%
Class I	6.18%	(1.17)%	4.16%		—	—
Russell 1000 Value Index(4)	15.49%	5.34%	6.97	%(5)	5.60%	5.42	%(6)
Russell 1000 Index(7)	9.42%	(1.47)%	4.60	%(5)	1.54%	2.75	%(6)
S&P 500 Index(8)	8.24%	(0.19)%	4.25	%(5)	0.90%	2.24	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Opportunity Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)   Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)   Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)   The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Fund invests than the S&P 500 Index.

(5)   Since inception performance for index is shown from February 1, 1998.

(6)   Since inception performance for index is shown from July 1, 1998.

(7)   The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(8)   The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 to May 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Balanced Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,024.70	1.35%	$ 6.81
Class B	1,000.00	1,021.00	2.10	10.58
Class C	1,000.00	1,020.90	2.10	10.58
Class I	1,000.00	1,025.80	1.10	5.56
Class O	1,000.00	1,024.80	1.35	6.81
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,018.20	1.35%	$ 6.79
Class B	1,000.00	1,014.46	2.10	10.55
Class C	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,019.45	1.10	5.54
Class O	1,000.00	1,018.20	1.35	6.79

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Equity Income Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,024.20	1.24%	$ 6.26
Class B	1,000.00	1,021.50	1.99	10.03
Class C	1,000.00	1,020.50	1.99	10.02
Class I	1,000.00	1,026.20	0.99	5.00
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,018.75	1.24%	$ 6.24
Class B	1,000.00	1,015.01	1.99	10.00
Class C	1,000.00	1,015.01	1.99	10.00
Class I	1,000.00	1,020.00	0.99	4.99

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Growth Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,015.20	1.19%	$ 5.98
Class B	1,000.00	1,011.90	1.94	9.73
Class C	1,000.00	1,012.10	1.94	9.73
Class I	1,000.00	1,017.10	0.94	4.73
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,019.00	1.19%	$ 5.99
Class B	1,000.00	1,015.26	1.94	9.75
Class C	1,000.00	1,015.26	1.94	9.75
Class I	1,000.00	1,020.24	0.94	4.73

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Small Company Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 992.80	1.29%	$ 6.41
Class B	1,000.00	989.10	2.04	10.12
Class C	1,000.00	988.50	2.04	10.11
Class I	1,000.00	994.20	1.06	5.27
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,018.50	1.29%	$ 6.49
Class B	1,000.00	1,014.76	2.04	10.25
Class C	1,000.00	1,014.76	2.04	10.25
Class I	1,000.00	1,019.65	1.06	5.34

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Value Opportunity Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 994.80	1.35%	$ 6.71
Class B	1,000.00	991.20	2.10	10.43
Class C	1,000.00	990.20	2.10	10.42
Class I	1,000.00	996.00	1.10	5.47
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,018.20	1.35%	$ 6.79
Class B	1,000.00	1,014.46	2.10	10.55
Class C	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,019.45	1.10	5.54

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16

report of independent registered public accounting firm

The Board of Directors and Shareholders
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Balanced Fund, ING Equity Income Fund, ING Growth Fund, ING Small Company Fund, and ING Value Opportunity Fund, each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Balanced Fund, ING Equity Income Fund, ING Growth Fund, ING Small Company Fund, and ING Value Opportunity Fund as of May 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 22, 2005

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

		ING
	ING	Equity	ING
	Balanced	Income	Growth
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$136,329,294	$104,994,166	$96,470,167
Short-term investments**	31,275,852	13,398,816	15,363,815
Repurchase agreement	4,177,000	—	1,272,000
Cash	187,195	3,445,192	360
Cash collateral for futures	74,360	—	—
Receivables:
Investment securities sold	4,054,164	—	400,931
Fund shares sold	121,650	181	2,906
Dividends and interest	485,233	279,396	93,532
Variation margin receivable	22,881	—	—
Brokerage commission recapture	—	3,376	—
Prepaid expenses	19,284	24,311	16,939
Total assets	176,746,913	122,145,438	113,620,650

LIABILITIES:
Payable for investment securities purchased	13,002,541	1,124,509	536,104
Payable for fund shares redeemed	—	14,729	8,048
Payable for futures variation margin	13,266	—	—
Payable upon receipt of securities loaned	26,977,723	13,398,816	15,363,815
Payable to affiliates	137,690	90,983	82,334
Payable for director fees	2,313	11,186	5,002
Other accrued expenses and liabilities	48,361	78,910	42,362
Total liabilities	40,181,894	14,719,133	16,037,665
NET ASSETS	$136,565,019	$107,426,305	$97,582,985

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$120,241,934	$212,317,335	$220,196,681
Undistributed net investment income	692,762	722,705	220,612
Accumulated net realized gain (loss) on investments,
foreign currency related transactions, and futures	3,045,187	(113,388,219)	(136,499,776)
Net unrealized appreciation on investments,
foreign currency related transactions, and futures	12,585,136	7,774,484	13,665,468
NET ASSETS	$136,565,019	$107,426,305	$97,582,985

+ Including securities loaned at value	$26,278,333	$13,051,218	$14,915,021
* Cost of investments in securities	$123,794,730	$97,220,361	$82,804,699
** Cost of short-term investments	$31,277,321	$13,398,816	$15,363,815

See Accompanying Notes to Financial Statements

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

		ING
	ING	Equity	ING
	Balanced	Income	Growth
	Fund	Fund	Fund

Class A:
Net Assets	$67,176,521	$55,672,436	$54,825,375
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,440,047	5,487,578	4,547,967
Net asset value and redemption price per share	$12.35	$10.15	$12.05
Maximum offering price per share (5.75%)(1)	$13.10	$10.77	$12.79

Class B:
Net Assets	$20,899,822	$7,796,427	$6,720,028
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,712,156	779,936	566,601
Net asset value and redemption price per share(2)	$12.21	$10.00	$11.86
Maximum offering price per share	$12.21	$10.00	$11.86

Class C:
Net Assets	$4,729,513	$2,034,762	$2,131,402
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	387,154	204,257	181,510
Net asset value and redemption price per share(2)	$12.22	$9.96	$11.74
Maximum offering price per share	$12.22	$9.96	$11.74

Class I:
Net Assets	$33,380,261	$41,922,680	$33,906,180
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,704,627	4,118,978	2,718,923
Net asset value and redemption price per share	$12.34	$10.18	$12.47
Maximum offering price per share	$12.34	$10.18	$12.47

Class O:
Net Assets	$10,378,902	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	843,320	n/a	n/a
Net asset value and redemption price per share	$12.31	n/a	n/a
Maximum offering price per share	$12.31	n/a	n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

	ING	ING
	Small	Value
	Company	Opportunity
	Fund	Fund
ASSETS:
Investments in securities at value+*	$118,227,411	$35,833,078
Short-term investments at amortized cost	—	4,084,078
Repurchase agreement	7,842,000	486,000
Cash	68,993	13,308
Receivables:
Investment securities sold	547,999	—
Fund shares sold	16,104	1,568
Dividends and interest	55,656	62,530
Prepaid expenses	18,805	16,360
Total assets	126,776,968	40,496,922

LIABILITIES:
Payable for investment securities purchased	—	360,684
Payable for fund shares redeemed	23,405	7,430
Payable upon receipt of securities loaned	—	4,084,078
Payable to affiliates	127,388	39,233
Payable for director fees	4,040	303
Other accrued expenses and liabilities	69,649	53,732
Total liabilities	224,482	4,545,460
NET ASSETS	$126,552,486	$35,951,462

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$107,769,231	$34,625,261
Undistributed net investment income
(accumulated net investment loss)	—	131,210
Accumulated net realized gain (loss) on investments,
foreign currency related transactions and futures	(2,108,974)	(1,108,258)
Net unrealized appreciation on investments and futures	20,892,229	2,303,249
NET ASSETS	$126,552,486	$35,951,462

+ Including securities loaned at value	$—	$3,951,511
* Cost of investments in securities	$97,335,182	$33,529,829

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

	ING	ING
	Small	Value
	Company	Opportunity
	Fund	Fund
Class A:
Net Assets	$92,363,466	$30,552,537
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	5,612,317	2,924,455
Net asset value and redemption price per share	$16.46	$10.45
Maximum offering price per share (5.75%)(1)	$17.46	$11.09

Class B:
Net Assets	$6,782,822	$4,221,863
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	414,331	414,475
Net asset value and redemption price per share(2)	$16.37	$10.19
Maximum offering price per share	$16.37	$10.19

Class C:
Net Assets	$3,824,986	$900,203
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	234,884	88,669
Net asset value and redemption price per share(2)	$16.28	$10.15
Maximum offering price per share	$16.28	$10.15

Class I:
Net Assets	$23,581,212	$276,859
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,378,527	26,311
Net asset value and redemption price per share	$17.11	$10.52
Maximum offering price per share	$17.11	$10.52

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

21

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

		ING
	ING	Equity	ING
	Balanced	Income	Growth
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,382,478	$3,144,229	$1,412,278
Interest	2,189,703	5,532	32,838
Securities lending income	32,896	6,138	6,067
Total investment income	3,605,077	3,155,899	1,451,183

EXPENSES:
Investment management fees	1,027,344	769,944	721,713
Distribution and service fees:
Class A	169,699	140,217	147,140
Class B	172,270	56,659	65,613
Class C	44,873	17,380	22,364
Class O	8,688	—	—
Transfer agent fees	78,651	63,531	60,173
Administrative service fees	102,735	87,994	82,482
Shareholder reporting expense	32,936	51,632	13,685
Registration fees	50,445	52,320	45,958
Professional fees	25,470	20,222	18,465
Custody and accounting expense	50,599	18,814	24,822
Director fees	9,665	14,572	12,366
Miscellaneous expense	8,746	13,613	11,198
Total expenses	1,782,121	1,306,898	1,225,979
Brokerage commission recapture	—	(15,144)	—
Net expenses	1,782,121	1,291,754	1,225,979
Net investment income	1,822,956	1,864,145	225,204

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, FOREIGN CURRENCY
RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	7,323,078	(927,003)	2,035,084
Foreign currency related transactions	—	1,996	—
Futures	26,245	—	(35,273)
Net realized gain (loss) on investments,
foreign currency related transactions, and futures	7,349,323	(925,007)	1,999,811
Net change in unrealized appreciation or depreciation on:
Investments	1,105,671	10,118,246	3,645,742
Foreign currency related transactions	—	(1,564)	—
Futures	104,449	—	—
Net change in unrealized appreciation or depreciation on
investments, foreign currency related transactions, and futures	1,210,120	10,116,682	3,645,742
Net realized and unrealized gain on investments,
foreign currency related transactions, and futures	8,559,443	9,191,675	5,645,553
Increase in net assets resulting from operations	$10,382,399	$11,055,820	$5,870,757

*Foreign taxes	$—	$753	$8,052

See Accompanying Notes to Financial Statements

22

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

	ING	ING
	Small	Value
	Company	Opportunity
	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,035,266	$908,421
Interest	137,842	13,907
Securities lending income	43,722	745
Total investment income	2,216,830	923,073

EXPENSES:
Investment management fees	1,517,305	282,138
Distribution and service fees:
Class A	289,921	86,256
Class B	62,824	41,468
Class C	39,505	13,228
Transfer agent fees	117,317	12,614
Administrative service fees	142,958	32,245
Shareholder reporting expense	49,456	11,563
Registration fees	52,961	44,006
Professional fees	36,987	1,759
Custody and accounting expense	37,873	7,872
Director fees	16,790	1,366
Miscellaneous expense	18,143	4,412
Total expenses	2,382,040	538,927
Net recouped fees	—	46,200
Net expenses	2,382,040	585,127
Net investment income (loss)	(165,210)	337,946

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain on:
Investments	30,503,768	1,094,989
Foreign currency related transactions	3,676	—
Futures	398,264	—
Net realized gain on investments, foreign currency related transactions,
and futures	30,905,708	1,094,989
Net change in unrealized appreciation or depreciation on:
Investments	(12,913,257)	959,437
Futures	42,164	—
Net change in unrealized appreciation or depreciation on investments,
foreign currency related transactions, and futures	(12,871,093)	959,437
Net realized and unrealized gain on investments, foreign currency
related transactions, and futures	18,034,615	2,054,426
Increase in net assets resulting from operations	$17,869,405	$2,392,372

*Foreign taxes	$—	$4,733

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Fund		ING Equity Income Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income	$1,822,956	$1,411,491	$1,864,145	$2,192,339
Net realized gain (loss) on investments, foreign currency
related transactions, and futures	7,349,323	9,349,303	(925,007)	66,781,612
Net change in unrealized appreciation or depreciation on
investments, foreign currency related transactions,
and futures	1,210,120	292,037	10,116,682	(32,037,619)
Net increase in net assets resulting from operations	10,382,399	11,052,831	11,055,820	36,936,332

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,044,995)	(1,007,910)	(1,155,093)	(113,350)
Class B	(92,826)	(60,584)	(58,121)	—
Class C	(17,241)	(31,874)	(16,854)	—
Class I	(693,139)	(965,062)	(1,165,052)	(827,305)
Class O	(25,754)	—	—	—
Net realized gains:
Class A	(698,792)	—	—	—
Class B	(167,227)	—	—	—
Class C	(44,395)	—	—	—
Class I	(363,502)	—	—	—
Class O	(20,953)	—	—	—
Total distributions	(3,168,824)	(2,065,430)	(2,395,120)	(940,655)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,308,286	36,818,785	22,125,725	27,877,729
Dividends reinvested	3,100,057	2,028,904	2,367,570	938,791
	43,408,343	38,847,689	24,493,295	28,816,520
Cost of shares redeemed	(40,314,844)	(37,722,372)	(41,075,314)	(191,057,480)
Net increase (decrease) in net assets resulting from
capital share transactions	3,093,499	1,125,317	(16,582,019)	(162,240,960)
Net increase (decrease) in net assets	10,307,074	10,112,718	(7,921,319)	(126,245,283)

NET ASSETS:
Beginning of year	126,257,945	116,145,227	115,347,624	241,592,907
End of year	$136,565,019	$126,257,945	$107,426,305	$115,347,624
Undistributed net investment income at end of year	$692,762	$679,238	$722,705	$1,251,684

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth Fund		ING Small Company Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income (loss)	$225,204	$(455,219)	$(165,210)	$371,032
Net realized gain on investments	1,999,811	31,580,832	30,905,708	69,584,736
Net change in unrealized appreciation or depreciation on
investments	3,645,742	(5,775,022)	(12,871,093)	(1,592,720)
Net increase in net assets resulting from operations	5,870,757	25,350,591	17,869,405	68,363,048

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	—	(227,376)
Total distributions	—	—	—	(227,376)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,314,701	53,885,868	24,230,577	118,802,203
Dividends reinvested	—	—	—	227,345
	12,314,701	53,885,868	24,230,577	119,029,548
Cost of shares redeemed	(33,854,785)	(141,567,441)	(205,054,910)	(161,325,044)
Net decrease in net assets resulting from
capital share transactions	(21,540,084)	(87,681,573)	(180,824,333)	(42,295,496)
Net increase (decrease) in net assets	(15,669,327)	(62,330,982)	(162,954,928)	25,840,176

NET ASSETS:
Beginning of year	113,252,312	175,583,294	289,507,414	263,667,238
End of year	$97,582,985	$113,252,312	$126,552,486	$289,507,414
Undistributed net investment income at end of year	$220,612	$—	$—	$—

See Accompanying Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS

	ING Value Opportunity Fund
	Year	Year
	Ended	Ended
	May 31,	May 31,
	2005	2004
FROM OPERATIONS:
Net investment income	$337,946	$211,013
Net realized gain on investments	1,094,989	7,294,028
Net change in unrealized appreciation or depreciation on investments	959,437	(1,838,124)
Net increase in net assets resulting from operations	2,392,372	5,666,917

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(353,314)	(81,188)
Class B	(19,054)	—
Class C	(4,179)	—
Class I	(4,558)	(23,015)
Total distributions	(381,105)	(104,203)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,345,892	12,473,263
Dividends reinvested	375,956	103,754
	9,721,848	12,577,017
Cost of shares redeemed	(18,290,726)	(12,468,766)
Net increase (decrease) in net assets resulting from capital share transactions	(8,568,878)	108,251
Net increase (decrease) in net assets	(6,557,611)	5,670,965

NET ASSETS:
Beginning of year	42,509,073	36,838,108
End of year	$35,951,462	$42,509,073
Undistributed net investment income at end of year	$131,210	$174,369

See Accompanying Notes to Financial Statements

26

ING BALANCED FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.66	10.84	11.07	11.02	14.08	13.72
Income (loss) from investment operations:
Net investment income	$0.18	0.13	0.11	0.08	0.21	0.35
Net realized and unrealized gain (loss)
on investments	$0.81	0.88	(0.24)	0.12	(1.83)	0.82
Total from investment operations	$0.99	1.01	(0.13)	0.20	(1.62)	1.17
Less distributions from:
Net investment income	$0.18	0.19	0.10	0.15	0.23	0.27
Net realized gains on investments	$0.12	—	—	—	1.21	0.54
Total distributions	$0.30	0.19	0.10	0.15	1.44	0.81
Net asset value, end of period	$12.35	11.66	10.84	11.07	11.02	14.08
Total Return(2)%	8.60	9.38	(1.15)	1.82	(12.36)	8.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$67,177	70,237	59,826	45,221	33,860	35,564
Ratios to average net assets:
Expenses(3)%	1.33	1.32	1.42	1.39	1.35	1.31
Net investment income(3)%	1.48	1.11	1.11	1.31	1.81	1.99
Portfolio turnover rate %	289	302	379	118	180	242

	Class B
					Seven
					Months
					Ended
	Year Ended May 31,				May 31,	Year Ended October 31,
	2005		2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.51		10.75	11.02	10.97	14.02	13.69
Income (loss) from investment operations:
Net investment income	$0.09	*	0.04	0.03	0.04	0.12	0.27
Net realized and unrealized gain (loss)
on investments	$0.80		0.87	(0.23)	0.12	(1.83)	0.80
Total from investment operations	$0.89		0.91	(0.20)	0.16	(1.71)	1.07
Less distributions from:
Net investment income	$0.07		0.15	0.07	0.11	0.13	0.20
Net realized gains on investments	$0.12		—	—	—	1.21	0.54
Total distributions	$0.19		0.15	0.07	0.11	1.34	0.74
Net asset value, end of period	$12.21		11.51	10.75	11.02	10.97	14.02
Total Return(2)%	7.79		8.51	(1.84)	1.45	(13.10)	8.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,900		13,899	3,099	1,670	1,312	1,130
Ratios to average net assets:
Expenses(3)%	2.08		2.07	2.17	2.14	2.10	2.06
Net investment income(3)%	0.72		0.35	0.40	0.56	1.06	1.24
Portfolio turnover rate %	289		302	379	118	180	242

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

*       Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

27

ING BALANCED FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.50	10.71	10.99	10.94	13.96	13.63
Income (loss) from investment operations:
Net investment income	$0.08	0.04	0.03	0.03	0.13	0.24
Net realized and unrealized gain (loss)
on investments	$0.81	0.87	(0.24)	0.13	(1.83)	0.81
Total from investment operations	$0.89	0.91	(0.21)	0.16	(1.70)	1.05
Less distributions from:
Net investment income	$0.05	0.12	0.07	0.11	0.11	0.18
Net realized gains on investments	$0.12	—	—	—	1.21	0.54
Total distributions	$0.17	0.12	0.07	0.11	1.32	0.72
Net asset value, end of period	$12.22	11.50	10.71	10.99	10.94	13.96
Total Return(2)%	7.75	8.59	(1.94)	1.47	(13.09)	7.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,730	4,270	2,877	2,050	1,829	2,185
Ratios to average net assets:
Expenses(3)%	2.08	2.07	2.17	2.14	2.10	2.06
Net investment income(3)%	0.73	0.36	0.35	0.56	1.06	1.24
Portfolio turnover rate %	289	302	379	118	180	242

	Class I
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.67	10.85	11.08	11.02	14.10	13.74
Income (loss) from investment operations:
Net investment income	$0.21	0.16	0.14	0.11	0.26	0.30
Net realized and unrealized gain (loss)
on investments	$0.81	0.87	(0.25)	0.11	(1.85)	0.90
Total from investment operations	$1.02	1.03	(0.11)	0.22	(1.59)	1.20
Less distributions from:
Net investment income	$0.23	0.21	0.12	0.16	0.28	0.30
Net realized gains on investments	$0.12	—	—	—	1.21	0.54
Total distributions	$0.35	0.21	0.12	0.16	1.49	0.84
Net asset value, end of period	$12.34	11.67	10.85	11.08	11.02	14.10
Total Return(2)%	8.85	9.65	(0.93)	2.02	(12.16)	9.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,380	37,852	50,343	65,971	71,759	94,149
Ratios to average net assets:
Expenses(3)%	1.08	1.07	1.17	1.14	1.10	1.06
Net investment income(3)%	1.73	1.36	1.27	1.57	2.06	2.24
Portfolio turnover rate %	289	302	379	118	180	242

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

28

ING BALANCED FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class O
September 15,
2004(1) to
May 31,
2005

Per Share Operating Performance:
Net asset value, beginning of period	$11.83
Income from investment operations:
Net investment income	$0.17
Net realized and unrealized gain
on investments	$0.57
Total from investment operations	$0.74
Less distributions from:
Net investment income	$0.14
Net realized gains on investments	$0.12
Total distributions	$0.26
Net asset value, end of period	$12.31
Total Return(2)%	6.71

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,379
Ratios to average net assets:
Expenses(3)%	1.33
Net investment income(3)%	1.44
Portfolio turnover rate %	289

(1)      Commencement of operations.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year

See Accompanying Notes to Financial Statements

29

ING EQUITY INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.38	8.12	9.45	9.49	14.18	16.68
Income (loss) from investment operations:
Net investment income	$0.17	0.06	0.04	0.01	0.02	0.04
Net realized and unrealized gain (loss)
on investments	$0.80	1.22	(1.32)	(0.04)	(3.96)	0.49
Total from investment operations	$0.97	1.28	(1.28)	(0.03)	(3.94)	0.53
Less distributions from:
Net investment income	$0.20	0.02	0.05	0.01	0.01	0.03
Net realized gains on investments	$—	—	—	—	0.74	3.00
Total distributions	$0.20	0.02	0.05	0.01	0.75	3.03
Net asset value, end of period	$10.15	9.38	8.12	9.45	9.49	14.18
Total Return(2)%	10.47	15.77	(13.58)	(0.28)	(29.07)	3.50

Ratios and Supplemental Data:
Net assets, end of period (000s)	$55,672	58,263	52,182	62,062	63,821	92,407
Ratios to average net assets:
Net expenses after brokerage
commission recapture(3)%	1.23	1.15	1.18	1.16	1.11	1.08
Gross expenses prior to brokerage
commission recapture %	1.24	1.15	1.18	1.16	1.11	1.08
Net investment income after brokerage
commission recapture(3)%	1.64	0.71	0.47	0.10	0.13	0.08
Portfolio turnover rate %	31	213	225	132	194	167

	Class B
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.24	8.03	9.37	9.44	14.11	16.66
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.01	(0.02)	(0.05)	(0.07)	0.01
Net realized and unrealized gain (loss)
on investments	$0.81	1.20	(1.32)	(0.02)	(3.95)	0.41
Total from investment operations	$0.88	1.21	(1.34)	(0.07)	(4.02)	0.42
Less distributions from:
Net investment income	$0.12	—	0.00 *	—	—	—
Net realized gains on investments	$—	—	—	—	0.65	2.97
Total distributions	$0.12	—	0.00 *	—	0.65	2.97
Net asset value, end of period	$10.00	9.24	8.03	9.37	9.44	14.11
Total Return(2)%	9.62	15.07	(14.26)	(0.74)	(29.59)	2.72

Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,796	4,192	1,027	611	683	920
Ratios to average net assets:
Net expenses after brokerage
commission recapture(3)%	1.98	1.90	1.93	1.91	1.86	1.83
Gross expenses prior to brokerage
commission recapture %	1.99	1.90	1.93	1.91	1.86	1.83
Net investment income (loss) after
brokerage commission recapture(3)%	0.87	0.20	(0.28)	(0.65)	(0.62)	(0.67)
Portfolio turnover rate %	31	213	225	132	194	167

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

*       Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

30

ING EQUITY INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

	Class C
					Seven
					Months
					Ended
	Year Ended May 31,				May 31,	Year Ended October 31,
	2005	2004		2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.20	8.00		9.33	9.40	14.04	16.59
Income (loss) from investment operations:
Net investment income (loss)	$0.07	(0.00	)*	(0.02)	(0.01)	(0.09)	0.01
Net realized and unrealized gain (loss)
on investments	$0.80	1.20		(1.31)	(0.06)	(3.91)	0.41
Total from investment operations	$0.87	1.20		(1.33)	(0.07)	(4.00)	0.42
Less distributions from:
Net investment income	$0.11	—		0.00 *	—	—	—
Net realized gains on investments	$—	—		—	—	0.64	2.97
Total distributions	$0.11	—		0.00 *	—	0.64	2.97
Net asset value, end of period	$9.96	9.20		8.00	9.33	9.40	14.04
Total Return(2)%	9.55	15.00		(14.22)	(0.74)	(29.59)	2.72

Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,035	1,283		968	1,327	946	2,209
Ratios to average net assets:
Net expenses after brokerage
commission recapture(3)%	1.98	1.90		1.93	1.91	1.86	1.83
Gross expenses prior to brokerage
commission recapture %	1.99	1.90		1.93	1.91	1.86	1.83
Net investment income (loss) after
brokerage commission recapture(3)%	0.89	(0.02)		(0.28)	(0.70)	(0.62)	(0.67)
Portfolio turnover rate %	31	213		225	132	194	167

	Class I
					Seven
					Months
					Ended
	Year Ended May 31,				May 31,	Year Ended October 31,
	2005	2004		2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.42	8.15		9.49	9.54	14.26	16.74
Income (loss) from investment operations:
Net investment income	$0.20	0.10	**	0.06	0.02	0.05	0.05
Net realized and unrealized gain (loss)
on investments	$0.79	1.21		(1.33)	(0.03)	(3.99)	0.52
Total from investment operations	$0.99	1.31		(1.27)	(0.01)	(3.94)	0.57
Less distributions from:
Net investment income	$0.23	0.04		0.07	0.04	0.04	0.05
Net realized gains on investments	$—	—		—	—	0.74	3.00
Total distributions	$0.23	0.04		0.07	0.04	0.78	3.05
Net asset value, end of period	$10.18	9.42		8.15	9.49	9.54	14.26
Total Return(2)%	10.72	16.10		(13.37)	(0.10)	(28.93)	3.76

Ratios and Supplemental Data:
Net assets, end of period (000s)	$41,923	51,609		187,417	258,081	296,248	479,823
Ratios to average net assets:
Net expenses after brokerage
commission recapture(3)%	0.98	0.90		0.93	0.91	0.86	0.83
Gross expenses prior to brokerage
commission recapture %	0.99	0.90		0.93	0.91	0.86	0.83
Net investment income after brokerage
commission recapture(3)%	1.89	0.95		0.72	0.34	0.38	0.33
Portfolio turnover rate %	31	213		225	132	194	167

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

*       Amount is less than $0.01 per share.

**    Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

31

ING GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.36	9.97	11.21	11.66	22.50	22.15
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.04)	(0.04)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gain (loss)
on investments	$0.67	1.43	(1.20)	(0.40)	(8.21)	3.42
Total from investment operations	$0.69	1.39	(1.24)	(0.45)	(8.28)	3.39
Less distributions from:
Net realized gains on investments	$—	—	—	—	2.56	3.04
Total distributions	$—	—	—	—	2.56	3.04
Net asset value, end of period	$12.05	11.36	9.97	11.21	11.66	22.50
Total Return(2)%	6.07	13.94	(11.06)	(3.86)	(40.71)	16.34

Ratios and Supplemental Data:
Net assets, end of period (000s)	$54,825	64,570	66,514	82,011	85,409	122,415
Ratios to average net assets:
Expenses(3)%	1.21	1.18	1.24	1.21	1.16	1.12
Net investment income (loss)(3)%	0.19	(0.35)	(0.38)	(0.67)	(0.53)	(0.34)
Portfolio turnover rate %	140	147	197	143	199	183

	Class B
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.26	9.95	11.28	11.79	22.71	22.40
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.10)	(0.08)	(0.10)	(0.20)	(0.03)
Net realized and unrealized gain (loss)
on investments	$0.67	1.41	(1.25)	(0.41)	(8.29)	3.30
Total from investment operations	$0.60	1.31	(1.33)	(0.51)	(8.49)	3.27
Less distributions from:
Net realized gains on investments	$—	—	—	—	2.43	2.96
Total distributions	$—	—	—	—	2.43	2.96
Net asset value, end of period	$11.86	11.26	9.95	11.28	11.79	22.71
Total Return(2)%	5.33	13.17	(11.79)	(4.32)	(41.11)	15.46

Ratios and Supplemental Data:
Net assets, end of period (000s)	$6,720	7,054	3,965	2,988	3,213	5,710
Ratios to average net assets:
Expenses(3)%	1.96	1.93	1.99	1.96	1.91	1.87
Net investment loss(3)%	(0.57)	(1.08)	(1.13)	(1.42)	(1.28)	(1.09)
Portfolio turnover rate %	140	147	197	143	199	183

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

32

ING GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.15	9.85	11.18	11.68	22.55	22.25
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.12)	(0.10)	(0.11)	(0.20)	(0.03)
Net realized and unrealized gain (loss)
on investments	$0.66	1.42	(1.23)	(0.39)	(8.23)	3.27
Total from investment operations	$0.59	1.30	(1.33)	(0.50)	(8.43)	3.24
Less distributions from:
Net realized gains on investments	$—	—	—	—	2.44	2.94
Total distributions	$—	—	—	—	2.44	2.94
Net asset value, end of period	$11.74	11.15	9.85	11.18	11.68	22.55
Total Return(2)%	5.29	13.20	(11.90)	(4.28)	(41.14)	15.47

Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,131	2,444	1,662	1,893	2,268	3,857
Ratios to average net assets:
Expenses(3)%	1.96	1.93	1.99	1.96	1.91	1.87
Net investment loss(3)%	(0.55)	(1.08)	(1.13)	(1.42)	(1.28)	(1.09)
Portfolio turnover rate %	140	147	197	143	199	183

	Class I
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.72	10.25	11.51	11.95	22.98	22.54
Income (loss) from investment operations:
Net investment income (loss)	$0.06	(0.03)	(0.01)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain (loss)
on investments	$0.69	1.50	(1.25)	(0.41)	(8.39)	3.56
Total from investment operations	$0.75	1.47	(1.26)	(0.44)	(8.43)	3.52
Less distributions from:
Net realized gains on investments	$—	—	—	—	2.60	3.08
Total distributions	$—	—	—	—	2.60	3.08
Net asset value, end of period	$12.47	11.72	10.25	11.51	11.95	22.98
Total Return(2)%	6.40	14.34	(10.95)	(3.68)	(40.54)	16.65

Ratios and Supplemental Data:
Net assets, end of period (000s)	$33,906	39,184	103,442	124,351	141,232	254,209
Ratios to average net assets:
Expenses(3)%	0.96	0.93	0.99	0.96	0.91	0.87
Net investment income (loss)(3)%	0.46	(0.10)	(0.13)	(0.42)	(0.28)	(0.09)
Portfolio turnover rate %	140	147	197	143	199	183

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

33

ING SMALL COMPANY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
					Months
					Ended
	Year Ended May 31,				May 31,	Year Ended October 31,
	2005	2004		2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$15.13	12.06		13.70	12.74	14.80	12.11
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.00	*	(0.01)	(0.03)	0.03	0.02
Net realized and unrealized gain (loss)
on investments	$1.34	3.07		(1.63)	1.00	(1.30)	3.62
Total from investment operations	$1.33	3.07		(1.64)	0.97	(1.27)	3.64
Less distributions from:
Net investment income	$—	—		—	0.01	0.05	0.01
Net realized gains on investments	$—	—		—	—	0.74	0.94
Total distributions	$—	—		—	0.01	0.79	0.95
Net asset value, end of period	$16.46	15.13		12.06	13.70	12.74	14.80
Total Return(2)%	8.79	25.46		(11.97)	7.64	(8.66)	31.55

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$92,363	123,834		92,176	101,892	69,074	61,682
Ratios to average net assets:
Expenses(3)(4)%	1.36	1.28		1.38	1.32	1.34	1.35
Net investment income (loss) after
expense reimbursement(3)(4)%	(0.07)	(0.03)		(0.08)	(0.37)	0.25	0.21
Portfolio turnover rate %	47	123		322	200	257	333

	Class B
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$15.16	12.17	13.93	13.00	15.12	12.37
Income (loss) from investment operations:
Net investment income (loss)	$(0.12)	(0.09)	(0.10)	(0.06)	(0.07)	0.01
Net realized and unrealized gain (loss)
on investments	$1.33	3.08	(1.66)	0.99	(1.33)	3.61
Total from investment operations	$1.21	2.99	(1.76)	0.93	(1.40)	3.62
Less distributions from:
Net realized gains on investments	$—	—	—	—	0.72	0.87
Total distributions	$—	—	—	—	0.72	0.87
Net asset value, end of period	$16.37	15.16	12.17	13.93	13.00	15.12
Total Return(2)%	7.98	24.57	(12.63)	7.15	(9.37)	30.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,783	6,234	2,048	1,890	1,173	1,246
Ratios to average net assets:
Expenses(3)(4)%	2.11	2.03	2.13	2.07	2.09	2.10
Net investment loss after
expense reimbursement(3)(4)%	(0.77)	(0.84)	(0.83)	(1.11)	(0.50)	(0.54)
Portfolio turnover rate %	47	123	322	200	257	333

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

(4)      The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*       Amount less than $0.01 per share.

See Accompanying Notes to Financial Statements

34

ING SMALL COMPANY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$15.08	12.11	13.88	12.95	15.04	12.32
Income (loss) from investment operations:
Net investment income (loss)	$(0.13)	(0.11)	(0.10)	(0.12)	(0.08)	0.02
Net realized and unrealized gain (loss)
on investments	$1.33	3.08	(1.67)	1.05	(1.32)	3.59
Total from investment operations	$1.20	2.97	(1.77)	0.93	(1.40)	3.61
Less distributions from:
Net investment income	$—	—	—	—	—	—
Net realized gains on investments	$—	—	—	—	0.69	0.89
Total distributions	$—	—	—	—	0.69	0.89
Net asset value, end of period	$16.28	15.08	12.11	13.88	12.95	15.04
Total Return(2)%	7.96	24.53	(12.75)	7.18	(9.39)	30.54

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,825	3,855	2,270	3,369	4,040	6,736
Ratios to average net assets:
Expenses(3)(4)%	2.11	2.03	2.13	2.07	2.09	2.10
Net investment loss after expense
reimbursement(3)(4)%	(0.78)	(0.80)	(0.83)	(1.09)	(0.50)	(0.54)
Portfolio turnover rate %	47	123	322	200	257	333

	Class I
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$15.69	12.49	14.15	13.17	15.26	12.46
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.04	0.02	(0.01)	0.07	0.06
Net realized and unrealized gain (loss)
on investments	$1.43	3.18	(1.68)	1.03	(1.34)	3.72
Total from investment operations	$1.42	3.22	(1.66)	1.02	(1.27)	3.78
Less distributions from:
Net investment income	$—	0.02	—	0.04	0.08	0.04
Net realized gains on investments	$—	—	—	—	0.74	0.94
Total distributions	$—	0.02	—	0.04	0.82	0.98
Net asset value, end of period	$17.11	15.69	12.49	14.15	13.17	15.26
Total Return(2)%	9.05	25.75	(11.73)	7.74	(8.41)	31.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,581	155,583	167,174	214,459	183,569	188,306
Ratios to average net assets:
Expenses(3)(4)%	1.11	1.03	1.13	1.07	1.09	1.10
Net investment income (loss) after
expense reimbursement(3)(4)%	(0.01)	0.22	0.17	(0.11)	0.50	0.46
Portfolio turnover rate %	47	123	322	200	257	333

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

(4)      The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

35

ING VALUE OPPORTUNITY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.96	8.68	10.32	10.23	14.50	13.20
Income (loss) from investment operations:
Net investment income (loss)	$0.11	0.05	0.02	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss)
on investments	$0.49	1.25	(1.66)	0.10	(2.22)	2.18
Total from investment operations	$0.60	1.30	(1.64)	0.09	(2.23)	2.16
Less distributions from:
Net investment income	$0.11	0.02	—	—	—	0.01
Net realized gains on investments	$—	—	—	—	2.04	0.85
Total distributions	$0.11	0.02	—	—	2.04	0.86
Net asset value, end of period	$10.45	9.96	8.68	10.32	10.23	14.50
Total Return(2)%	6.01	15.03	(15.89)	0.88	(17.26)	17.24

Ratios and Supplemental Data:
Net assets, end of period (000s)	$30,553	37,069	30,436	24,634	12,294	7,074
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)%	1.35	1.31	1.35	1.35	1.35	1.35
Gross expenses prior to expense
reimbursement/recoupment(3)%	1.24	1.45	1.65	1.62	1.99	1.87
Net investment income (loss) after
expense reimbursement/recoupment(3)(4)%	0.94	0.58	0.22	(0.28)	(0.10)	(0.17)
Portfolio turnover rate %	54	200	269	132	172	162

	Class B
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.73	8.51	10.20	10.16	14.38	13.14
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.01)	(0.03)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gain (loss)
on investments	$0.49	1.23	(1.66)	0.08	(2.23)	2.08
Total from investment operations	$0.51	1.22	(1.69)	0.04	(2.30)	2.04
Less distributions from:
Net investment income	$0.05	—	—	—	—	—
Net realized gains on investments	$—	—	—	—	1.92	0.80
Total distributions	$0.05	—	—	—	1.92	0.80
Net asset value, end of period	$10.19	9.73	8.51	10.20	10.16	14.38
Total Return(2)%	5.19	14.34	(16.57)	0.39	(17.81)	16.31

Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,222	3,645	1,183	587	350	149
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)%	2.10	2.06	2.10	2.10	2.10	2.10
Gross expenses prior to expense
reimbursement/recoupment(3)%	1.99	2.20	2.40	2.37	2.74	2.62
Net investment income (loss) after
expense reimbursement/recoupment(3)(4)%	0.21	(0.02)	(0.52)	(1.00)	(0.85)	(0.92)
Portfolio turnover rate %	54	200	269	132	172	162

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

(4)      The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

36

ING VALUE OPPORTUNITY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
					Months
					Ended
	Year Ended May 31,				May 31,	Year Ended October 31,
	2005		2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$9.68		8.47	10.15	10.11	14.34	13.09
Income (loss) from investment operations:
Net investment income (loss)	$0.02	*	(0.01)	(0.03)	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain (loss)
on investments	$0.48		1.22	(1.65)	0.10	(2.20)	2.08
Total from investment operations	$0.50		1.21	(1.68)	0.04	(2.29)	2.05
Less distributions from:
Net investment income	$0.03		—	—	—	—	—
Net realized gains on investments	$—		—	—	—	1.94	0.80
Total distributions	$0.03		—	—	—	1.94	0.80
Net asset value, end of period	$10.15		9.68	8.47	10.15	10.11	14.34
Total Return(2)%	5.15		14.29	(16.55)	0.40	(17.84)	16.39

Ratios and Supplemental Data:
Net assets, end of period (000s)	$900		1,443	528	414	388	464
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)%	2.10		2.06	2.10	2.10	2.10	2.10
Gross expenses prior to expense
reimbursement/recoupment(3)%	1.99		2.20	2.40	2.37	2.74	2.62
Net investment income (loss) after
expense reimbursement/recoupment(3)(4)%	0.18		(0.05)	(0.53)	(0.97)	(0.85)	(0.92)
Portfolio turnover rate %	54		200	269	132	172	162

	Class I
					Seven
					Months
					Ended
	Year Ended May 31,				May 31,		Year Ended October 31,
	2005	2004		2003	2002(1)		2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$10.04	8.75		10.38	10.28		14.55	13.24
Income (loss) from investment operations:
Net investment income (loss)	$0.13	0.02	*	0.04	0.00	**	(0.05)	(0.01)
Net realized and unrealized gain (loss)
on investments	$0.49	1.31		(1.67)	0.10		(2.16)	2.21
Total from investment operations	$0.62	1.33		(1.63)	0.10		(2.21)	2.20
Less distributions from:
Net investment income	$0.14	0.04		—	—		0.02	0.04
Net realized gains on investments	$—	—		—	—		2.04	0.85
Total distributions	$0.14	0.04		—	—		2.06	0.89
Net asset value, end of period	$10.52	10.04		8.75	10.38		10.28	14.55
Total Return(2)%	6.18	15.28		(15.70)	0.97		(17.02)	17.52

Ratios and Supplemental Data:
Net assets, end of period (000s)	$277	351		4,692	4,725		320	3,550
Ratios to average net assets:
Net expenses after expense
reimbursement/recoupment(3)(4)%	1.10	1.06		1.10	1.10		1.10	1.10
Gross expenses prior to expense
reimbursement/recoupment(3)%	0.99	1.20		1.40	1.37		1.74	1.62
Net investment income (loss) after
expense reimbursement/recoupment(3)(4)%	1.18	0.44		0.47	(0.04)		0.15	0.08
Portfolio turnover rate %	54	200		269	132		172	162

(1)      The Fund changed its fiscal year end to May 31.

(2)      Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

(4)      The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*       Per share data calculated using average number of shares outstanding throughout the period.

**    Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are nineteen separate funds which comprise the ING Series Fund, Inc. The five Funds (each a “Fund”; collectively the “Funds”) that are in this report are: ING Balanced Fund (“Balanced”), ING Equity Income Fund (“Equity Income”), ING Growth Fund (“Growth”), ING Small Company Fund (“Small Company”) and ING Value Opportunity Fund (“Value Opportunity”).

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), an Arizona limited liability company, serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to each fund except Equity Income. Wellington Management Company, LLP serves as the Sub-Adviser to the Equity Income Fund. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.    Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination

38

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.    Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)   Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)   Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

39

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.    Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.     Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Growth, Small Company and Value Opportunity pay dividends annually. Balanced and Equity Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.     Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.    Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.    Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.      Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to

40

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.     Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.    Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L.     Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.   Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.    Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, Balanced and Equity Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same

41

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$180,755,086	$182,533,429
Equity Income	33,553,629	48,361,063
Growth	143,579,238	165,155,595
Small Company	81,503,614	252,149,304
Value Opportunity	21,106,659	28,553,171

U.S. Government securities not included above were as follows:

	Purchases	Sales
Balanced	$201,050,200	$196,078,868

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.800% on the first $500 million, 0.750% on the next $500 million, 0.700% on the next $1 billion and 0.650% in excess of $2 billion; for Equity Income, Growth and Value Opportunity — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM for the Balanced, Growth, Small Company and Value Opportunity Funds. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

Wellington Management Company, LLP, (“Wellington”), a Massachusetts limited liability partnership, serves as Sub-Adviser to the Equity Income Fund pursuant to a Sub-Advisory Agreement effective March 1, 2004 between the Investment Manager and Wellington through December 31, 2005.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund’s average daily net assets.

The Investment Manager has entered into a service agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Investment Manager pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended May 31, 2005, ILIAC received $1,566,311 for its services.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Equity Income	0.25%	1.00%	1.00%	N/A
Growth	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	N/A
Value Opportunity	0.25%	1.00%	1.00%	N/A

42

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Presently, the Funds’ class specific expenses are limited to Distribution and/or Service Fees. For the year ended May 31, 2005, the Distributor has retained $24,102 as sales charges from proceeds of Class A Shares sold, $3,909 from the proceeds of Class A shares redeemed and $4,946 from the proceeds of Class C shares redeemed.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

At May 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Total
Balanced	$91,143	$9,114	$37,433	$137,690
Equity Income	63,810	7,293	19,880	90,983
Growth	56,976	6,512	18,846	82,334
Small Company	90,500	8,518	28,370	127,388
Value Opportunity	25,977	2,432	10,824	39,233

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — Balanced Fund (5.81%); Equity Income (11.09%); Growth (9.46%); Small Company (15.50%); Value Opportunity (13.71%).

ING National Trust — Balanced (38.47%); Equity Income (40.47%); Growth (52.20%); Small Company (47.90%); Value Opportunity (59.71%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Balanced, Growth, Small Company and Value Opportunity have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

On July 1, 2004, an affiliated shareholder who owned 27.3% of the Small Company Fund redeemed their shares. The shareholder received their pro-rata share of securities and cash (an “in-kind” redemption) for the majority of their interest in the funds in lieu of an all-cash redemption. As such, the remaining shareholders did not bear the transaction costs of selling those securities.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2005, Small Company had $18,205, $16,074 and $25,067 payable for transfer agent fees, shareholder reporting expense, and professional fees, respectively, included in Other accrued expenses and liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with the Small Company and Value Opportunity Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I
Small Company	1.50%	2.25%	2.25%	1.25%
Value Opportunity	1.35%	2.10%	2.10%	1.10%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2005, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31,
	2006	2007	2008	Total
Value Opportunity	$56,805	$54,399	—	$111,204

43

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended May 31, 2005:

			Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized
Equity Income	2	$ 900,000	2.77%
Growth	13	713,573	2.47%
Small Company	14	2,015,000	3.16%
Value Opportunity	16	1,285,885	2.69%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Balanced (Number of Shares)
Shares sold	1,118,547	1,434,397	805,612	1,086,046
Dividends reinvested	144,387	90,639	18,956	5,130
Shares redeemed	(1,844,094)	(1,020,968)	(319,787)	(172,206)
Net increase (decrease) in shares outstanding	(581,160)	504,068	504,781	918,970

Balanced ($)
Shares sold	$13,443,217	$16,310,252	$9,599,239	$12,276,702
Dividends reinvested	1,734,804	997,377	226,064	55,975
Shares redeemed	(22,126,303)	(11,466,512)	(3,781,664)	(1,965,559)
Net increase (decrease)	$(6,948,282)	$5,841,117	$6,043,639	$10,367,118

	Class C Shares		Class I Shares		Class O Shares
	Year	Year	Year	Year	September 15,
	Ended	Ended	Ended	Ended	2004 to(1)
	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005
Balanced (Number of Shares)
Shares sold	135,552	273,639	256,317	454,623	1,038,496
Dividends reinvested	4,561	2,510	86,863	86,045	3,578
Shares redeemed	(124,386)	(173,190)	(880,838)	(1,936,526)	(198,754)
Net increase (decrease) in shares outstanding	15,727	102,959	(537,658)	(1,395,858)	843,320

Balanced ($)
Shares sold	$1,607,741	$3,085,447	$3,068,037	$5,146,384	$12,590,052
Dividends reinvested	54,403	27,173	1,041,627	948,379	43,159
Shares redeemed	(1,465,425)	(1,958,528)	(10,525,289)	(22,331,773)	(2,416,163)
Net increase (decrease)	$196,719	$1,154,092	$(6,415,625)	$(16,237,010)	$10,217,048

(1) Commencement of operations.

44

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Equity Income (Number of Shares)
Shares sold	1,322,774	1,092,820	437,797	383,376
Dividends reinvested	120,268	13,677	5,197	—
Shares redeemed	(2,164,441)	(1,325,478)	(116,767)	(57,480)
Net increase (decrease) in shares outstanding	(721,399)	(218,981)	326,227	325,896

Equity Income ($)
Shares sold	$13,019,223	$9,902,768	$4,275,511	$3,468,954
Dividends reinvested	1,147,399	112,973	48,499	—
Shares redeemed	(21,204,403)	(11,706,579)	(1,119,222)	(519,277)
Net increase (decrease)	$(7,037,781)	$(1,690,838)	$3,204,788	$2,949,677

	Class C Shares		Class I Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Equity Income (Number of Shares)
Shares sold	108,032	94,931	386,901	1,500,991
Dividends reinvested	1,514	—	120,892	98,694
Shares redeemed	(44,817)	(76,371)	(1,866,278)	(6,766,985)
Shares redeemed in-kind	—	—	—	(12,350,008)
Net increase (decrease) in shares outstanding	64,729	18,560	(1,358,485)	(17,517,308)

Equity Income ($)
Shares sold	$1,015,862	$817,770	$3,815,129	$13,688,237
Dividends reinvested	14,101	—	1,157,571	825,818
Shares redeemed	(427,821)	(678,750)	(18,323,868)	(61,939,298)
Shares redeemed in-kind	—	—	—	(116,213,576)
Net increase (decrease)	$602,142	$139,020	$(13,351,168)	$(163,638,819)

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Growth (Number of Shares)
Shares sold	428,439	1,265,648	104,183	366,043
Shares redeemed	(1,563,587)	(2,255,896)	(163,894)	(138,340)
Net increase (decrease) in shares outstanding	(1,135,148)	(990,248)	(59,711)	227,703

Growth ($)
Shares sold	$4,958,752	$13,851,866	$1,204,091	$4,031,522
Shares redeemed	(17,963,186)	(25,355,898)	(1,847,138)	(1,566,468)
Net increase (decrease)	$(13,004,434)	$(11,504,032)	$(643,047)	$2,465,054

45

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C Shares		Class I Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Growth (Number of Shares)
Shares sold	19,220	125,631	494,534	3,027,438
Shares redeemed	(56,964)	(75,037)	(1,117,715)	(3,560,732)
Shares redeemed in-kind	—	—	—	(6,214,900)
Net increase (decrease) in shares outstanding	(37,744)	50,594	(623,181)	(6,748,194)

Growth ($)
Shares sold	$218,744	$1,355,110	$5,933,114	$34,647,370
Shares redeemed	(640,123)	(822,651)	(13,404,338)	(40,921,651)
Shares redeemed in-kind	—	—	—	(72,900,773)
Net increase (decrease)	$(421,379)	$532,459	$(7,471,224)	$(79,175,054)

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Small Company (Number of Shares)
Shares sold	967,409	2,935,777	112,458	305,889
Shares redeemed	(3,539,732)	(2,395,183)	(109,300)	(62,944)
Net increase (decrease) in shares outstanding	(2,572,323)	540,594	3,158	242,945

Small Company ($)
Shares sold	$15,071,836	$44,599,592	$1,802,350	$4,629,964
Shares redeemed	(56,864,542)	(36,829,955)	(1,685,054)	(997,185)
Net increase (decrease)	$(41,792,706)	$7,769,637	$117,296	$3,632,779

	Class C Shares		Class I Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Small Company (Number of Shares)
Shares sold	125,531	180,472	336,194	4,424,128
Dividends reinvested	—	—	—	15,116
Shares redeemed	(146,241)	(112,274)	(5,123,668)	(3,740,328)
Shares redeemed in-kind	—	—	(3,748,390)	(4,169,541)
Net increase (decrease) in shares outstanding	(20,710)	68,198	(8,535,864)	(3,470,625)

Small Company ($)
Shares sold	$1,940,156	$2,729,081	$5,416,235	$66,843,566
Dividends reinvested	—	—	—	227,345
Shares redeemed	(2,271,674)	(1,671,147)	(83,997,016)	(56,406,666)
Shares redeemed in-kind	—	—	(60,236,624)	(65,420,091)
Net increase (decrease)	$(331,518)	$1,057,934	$(138,817,405)	$(54,755,846)

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Value Opportunity (Number of Shares)
Shares sold	732,047	803,685	164,568	318,066
Dividends reinvested	33,421	8,767	1,544	—
Shares redeemed	(1,562,275)	(599,496)	(126,399)	(82,298)
Net increase (decrease) in shares outstanding	(796,807)	212,956	39,713	235,768

Value Opportunity ($)
Shares sold	$7,500,870	$7,670,802	$1,662,407	$2,977,585
Dividends reinvested	351,623	80,739	15,877	—
Shares redeemed	(16,102,304)	(5,673,540)	(1,286,916)	(753,561)
Net increase (decrease)	$(8,249,811)	$2,078,001	$391,368	$2,224,024

46

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C Shares		Class I Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Value Opportunity (Number of Shares)
Shares sold	15,936	120,828	1,419	77,426
Dividends reinvested	380	—	431	2,480
Shares redeemed	(76,721)	(34,058)	(10,551)	(581,230)
Net increase (decrease) in shares outstanding	(60,405)	86,770	(8,701)	(501,324)

Value Opportunity ($)
Shares sold	$167,467	$1,113,497	$15,148	$711,379
Dividends reinvested	3,899	—	4,557	23,015
Shares redeemed	(790,237)	(321,816)	(111,269)	(5,719,849)
Net increase (decrease)	$(618,871)	$791,681	$(91,564)	$(4,985,455)

NOTE 11 — ILLIQUID SECURITIES

			Initial			Percent
		Principal	Acquisition			of Net
Fund	Security	Amount	Date	Cost	Value	Assets
Balanced	Alpine III	100,000	08/16/04	$100,000	$100,403	0.1%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2005, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund	Loaned	Collateral
Balanced	$26,278,333	$26,977,723
Equity Income	13,051,218	13,398,816
Growth	14,915,021	15,363,815
Value Opportunity	3,951,511	4,084,078

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2005:

		Undistributed	Accumulated
		Net Investment	Net Realized
	Paid-in	Income On	Gains
	Capital	Investments	(Losses)
Balanced	$—	$64,523	$(64,523)
Equity Income	(388,560)	1,996	386,564
Growth	57,360	(4,592)	(52,768)
Small Company	13,939,463	165,210	(14,104,673)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

47

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year ended		Year ended
	May 31, 2005		May 31, 2004
	Ordinary	Long-Term	Ordinary
	Income	Capital Gain	Income
Balanced	$1,873,955	$1,294,869	$2,065,430
Equity Income	2,395,120	—	940,655
Small Company	—	—	227,376
Value Opportunity	381,105	—	104,203

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

		Undistributed	Unrealized		Capital
	Undistributed	Long Term	Appreciation/	Post October	Loss	Expiration
	Ordinary Income	Capital Gains	Depreciation	Losses Deferred	Carryforwards	Dates
Balanced	$2,839,151	$2,410,459	$11,073,476	$ —	$—
Equity Income	722,705	—	7,513,932	(401,877)	(61,414,855)	2009
					(9,092,919)	2010
					(41,817,840)	2011
					(400,176)	2013
					$(112,725,790)
Growth	220,612	—	13,018,149	—	$(95,230,709)	2009
					(10,310,428)	2010
					(30,311,320)	2011
					$(135,852,457)
Small Company	—	—	20,883,484	—	$(2,100,229)	2011
Value Opportunity	131,210	—	2,162,156	—	$(967,165)	2011

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•      ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct

48

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Rules and certain provisions of the federal securities laws in connection with these arrangements.

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•      ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•      The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•      ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•      ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTE 15 — SUBSEQUENT EVENT

On June 17, 2005, the Board approved a proposal to reorganize the Value Opportunity Fund into the ING MagnaCap Fund. The proposed reorganization is subject to approval by shareholders of Value Opportunity Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the fourth calendar quarter of 2005.

49

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 58.0%

		Advertising: 0.3%
988	L	ADVO, Inc.	$30,677
4,500		Omnicom Group, Inc.	368,505
			399,182

		Aerospace/Defense: 0.9%
4,425		Boeing Co.	282,758
750	@	DRS Technologies, Inc.	35,310
1,036	L	Engineered Support Systems, Inc.	40,404
7,650		Lockheed Martin Corp.	496,408
1,066	@,L	Moog, Inc.	32,353
995	@,L	Teledyne Technologies, Inc.	31,462
2,775		United Technologies Corp.	296,093
			1,214,788

		Agriculture: 1.1%
2,195		Alliance One International, Inc.	14,070
11,725		Altria Group, Inc.	787,216
16,900		Archer-Daniels-Midland Co.	335,465
6,200	L	Monsanto Co.	353,400
			1,490,151

		Airlines: 0.0%
1,360	@,L	Alaska Air Group, Inc.	40,148
1,485	@,L	Mesa Air Group, Inc.	9,474
			49,622

		Apparel: 0.8%
10,900	@,L	Coach, Inc.	316,536
985	L	K-Swiss, Inc.	31,619
5,025		Nike, Inc.	413,055
980	@,L	Quiksilver, Inc.	15,602
1,615		Stride Rite Corp.	19,202
2,520	@,L	Timberland Co.	92,887
2,925		VF Corp.	165,058
1,582	L	Wolverine World Wide, Inc.	36,354
			1,090,313

		Auto Manufacturers: 0.0%
697		Oshkosh Truck Corp.	55,579
			55,579

		Auto Parts and Equipment: 0.1%
5,000	@,L	Goodyear Tire & Rubber Co.	71,950
1,770		Modine Manufacturing Co.	53,808
			125,758

		Banks: 3.0%
38,975		Bank of America Corp.	1,805,321
4,810	L	Colonial BancGroup, Inc.	107,215
5,050		Comerica, Inc.	282,194
1,730	L	Commerce Bancorp, Inc.	48,008
445	L	East-West Bancorp, Inc.	14,970
960	@@	First Bancorp Puerto Rico	36,797
827		First Republic Bank	26,530
1,790	L	Fremont General Corp.	38,503
1,708		Hibernia Corp.	54,912
400		Hudson United Bancorp	13,660
2,377		Mercantile Bankshares Corp.	123,913
605		South Financial Group, Inc.	16,486
1,780	L	Sterling Bancshares, Inc.	24,208
4,230	L	TCF Financial Corp.	109,472
10,600		U.S. Bancorp	$310,898
1,090		United Bankshares, Inc.	36,461
9,125		Wachovia Corp.	463,094
9,750		Wells Fargo & Co.	588,997
525		Whitney Holding Corp.	16,648
			4,118,287

		Beverages: 1.8%
2,598		Brown-Forman Corp.	154,893
25,075		Coca-Cola Co.	1,119,097
3,310		PepsiAmericas, Inc.	80,168
19,000		PepsiCo, Inc.	1,068,940
			2,423,098

		Biotechnology: 0.3%
7,200	@	Amgen, Inc.	450,576
1,335	@	Arqule, Inc.	8,744
			459,320

		Building Materials: 0.2%
5,200		American Standard Cos., Inc.	222,559
330		Florida Rock Industries, Inc.	21,599
645	L	Texas Industries, Inc.	29,683
			273,841

		Chemicals: 1.3%
14,250		Dow Chemical Co.	645,382
5,325		E.I. du Pont de Nemours & Co.	247,666
11,494		Lyondell Chemical Co.	272,868
926		Macdermid, Inc.	26,956
1,070	@	OM Group, Inc.	26,964
4,875		PPG Industries, Inc.	318,776
5,500		Rohm & Haas Co.	256,575
			1,795,187

		Coal: 0.1%
660		Massey Energy Co.	26,684
2,586		Peabody Energy Corp.	123,455
			150,139

		Commercial Services: 1.4%
3,280		Adesa, Inc.	74,718
2,380	@,L	Alliance Data Systems Corp.	89,774
3,070	@,L	Career Education Corp.	106,437
21,800		Cendant Corp.	462,377
799		Chemed Corp.	33,782
505	@	Consolidated Graphics, Inc.	21,377
3,225		Equifax, Inc.	111,875
755	@,L	Heidrick & Struggles Intl., Inc.	18,958
1,710	@,L	ITT Educational Services, Inc.	77,617
1,950	@,L	Korn/Ferry Intl.	30,927
1,540	@,L	Labor Ready, Inc.	31,786
910		Manpower, Inc.	36,245
8,100		McKesson Corp.	326,187
10,100		Paychex, Inc.	291,688
1,110	@,L	Pharmaceutical Product Development, Inc.	53,702
585	L	Pre-Paid Legal Services, Inc.	22,037
2,580		Rollins, Inc.	52,632
2,522	@,L	Sotheby’s Holdings, Inc.	35,384
390	@,L	Vertrue, Inc.	14,742
			1,892,245

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Computers: 3.5%
1,190	L	Agilysys, Inc.	$18,302
13,600	@	Apple Computer, Inc.	540,056
675	@,L	CACI Intl., Inc.	43,511
8,357	@,L	Cadence Design Systems, Inc.	116,747
761	@	Carreker Corp.	3,995
500	@	Catapult Communications Corp.	7,035
1,475	@	Cognizant Technology Solutions Corp.	70,800
5,300	@	Computer Sciences Corp.	245,443
27,225	@	Dell, Inc.	1,086,005
810		Diebold, Inc.	40,549
40,300	@	EMC Corp.	566,618
340		Factset Research Systems, Inc.	10,883
16,250		Hewlett-Packard Co.	365,788
9,125		International Business Machines Corp.	689,394
275	@	Kronos, Inc.	12,419
850	@,L	Mercury Computer Systems, Inc.	24,565
940	@	Micros Systems, Inc.	42,281
800		MTS Systems Corp.	25,528
9,950	@,L	Network Appliance, Inc.	286,162
1,083	@	NYFIX, Inc.	5,469
2,070	@,L	SanDisk Corp.	54,006
3,690	@	Storage Technology Corp.	119,113
88,600	@	Sun Microsystems, Inc.	337,566
5,360	@,L	Synopsys, Inc.	96,855
905		Talx Corp.	25,268
			4,834,358

		Cosmetics/Personal Care: 0.6%
14,275	L	Procter & Gamble Co.	787,266
			787,266

		Distribution/Wholesale: 0.1%
870		CDW Corp.	50,616
575		Hughes Supply, Inc.	14,950
455		SCP Pool Corp.	16,298
290	@,L	United Stationers, Inc.	14,219
			96,083

		Diversified Financial Services: 2.2%
2,560		AG Edwards, Inc.	105,754
6,675		American Express Co.	359,449
4,864	@,L	AmeriCredit Corp.	120,968
6,200	L	CIT Group, Inc.	263,004
5,525		Fannie Mae	327,301
1,212		Legg Mason, Inc.	99,602
5,300		Lehman Brothers Holdings, Inc.	488,659
5,325		Merrill Lynch & Co., Inc.	288,935
15,650		Morgan Stanley	766,223
7,375	@,L	Providian Financial Corp.	131,423
			2,951,318

		Electric: 1.3%
7,700	@,L	CMS Energy Corp.	101,871
2,400		Dominion Resources, Inc.	168,744
6,675	L	Duke Energy Corp.	183,429
4,725		Exelon Corp.	221,366
2,790		Pepco Holdings, Inc.	62,887
3,660	L	PNM Resources, Inc.	106,652
1,720		SCANA Corp.	72,464
5,100	L	Southern Co.	173,145
6,300		TXU Corp.	505,763
1,770		Wisconsin Energy Corp.	64,251
2,020		WPS Resources Corp.	$111,363
			1,771,935

		Electrical Components and Equipment: 0.1%
2,290		Ametek, Inc.	87,547
1,822	@	Energizer Holdings, Inc.	114,567
			202,114

		Electronics: 0.3%
1,001		Amphenol Corp.	42,432
545	L	Analogic Corp.	23,157
500	L	Bel Fuse, Inc.	14,950
370	@,L	Benchmark Electronics, Inc.	11,718
1,205	L	Brady Corp.	36,837
925	@	Coherent, Inc.	30,368
635	@	Dionex Corp.	28,480
1,205	@	Electro Scientific Industries, Inc.	21,618
605	@,L	Flir Systems, Inc.	16,214
220	@	Meade Instruments Corp.	607
795		Park Electrochemical Corp.	18,444
1,335	@	Paxar Corp.	23,523
435	@,L	Trimble Navigation Ltd.	17,274
1,950	@,L	Varian, Inc.	72,539
			358,161

		Energy-Alternate Sources: 0.0%
345	@,L	Headwaters, Inc.	11,413
			11,413

		Engineering and Construction: 0.0%
650	@,L	Shaw Group, Inc.	13,098
			13,098

		Entertainment: 0.1%
740	@	Argosy Gaming Co.	34,314
1,680		International Speedway Corp.	91,829
			126,143

		Environmental Control: 0.0%
1,545		Republic Services, Inc.	54,816
435	@,L	Waste Connections, Inc.	16,130
			70,946

		Food: 0.5%
755		Corn Products Intl., Inc.	16,678
2,911	L	Hormel Foods Corp.	86,224
379		J&J Snack Foods Corp.	18,707
990	@	Ralcorp Holdings, Inc.	37,759
3,807		SUPERVALU, Inc.	124,717
680	L	Whole Foods Market, Inc.	80,906
5,100		Wm. Wrigley Jr. Co.	348,178
			713,169

		Forest Products and Paper: 0.0%
1,042	@	Caraustar Industries, Inc.	10,941
1,884		Wausau-Mosinee Paper Corp.	23,550
			34,491

		Gas: 0.4%
540		Energen Corp.	35,197
8,450	L	Sempra Energy	335,212
1,420	@,L	Southern Union Co.	34,747
3,470		UGI Corp.	91,990
			497,146

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Hand/Machine Tools: 0.2%
2,200		Black & Decker Corp.	$192,104
2,200		The Stanley Works	98,142
			290,246

		Healthcare-Products: 2.1%
6,600		Becton Dickinson & Co.	379,170
380		Cooper Cos., Inc.	25,099
2,290	L	Dentsply Intl., Inc.	130,645
6,200		Guidant Corp.	458,118
740	@,L	Haemonetics Corp.	30,118
1,944		Hillenbrand Industries, Inc.	98,094
275	@,L	Idexx Laboratories, Inc.	15,876
1,185	@,L	Immucor, Inc.	39,698
17,000		Johnson & Johnson	1,140,699
6,900		Medtronic, Inc.	370,875
1,550	@,L	Patterson Cos., Inc.	70,355
300	@,L	Resmed, Inc.	18,741
735	@	Respironics, Inc.	49,127
418		Vital Signs, Inc.	17,627
			2,844,242

		Healthcare-Services: 2.0%
6,050		Aetna, Inc.	471,961
1,185	@,L	AMERIGROUP Corp.	46,499
1,155	@,L	Centene Corp.	37,133
2,260	@	Covance, Inc.	98,672
2,550	@	Coventry Health Care, Inc.	177,531
4,325	@	Humana, Inc.	157,257
2,940	@,L	Lincare Holdings, Inc.	129,242
1,030	@	Pacificare Health Systems, Inc.	64,715
560	@,L	Pediatrix Medical Group, Inc.	41,233
670	@,L	RehabCare Group, Inc.	18,619
620	@,L	Sierra Health Services, Inc.	40,963
16,550		UnitedHealth Group, Inc.	804,000
4,750	@	WellPoint, Inc.	631,750
			2,719,575

		Home Builders: 0.2%
1,690	L	Lennar Corp.	98,037
335	L	M.D.C. Holdings, Inc.	24,190
200	@,L	Meritage Homes Corp.	14,544
95	@,L	NVR, Inc.	72,105
290	L	Standard-Pacific Corp.	23,235
700	@,L	Toll Brothers, Inc.	64,813
			296,924

		Home Furnishings: 0.1%
1,570	L	Fedders Corp.	3,485
1,820		Harman Intl. Industries, Inc.	150,806
			154,291

		Household Products/Wares: 0.3%
3,240	L	American Greetings Corp.	84,175
2,195		Church & Dwight, Inc.	79,371
4,400		Clorox Co.	257,005
455	@,L	Spectrum Brands, Inc.	16,821
			437,372

		Housewares: 0.0%
1,000		Toro Co.	43,050
			43,050

		Insurance: 4.5%
11,100		Allstate Corp.	646,019
2,585	L	American Financial Group, Inc.	$83,806
15,250		American Intl. Group, Inc.	847,137
1,740	L	AmerUs Group Co.	82,807
4,950	L	Chubb Corp.	416,939
3,500		CIGNA Corp.	340,375
825		Delphi Financial Group, Inc.	34,980
615	@@	Everest Re Group Ltd.	55,036
1,921		Fidelity National Financial, Inc.	69,137
2,564	L	HCC Insurance Holdings, Inc.	100,534
2,462		Horace Mann Educators Corp.	44,808
757	L	Infinity Property & Casualty Corp.	24,224
585		Landamerica Financial Group, Inc.	32,877
4,597		Loews Corp.	346,154
13,400	L	MetLife, Inc.	597,640
2,900		MGIC Investment Corp.	177,886
2,980		Ohio Casualty Corp.	71,222
2,030		Old Republic Intl. Corp.	50,466
505	@,L	Philadelphia Consolidated Holding Co.	41,647
1,125		Presidential Life Corp.	17,044
840	@,L	ProAssurance Corp.	32,861
4,500		Progressive Corp.	432,315
9,400		Prudential Financial, Inc.	595,114
2,760		Radian Group, Inc.	126,629
688		RLI Corp.	30,093
3,450		Safeco Corp.	185,645
750	L	Selective Insurance Group, Inc.	36,098
1,160		Stancorp Financial Group, Inc.	86,826
660		Stewart Information Services Corp.	25,905
1,275	L	UICI	32,066
3,600		W.R. Berkley Corp.	127,656
4,000	@@	XL Capital Ltd.	301,120
545	L	Zenith National Insurance Corp.	34,526
			6,127,592

		Internet: 0.8%
6,800	@,L	eBay, Inc.	258,468
5,210	@,L	McAfee, Inc.	149,423
1,870	@,L	Napster, Inc.	7,929
18,400	@,L	Symantec Corp.	416,024
210	@,L	Websense, Inc.	11,279
7,075	@	Yahoo!, Inc.	263,190
			1,106,313

		Iron/Steel: 0.1%
210		Carpenter Technology Corp.	11,340
2,900	L	United States Steel Corp.	115,333
			126,673

		Leisure Time: 0.2%
695		Arctic Cat, Inc.	15,012
3,300	L	Carnival Corp.	174,570
870	L	Polaris Industries, Inc.	45,649
			235,231

		Lodging: 0.4%
2,090		Boyd Gaming Corp.	110,477
3,620	@	Caesars Entertainment, Inc.	78,011
1,170		Marcus Corp.	25,775
5,150		Marriott Intl., Inc.	347,832
			562,095

See Accompanying Notes to Financial Statements

52

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.4%
3,799	@,L	AGCO Corp.	$69,750
935		Applied Industrial Technologies, Inc.	28,461
1,250	L	Cummins, Inc.	84,938
900	@,L	Gerber Scientific, Inc.	6,642
435	L	IDEX Corp.	16,708
4,900		Rockwell Automation, Inc.	251,713
1,037	L	Stewart & Stevenson Services, Inc.	24,774
607		Thomas Industries, Inc.	24,201
			507,187

		Media: 1.5%
12,650	@	Comcast Corp.	407,330
8,800		McGraw-Hill Cos., Inc.	384,208
26,350	@	Time Warner, Inc.	458,490
9,800	S	Viacom, Inc.	336,042
11,700		Walt Disney Co.	321,048
105		Washington Post Co.	87,150
			1,994,268

		Metal Fabricate/Hardware: 0.2%
510	L	Commercial Metals Co.	13,342
310		Lawson Products, Inc.	13,268
1,660		Precision Castparts Corp.	129,032
669		Quanex Corp.	34,714
800	L	Timken Co.	18,800
			209,156

		Mining: 0.2%
2,650	L	Phelps Dodge Corp.	231,610
			231,610

		Miscellaneous Manufacturing: 3.2%
4,400		3M Co.	337,260
860	L	AptarGroup, Inc.	43,000
445		Clarcor, Inc.	12,500
7,000		Danaher Corp.	385,910
2,660		Donaldson Co., Inc.	85,386
59,850		General Electric Co.	2,183,328
14,700		Honeywell Intl., Inc.	532,581
1,369		Lancaster Colony Corp.	60,154
1,035	L	Pentair, Inc.	46,068
350	L	Roper Industries, Inc.	24,465
3,800		Textron, Inc.	293,702
11,500	@@,L	Tyco Intl., Ltd.	332,695
			4,337,049

		Office Furnishings: 0.1%
1,729		HNI Corp.	89,199
			89,199

		Oil and Gas: 5.3%
2,000	L	Amerada Hess Corp.	185,700
7,625		Burlington Resources, Inc.	386,435
20,550		ChevronTexaco Corp.	1,105,179
1,065	@,L	Cimarex Energy Co.	40,076
3,375		ConocoPhillips	363,960
9,100		Devon Energy Corp.	417,690
46,025		Exxon Mobil Corp.	2,586,605
2,094	@,L	Forest Oil Corp.	83,257
765	L	Frontier Oil Corp.	37,416
2,040	L	Helmerich & Payne, Inc.	84,599
6,900		Marathon Oil Corp.	$334,581
1,995		Murphy Oil Corp.	195,011
3,380	@,L	Newfield Exploration Co.	129,961
1,740	L	Noble Energy, Inc.	129,404
650	@,L	Petroleum Development Corp.	16,985
2,136		Pogo Producing Co.	105,604
865	@,L	Remington Oil & Gas Corp.	26,815
300	@	Southwestern Energy Co.	20,940
710	@,L	Stone Energy Corp.	30,551
1,625	L	Sunoco, Inc.	166,676
980	@,L	Swift Energy Co.	33,467
6,100	L	Unocal Corp.	347,639
5,350	L	Valero Energy Corp.	367,117
520		Vintage Petroleum, Inc.	14,362
			7,210,030

		Oil and Gas Services: 0.1%
323	@,L	Cal Dive Intl., Inc.	14,664
816	@,L	Lone Star Technologies, Inc.	33,823
1,450	@,L	Weatherford Intl. Ltd.	76,227
			124,714

		Pharmaceuticals: 2.7%
8,800		Abbott Laboratories	424,512
3,700	L	Allergan, Inc.	286,047
3,000	L	AmerisourceBergen Corp.	193,710
2,610	@	Barr Pharmaceuticals, Inc.	132,640
8,700		Cardinal Health, Inc.	503,991
10,175	@	Caremark Rx, Inc.	454,416
1,380	L	Medicis Pharmaceutical Corp.	38,888
12,025		Merck & Co., Inc.	390,091
685		Natures Sunshine Prods, Inc.	11,282
42,175		Pfizer, Inc.	1,176,682
1,160	@,L	Sepracor, Inc.	70,482
			3,682,741

		Pipelines: 0.1%
4,123	L	National Fuel Gas Co.	115,444
1,280		Questar Corp.	80,691
			196,135

		Real Estate Investment Trusts: 0.1%
1,180		Developers Diversified Realty Corp.	53,808
200		Essex Property Trust, Inc.	16,000
435	L	New Century Financial Corp.	22,163
			91,971

		Retail: 4.9%
2,475		Abercrombie & Fitch Co.	141,892
2,580	@,L	Aeropostale, Inc.	70,305
4,310	L	American Eagle Outfitters, Inc.	121,973
2,630	@	Barnes & Noble, Inc.	99,546
7,250		Best Buy Co., Inc.	394,618
3,225		Borders Group, Inc.	81,560
2,920	@,L	Brinker Intl., Inc.	109,850
855		Cato Corp.	24,675
310	@,L	CEC Entertainment, Inc.	12,571
2,070	@,L	Chico’s FAS, Inc.	70,815
3,925		Claire’s Stores, Inc.	92,552
3,850	L	Darden Restaurants, Inc.	125,048
2,000	L	Dillard’s, Inc.	47,840
4,800		Federated Department Stores, Inc.	323,760

See Accompanying Notes to Financial Statements

53

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Retail (continued)
1,395	@	GameStop Corp.	$37,442
12,550		Home Depot, Inc.	493,842
7,425		J.C. Penney Co., Inc. Holding Co.	369,468
955	@,L	Jack In The Box, Inc.	39,613
890	@	Jo-Ann Stores, Inc.	23,808
783		Lone Star Steakhouse & Saloon, Inc.	23,654
4,050	L	Lowe’s Cos., Inc.	231,701
7,500		McDonald’s Corp.	232,050
880	@,L	Men’s Wearhouse, Inc.	45,206
3,900	L	Michaels Stores, Inc.	164,229
260	@,L	Panera Bread Co.	16,432
3,830	@,L	Payless ShoeSource, Inc.	64,459
220	@,L	P.F. Chang’s China Bistro, Inc.	13,039
2,600	@,L	Sears Holdings Corp.	381,420
505	@	Sonic Corp.	17,170
18,900		Staples, Inc.	406,917
8,300	@	Starbucks Corp.	454,425
1,290	@	Stein Mart, Inc.	31,037
5,125		Target Corp.	275,213
1,155	@,L	Too, Inc.	22,961
19,375		Wal-Mart Stores, Inc.	915,080
15,650		Walgreen Co.	709,570
470	@,L	Zale Corp.	14,655
			6,700,396

		Savings and Loans: 0.0%
580	L	Downey Financial Corp.	43,512
535	@,L	FirstFed Financial Corp.	28,986
			72,498

		Semiconductors: 1.6%
1,040	@	DSP Group, Inc.	24,461
58,600		Intel Corp.	1,578,097
4,490	@,L	Lam Research Corp.	137,753
2,340		Microchip Technology, Inc.	69,358
2,200	@,L	QLogic Corp.	70,444
9,050	L	Texas Instruments, Inc.	250,142
325	@,L	Varian Semiconductor Equipment Associates, Inc.	13,189
			2,143,444

		Software: 2.7%
11,700	L	Adobe Systems, Inc.	386,802
1,799	@,L	Advent Software, Inc.	36,088
975	@	Ansys, Inc.	32,507
6,600	@	Autodesk, Inc.	261,228
270	@,L	Avid Technology, Inc.	15,833
270	@,L	Cerner Corp.	17,645
10,750	@	Compuware Corp.	73,638
955	@	Digi Intl., Inc.	11,202
1,837	@,L	Dun & Bradstreet Corp.	112,865
1,485	@	eFunds Corp.	30,027
2,715		Fair Isaac Corp.	92,989
1,190	@,L	Filenet Corp.	33,153
310	L	Global Payments, Inc.	21,483
350	@,L	Hyperion Solutions Corp.	15,446
965	L	Inter-Tel, Inc.	19,811
56,275	L	Microsoft Corp.	1,451,894
10,800	@,L	Novell, Inc.	63,180
59,975	@	Oracle Corp.	768,879
5,700	@	Parametric Technology Corp.	34,314
1,125	@	Phoenix Technologies Ltd.	9,135
1,115	@,L	Progress Software Corp.	$32,525
4,020	@,L	Sybase, Inc.	82,008
2,030	@,L	Transaction Systems Architects, Inc.	46,243
4,400	@,L	Wind River Systems, Inc.	72,116
			3,721,011

		Telecommunications: 2.7%
310	@,L	Anixter Intl., Inc.	11,721
30,900		AT&T Corp.	580,611
6,000		CenturyTel, Inc.	196,740
35,575	@	Cisco Systems, Inc.	689,443
295	@	Commonwealth Telephone Enterprises, Inc.	15,414
2,930	@,L	CommScope, Inc.	49,576
1,600		Harris Corp.	45,984
37,750		Motorola, Inc.	655,718
8,800		QUALCOMM, Inc.	327,888
3,750		Scientific-Atlanta, Inc.	124,875
1,956	@	Symmetricom, Inc.	22,064
760		Telephone & Data Systems, Inc.	29,450
760	@	Telephone & Data Systems, Inc. — Special Shares	28,880
24,500		Verizon Communications, Inc.	866,809
			3,645,173

		Toys/Games/Hobbies: 0.0%
595	@	Department 56, Inc.	6,640
1,095	@,L	JAKKS Pacific, Inc.	22,634
			29,274

		Transportation: 0.9%
821	L	Arkansas Best Corp.	26,871
930		C. H. Robinson Worldwide, Inc.	53,168
1,800		CNF, Inc.	80,190
6,200	L	CSX Corp.	257,796
1,782		Heartland Express, Inc.	35,729
200	@,L	Kansas City Southern	3,998
510	@	Landstar System, Inc.	17,207
875	@	Offshore Logistics, Inc.	27,405
1,395	L	Overseas Shipholding Group, Inc.	85,235
2,880	@,L	Swift Transportation Co., Inc.	70,704
6,400	L	United Parcel Service, Inc.	471,361
1,680	@,L	Yellow Roadway Corp.	88,670
			1,218,334

		Trucking and Leasing: 0.0%
2,000		GATX Corp.	66,740
			66,740
		Total Common Stock (Cost $66,901,304)	79,219,685

PREFERRED STOCK: 0.4%
		Banks: 0.2%
22	#,C	DG Funding Trust	239,181
			239,181

		Diversified Financial Services: 0.0%
3,050	@,C	National Rural Utilities Cooperative Finance Corp.	73,505
			73,505

See Accompanying Notes to Financial Statements

54

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Electric: 0.0%
1,925	S	TECO Energy, Inc.	$48,982
			48,982

		Insurance: 0.2%
9,600	@,@@,C	Aegon NV	243,901
			243,901
		Total Preferred Stock (Cost $604,266)	605,569

WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
193	@	Timco Aviation Services	—
		Total Warrants (Cost $—)	—

Principal
Amount			Value

CORPORATE BONDS/NOTES: 8.4%

		Auto Manufacturers: 0.2%
$117,000		Ford Motor Co., 6.625%, due 10/01/28	92,661
9,000	S,L	Ford Motor Co., 7.450%, due 07/16/31	7,546
56,000		General Motors Corp., 7.400%, due 09/01/25	40,542
85,000	C	General Motors Corp., 8.250%, due 07/15/23	64,777
46,000	C,L	General Motors Corp., 8.375%, due 07/15/33	35,318
			240,844

		Banks: 2.2%
100,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 3.556%, due 10/29/49	85,696
125,000	@@,S,L	Banco Santander Chile SA, 7.375%, due 07/18/12	143,198
89,000	@@,#,S	Banco Santander Chile/ Pre-merger with Banco Santiago SA, 3.310%, due 12/09/09	89,212
80,000	@@,C	Bank of Ireland, 3.260%, due 12/29/49	70,042
90,000	@@,C	Bank of Nova Scotia, 2.318%, due 08/31/85	76,285
121,000	C,S	BankAmerica Capital II, 8.000%, due 12/15/26	132,041
76,000	@@,#,C	Chuo Mitsui Trust & Banking Co. Ltd., 5.506%, due 04/15/49	72,793
79,000	@@,#,C,L	Danske Bank A/S, 5.914%, due 12/29/49	85,036
100,000	@@,C	Den Norske Bank ASA, 3.250%, due 08/29/49	83,500
97,000	C,S	FBS Capital I, 8.090%, due 11/15/26	107,353
84,000	@@,#,S	First Citizens St. Lucia Ltd., 5.460%, due 02/01/12	85,146
83,000	@@,#,C	HBOS Capital Funding LP, 6.071%, due 06/30/49	89,286
270,000	@@,C	HSBC Bank PLC, 2.839%, due 06/29/49	239,167
$150,000	@@,C	Lloyds TSB Bank PLC, 2.960%, due 06/29/49	$132,475
140,000	@@,C	Lloyds TSB Bank PLC, 3.230%, due 08/29/49	122,637
130,000	#,C,S	M & T Bank Corp., 3.850%, due 04/01/13	128,391
93,000	C,S	Mellon Capital I, 7.720%, due 12/01/26	100,908
100,000	@@,C	National Australia Bank Ltd., 3.514%, due 10/29/49	89,004
47,000	C,S	NB Capital Trust, 7.830%, due 12/15/26	51,127
44,000	C,S	NB Capital Trust IV, 8.250%, due 04/15/27	48,516
110,000	S	PNC Funding Corp., 4.500%, due 03/10/10	110,533
182,000	#,C,L	Rabobank Capital Funding II, 5.260%, due 12/29/49	186,412
270,000	@@,C	Royal Bank of Scotland Group PLC, 2.938%, due 12/29/49	237,439
90,000	@@,C	Societe Generale, 2.719%, due 11/29/49	79,086
90,000	@@,C	Standard Chartered PLC, 3.563%, due 07/29/49	70,200
240,000	@@,C,L	Standard Chartered PLC, 3.750%, due 11/29/49	190,200
90,000	@@,C	Westpac Banking Corp., 3.556%, due 09/30/49	77,787
			2,983,470

		Beverages: 0.2%
100,000	@@,S,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	115,750
81,000	@@,C	Cia Brasileira de Bebidas, 10.500%, due 12/15/11	99,428
			215,178

		Chemicals: 0.1%
34,000	@@,#,S	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	34,738
160,000		Union Carbide Corp., 7.750%, due 10/01/96	169,539
			204,277

		Diversified Financial Services: 1.7%
100,000	@@,##,S	Alpine III, 9.268%, due 08/16/14	100,403
38,281	@@,#,C,S	Arcel Finance Ltd., 5.984%, due 02/01/09	39,411
76,000	@@,#,S	Arcel Finance Ltd., 6.361%, due 05/01/12	76,363
83,000	@@,#,C,S	Arcel Finance Ltd., 7.048%, due 09/01/11	86,193
100,000	#,C	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	105,817
100,000	#,C	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	105,745
183,000	@@,#,S	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	185,745
88,000	C	Citigroup Capital II, 7.750%, due 12/01/36	94,903

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
		Diversified Financial Services (continued)
$174,000	#,C,S	Corestates Capital Trust I, 8.000%, due 12/15/26	$190,079
50,000	@@,C	Financiere CSFB NV, 3.250%, due 03/29/49	42,747
94,000	S	Ford Motor Credit Co., 7.000%, due 10/01/13	87,693
98,000		Ford Motor Credit Co., 7.875%, due 06/15/10	95,341
133,000		General Motors Acceptance Corp., 6.875%, due 08/28/12	114,642
109,000	S, L	Goldman Sachs Group, Inc., 3.120%, due 03/02/10	108,940
58,000	#,C,S	HVB Funding Trust I, 8.741%, due 06/30/31	78,131
54,000	S	International Lease Finance Corp., 5.000%, due 04/15/10	54,757
88,000	C,S	JPM Capital Trust I, 7.540%, due 01/15/27	95,499
103,000	C,S	JPM Capital Trust II, 7.950%, due 02/01/27	113,178
137,000	#,C,	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	140,826
176,172	@@,#,C,S	PF Export Receivables Master Trust, 6.436%, due 06/01/15	180,537
700,000	#	Toll Road Investors Partnership II LP, 18.100%, due 02/15/45	84,413
100,000	#,C	Twin Reefs Pass-Through Trust, 4.090%, due 12/10/49	100,581
61,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 11/29/49	67,034
			2,348,978

		Electric: 1.2%
155,424	C,S	CE Generation LLC, 7.416%, due 12/15/18	163,526
149,000	C,S	Consumers Energy Co., 4.250%, due 04/15/08	148,902
35,000	C,S	Consumers Energy Co., 5.150%, due 02/15/17	35,208
15,000	@@	Empresa Nacional de Electricidad SA/Chile, 8.500%, due 04/01/09	16,520
85,000	@@,S	Empresa Nacional de Electricidad SA/Chile, 8.625%, due 08/01/15	100,174
112,000	C,S	Enterprise Capital Trust II, 4.313%, due 06/30/28	111,027
89,000	C,S,L	FirstEnergy Corp., 6.450%, due 11/15/11	96,901
174,000	C,S	FirstEnergy Corp., 7.375%, due 11/15/31	211,586
73,000	#,C,S	Juniper Generation LLC, 6.790%, due 12/31/14	72,670
40,000	#,C,S	NorthWestern Corp., 5.875%, due 11/01/14	40,600
38,000	C,L	Pacific Gas & Electric Co., 6.050%, due 03/01/34	41,926
80,000	#,C,S	Pinnacle West Energy Corp., 3.630%, due 04/01/07	80,024
89,000	C,S	Potomac Edison Co., 5.000%, due 11/01/06	89,825
17,433	#,S	Power Contract Financing LLC, 5.200%, due 02/01/06	17,582
$68,000	#,S	Power Contract Financing LLC, 6.256%, due 02/01/10	$70,718
27,964	S	PPL Montana LLC, 8.903%, due 07/02/20	31,337
34,000	C,S	Sierra Pacific Power Co., 6.250%, due 04/15/12	34,595
87,000	#,C	TECO Energy, Inc., 6.750%, due 05/01/15	89,393
53,092	#,S	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	55,625
111,000	S	TXU Corp., 4.446%, due 11/16/06	110,184
			1,618,323

		Food: 0.3%
117,000	C,L	Albertson’s, Inc., 8.000%, due 05/01/31	136,786
34,000	C	Delhaize America, Inc., 8.050%, due 04/15/27	36,864
123,000	C,S	Safeway, Inc., 4.800%, due 07/16/07	123,856
163,000	C,S	Tyson Foods, Inc., 7.250%, due 10/01/06	169,447
			466,953

		Home Builders: 0.1%
88,000		KB Home, 6.250%, due 06/15/15	88,723
5,000	C,S	Technical Olympic USA, Inc., 9.000%, due 07/01/10	5,175
			93,898

		Insurance: 0.4%
53,000	#,S,L	AIG SunAmerica Global Financing X, 6.900%, due 03/15/32	64,746
171,000	S,L	AON Corp., 8.205%, due 01/01/27	199,218
41,000	S	GE Global Insurance Holding Corp., 7.000%, due 02/15/26	43,764
92,000	S	Prudential Financial, Inc., 4.104%, due 11/15/06	92,546
190,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	208,302
			608,576

		Media: 0.1%
1,256	@@,#,C,S	CanWest Media, Inc., 8.000%, due 09/15/12	1,313
2,000	S	Clear Channel Communications, Inc., 3.125%, due 02/01/07	1,943
84,000	C,S	Cox Communications, Inc., 6.850%, due 01/15/18	90,363
38,000	C	Time Warner, Inc., 7.625%, due 04/15/31	47,576
			141,195

		Oil and Gas: 0.7%
90,000	C	Amerada Hess Corp., 6.650%, due 08/15/11	98,108
91,000	@@,#,S	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	87,526
2,000	@@,#,S	Empresa Nacional de Petroleo, 6.750%, due 11/15/12	2,192
5,000	C,S	Energy Partners Ltd., 8.750%, due 08/01/10	5,200

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
		Oil and Gas (continued)
$144,000	C	Enterprise Products Operating LP, 4.950%, due 06/01/10	$144,536
175,000	C,S	Kerr-McGee Corp., 6.950%, due 07/01/24	177,765
40,000	@@,C	Nexen, Inc., 5.875%, due 03/10/35	39,624
188,000	#,S	Pemex Project Funding Master Trust, 4.310%, due 06/15/10	194,299
81,000	@@,#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	82,215
150,000	C,S,L	Valero Energy Corp., 7.500%, due 04/15/32	179,709
			1,011,174

		Pipelines: 0.2%
76,000	C,L	Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	76,369
75,000	C,S	KN Capital Trust III, 7.630%, due 04/15/28	86,270
115,000	#,C,S	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	120,499
			283,138

		Real Estate: 0.2%
127,000	C,S	EOP Operating LP, 7.750%, due 11/15/07	136,838
24,000	C,S	Liberty Property LP, 6.375%, due 08/15/12	26,282
14,000	S	Liberty Property LP, 6.950%, due 12/01/06	14,590
114,000	C,S	Liberty Property LP, 7.750%, due 04/15/09	126,494
			304,204

		Real Estate Investment Trusts: 0.2%
99,000	C,S	Simon Property Group LP, 4.875%, due 03/18/10	100,672
172,000	C,S	Simon Property Group LP, 6.375%, due 11/15/07	179,942
			280,614

		Retail: 0.1%
5,000	S	Dollar General Corp., 8.625%, due 06/15/10	5,688
136,000	C,S	May Department Stores Co., 3.950%, due 07/15/07	134,935
			140,623

		Savings and Loans: 0.1%
89,000	C,S	Great Western Financial, 8.206%, due 02/01/27	96,854
			96,854

		Telecommunications: 0.3%
115,000	C,S	BellSouth Corp., 4.200%, due 09/15/09	114,291
73,000	@@,+	Deutsche Telekom International Finance BV, 8.500%, due 06/15/10	85,169
38,000	C,S	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	45,525
$72,000	+,S	Sprint Capital Corp., 4.780%, due 08/17/06	$72,604
89,000	@@,#,C,S	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	88,912
			406,501

		Transportation: 0.1%
100,000	@@,#,S	MISC Capital Ltd., 5.000%, due 07/01/09	101,904
			101,904

		Total Corporate Bonds/Notes (Cost $11,399,235)	11,546,704

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.2%
		Federal Home Loan Bank: 0.4%
500,000		3.250%, due 12/17/07	493,486
			493,486
		Federal Home Loan Mortgage Corporation: 4.0%
1,015,000	C	2.700%, due 03/16/07	995,635
542,060	C,S	3.740%, due 04/15/32	545,910
261,000		3.875%, due 06/15/08	261,410
182,730	C,S	4.500%, due 12/15/16	183,085
75,871	C,S	4.500%, due 06/15/17	76,057
271,000	C	4.500%, due 02/15/20	265,126
363,044	C	5.000%, due 08/15/21	365,228
281,000	C	5.000%, due 04/15/23	285,304
60,971		5.052%, due 04/01/35	61,200
204,000		5.214%, due 06/01/35	206,168
500,000		5.500%, due 06/17/18	513,438
343,000		5.500%, due 06/15/34	348,145
188,000		5.875%, due 03/21/11	202,924
854,088	C,S	6.000%, due 01/15/29	887,153
8,937		6.500%, due 11/01/28	9,306
257,000		6.500%, due 06/15/34	266,798
			5,472,887
		Federal National Mortgage Association: 9.6%
3,023	C	2.859%, due 12/26/29	3,018
516,000	C,L	2.875%, due 05/19/08	501,551
110,328		3.160%, due 04/25/35	110,447
203,737		3.340%, due 08/25/33	204,214
86,575		4.500%, due 09/25/16	86,637
200,000		4.500%, due 10/25/17	200,258
129,000	W	4.500%, due 06/15/19	128,436
377,000		4.500%, due 07/15/19	374,761
17,000		4.500%, due 06/15/35	16,570
224,000	C	4.750%, due 12/25/42	225,059
117,610		4.837%, due 11/01/34	118,949
219,292		4.947%, due 01/01/35	221,516
200,000	W	5.000%, due 06/15/19	202,312
3,751,000		5.000%, due 07/15/35	3,738,103
265,000		5.250%, due 08/01/12	277,869
429,880		5.500%, due 06/15/19	441,433
205,499		5.500%, due 11/01/32	208,789
916,856		5.500%, due 11/01/33	930,233
1,603,000		5.500%, due 06/15/35	1,625,040
29,000		6.000%, due 06/01/16	30,051
10,303		6.000%, due 08/01/16	10,684
521,520	S	6.000%, due 07/25/29	546,528
215,582	S	6.000%, due 04/25/31	226,051
1,146,000		6.000%, due 06/15/34	1,177,872

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
		Federal National Mortgage Association (continued)
$197,044		6.500%, due 04/01/30	$205,320
521,000		6.500%, due 06/15/32	541,351
230,000		6.625%, due 11/15/10	258,226
156,617		7.000%, due 06/01/31	165,717
67,649		7.000%, due 04/01/32	71,459
10,000		7.000%, due 06/15/34	10,553
9,834		7.500%, due 10/01/30	10,535
6,621		7.500%, due 11/01/30	7,093
77,445	C	7.500%, due 06/25/32	82,076
104,385	C	7.500%, due 01/25/48	111,397
			13,070,108

		Government National Mortgage Association: 0.2%
15,322		3.375%, due 04/20/28	15,516
141,715		6.500%, due 01/15/32	148,617
164,976		7.500%, due 12/15/23	178,163
			342,296
		Total U.S. Government Agency Obligations (Cost $19,314,103)	19,378,777

U.S. TREASURY OBLIGATIONS: 7.6%
		Treasury Inflation Protected Securities: 0.4%
505,000	S	2.000%, due 01/15/14	546,854
			546,854

		U.S. Treasury Notes: 5.0%
415,000	S,L	1.625%, due 10/31/05	412,633
1,774,000		3.500%, due 05/31/07	1,771,229
379,000	S,L	3.750%, due 05/15/08	380,185
2,762,000	S,L	3.875%, due 05/15/10	2,777,969
658,000	S,L	4.000%, due 04/15/10	664,992
865,000	S,L	4.125%, due 05/15/15	873,651
			6,880,659

		U.S. Treasury Bonds: 1.9%
346,000	S,L	5.375%, due 02/15/31	400,820
518,000	S	6.000%, due 02/15/26	629,431
320,000	S,L	6.250%, due 08/15/23	394,350
393,000	C,S,L	10.375%, due 11/15/12	454,330
523,000	C,S,L	13.250%, due 05/15/14	704,865
			2,583,796
		U.S. Treasury STRIP: 0.3%
569,000	S	4.290%, due 05/15/16	358,937
			358,937
		Total U.S. Treasury Obligations (Cost $10,350,434)	10,370,246

ASSET-BACKED SECURITIES: 2.8%
		Automobile Asset-Backed Securities: 0.3%
95,857	C	Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	95,421
25,000	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	24,564
70,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	69,555
$94,956	C	Household Automotive Trust, 2.310%, due 04/17/08	$94,401
150,000	C	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	148,057
			431,998

		Credit Card Asset-Backed Securities: 0.3%
50,000	C	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	48,857
150,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	152,865
120,000	C	Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	119,136
45,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	47,951
			368,809

		Home Equity Asset-Backed Securities: 1.4%
53,117	C	Bayview Financial Acquisition Trust, 3.560%, due 09/28/43	53,258
33,187	C	Centex Home Equity, 3.370%, due 01/25/34	33,230
77,384	C	GMAC Mortgage Corp Loan Trust, 3.320%, due 12/25/20	77,412
415,000	C	GSAA Trust, 5.242%, due 05/25/35	418,142
120,734	C	Merrill Lynch Mortgage Investors, Inc., 3.450%, due 07/25/34	121,339
430,670	C	New Century Home Equity Loan Trust, 3.340%, due 04/25/34	431,044
29,000	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	29,078
291,505	+,C	Residential Asset Securities Corp., 3.400%, due 12/25/33	292,161
75,003	C	Residential Funding Mortgage Securities II, 3.450%, due 01/25/16	74,873
255,000	C	Saxon Asset Securities Trust, 3.960%, due 06/25/33	254,697
75,000	C	Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	74,488
			1,859,722

		Other Asset-Backed Securities: 0.8%
32,281	C	Amortizing Residential Collateral Trust, 3.590%, due 05/25/32	32,306
3,000	C	Chase Funding Mortgage Loan, 2.734%, due 09/25/24	2,979
2,000	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	1,994
54,723	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 3.390%, due 07/25/33	54,853
230	C	Equity One ABS, Inc., 2.976%, due 09/25/33	230
145,773	C	First Horizon Asset Back Trust, 3.380%, due 10/25/34	146,358

See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
		Other Asset-Backed Securities (continued)
$29,000	C	Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	$28,794
29,000	C	Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	28,819
340,000	C	PP&L Transition Bond Co. LLC, 7.050%, due 06/25/09	354,839
42,812	C	Residential Asset Mortgage Products, Inc., 3.400%, due 06/25/33	42,905
400,000	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	404,682
			1,098,759
		Total Asset-backed Securities (Cost $3,754,178)	3,759,288

COLLATERALIZED MORTGAGE OBLIGATIONS: 8.1%
		Commercial Mortgage-Backed Securities: 1.9%
125,000	C,L	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	124,926
280,000	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	312,114
76,000	C	Commercial Mortgage Pass-Through Certificate, 3.600%, due 03/10/39	74,494
119,019	C	CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	116,901
90,000	C,S	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	96,397
265,784	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	263,354
169,710	C	J.P. Morgan Chase Commercial Mortgage Securities Corp, 4.275%, due 01/12/37	169,408
17,000	C	J.P. Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,967
420,000	C	J.P. Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	442,509
180,000	C,S	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	192,485
200,000	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	225,908
387,043	C,S	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	408,176
57,182	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	55,981
			2,499,620

		Whole Loan Collateral PAC: 0.2%
$154,601	C	GSR Mortgage Loan Trust, 3.490%, due 10/25/32	$154,656
121,037	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	125,663
			280,319

		Whole Loan Collateralized Mortgage Obligations: 6.0%
318,164	C	Banc of America Funding Corp, 5.750%, due 09/20/34	323,112
1,155,570	C	Banc of America Mortgage Securities, 3.540%, due 12/25/33	1,157,201
114,907	C,S	Banc of America Mortgage Securities, 5.250%, due 11/25/19	116,831
100,569	C	Banc of America Mortgage Securities, 5.500%, due 11/25/33	102,795
53,000	C	Banc of America Mortgage Securities, 5.500%, due 12/01/49	53,700
87,671	C	Bank of America Alternative Loan Trust, 3.540%, due 12/25/33	87,782
103,245	C	Bear Stearns Alt-A Trust, 3.410%, due 07/25/34	103,440
167,693	C	Citicorp Mortgage Securities, Inc., 3.590%, due 10/25/33	167,815
98,972	C	Citigroup Mortgage Loan Trust, Inc., 3.140%, due 12/25/34	98,954
113,710	C	Countrywide Alternative Loan Trust, 3.390%, due 02/25/35	113,923
124,121		Countrywide Alternative Loan Trust, 3.440%, due 09/25/34	124,005
93,320	C,S	Countrywide Alternative Loan Trust, 3.490%, due 07/25/18	93,485
276,634	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	282,281
304,918	C	Countrywide Home Loan Mortgage Pass-Through Trust, 3.360%, due 03/25/35	305,347
181,777	C,S	Countrywide Home Loan Mortgage Pass-Through Trust, 5.000%, due 11/25/18	182,916
73,000	C	CS First Boston Mortgage Securities Corp., 4.083%, due 10/25/33	73,435
319,262	C	First Horizon Alternative Mortgage Securities, 4.820%, due 06/25/34	317,217
48,503	C	First Horizon Alternative Mortgage Securities, 5.354%, due 09/25/34	49,106
340,515	C	GMAC Mortgage Corp. Loan Trust, 5.273%, due 03/18/35	343,760
78,665	#,C	GSMPS Mortgage Loan Trust, 3.440%, due 01/25/35	78,983
43,833	C,S	GSR Mortgage Loan Trust, 4.500%, due 08/25/19	43,976
108,925	C	Harborview Mortgage Loan Trust, 3.440%, due 01/19/35	109,181

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount				Value
		Whole Loan Collateralized Mortgage Obligations (continued)
$153,436	C,S	Homebanc Mortgage Trust, 3.520%, due 08/25/29		$154,112
280,208	C,S	MASTR Alternative Loans Trust, 5.500%, due 01/25/20		288,291
305,404	C	MASTR Alternative Loans Trust, 6.000%, due 09/25/34		311,799
76,714	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33		78,239
137,237	C	MASTR Asset Securitization Trust, 3.540%, due 11/25/33		137,545
209,736	C,S	MLCC Mortgage Investors, Inc., 3.350%, due 11/25/29		209,943
92,862	C,S	MLCC Mortgage Investors, Inc., 3.410%, due 01/25/29		92,974
196,781	C,S	MLCC Mortgage Investors, Inc., 3.450%, due 04/25/29		197,037
197,894	C	Residential Accredit Loans, Inc., 3.490%, due 04/25/35		197,899
189,227	C,S	Residential Accredit Loans, Inc., 3.540%, due 03/25/18		189,781
74,017	C	Sequoia Mortgage Trust, 3.360%, due 01/20/35		74,206
273,000	C	Structured Adjustable Rate Mortgage Loan Trust, 3.400%, due 07/25/35		273,000
182,000	C	Structured Adjustable Rate Mortgage Loan Trust, 3.450%, due 05/25/35		182,000
146,042	C	Structured Asset Mortgage Investments, Inc., 3.220%, due 05/19/35		146,042
67,965	C	Thornburg Mortgage Securities Trust, 3.440%, due 12/25/33		68,065
349,665	C	Thornburg Mortgage Securities Trust, 3.460%, due 09/25/34		350,767
134,598	C	Washington Mutual, Inc., 3.185%, due 01/25/45		134,797
129,395	C	Washington Mutual, Inc., 3.313%, due 01/25/45		129,491
154,316	C	Washington Mutual, Inc., 3.483%, due 06/25/44		154,481
217,306	C	Washington Mutual, Inc., 6.000%, due 06/25/34		221,856
95,379	C	Wells Fargo Mortgage Backed Securities Trust, 3.989%, due 01/25/35		94,328
200,000	C,S	Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18		197,408
				8,213,306
		Total Collateralized Mortgage Obligations (Cost $11,028,893)		10,993,245

OTHER BONDS: 0.2%
		Sovereign: 0.2%
100,000	@@,S	Dominican Republic Intl. Bond, 9.040%, due 01/23/13		93,750
81,000	@@	Mexico Government Intl. Bond, 6.625%, due 03/03/15		88,817
74,576	@@,S	Uruguay Government Intl. Bond, 10.500%, due 10/20/06		89,544
		Total Other Bonds (Cost $258,493)		272,111

MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
$50,000	S	City of New York, 5.000%, due 11/01/08		$53,068
50,000	S	City of New York, 5.000%, due 11/01/11		54,572
50,000	C,S	City of New York, 5.000%, due 11/01/15		55,000
20,000	C	City of New York, 5.000%, due 04/01/35		21,029
		Total Municipal Bonds (Cost $183,824)		183,669
		Total Long-Term Investments (Cost $123,794,730)		136,329,294

SHORT-TERM INVESTMENTS: 26.0%
		Commercial Paper: 3.1%
600,000	S	Concord Minutemen Capital Co., 3.070%, due 06/07/06		600,000
600,000	S	Concord Minutemen, 3.170%, due 06/07/05		599,630
1,000,000	S	Crown Point Cap, 3.160%, due 06/15/05		998,721
1,000,000	#,C,S	SBC Communications, Inc., 4.206%, due 06/05/05		1,000,135
500,000		Viacom, Inc., 7.750%, due 06/01/05		500,051
600,000	S	Washington Mutual, Inc., 3.070%, due 06/08/05		599,592
				4,298,129

		Repurchase Agreement: 3.1%
4,177,000	S	Morgan Stanley Repurchase Agreement dated 05/31/05, 3.050%, due 06/01/05, $4,177,354 to be received upon repurchase (Collateralized by $4,195,000 various U.S. Government Agencies, 0.000-4.500%, Market Value plus accrued interest $4,270,155, due 08/03/05-01/15/15).		4,177,000
				4,177,000

		Securities Lending CollateralCC: 19.8%
26,977,723		The Bank of New York Institutional Cash Reserves Fund		26,977,723
				26,977,723
		Total Short-Term Investments
		(Cost $35,454,321)		35,452,852

		Total Investments In Securities (Cost $159,249,051)*	125.8%	$171,782,146
		Other Assets and Liabilities-Net	(25.8)	(35,217,127)
		Net Assets	100.0%	$136,565,019

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

@	Non-income producing security
@@	Foreign issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
PAC	Planned Amortization Class
+	Step-up basis bonds. Interest rates shown reflect the current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $160,708,670. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,699,494
Gross Unrealized Depreciation	(1,626,018)
Net Unrealized Appreciation	$11,073,476

Information concerning open futures contracts at May 31, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
Short Contracts	Contracts	Market Value	Date	Gain (Loss)
Euro - 90 Day Future	31	$(7,460,538)	09/19/05	$(14,213)
U.S. 5 Year Treasury Note	10	(1,090,781)	06/30/05	(15,441)
U.S. 2 Year Treasury Note	7	(1,456,656)	07/06/05	(1,676)
U.S. 10 Year Treasury Note	6	(677,063)	06/30/05	(24,874)
		$(10,685,038)		$(56,204)

Long Contracts
Euro - 90 Day Future	31	$7,484,950	06/13/05	$3,835
S&P 500	3	894,225	06/16/05	12,223
U.S. Treasury Bond	22	2,584,313	06/30/05	92,187
		$10,963,488		$108,245
		$278,450		$52,041

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 97.7%

		Agriculture: 2.0%
32,025		Altria Group, Inc.	$2,150,159
			2,150,159

		Banks: 16.3%
115,600		Bank of America Corp.	5,354,591
16,800		Comerica, Inc.	938,784
56,800		National City Corp.	1,963,008
45,500		PNC Financial Services Group, Inc.	2,486,575
44,500		SunTrust Banks, Inc.	3,275,644
19,300		U.S. Bancorp	566,069
21,725		Wachovia Corp.	1,102,544
30,950		Wells Fargo & Co.	1,869,690
			17,556,905

		Chemicals: 7.7%
18,800		Air Products & Chemicals, Inc.	1,132,324
73,700	L	Dow Chemical Co.	3,337,873
52,400		E.I. du Pont de Nemours & Co.	2,437,124
21,400		PPG Industries, Inc.	1,399,346
			8,306,667

		Diversified Financial Services: 12.5%
100,675	L	Citigroup, Inc.	4,742,799
32,100		Goldman Sachs Group, Inc.	3,129,750
62,900	L	J.P. Morgan Chase & Co.	2,248,675
28,100		MBNA Corp.	592,629
48,950	L	Merrill Lynch & Co., Inc.	2,656,027
			13,369,880

		Electric: 13.6%
25,000		Consolidated Edison, Inc.	1,137,750
11,600		Constellation Energy Group, Inc.	620,020
43,700		Dominion Resources, Inc.	3,072,547
19,500		Entergy Corp.	1,400,685
45,500	L	Exelon Corp.	2,131,675
61,500		FPL Group, Inc.	2,499,975
47,400	L	Puget Energy, Inc.	1,078,350
19,200		SCANA Corp.	808,896
32,400	L	Southern Co.	1,099,980
9,900		TXU Corp.	794,772
			14,644,650

		Electrical Components and Equipment: 2.2%
35,500		Emerson Electric Co.	2,359,685
			2,359,685

		Food: 2.8%
23,600		General Mills, Inc.	1,168,200
21,300		H.J. Heinz Co.	774,681
22,700		Kellogg Co.	1,032,623
			2,975,504

		Forest Products and Paper: 1.0%
16,500	L	Weyerhaeuser Co.	1,058,475
			1,058,475

		Healthcare-Products: 1.6%
46,200		Baxter Intl., Inc.	1,704,780
			1,704,780

		Household Products/Wares: 1.3%
21,400		Kimberly-Clark Corp.	$1,376,662
			1,376,662

		Insurance: 4.0%
24,600	L	Chubb Corp.	2,072,058
30,200	@@	XL Capital Ltd.	2,273,456
			4,345,514

		Machinery-Construction and Mining: 5.2%
59,500	L	Caterpillar, Inc.	5,599,545
			5,599,545

		Machinery-Diversified: 1.0%
20,400		Rockwell Automation, Inc.	1,047,948
			1,047,948

		Media: 1.0%
14,700		Gannett Co., Inc.	1,094,562
			1,094,562

		Mining: 2.8%
109,500	L	Alcoa, Inc.	2,967,450
			2,967,450

		Oil and Gas: 10.4%
32,100	@@	BP PLC ADR	1,932,420
33,000		ConocoPhillips	3,558,720
83,000		Exxon Mobil Corp.	4,664,600
19,900	@@	Shell Transport & Trading Co. PLC ADR	1,043,755
			11,199,495

		Pharmaceuticals: 5.9%
38,700		Abbott Laboratories	1,866,888
57,825		Pfizer, Inc.	1,613,318
64,900		Wyeth	2,814,713
			6,294,919

		Real Estate Investment Trusts: 0.3%
8,160	L	General Growth Properties, Inc.	317,669
			317,669

		Savings and Loans: 0.5%
13,600		Washington Mutual, Inc.	561,680
			561,680

		Telecommunications: 5.6%
35,800		AT&T Corp.	672,682
46,900	L	BellSouth Corp.	1,255,044
83,200		SBC Communications, Inc.	1,945,216
47,900		Sprint Corp.	1,134,751
29,800		Verizon Communications, Inc.	1,054,324
			6,062,017
		Total Common Stock (Cost $97,220,361)	104,994,166

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
ING EQUITY INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
SHORT-TERM INVESTMENTS: 12.5%
	Securities Lending CollateralCC: 12.5%
$13,398,816	The Bank of New York Institutional Cash Reserves Fund		$13,398,816
	Total Short-Term Investments (Cost $13,398,816)		13,398,816
	Total Investments In Securities (Cost $110,619,177)*	110.2%	$118,392,982
	Other Assets and Liabilities-Net	(10.2)	(10,966,677)
	Net Assets	100.0%	$107,426,305

@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $110,879,729. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,091,732
Gross Unrealized Depreciation	(2,578,479)
Net Unrealized Appreciation	$7,513,253

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
ING GROWTH FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 98.9%

		Aerospace/Defense: 1.7%
26,700		Boeing Co.	$1,706,130
			1,706,130
		Agriculture: 2.5%
43,495		Monsanto Co.	2,479,215
			2,479,215
		Apparel: 2.6%
55,600	@	Coach, Inc.	1,614,624
11,400		Nike, Inc.	937,080
			2,551,704
		Beverages: 2.7%
46,800		PepsiCo, Inc.	2,632,968
			2,632,968
		Biotechnology: 4.0%
33,700	@	Amgen, Inc.	2,108,946
22,200	@,L	Genentech, Inc.	1,759,350
			3,868,296
		Computers: 7.2%
44,000	@	Apple Computer, Inc.	1,747,240
82,200	@	Dell, Inc.	3,278,958
140,100	@	EMC Corp.	1,969,806
			6,996,004
		Cosmetics/Personal Care: 3.7%
68,000		Gillette Co.	3,586,320
			3,586,320
		Diversified Financial Services: 1.8%
17,900	L	Goldman Sachs Group, Inc.	1,745,250
			1,745,250
		Electronics: 1.2%
38,500	@,L	Jabil Circuit, Inc.	1,125,355
			1,125,355
		Food: 1.0%
15,000		Wm. Wrigley Jr. Co.	1,024,050
			1,024,050
		Healthcare-Products: 8.3%
13,800	@@,L	Alcon, Inc.	1,411,326
68,200		Johnson & Johnson	4,576,220
52,500	@	St. Jude Medical, Inc.	2,106,300
			8,093,846
		Healthcare-Services: 4.6%
23,800	@	Coventry Health Care, Inc.	1,656,956
18,730	@	DaVita, Inc.	862,704
40,600		UnitedHealth Group, Inc.	1,972,348
			4,492,008
		Insurance: 1.9%
16,300		Allstate Corp.	948,660
12,800		Hartford Financial Services Group, Inc.	957,312
			1,905,972
		Internet: 6.3%
22,800	@,L	eBay, Inc.	$866,628
4,300	@	Google, Inc.	1,197,120
32,900	@	VeriSign, Inc.	1,064,315
80,700	@	Yahoo!, Inc.	3,002,040
			6,130,103
		Lodging: 2.8%
25,400		Marriott Intl., Inc.	1,715,516
25,900	@	MGM Mirage	986,531
			2,702,047
		Media: 1.0%
21,400		McGraw-Hill Cos., Inc.	934,324
			934,324
		Miscellaneous Manufacturing: 3.9%
32,114		Danaher Corp.	1,770,445
56,872		General Electric Co.	2,074,690
			3,845,135
		Oil and Gas: 2.2%
15,545	L	EOG Resources, Inc.	775,540
28,228	@	Transocean, Inc.	1,406,037
			2,181,577
		Oil and Gas Services: 3.6%
49,300		Halliburton Co.	2,107,082
20,600		Schlumberger Ltd.	1,408,422
			3,515,504
		Packaging and Containers: 1.3%
49,145	@,L	Owens-Illinois, Inc.	1,263,518
			1,263,518
		Pharmaceuticals: 7.6%
29,000	@,L	Barr Pharmaceuticals, Inc.	1,473,780
71,500	@	Gilead Sciences, Inc.	2,917,200
16,453	@,L	Kos Pharmaceuticals, Inc.	949,832
61,200	@@,L	Teva Pharmaceutical Industries Ltd. ADR	2,042,244
			7,383,056
		Retail: 7.3%
30,900		CVS Corp.	1,694,865
10,800		Federated Department Stores, Inc.	728,460
15,000		J.C. Penney Co., Inc. Holding Co.	746,400
28,900	L	Michaels Stores, Inc.	1,216,979
73,500	@	Office Depot, Inc.	1,449,420
61,700		Staples, Inc.	1,328,401
			7,164,525
		Semiconductors: 5.0%
63,000	@	Altera Corp.	1,397,970
109,800		Intel Corp.	2,956,914
12,300	@,@@	Marvell Technology Group Ltd.	503,808
			4,858,692
		Software: 7.6%
46,300	@	Activision, Inc.	729,688
36,335		Computer Associates Intl., Inc.	990,855
111,700	L	Microsoft Corp.	2,881,860

See Accompanying Notes to Financial Statements

64

PORTFOLIO OF INVESTMENTS
ING GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Software (continued)
133,000	@	Oracle Corp.	$1,705,060
42,800	@	Veritas Software Corp.	1,064,436
			7,371,899
		Telecommunications: 6.0%
41,900	@,@@	Amdocs Ltd.	1,141,775
57,000		Motorola, Inc.	990,090
93,000	@@	Nokia Oyj ADR	1,567,980
29,000		QUALCOMM, Inc.	1,080,540
46,600		Sprint Corp.	1,103,954
			5,884,339
		Transportation: 1.1%
11,500		FedEx Corp.	1,028,330
			1,028,330
		Total Common Stock (Cost $82,804,699)	96,470,167

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 17.0%
	Repurchase Agreement: 1.3%
$1,272,000	Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $1,272,107 to be received upon repurchase (Collateralized by $1,310,000 Federal Home Loan Mortgage Corporation, 3.600%, Market Value plus accrued interest $1,298,184, due 05/22/08.		1,272,000
			1,272,000
	Securities Lending CollateralCC: 15.7%
$15,363,815	The Bank of New York Institutional Cash Reserves Fund		$15,363,815
			15,363,815
	Total Short-Term Investments (Cost $16,635,815)		16,635,815
	Total Investments In Securities (Cost $99,440,514)*	115.9%	$113,105,982
	Other Assets and Liabilities-Net	(15.9)	(15,522,997)
	Net Assets	100.0%	$97,582,985

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $100,087,833. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,212,331
Gross Unrealized Depreciation	(194,182)
Net Unrealized Appreciation	$13,018,149

See Accompanying Notes to Financial Statements

65

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 93.4%

		Advertising: 0.4%
15,264		ADVO, Inc.	$473,947
			473,947

		Aerospace/Defense: 5.2%
31,200	@	DRS Technologies, Inc.	1,468,896
52,400		Engineered Support Systems, Inc.	2,043,600
18,900	@	Innovative Solutions & Support, Inc.	654,696
25,000	@	MTC Technologies, Inc.	838,250
49,600	@	Teledyne Technologies, Inc.	1,568,352
			6,573,794

		Airlines: 0.5%
108,000	@	Northwest Airlines Corp.	657,720
			657,720

		Apparel: 1.1%
68,900	@	Warnaco Group, Inc.	1,470,326
			1,470,326

		Banks: 5.1%
75,000	@@	Banco Latinoamericano de Exportaciones SA	1,372,500
100,000	@@	BanColombia SA ADR	1,415,000
55,000		Hudson United Bancorp	1,878,250
16,250		IBERIABANK Corp.	956,150
30,000		Texas Regional Bancshares, Inc.	863,700
			6,485,600

		Coal: 0.5%
29,000	@	Westmoreland Coal Co.	622,920
			622,920

		Commercial Services: 2.2%
19,200	@	Advisory Board Co.	867,072
19,000	@	Exponent, Inc.	470,630
71,000	@	Resources Connection, Inc.	1,414,320
			2,752,022

		Computers: 3.1%
40,500		Agilysys, Inc.	622,890
41,000	@	Brooktrout, Inc.	408,770
139,000	@	InterVoice, Inc.	1,245,440
51,900		MTS Systems Corp.	1,656,129
			3,933,229

		Distribution/Wholesale: 1.9%
31,000	@	Brightpoint, Inc.	582,800
40,500		Watsco, Inc.	1,789,695
			2,372,495

		Diversified Financial Services: 1.0%
163,000	@	Knight Capital Group, Inc.	1,230,650
			1,230,650

		Electrical Components and Equipment: 2.0%
48,700		Ametek, Inc.	1,861,801
75,500	@	Artesyn Technologies, Inc.	621,365
			2,483,166

		Electronics: 3.0%
31,500	@	Benchmark Electronics, Inc.	$997,605
17,850	@	NVE Corp.	356,465
64,000	@	SBS Technologies, Inc.	621,440
47,500	@	Trimble Navigation Ltd.	1,886,225
			3,861,735

		Energy-Alternate Sources: 1.2%
46,500	@	Headwaters, Inc.	1,538,220
			1,538,220
		Engineering and Construction: 0.7%
17,500	@	Washington Group Intl., Inc.	840,175
			840,175

		Entertainment: 0.6%
36,500	@	Macrovision Corp.	766,865
1,886	@	Youbet.com, Inc.	9,147
			776,012

		Food: 2.3%
81,400		Corn Products Intl., Inc.	1,798,126
29,300		Sanderson Farms, Inc.	1,110,470
			2,908,596

		Healthcare-Products: 1.3%
8,200	@	Biosite, Inc.	448,622
56,000	@	Candela Corp.	572,880
25,200	@	Wright Medical Group, Inc.	694,008
			1,715,510

		Healthcare-Services: 4.8%
61,000	@	Kindred Healthcare, Inc.	2,353,380
32,500	@	Sierra Health Services, Inc.	2,147,275
32,000	@	United Surgical Partners Intl., Inc.	1,540,480
			6,041,135

		Household Products/Wares: 1.6%
44,976	@	Central Garden & Pet Co.	1,994,686
			1,994,686

		Insurance: 1.0%
20,400		Commerce Group, Inc.	1,215,840
			1,215,840

		Internet: 2.9%
32,000	@	ePlus, Inc.	396,832
23,800	@	Equinix, Inc.	906,780
44,000	@	Imergent, Inc.	466,400
70,000	@	ValueClick, Inc.	750,400
21,000	@	Websense, Inc.	1,127,910
			3,648,322

		Investment Companies: 0.8%
60,800		Apollo Investment Corp.	996,512
			996,512

		Iron/Steel: 1.2%
19,700		Carpenter Technology Corp.	1,063,800
98,000	@@	Gerdau AmeriSteel Corp.	464,520
			1,528,320

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Leisure Time: 0.6%
61,700	@	K2, Inc.	$776,803
			776,803

		Lodging: 1.6%
100,000	@	Interstate Hotels & Resorts, Inc.	460,000
189,000	@	La Quinta Corp.	1,638,630
			2,098,630

		Machinery-Construction and Mining: 1.8%
56,500	@	Terex Corp.	2,232,880
			2,232,880

		Machinery-Diversified: 2.4%
32,000		Cognex Corp.	830,720
12,500	@	Middleby Corp.	690,000
75,300		Washington Air Break Technologies Corp.	1,558,710
			3,079,430

		Media: 2.3%
79,600	@	4Kids Entertainment, Inc.	1,512,400
36,000	@	Cumulus Media, Inc.	449,640
27,300		Liberty Corp.	985,803
			2,947,843

		Mining: 0.3%
30,000	@,@@	Inmet Mining Corp.	370,530
			370,530

		Miscellaneous Manufacturing: 0.6%
35,000	@	Ceradyne, Inc.	808,150
			808,150

		Oil and Gas: 3.5%
67,000	@	Denbury Resources, Inc.	2,142,660
32,200	@	Southwestern Energy Co.	2,247,560
			4,390,220

		Oil and Gas Services: 2.4%
31,500	@,@@	Core Laboratories NV	790,650
25,600	@	Hydril Co.	1,328,896
40,000	@	Oil States Intl., Inc.	926,400
			3,045,946

		Pharmaceuticals: 2.3%
65,000	@	Alkermes, Inc.	754,000
54,000	@	Amylin Pharmaceuticals, Inc.	862,920
18,500	@	MGI Pharma, Inc.	429,200
41,600	@	Nabi Biopharmaceuticals	511,264
10,300	@	OSI Pharmaceuticals, Inc.	382,851
			2,940,235

		Real Estate: 0.9%
29,500	@	CB Richard Ellis Group, Inc.	1,134,570
			1,134,570

		Real Estate Investment Trusts: 10.4%
75,400		Acadia Realty Trust	1,278,030
25,000		Alexandria Real Estate Equities, Inc.	1,732,500
45,400		Corporate Office Properties Trust	1,268,022
48,200		Gramercy Capital Corp.	1,049,796
88,500		Innkeepers USA Trust	1,195,635
49,950		LaSalle Hotel Properties	$1,543,455
82,500		Newcastle Investment Corp.	2,536,050
50,000		Reckson Associates Realty Corp.	1,579,500
16,000		SL Green Realty Corp.	991,200
			13,174,188

		Retail: 3.7%
50,000	@	Aeropostale, Inc.	1,362,500
35,600		Claire’s Stores, Inc.	839,448
35,000	@	Electronics Boutique Holdings Corp.	2,075,850
31,256	@	Syms Corp.	408,828
			4,686,626

		Savings and Loans: 1.5%
144,000		First Niagara Financial Group, Inc.	1,874,880
			1,874,880

		Semiconductors: 1.7%
33,800	@	ADE Corp.	758,134
35,000	@	Varian Semiconductor Equipment Associates, Inc.	1,420,300
			2,178,434

		Software: 7.5%
48,300	@	Avid Technology, Inc.	2,832,312
34,000	@	Filenet Corp.	947,240
250,000	@	Informatica Corp.	2,145,000
41,000	@	Progress Software Corp.	1,195,970
44,250	@	Take-Two Interactive Software, Inc.	1,139,880
42,600	@	THQ, Inc.	1,188,114
			9,448,516

		Telecommunications: 3.3%
70,300	@	Aspect Communications Corp.	674,880
33,000	@@	Brasil Telecom Participacoes SA ADR	1,095,270
32,000	@	Intrado, Inc.	409,280
69,200	@	Netgear, Inc.	1,361,164
40,000		Otelco, Inc.	604,000
			4,144,594

		Transportation: 1.7%
33,800	@	HUB Group, Inc.	928,824
37,000	@	Landstar System, Inc.	1,248,380
			2,177,204

		Water: 0.5%
40,000	@@	Cia de Saneamento Basico do Estado de Sao Paulo ADR	596,800
			596,800
		Total Common Stock (Cost $97,335,182)	118,227,411

See Accompanying Notes to Financial Statements

67

PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal
Amount			Value
SHORT-TERM INVESTMENTS: 6.2%
	Repurchase Agreement: 6.2%
$7,842,000	Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $7,842,660 to be received upon repurchase (Collateralized by $7,975,000 Federal Home Loan Bank, 4.250%, Market Value plus accrued interest $8,000,677, due 03/24/08.		$7,842,000
	Total Short-Term Investments (Cost $7,842,000)		7,842,000
	Total Investments In Securities (Cost $105,177,182)*	99.6%	$126,069,411
	Other Assets and Liabilities-Net	0.4	483,075
	Net Assets	100.0%	$126,552,486

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $105,185,927. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,965,741
Gross Unrealized Depreciation	(8,082,257)
Net Unrealized Appreciation	$20,883,484

See Accompanying Notes to Financial Statements

68

PORTFOLIO OF INVESTMENTS
ING VALUE OPPORTUNITY FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.7%
		Aerospace/Defense: 1.8%
6,100		General Dynamics Corp.	$658,678
			658,678

		Agriculture: 3.5%
18,500		Altria Group, Inc.	1,242,090
			1,242,090

		Apparel: 1.6%
7,100		Nike, Inc.	583,620
			583,620

		Banks: 8.3%
30,500		Bank of America Corp.	1,412,760
11,200		The Bank of New York Co., Inc.	322,784
20,700		Wells Fargo & Co.	1,250,487
			2,986,031

		Beverages: 1.8%
8,500		Coca-Cola Co.	379,355
4,300		Molson Coors Brewing Co.	251,421
			630,776

		Building Materials: 1.4%
16,000		Masco Corp.	512,320
			512,320

		Chemicals: 4.2%
14,200		Dow Chemical Co.	643,118
7,300		Lyondell Chemical Co.	173,302
15,100		Praxair, Inc.	707,737
			1,524,157

		Coal: 1.3%
10,000		Peabody Energy Corp.	477,400
			477,400

		Computers: 2.8%
13,200		International Business Machines Corp.	997,260
			997,260

		Diversified Financial Services: 15.7%
6,800		Capital One Financial Corp.	512,720
20,400		Citigroup, Inc.	961,044
20,600		Countrywide Financial Corp.	765,702
12,200		Freddie Mac	793,488
24,000		J.P. Morgan Chase & Co.	858,000
2,000		Lehman Brothers Holdings, Inc.	184,400
11,900		Merrill Lynch & Co., Inc.	645,694
19,200		Morgan Stanley	940,032
			5,661,080

		Electric: 2.6%
6,300		Entergy Corp.	452,529
13,200	L	PG&E Corp.	472,164
			924,693

		Electrical Components and Equipment: 1.7%
9,100		Emerson Electric Co.	604,877
			604,877

		Electronics: 2.4%
33,600	@@	Koninklijke Philips Electronics NV	$860,832
			860,832

		Food: 1.8%
9,600	@@	Nestle SA ADR	633,253
			633,253

		Forest Products and Paper: 0.5%
5,500	L	International Paper Co.	177,155
			177,155

		Gas: 1.3%
11,600		Sempra Energy	460,172
			460,172

		Healthcare-Services: 2.0%
6,800	L	Quest Diagnostics, Inc.	714,000
			714,000

		Household Products/Wares: 2.1%
11,800		Kimberly-Clark Corp.	759,094
			759,094

		Insurance: 4.0%
12,600		American Intl. Group, Inc.	699,930
16,800		MetLife, Inc.	749,280
			1,449,210

		Leisure Time: 1.1%
8,800	L	Royal Caribbean Cruises Ltd.	405,768
			405,768

		Lodging: 0.5%
3,200	@,@@	Kerzner Intl. Ltd.	197,056
			197,056

		Media: 3.3%
11,200		Gannett Co., Inc.	833,952
9,700	L	Tribune Co.	350,946
			1,184,898

		Mining: 0.7%
9,100		Alcoa, Inc.	246,610
			246,610

		Miscellaneous Manufacturing: 5.6%
7,300		Danaher Corp.	402,449
25,500		General Electric Co.	930,240
23,500	@@,L	Tyco Intl., Ltd.	679,855
			2,012,544

		Office/Business Equipment: 0.5%
12,800	@	Xerox Corp.	173,696
			173,696

		Oil and Gas: 11.5%
6,400		Apache Corp.	376,064
6,000	@@	BP PLC ADR	361,200
11,800		Cabot Oil & Gas Corp.	369,930
4,400		ConocoPhillips	474,496
7,700	L	EOG Resources, Inc.	384,153
21,000		Exxon Mobil Corp.	1,180,200

See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
ING VALUE OPPORTUNITY FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Oil and Gas (continued)
17,300	@,L	Plains Exploration & Production Co.	$528,515
15,200		XTO Energy, Inc.	473,024
			4,147,582

		Oil and Gas Services: 2.9%
7,500		BJ Services Co.	377,625
15,200		Halliburton Co.	649,648
			1,027,273

		Pharmaceuticals: 4.3%
38,300		Pfizer, Inc.	1,068,570
14,500	@@,L	Teva Pharmaceutical Industries Ltd. ADR	483,865
			1,552,435

		Retail: 2.7%
9,200		Best Buy Co., Inc.	500,756
14,800		McDonald’s Corp.	457,912
			958,668

		Savings and Loans: 2.2%
35,400		Sovereign Bancorp, Inc.	790,128
			790,128

		Software: 1.6%
21,600	L	Microsoft Corp.	557,280
			557,280

		Telecommunications: 2.0%
30,900		SBC Communications, Inc.	722,442
			722,442
		Total Common Stock (Cost $33,529,829)	35,833,078

Principal
Amount			Value
SHORT-TERM INVESTMENTS: 12.7%
	Repurchase Agreement: 1.3%
$486,000	Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $486,041 to be received upon repurchase (Collateralized by $501,000 Federal Home Loan Mortgage Corporation, 3.600%, Market Value plus accrued interest $496,481, due 05/22/08.		$486,000
			486,000
	Securities Lending CollateralCC: 11.4%
4,084,078	The Bank of New York Institutional Cash Reserves Fund		4,084,078
			4,084,078
	Total Short-Term Investments (Cost $4,570,078)		4,570,078
	Total Investments In Securities (Cost $38,099,907)*	112.4%	$40,403,156
	Other Assets and Liabilities-Net	(12.4)	(4,451,694)
	Net Assets	100.0%	$35,951,462

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $38,241,000. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,260,554
Gross Unrealized Depreciation	(1,098,398)
Net Unrealized Appreciation	$2,162,156

See Accompanying Notes to Financial Statements

70

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
Balanced Fund
Class A	NII	$0.1814
Class B	NII	$0.0695
Class C	NII	$0.0451
Class I	NII	$0.2287
Class O	NII	$0.1433
All Classes	LTCG	$0.1219

Equity Income Fund
Class A	NII	$0.1982
Class B	NII	$0.1199
Class C	NII	$0.1109
Class I	NII	$0.2344

Value Opportunity Fund
Class A	NII	$0.1094
Class B	NII	$0.0454
Class C	NII	$0.0291
Class I	NII	$0.1408

NII — Net investment income
LTCG — Long-term capital gain

Total long-term capital gains distributions designated by the Funds are as follows:

Balanced Fund	$1,294,869

Of the ordinary distributions made during the fiscal year ended May 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Balanced	42.27%
Equity Income	100.00%
Value Opportunity	100.00%

For the fiscal periods ended May 31, 2005, the following are percentages of ordinary dividends paid by the Funds that are desiginated as qualifying dividend income subject to reduced income tax rates for indivduals;

Balanced	41.56%
Equity Income	100.00%
Value Opportunity	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

71

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

In considering whether to approve the Investment Management Agreement and the Sub-Advisory Agreement for each Fund, the Board, including the Independent Directors, considered a number of factors they believed to be relevant in light of the legal advice furnished to them by independent legal counsel and their own business judgment.

In connection with their deliberations, the Board considered information that had been provided by the Adviser and the Sub-Adviser throughout the year at regular Board meetings, as well as information furnished for a Board meeting held on December 15, 2004 to specifically consider the approval of each Fund’s current Investment Management Agreement and the Sub-Advisory Agreement. Prior to taking action with respect to each Fund’s Investment Management Agreement and Sub-Advisory Agreement, the Contract Committee of the Board (which is comprised entirely of independent Trustees) met with independent legal counsel on November 9 and 10, 2004 and again on December 13 and 14, 2004 to review and discuss the information provided by the Adviser and Sub-adviser. This information included the following: (1) summaries for each Fund that provide information about the performance, management fees and other expenses of the Fund and its respective peer group, as determined based upon a methodology approved by the Contract Committee (the “Selected Peer Group”), as well as information about the Fund’s investment portfolios, objectives and strategies; (2) responses to questions posed by independent legal counsel on behalf of the Independent Directors/Trustees; (3) copies of each form of Investment Management and Sub-Advisory Agreement; (4) copies of the Form ADV for the Adviser and Sub-Adviser to the Funds; (5) financial statements for the Adviser and Sub-Adviser to the Funds; (6) profitability analyses for the Adviser and Sub-Adviser with respect to each Fund and with respect to all Funds and other funds within the ING complex of mutual funds as a group; (7) an analysis of the compensation paid to investment personnel of the Sub-Adviser on an absolute basis and in relation to others in the investment management industry; and (8) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by portfolio managers and other investment professionals of the Adviser and Sub-adviser.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws; (2) the hiring of an individual to serve as the Chief Compliance Officer for the Funds; (3) the responsiveness of the Adviser to inquiries from regulatory agencies such as the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.; (4) the commitment of the Adviser and Sub-Adviser to reduce brokerage costs, portfolio turnover rates and research acquired through the use of soft dollars from the Funds’ brokerage; (5) the financial strength of the Adviser and Sub-Adviser; (6) the Adviser’s willingness to waive fees from time to time to limit the total expenses of a Fund; (7) the adequacy of the compensation paid to investment personnel of the Sub-Adviser; (8) with respect to ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund, which employ quantitative research factors and models, the hiring of a new director of Quantitative Equity Research and other investment personnel to oversee the development of improved quantitative modeling processes; (9) the actions taken by the Adviser over time to reduce the operating expenses of the Funds, including fees and expenses for transfer agency, custody and audit services; (10) the Codes of Ethics for each of the Adviser and Sub-Adviser and related procedures for complying therewith; and (11) with respect to each Fund, the specific factors and conclusions identified below. The conclusions relating to comparative fees, expenses and performance set forth below for each Fund are for periods ended June 30, 2004.

The Board also considered the profits being realized by ING, ING IM and various affiliates during each of the past three years with respect to (i) each Fund standing alone, (ii) all retail Funds as a group, (iii) all variable product Funds as a group, and (iv) all retail Funds and variable product Funds as a group. The Board further considered the costs incurred by ING and ING IM in providing investment management services for each Fund in light of the changes in assets under management for each Fund during relevant time periods and concluded that (i) the economies of scale currently being realized by ING and ING IM do not warrant the implementation of additional breakpoints for any of the Funds and (ii) the profits being realized by ING and ING IM from their relationships with the Funds are not unreasonable in light of the quality of the services being rendered.

Based upon its review of these factors, the Board determined that continuation of the Investment

72

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Agreement and Sub-Advisory Agreement is in the interest of each Fund and its shareholders and accordingly, the Board, including all of the Independent Directors, approved continuation of the Investment Management Agreement and Sub-Advisory Agreements for an additional one-year period.

ING Balanced Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, and is two basis points above one standard deviation of the average, (2) the expense ratio for the Fund is equal to the median and average expense ratios of its Selected Peer Group, (3) the Fund underperformed its benchmark index and its Selected Peer Group median return for all periods reviewed by the Board, (4) the Adviser and Sub-adviser have taken action to improve the Fund’s performance, which included a change in March 2004 of the portfolio managers responsible for the Fund, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING Equity Income

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee of the Fund is below the median and the average fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, (3) the Fund underperformed its primary and secondary benchmark indices and its Selected Peer Group median returns for all periods reviewed by the Board, (4) the Adviser has taken action to improve the Fund’s performance, which included a change in March 2004 of the sub-adviser for the Fund and the investment strategies used to pursue the Fund’s investment objective, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING Growth Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is below the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, (3) the Fund underperformed its benchmark index and Selected Peer Group median returns for all periods reviewed by the Board, (4) the Sub-Adviser has taken action to improve the Fund’s performance, which included personnel changes, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING Small Company Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, but is well within one standard deviation of the average, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, (3) the Fund outperformed its benchmark index for the five- and ten-year periods and outperformed its Selected Peer Group median returns for the ten-year period, but underperformed its benchmark index and its Selected Peer Group median returns for all remaining periods reviewed by the Board, (4) the Adviser and Sub-Adviser have taken action to improve the Fund’s performance, which included personnel changes, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING Value Opportunity Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is below the median and average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, (3) the Fund outperformed its primary benchmark index for the most recent quarter, outperformed its secondary benchmark index for the five-year period and outperformed its Selected Peer Group median return for the most recent quarter, but underperformed its benchmark index, secondary benchmark index and its Selected Peer Group median return for all remaining periods reviewed by the Board, (4) the Adviser and Sub-Adviser have taken action to improve the Fund’s performance, which included a change in December 2003 of the individual portfolio manager responsible for the Fund, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

73

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

		Term of		Number of
		Office and	Principal	Portfolios in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address	held with	Time	during the	Overseen	held by
and Age	the Company	Served(1)	Past Five Years	by Director	Director
Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Director, Business and Economic Research Center (August 1999 - August 2002).	46

President-Elect, Academy of Economics and Finance (February 2005 - Present); First Vice President, Academy of Economics and Finance (February 2004 - February 2005); Second Vice President, Academy of Economics and Finance (February 2003 - February 2004); Academy of Economics and Finance (February 2002 - February 2003); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 - October 2002) and Associate Commissioner (1995 - 2002).	46	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	April 1994 - Present	Self-Employed Consultant (January 1993 - Present).	46	Northwest Center for the Arts, Torrington, CT.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1991 - Present	President, Thompson Enterprises (October 2004 - Present). Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004).	46	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Advest Trust Company (1998 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 2002 - Present	Retired. Formerly, Partner of Goodwin Proctor LLP (June 1966 - September 2000).	46	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	46	None

74

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

		Term of		Number of
		Office and	Principal	Portfolios in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address	held with	Time	during the	Overseen	held by
and Age	the Company	Served(1)	Past Five Years	by Director	Director
Directors who are “Interested Persons”

J. Scott Fox(2) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 50	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 - April 2001),	46	The Greater Hartford Arts Council. (July 2002 - Present).

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	200

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present)

(1)   Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(3)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

75

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Company	Length of Time Served(1)	Past Five Years

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	April 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2002 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	April 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President	December 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Vice President and Treasurer	March 2002 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

76

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Company	Length of Time Served(1)	Past Five Years

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	April 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 28	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Secretary	September 2003 - Present

Chief Counsel, ING Americas U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

77

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*    An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-ADEABCIO	(0505-073005)

Funds

Annual Report

May 31, 2005

Classes A, B, C, I, O and R

Domestic Equity Index Funds

▪ ING Index Plus LargeCap Fund
▪ ING Index Plus MidCap Fund
▪ ING Index Plus SmallCap Fund

Strategic Allocation Funds

▪ ING Strategic Allocation Balanced Fund
▪ ING Strategic Allocation Growth Fund
▪ ING Strategic Allocation Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	17

Report of Independent Registered Public Accounting Firm	20

Statements of Assets and Liabilities	21

Statements of Operations	25

Statements of Changes in Net Assets	27

Financial Highlights	30

Notes to Financial Statements	45

Portfolios of Investments	58

Tax Information	107

Advisory Contract Approval Discussion	108

Director and Officer Information	111

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PRESIDENT’S LETTER

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund’s initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund’s offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent(1). It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience — on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities — wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in  our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take full advantage of all of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
June 22, 2005

(1)              Morgan Stanley Capital International

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2005

In our semi-annual report we described global equities that had returned 9.0% on average to U.S. dollar investors. For the year ended May 31, 2005, global equities gained 11.3%, as measured by the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. In the second six months, however, those investors struggled to make further headway, adding just 2.2%, much of which was due to trends in currencies. For the six months, the U.S. currency recovered 7.9% against the euro, 5.3% against the yen and 5.1% against the pound, reducing sizeable local stock market appreciation correspondingly.

Interest rate issues heavily influenced all markets. Commentators on investment grade U.S. fixed income securities were confounded by the continued flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 3.0%, making eight increases since June 2004. Yet longer term Treasury yields stayed on a downward path and on February 9 the ten-year reached its semi-annual low point of 4.0%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent that yield back up to its peak of 4.6% on March 28. But it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. In May there was a brief reversal after the employment report, but by mid month, fairly tame core inflation data sent the yield spread of the ten-year over the 90-day Treasury Bill to repeated multi-year record low levels. The yield on 10-year Treasury Notes fell 0.65% and 0.35% to 4.0%, for the twelve months and six months, respectively, but the yield on 13-week Treasury Bills soared 1.8% and 0.70%, respectively for the same periods, to 2.9%. The broader Lehman Brothers Aggregate Bond Index(2) returned 6.8% for the full year and 2.9% for the six months. High yield bonds betrayed their equity-like characteristics and after a powerful first half, struggled in the second; the Lehman Brothers High Yield Bond Index(3) added just 0.6% in the second half the year, while gaining 10.3% for the full year.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), gained 8.2% including dividends for the year ended May 31, 2005. For the six months, the Index gained 2.4%, less than half the gain of the previous six months and only squeezed out in the last two weeks of May. At this point the market was trading at a price-to-earnings level of just under 16 times earnings for the current fiscal year. The market had powered ahead in the last two months of 2004, energized by the clear presidential election result, retreating oil prices after the October record and a bullish November employment report. By January this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity relieved the gloom somewhat. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4 propelled the S&P 500 Index to its best close of the six month period the next day. But the sell off from this high to the end of April was swift, as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April. May started as April had left off, with investors uneasy at the apparent combination of a “soft patch” in the economy and the Federal Reserve intent on increasing short-term interest rates. Indeed the first two business days saw a weak manufacturing report and another rise in the Federal Funds rate. But a very strong employment report, record home sales and a first quarter gross domestic product (“GDP”) growth estimate revised up to 3.5%, within which profits were still growing at a healthy 13.8%, soon had many commentators asking if the soft patch had just been an illusion. Investors were relieved as oil prices remained well below the April high level, much of the time under $50 per barrel. As is often the case when the mood shifts, formerly worrisome news was now being shrugged off. Significant upward revisions to earlier estimates of wages and salaries growth, experts argued, would surely safeguard the future spending of the all-important U.S. consumer, notwithstanding the FOMC. Our year ended with a sharp rebound in consumer confidence.

In international equities markets for the six months ended May 31, 2005, Japan fell 0.9% in dollars, as measured by the MSCI Japan Index(5) with net dividends, but rose 3.9% in yen. For the full year, the Index gained 3.9% in dollars and 1.3% in yen. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in thirteen years, GDP falling in the middle two quarters of 2004. Yet it bounced back in the first calendar quarter of 2005 and by the end of May improved corporate profitability and household spending had raised

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2005

spirits. Meanwhile, for the six months European ex UK markets gained 2.3% in dollars, over four times that in local currency, and 17.9% for the year, as measured by the MSCI Europe ex UK Index(6) with net dividends, reaching a near three-year high. While the macro picture is depressing with unemployment over 10% in France and Germany and domestic demand weak, markets were encouraged by attractive price earnings ratios and merger and acquisition prospects. The UK market rose 15.0% for the full year and 2.6% in dollars between November and May, based on the MSCI UK Index(7) with net dividends. In pounds, the market rose 15.7% and 7.6%, respectively, for the same periods. The healthy UK economy patently started to slow after five interest rate increases through August. By the end of May, manufacturing was contracting, housing prices were receding and household spending was cooling. Still, stocks were underpinned by fairly modest valuations, a dividend yield well above 3% and again, periodic merger and acquisition excitement.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

The ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) 500 Index(4), while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan, Portfolio Manager, and Douglas E. Cotè, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.33% compared to the S&P 500 Index, which returned 8.24% for the same period.

Portfolio Specifics: The Fund outperformed the S&P 500 Index due to security selection, especially in the healthcare and information technology sectors. The only sectors where security selection was disappointing were industrials and telecommunication services. Among the largest positive contributors to performance were overweights in Apple Computer, Inc. and TXU Corp. Our overweights in Ford Motor Co. and Gap, Inc. were stocks that detracted from alpha over the period.

Soaring profits, outstanding product sales led by the iPod, iPod mini, and the iPod Shuffle and rising earnings forecasts drove shares of Apple Computer, Inc. up over the year. Also driving Apple’s profitability was the additional economic benefit from new retail store openings. TXU Corp., the largest Texas power supplier, rose on strong earnings, the announcement of a four-fold dividend increase, and improved outlook for 2004 and 2005. Management has been committed to transforming TXU into a high performance utility company with continued improvement in profitability. Not unlike other U.S. automakers, Ford Motor Co. has experienced falling sales (especially in SUVs), high inventories, and production cuts. We believe that their planned price cuts will help to clear inventories but may hurt profits. In April the company reduced its 2005 earnings per share outlook and stated that it did not expect to meet its 2006 pretax income objective. Shares of Gap, Inc. dropped as slowing sales momentum hurt profitability. Marginal declines and costs associated with support of new growth initiatives also hindered profitability.

Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including price momentum, analyst estimate revision, free cash flow to price, capital expense change, and change in accruals. Only trailing price per earnings did not help in security selection over the year.

Current Strategy and Outlook: During May, the economic outlook improved somewhat, and the markets finally responded like the recovery had legs. First quarter Gross Domestic Product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is at a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of these factors have had a positive impact on the equity markets.

Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the index. In our opinion the most recent analysis positions the Fund’s portfolio to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund is currently overweight information technology, energy and health care and underweight the consumer discretionary, financials, and consumer staples sectors. However, overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings** as of May 31, 2005 (as a percent of net assets)

Exxon Mobil Corp.	3.9%

General Electric Co.	3.4%

Microsoft Corp.	2.3%

Bank of America Corp.	2.0%

Johnson & Johnson	1.9%

Intel Corp.	1.8%

Pfizer, Inc.	1.8%

Dell, Inc.	1.5%

Wal-Mart Stores, Inc.	1.4%

Procter & Gamble Co.	1.3%

**  Excluding short-term investments related to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception		Since Inception	Since Inception	Since Inception		Since Inception	Since Inception
			of Class A		of Class B	of Class C	of Class I		of Class O	of Class R
			February 3,		March 1,	June 30,	December 10,		August 1,	December 8,
	1 Year	5 Year	1997		1999	1998	1996		2001	2003

Including Sales Charge:
Class A(1)	5.08%	(3.61)%	6.10%		—	—	—		—	—
Class B(2)	2.45%	(4.13)%	—		(0.51)%	—	—		—	—
Class C(3)	6.77%	(3.50)%	—		—	1.46%	—		—	—
Class I	8.62%	(2.76)%	—		—	—	7.41%		—	—
Class O	8.27%	—	—		—	—	—		0.31%	—
Class R	7.99%	—	—		—	—	—		—	8.73%
Excluding Sales Charge:
Class A	8.33%	(3.02)%	6.49%		—	—	—		—	—
Class B	7.45%	(3.74)%	—		(0.51)%	—	—		—	—
Class C	7.77%	(3.50)%	—		—	1.46%	—		—	—
Class I	8.62%	(2.76)%	—		—	—	7.41%		—	—
Class O	8.27%	—	—		—	—	—		0.31%	—
Class R	7.99%	—	—		—	—	—		—	8.73%
S&P 500 Index(4)	8.24%	(1.93)%	6.74	%(5)	0.90%	2.24(6)%	7.12	%(7)	1.28%	10.14	%(8)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)         Since inception performance for the index is shown from February 1, 1997.

(6)         Since inception performance for the index is shown from July 1, 1998.

(7)         Since inception performance for the index is shown from December 1, 1996.

(8)         Since inception performance for the index is shown from December 1, 2003.

ING INDEX plus MIDCAP FUND	PORTFOLIO MANAGERS’ REPORT

The ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) MidCap 400 Index(4), while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan, CFA, Portfolio Manager, and Douglas E. Cotè, CFA, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.01% compared to the S&P MidCap 400 Index, which returned 13.98% for the same period.

Portfolio Specifics: The Fund performed in line with the S&P MidCap 400 Index before fees mainly due to the positive impact from our security selection in the information technology and healthcare sectors. Among the largest contributors to performance were our underweight position in Utstarcom, Inc. and overweight position in American Eagle Outfitters, Inc. Among the largest detractors from relative performance were our underweight positions in Toll Brothers, Inc. and Neiman Marcus Group.

The stock price of Utstarcom, Inc., the largest supplier of wireless phones in China, plummeted on a series of disappointing earnings reports due to a significant slowdown in the Chinese market. Shares of teen/young adult clothing retailer American Eagle Outfitters, Inc. soared during the year as its classic but trendy styles, attractive stores and value proposition appealed to young shoppers who drove sales up over 20% in 2004 and in the mid-high teens in early 2005.

Our underweighting in luxury home builder Toll Brothers, Inc. hurt performance as it rose sharply over the year as home sales continued to expand, mortgage rates refused to rise and the firm reported strong earnings across several quarters. Shares of luxury retailer Neiman Marcus Group also rose during the year as expectations of a takeover grew after the firm’s March announcement that it was exploring various business options, including a buyout. The $5.1 billion sale of the company to two private equity firms was announced on May 2.

Individual security selection was helped by the effectiveness of factors historically successful at identifying outperforming stocks, especially relative value and price momentum.

Outlook and Current Strategy: During May, the economic outlook improved somewhat and the markets are finally responding. First quarter Gross Domestic Product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating. Profit growth is stabilizing to a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of this has had a positive impact on the equity markets.

Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the index. Our analysis aims to maximize exposure to companies with strong business momentum and high quality earnings; companies that are attractive based on valuation in terms of earnings and cash flows; and companies that are recognized in the marketplace for their attractive qualities due to their strong relative performance and positive analysts revisions. Based on our research, the Fund is currently overweight in the information technology and consumer staples sectors and underweight in the utilities and energy sectors. However, overall sector exposures are by design quite close to the S&P MidCap 400 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Coventry Health Care, Inc.	1.2%

Michaels Stores, Inc.	1.0%

Harman Intl. Industries, Inc.	1.0%

McAfee, Inc.	1.0%

Precision Castparts Corp.	0.9%

Newfield Exploration Co.	0.9%

Lyondell Chemical Co.	0.9%

Abercrombie & Fitch Co.	0.9%

Barr Pharmaceuticals, Inc.	0.9%

Lam Research Corp.	0.9%

** Excluding short-term investments related to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception		Since Inception	Since Inception		Since Inception	Since Inception
			of Class A & I		of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	February 3, 1998		March 1, 1999	June 30, 1998		August 1, 2001	October 24, 2003

Including Sales Charge:
Class A(1)	9.62%	6.69%	11.26%		—	—		—	—
Class B(2)	7.08%	6.22%	—		10.83%	—		—	—
Class C(3)	11.35%	6.80%	—		—	10.49%		—	—
Class I	13.23%	7.62%	12.01%		—	—		—	—
Class O	12.91%	—	—		—	—		7.91%	—
Class R	12.64%	—	—		—	—		—	15.60%
Excluding Sales Charge:
Class A	13.01%	7.34%	11.73%		—	—		—	—
Class B	12.08%	6.53%	—		10.83%	—		—	—
Class C	12.35%	6.80%	—		—	10.49%		—	—
Class I	13.23%	7.62%	12.01%		—	—		—	—
Class O	12.91%	—	—		—	—		7.91%	—
Class R	12.64%	—	—		—	—		—	15.60%
S&P MidCap 400 Index(4)	13.98%	8.31%	11.56	%(5)	11.88%	10.65	%(6)	8.55%	14.79	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5)         Since inception performance for the index is shown from February 1, 1998.

(6)         Since inception performance for the index is shown from July 1, 1998.

(7)         Since inception performance for the index is shown from November 1, 2003.

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

The ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) SmallCap 600 Index(4), while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan, CFA, Portfolio Manager, and Douglas E. Cotè, CFA, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.49% compared to the S&P SmallCap 600 Index, which returned 15.97% for the same period.

Portfolio Specifics: The Fund performed in line with the S&P SmallCap 600 Index before fees. The Fund benefited from positive security selection, especially in the healthcare, consumer discretionary and information technology sectors. This was offset somewhat by disappointing stock performance, in the materials and energy sectors. Among the largest contributors to performance were our overweights in NVR, Inc. and Micro Systems, Inc. Our positions in Vintage Petroleum, Inc. and FileNet Corp. detracted from performance.

NVR, Inc. is one of the nation’s leading homebuilders with operations focused in the eastern part of the United States. Continued growth in the housing market due, in part, to mortgage rates that remained low, led to sustained, strong earnings growth, raising the stock’s price handsomely for the year. Shares of Micro Systems, Inc., the leading provider of information technology solutions to the hotel and restaurant industries, soared for the year on very robust earnings, driven by increased spending by hospitality firms following years of under-investment. Shares of oil and gas exploration and production company Vintage Petroleum, Inc. rose along with many other energy firms as oil prices ranged from $40 to $55 per barrel for most of the last 12 months. But Vintage also benefited from improvements to its balance sheet (including the sale of an underperforming Canadian operation) and increased focus on growth opportunities. Shares of enterprise content management software maker FileNet Corp. were almost flat for the year as the volatility of company earnings led by its dependence on large single contracts caused the stock price to fluctuate markedly over time; rallies in October and May caused by strong earnings reports were not enough to make up for July’s big decline due to disappointing sales.

Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including price momentum, analyst estimate revision, free cash flow to price, capital expense change, change in accruals and trailing price to earnings ratio.

Outlook and Current Strategy: During May, the economic outlook improved somewhat and the markets finally responded like the recovery had legs. First quarter Gross Domestic Product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is at a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of which has had a positive impact on the equity markets.

Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the index. The most recent analysis positions the portfolio to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund’s portfolio is currently overweight in the energy, materials and consumer discretionary sectors and underweight in industrials, health care, information technology and consumer staples. However, overall sector exposures are by design quite close to the S&P SmallCap 600 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

NVR, Inc.	1.3%

UGI Corp.	1.0%

Oshkosh Truck Corp.	1.0%

Pharmaceutical Product Development, Inc.	0.9%

Polaris Industries, Inc.	0.8%

AMERIGROUP Corp.	0.8%

CACI International, Inc.	0.8%

Toro Co.	0.8%

Micros Systems, Inc.	0.8%

Sierra Health Services, Inc.	0.7%

** Excluding short-term investments relating to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

			Since Inception		Since Inception	Since Inception		Since Inception	Since Inception
			of Class A & I		of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	February 3, 1998		March 1, 1999	June 30, 1998		August 1, 2001	December 8, 2003

Including Sales Charge:
Class A(1)	12.03%	9.79%	7.26%		—	—		—	—
Class B(2)	9.67%	9.36%	—		10.10%	—		—	—
Class C(3)	13.95%	9.91%	—		—	6.64%		—	—
Class I	15.74%	10.75%	7.99%		—	—		—	—
Class O	15.52%	—	—		—	—		9.99%	—
Class R	15.19%	—	—		—	—		—	14.14%
Excluding Sales Charge:
Class A	15.49%	10.46%	7.71%		—	—		—	—
Class B	14.67%	9.64%	—		10.10%	—		—	—
Class C	14.95%	9.91%	—		—	6.64%		—	—
Class I	15.74%	10.75%	7.99%		—	—		—	—
Class O	15.52%	—	—		—	—		9.99%	—
Class R	15.19%	—	—		—	—		—	14.14%
S&P SmallCap 600 Index(4)	15.97%	11.08%	9.39	%(5)	12.90%	8.73	%(6)	10.40%	14.84	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 3.00%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(5)         Since inception performance for the index is shown from February 1, 1998.

(6)         Since inception performance for the index is shown from July 1, 1998.

(7)         Since inception performance for the index is shown from December 1, 2003.

ING STRATEGIC ALLOCATION BALANCED FUND	PORTFOLIO MANAGERS’ REPORT

The ING Strategic Allocation Balanced Fund (the “Fund”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.09% compared to the Russell 3000 Index(4) and the Strategic Allocation Balanced Composite Index(7), which returned 9.44% and 13.08%, respectively, for the same period.

Portfolio Specifics: Our underweight in fixed income securities helped results, as did our overweight in international equities. Our exposure to domestic equities, which was overweight for most but not all of the year, had a neutral impact on results.

The domestic equity component performed in line with its benchmark, the Russell 3000 Index. Stock selection was strongest in the health care and technology sectors, but was weaker in consumer staples and financials. Sector allocation had a positive impact with gains from an overweight in energy and an underweight in health care being only partially offset by losses from an overweight in consumer staples and an underweight in materials. This component of the Fund benefited in particular from overweight positions in TXU Corp., Apple Computer, Inc. and Aetna, Inc. Securities of note that detracted from results were Ford Motor Co. and Paychex, Inc.

The international equity component lagged the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index for the year, due to security selection and regional allocation. Stock selection was weakest in consumer goods, technology and industrials, but stronger in telecom and banks. Results were hurt by an overweight in Japan and an underweight in Australia/New Zealand, but helped by an overweight in the energy sector and an underweight in consumer goods.

The fixed income component of the portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the year. While our short duration stance was helpful in the beginning of the fiscal year, by last fall, it was a source of underperformance relative to the benchmark especially since we concentrated our underweight in the resilient shorter maturities of the yield curve. Again the short duration posture helped in the first quarter of 2005, but was a drag on performance as we finished the fiscal year in May.

Current Strategy and Outlook: The economic outlook has improved somewhat and the markets are finally responding like the recovery has legs. First quarter Gross Domestic Product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is moderating to a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of which has had a positive impact on the equity markets. We remain overweight in both domestic and international equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	1.9%

Federal National Mortgage Association, 5.000%, due 07/15/34	1.7%

General Electric Co.	1.6%

Bank of America Corp.	1.3%

Intel Corp.	1.2%

U.S. Treasury Note, 3.875%, due 05/15/10	1.1%

Microsoft Corp.	1.1%

U.S. Treasury Note, 4.125%, due 05/15/15	0.9%

Pfizer, Inc.	0.9%

Johnson & Johnson	0.8%

** Excluding short-term investments related to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily.

See index descriptions on page 16.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION BALANCED FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception		Since Inception	Since Inception
				of Class A		of Class B	of Class C
	1 Year	5 Year	10 Year	January 20, 1997		March 1, 1999	June 30, 1998

Including Sales Charge:
Class A(1)	2.82%	0.60%	—	3.36%		—	—
Class B(2)	3.17%	0.67%	—	—		2.22%	—
Class C(3)	7.14%	1.06%	—	—		—	1.02%
Class I	9.28%	2.07%	6.83%	—		—	—
Excluding Sales Charge:
Class A	9.09%	1.79%	—	4.09%		—	—
Class B	8.17%	1.06%	—	—		2.22%	—
Class C	8.14%	1.06%	—	—		—	1.02%
Class I	9.28%	2.07%	6.83%	—		—	—
Russell 3000 Index(4)	9.44%	(0.91)%	10.29%	6.98	%(5)	2.05%	2.93	%(6)
Strategic Allocation Balanced Composite Index(7)	13.08%	4.95%	8.81%	7.57	%(5)	6.06%	5.80	%(6)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Balanced Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)         Since inception performance for the index is shown from  February 1, 1997.

(6)         Since inception performance for the index is shown from July 1, 1998.

(7)         The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

The ING Strategic Allocation Growth Fund (the “Fund”) seeks to provide capital appreciation. The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.17% compared to the Russell 3000 Index(4) and the Strategic Allocation Growth Composite Index(7), which returned 9.44% and 12.96%, respectively, for the same period.

Portfolio Specifics: Our underweight in fixed income securities helped results, as did our overweight in international equities. Our exposure to domestic equities, which was overweight for most but not all of the year, had a neutral impact on results.

The domestic equity component outperformed its sub-benchmark, the Russell 3000 Index, due to security selection and, to a lesser extent, positive sector allocation. Stock selection was strongest in the health care and technology sectors, but was weaker in consumer staples and financials. Sector allocation had a positive impact with gains from an overweight in energy and an underweight in health care being only partially offset by losses from an overweight in consumer staples and an underweight in materials. This component of the Fund benefited in particular from overweight positions in TXU Corp., Apple Computer, Inc. and Aetna, Inc. Securities of note that detracted from results were Ford Motor Co. and Paychex, Inc.

The international equity component lagged the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index for the year, due to security selection and regional allocation. Stock selection was weakest in consumer goods, technology and industrials, but stronger in telecom and banks. Results were hurt by an overweight in Japan and an underweight in Australia/New Zealand, but helped by an overweight in the energy sector and an underweight in consumer goods.

The fixed income component of the portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the year. While our short duration stance was helpful in the beginning of the fiscal year, by last fall, it was a source of underperformance relative to the benchmark especially since we concentrated our underweight in the resilient shorter maturities of the yield curve. Again the short duration posture helped in the first quarter of 2005, but was a drag on performance as we finished the fiscal year in May.

Current Strategy and Outlook: The economic outlook has improved somewhat and the markets are finally responding like the recovery has legs. First quarter gross domestic product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is moderating to a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of which has had a positive impact on the equity markets. We remain overweight in both domestic and international equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Exxon Mobil Corp.	2.4%

General Electric Co.	2.0%

Bank of America Corp.	1.7%

Intel Corp.	1.5%

Microsoft Corp.	1.3%

Pfizer, Inc.	1.1%

Johnson & Johnson	1.1%

Coca-Cola Co.	1.0%

Dell, Inc.	1.0%

Chevron Corp.	1.0%

** Excluding short-term investments related to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily.

See index descriptions on page 16.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception		Since Inception	Since Inception
				of Class A		of Class B	of Class C
	1 Year	5 Year	10 Year	January 20, 1997		March 1, 1999	June 30, 1998

Including Sales Charge:
Class A(1)	3.84%	(0.63)%	—	3.27%		—	—
Class B(2)	4.29%	(0.57)%	—	—		1.85%	—
Class C(3)	8.29%	(0.19)%	—	—		—	0.53%
Class I	10.37%	0.81%	7.39%	—		—	—
Excluding Sales Charge:
Class A	10.17%	0.56%	—	4.00%		—	—
Class B	9.29%	(0.18)%	—	—		1.85%	—
Class C	9.29%	(0.19)%	—	—		—	0.53%
Class I	10.37%	0.81%	7.39%	—		—	—
Russell 3000 Index(4)	9.44%	(0.91)%	10.29%	6.98	%(5)	2.05%	2.93	%(6)
Strategic Allocation Growth Composite Index(7)	12.96%	3.50%	9.28%	7.55	%(5)	5.44%	5.18	%(6)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)         Since inception performance for the index is shown from February 1, 1997.

(6)         Since inception performance for the index is shown from July 1, 1998.

(7)         The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION INCOME FUND	PORTFOLIO MANAGERS’ REPORT

The ING Strategic Allocation Income Fund (the “Fund”) seeks to provide total return consistent with preservation of capital. The Fund is managed by a team of investment professionals led by Mary Ann Fernandez, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.77% compared to the Lehman Brothers Aggregate Bond Index(4) and the Strategic Allocation Income Composite Index(7), which returned 6.82% and 7.30%, respectively, for the same period.

Portfolio Specifics: Our underweight in fixed income securities helped results, as did our overweight in international equities. Our exposure to domestic equities, which was overweight for most but not all of the year, had a neutral impact on results.

The domestic equity component outperformed its benchmark, the Russell 3000 Index, due to security selection and, to a lesser extent, positive sector allocation. Stock selection was strongest in the health care and technology sectors, but was weaker in consumer staples and financials. Sector allocation had a positive impact with gains from an overweight in energy and an underweight in health care being only partially offset by losses from an overweight in consumer staples and an underweight in materials. This component of the Fund benefited in particular from overweight positions in TXU Corp., Apple Computer, Inc. and Aetna, Inc. Securities of note that detracted from results were Ford Motor Co. and Paychex, Inc.

The international equity component lagged the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index for the year, due to security selection and regional allocation. Stock selection was weakest in consumer goods, technology and industrials, but stronger in telecom and banks. Results were hurt by an overweight in Japan and an underweight in Australia/New Zealand, but helped by an overweight in the energy sector and an underweight in consumer goods.

The fixed income component of the portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the year. While our short duration stance was helpful in the beginning of the fiscal year, by last fall, it was a source of underperformance relative to the benchmark especially since we concentrated our underweight in the resilient shorter maturities of the yield curve. Again the short duration posture helped in the first quarter of 2005, but was a drag on performance as we finished the fiscal year in May.

Current Strategy and Outlook: The economic outlook has improved somewhat and the markets are finally responding like the recovery has legs. First quarter gross domestic product came in higher than expected and the economy is creating jobs at a healthy pace. Retail sales and industrial production are moderating and energy prices have been ticking downward. Profit growth is moderating to a rate that is more in line with a mid-cycle recovery. Meanwhile, long-term rates remain amazingly low and as a result housing continues to be strong. All of which has had a positive impact on the equity markets. We remain overweight in both domestic and international equities due to our positive outlook for stocks and are underweight fixed income securities, principally for valuation reasons.

Top Ten Holdings**
as of May 31, 2005
(as a percent of net assets)

Federal National Mortgage Association, 5.000%, due 07/15/34	2.5%

U.S. Treasury Note, 3.875%, due 05/15/10	1.9%

Exxon Mobil Corp.	1.2%

Federal National Mortgage Association, 5.000%, due 06/15/19	1.2%

U.S. Treasury Note, 3.500%, due 05/31/07	1.1%

Federal National Mortgage Association, 6.000%, due 06/15/34	1.1%

General Electric Co.	1.0%

DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1.0%

Federal Home Loan Mortgage Corporation, 2.700%, due 03/16/07	0.9%

MASTR Asset Securitization Trust, 5.500%, due 06/25/33	0.9%

** Excluding short-term investments related to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily.

See index descriptions on page 16.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION INCOME FUND

Average Annual Total Returns for the Periods Ended May 31, 2005

				Since Inception		Since Inception	Since Inception
				of Class A		of Class B	of Class C
	1 Year	5 Year	10 Year	January 20, 1997		March 1, 1999	June 30, 1998

Including Sales Charge:
Class A(1)	1.57%	1.92%	—	3.94%		—	—
Class B(2)	1.89%	2.00%	—	—		3.14%	—
Class C(3)	5.96%	2.37%	—	—		—	2.36%
Class I	8.05%	3.40%	6.73%	—		—	—
Excluding Sales Charge:
Class A	7.77%	3.13%	—	4.68%		—	—
Class B	6.89%	2.36%	—	—		3.14%	—
Class C	6.96%	2.37%	—	—		—	2.36%
Class I	8.05%	3.40%	6.73%	—		—	—
Lehman Brothers Aggregate Bond Index(4)	6.82%	7.73%	6.85%	6.89	%(5)	6.49%	6.37	%(6)
Strategic Allocation Income Composite Index(7)	7.30%	4.85%	7.50%	6.59	%(5)	5.41%	5.23	%(6)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Income Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)         Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)         Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)         Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)         The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(5)         Since inception performance for the index is shown from February 1, 1997.

(6)         Since inception performance for the index is shown from July 1, 1998.

(7)         The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

Portfolio Managers’ Report	Additional Information

Asset Class

	ING Strategic Allocation Balanced Fund(1)	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund(2)

Equities
Domestic Stocks
Range	0-75%	0-100%	0-70%

International Stocks
Range	0-10%	0-20%	0-10%

Fixed Income
Range	0-70%	0-40%	0-100%

Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)     ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)     ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes:
small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Balanced Composite, Strategic Allocation Growth Composite, and Strategic Allocation Income Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Income Fund, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

		Morgan Stanley
		Capital International		91-Day U.S.
	Russell 3000	Europe, Australasia and	Lehman Brothers	Treasury
Composite Index	Index(3)	Far East Index(4)	Aggregate Bond Index(5)	Bill Rate
Strategic Allocation Balanced Composite(6)	55%	5%	35%	5%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Income Composite(8)	35%	0%	55%	10%

(3)     The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)     The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)     The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6)     The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)     The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)     The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.

An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 to May 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Index Plus LargeCap Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,025.10	0.92%	$4.64
Class B	1,000.00	1,021.20	1.67	8.42
Class C	1,000.00	1,023.30	1.42	7.16
Class I	1,000.00	1,027.20	0.67	3.39
Class O	1,000.00	1,025.70	0.92	4.65
Class R	1,000.00	1,024.30	1.17	5.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.29	0.92%	$4.63
Class B	1,000.00	1,016.55	1.67	8.40
Class C	1,000.00	1,017.85	1.42	7.14
Class I	1,000.00	1,021.54	0.67	3.38
Class O	1,000.00	1,020.29	0.92	4.63
Class R	1,000.00	1,019.05	1.17	5.89

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)(CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Index Plus MidCap Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,049.10	1.00%	$5.11
Class B	1,000.00	1,045.20	1.75	8.92
Class C	1,000.00	1,046.20	1.50	7.65
Class I	1,000.00	1,050.50	0.75	3.83
Class O	1,000.00	1,048.90	1.00	5.11
Class R	1,000.00	1,047.30	1.25	6.38
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,018.75	1.25	6.29

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Index Plus SmallCap Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,002.40	1.00%	$4.99
Class B	1,000.00	999.40	1.75	8.72
Class C	1,000.00	1,000.60	1.50	7.48
Class I	1,000.00	1,003.60	0.75	3.75
Class O	1,000.00	1,003.00	1.00	4.99
Class R	1,000.00	1,001.20	1.25	6.24
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.00	1.00%	$5.04
Class B	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,017.50	1.50	7.54
Class I	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,018.70	1.25	6.29

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending	Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Strategic Allocation Balanced Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,023.10	1.20%	$ 6.05
Class B	1,000.00	1,019.00	1.95	9.82
Class C	1,000.00	1,018.70	1.95	9.81
Class I	1,000.00	1,024.00	0.95	4.79
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$ 6.04
Class B	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.19	0.95	4.78

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Strategic Allocation Growth Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,022.40	1.25%	$ 6.30
Class B	1,000.00	1,018.40	2.00	10.06
Class C	1,000.00	1,019.10	2.00	10.07
Class I	1,000.00	1,023.30	1.00	5.04
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.25%	$ 6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,019.95	1.00	5.04

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Six
	Value	Value	Expense	Months Ended
ING Strategic Allocation Income Fund	December 1, 2004	May 31, 2005	Ratio	May 31, 2005*
Actual Fund Return
Class A	$1,000.00	$1,023.10	1.15%	$ 5.80
Class B	1,000.00	1,019.10	1.90	9.56
Class C	1,000.00	1,019.90	1.90	9.57
Class I	1,000.00	1,024.70	0.90	4.54
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.15%	$ 5.79
Class B	1,000.00	1,015.46	1.90	9.55
Class C	1,000.00	1,015.46	1.90	9.55
Class I	1,000.00	1,020.44	0.90	4.53

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Income Fund, each a series of ING Series Fund, Inc., including the portfolios of investments, as of May 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Income Fund as of May 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Boston, Massachusetts
July 22, 2005

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$ 485,195,909	$289,100,253	$113,194,870
Short-term investments at amortized cost	48,960,906	55,848,409	21,993,188
Repurchase agreement	3,233,000	1,338,000	797,000
Cash	195	—	9,165
Cash collateral for futures	78,750	40,500	—
Receivables:
Investment securities sold	—	44,877	4,166,559
Fund shares sold	60,809	181,052	63,001
Dividends and interest	819,480	261,779	43,662
Prepaid expenses	31,539	26,224	21,604
Reimbursement due from manager	—	—	25,309
Total assets	538,380,588	346,841,094	140,314,358
LIABILITIES:
Payable for investment securities purchased	—	—	4,955,983
Payable for fund shares redeemed	64,416	63,688	23,049
Payable for futures variation margin	9,875	375	—
Payable upon receipt of securities loaned	48,960,906	55,848,409	21,993,188
Payable to affiliates	328,771	215,263	83,047
Payable for director fees	4,760	724	2,193
Other accrued expenses and liabilities	161,366	121,998	82,128
Total liabilities	49,530,094	56,250,447	27,139,588
NET ASSETS	$ 488,850,494	$290,590,647	$113,174,770
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$ 506,719,981	$236,223,208	$ 90,422,882
Undistributed net investment income	1,445,205	393,491	—
Accumulated net realized gain (loss) on investments and futures	(126,129,983)	2,547,671	(83,937)
Net unrealized appreciation on investments and futures	106,815,291	51,426,277	22,835,825
NET ASSETS	$ 488,850,494	$290,590,647	$113,174,770

+ Including securities loaned at value	$ 47,397,971	$ 54,370,144	$ 21,420,819
* Cost of investments in securities	$ 378,390,281	$237,685,304	$ 90,359,045

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund
Class A:
Net Assets	$259,323,450	$155,222,281	$53,322,880
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$$0.001
Shares outstanding	17,046,138	9,553,430	3,238,822
Net asset value and redemption price per share	$15.21	$16.25	$16.46
Maximum offering price per share (3.00%)(1)	$15.68	$16.75	$16.97
Class B:
Net Assets	$37,706,225	$27,500,071	$13,653,371
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,493,039	1,750,341	869,191
Net asset value and redemption price per share(2)	$15.12	$15.71	$15.71
Maximum offering price per share	$15.12	$15.71	$15.71
Class C:
Net Assets	$17,146,380	$15,612,989	$6,050,279
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,126,598	984,332	380,317
Net asset value and redemption price per share(2)	$15.22	$15.86	$15.91
Maximum offering price per share	$15.22	$15.86	$15.91
Class I:
Net Assets	$120,969,485	$45,119,756	$7,413,642
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,887,568	$2,746,952	442,534
Net asset value and redemption price per share	$15.34	$16.43	$16.75
Maximum offering price per share	$15.34	$16.43	$16.75
Class O:
Net Assets	$37,241,569	$32,350,354	$28,992,141
Shares authorized	100,000,000	100,000,000	$100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,438,520	1,983,632	$1,748,863
Net asset value and redemption price per share	$15.27	$16.31	$16.58
Maximum offering price per share	$15.27	$16.31	$16.58
Class R:
Net Assets	$16,463,385	$14,785,196	$3,742,457
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,087,118	914,673	227,499
Net asset value and redemption price per share	$15.14	$16.16	$16.45
Maximum offering price per share	$15.14	$16.16	$16.45

(1)	Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Balanced	Growth	Income
	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$88,225,659	$74,793,607	$37,009,757
Short-term investments**	26,044,441	19,888,515	11,914,102
Repurchase agreement	11,061,000	2,691,001	7,540,000
Cash	97,071	81,188	303,965
Cash collateral for futures	292,798	208,986	10,694
Foreign currencies at value***	10,943	29,013	5,830
Receivables:
Investment securities sold	2,853,210	2,661,392	1,681,765
Fund shares sold	32,751	83,025	—
Dividends and interest	276,959	189,679	153,467
Variation margin	8,350	3,125	10,394
Prepaid expenses	16,895	16,234	15,367
Reimbursement due from manager	12,093	11,146	5,892
Total assets	128,932,170	100,656,911	58,651,233
LIABILITIES:
Payable for investment securities purchased	7,558,015	4,236,242	5,184,135
Payable for futures variation margin	39,109	27,066	19,213
Payable upon receipt of securities loaned	17,157,728	13,297,764	7,420,775
Payable to affiliates	98,270	79,118	43,264
Payable for director fees	755	686	744
Other accrued expenses and liabilities	45,068	106,360	40,183
Total liabilities	24,898,945	17,747,236	12,708,314
NET ASSETS	$104,033,225	$82,909,675	$45,942,919
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$98,348,709	$78,038,145	$42,504,977
Undistributed net investment income	548,169	311,992	363,925
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(3,794,147)	(3,916,441)	312,927
Net unrealized appreciation on investments, foreign currency related transactions and futures	8,930,494	8,475,979	2,761,090
NET ASSETS	$104,033,225	$82,909,675	$45,942,919

+	Including securities loaned at value	$16,727,123	$12,923,065	$7,255,305
*	Cost of investments in securities	$79,314,977	$66,325,763	$34,274,563
**	Cost of short-term investments	$26,045,201	$19,889,079	$11,914,486
***	Cost of foreign currencies	$11,040	$29,236	$5,929

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2005 (CONTINUED)

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Balanced	Growth	Income
	Fund	Fund	Fund
Class A:
Net Assets	$65,954,638	$52,992,096	$32,697,864
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,766,098	4,637,465	3,070,856
Net asset value and redemption price per share	$11.44	$11.43	$10.65
Maximum offering price per share (5.75%)(1)	$12.14	$12.13	$11.30
Class B:
Net Assets	$9,164,203	$7,984,689	$2,457,451
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	807,390	705,979	230,676
Net asset value and redemption price per share(2)	$11.35	$11.31	$10.65
Maximum offering price per share	$11.35	$11.31	$10.65
Class C:
Net Assets	$864,643	$935,016	$479,578
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	75,220	82,169	$44,671
Net asset value and redemption price per share(2)	$11.49	$11.38	$10.74
Maximum offering price per share	$11.49	$11.38	$10.74
Class I:
Net Assets	$28,049,741	$20,997,874	$10,308,026
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,428,004	1,822,633	957,486
Net asset value and redemption price per share	$11.55	$11.52	$10.77
Maximum offering price per share	$11.55	$11.52	$10.77

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,421,601	$3,005,548	$1,041,309
Interest	73,114	47,370	18,335
Securities lending income	12,499	27,175	27,856
Total investment income	9,507,214	3,080,093	1,087,500
EXPENSES:
Investment management fees	2,126,710	1,078,505	433,482
Distribution and service fees:
Class A	648,019	341,008	120,368
Class B	373,483	242,989	117,536
Class C	132,028	105,885	42,429
Class O	66,073	62,820	59,511
Class R	47,026	46,900	12,546
Transfer agent fees	257,960	260,937	157,606
Administrative service fees	378,084	191,736	77,064
Shareholder reporting expense	149,725	67,762	21,567
Registration fees	79,566	73,307	69,061
Professional fees	80,175	34,675	17,373
Custody and accounting expense	74,299	45,251	43,885
Director fees	33,937	7,891	4,812
Miscellaneous expense	30,744	12,649	5,616
Total expenses	4,477,829	2,572,315	1,182,856
Net recouped (waived and reimbursed) fees	—	26,080	(112,663)
Net expenses	4,477,829	2,598,395	1,070,193
Net investment income	5,029,385	481,698	17,307
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	17,579,422	5,688,478	869,951
Futures	(276,837)	(160,943)	—
Net realized gain on investments and futures	17,302,585	5,527,535	869,951
Net change in unrealized appreciation or depreciation on:
Investments	14,917,885	23,845,356	12,030,468
Futures	9,663	3,687	—
Net change in unrealized appreciation or depreciation on investments and futures	14,927,548	23,849,043	12,030,468
Net realized and unrealized gain on investments and futures	32,230,133	29,376,578	12,900,419
Increase in net assets resulting from operations	$37,259,518	$29,858,276	$12,917,726

*Foreign taxes	$—	$—	$436

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2005

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Balanced	Growth	Income
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,288,713	$1,302,758	$419,119
Interest	1,158,919	394,004	907,302
Securities lending income	17,205	7,147	11,029
Total investment income	2,464,837	1,703,909	1,337,450
EXPENSES:
Investment management fees	767,136	600,395	350,915
Distribution and service fees:
Class A	154,960	122,251	78,836
Class B	58,437	41,052	16,197
Class C	6,638	6,753	3,829
Transfer agent fees	13,010	15,192	3,476
Administrative service fees	76,714	60,040	35,092
Shareholder reporting expense	16,196	31,353	9,495
Registration fees	48,431	77,698	46,347
Professional fees	14,844	10,162	5,473
Custody and accounting expense	44,392	44,156	30,189
Director fees	5,850	4,011	2,920
Miscellaneous expense	9,843	8,338	5,848
Total expenses	1,216,451	1,021,401	588,617
Net waived and reimbursed fees	(87,617)	(105,050)	(94,489)
Net expenses	1,128,834	916,351	494,128
Net investment income	1,336,003	787,558	843,322
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY RELATED
TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	5,509,562	5,108,012	2,431,209
Foreign currency related transactions	(2,035)	(295)	(7,059)
Futures	(507)	1,961	(63,538)
Net realized gain on investments, foreign currency related transactions and futures	5,507,020	5,109,678	2,360,612
Net change in unrealized appreciation or depreciation on:
Investments	1,336,635	1,182,620	36,202
Foreign currency related transactions	(830)	(1,209)	(287)
Futures	19,142	7,274	25,033
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	1,354,947	1,188,685	60,948
Net realized and unrealized gain on investments, foreign currency related transactions and futures	6,861,967	6,298,363	2,421,560
Increase in net assets resulting from operations	$8,197,970	$7,085,921	$3,264,882

* Foreign taxes	$21,494	$29,101	$4,695

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income	$5,029,385	$3,666,652	$481,698	$318,424
Net realized gain on investments and futures	17,302,585	11,539,810	5,527,535	7,970,322
Net change in unrealized appreciation or depreciation on investments and futures	14,927,548	52,988,045	23,849,043	18,031,717
Net increase in net assets resulting from operations	37,259,518	68,194,507	29,858,276	26,320,463
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,775,309)	(1,509,616)	(172,583)	(83,375)
Class B	(102,651)	(12,848)	—	—
Class C	(84,216)	(31,722)	—	—
Class I	(1,632,705)	(1,412,644)	(74,633)	(30,188)
Class O	(274,463)	(77,269)	(35,698)	(14,966)
Class R	(89,619)	—	(19,265)	(220)
Net realized gains:
Class A	—	—	(505,269)	—
Class B	—	—	(92,890)	—
Class C	—	—	(55,151)	—
Class I	—	—	(109,538)	—
Class O	—	—	(87,778)	—
Class R	—	—	(34,196)	—
Total distributions	(4,958,963)	(3,044,099)	(1,187,001)	(128,749)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	122,727,964	171,863,416	113,056,865	120,577,999
Dividends reinvested	4,825,985	2,968,301	1,127,608	121,862
	127,553,949	174,831,717	114,184,473	120,699,861
Cost of shares redeemed	(145,514,723)	(167,308,499)	(52,665,996)	(31,886,855)
Net increase (decrease) in net assets resulting from capital share transactions	(17,960,774)	7,523,218	61,518,477	88,813,006
Net increase in net assets	14,339,781	72,673,626	90,189,752	115,004,720
NET ASSETS:
Beginning of year	474,510,713	401,837,087	200,400,895	85,396,175
End of year	$488,850,494	$474,510,713	$290,590,647	$200,400,895
Undistributed net investment income at end of year	$1,445,205	$1,408,264	$393,491	$296,695

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Strategic
	ING Index Plus SmallCap Fund		Allocation Balanced Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income (loss)	$17,307	$(110,963)	$1,336,003	$1,066,433
Net realized gain on investments, foreign currency related transactions, and futures	869,951	4,381,813	5,507,020	7,182,438
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	12,030,468	6,502,063	1,354,947	1,677,354
Net increase in net assets resulting from operations	12,917,726	10,772,913	8,197,970	9,926,225
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(847,861)	(543,889)
Class B	—	—	(42,783)	(9,457)
Class C	—	—	(3,818)	(1,327)
Class I	—	—	(443,286)	(428,748)
Class R	—	—	—	—
Net realized gains:
Class A	(1,616,603)	—	—	—
Class B	(394,835)	—	—	—
Class C	(199,540)	—	—	—
Class I	(149,283)	—	—	—
Class O	(761,443)	—	—	—
Class R	(77,257)	—	—	—
Total distributions	(3,198,961)	—	(1,337,748)	(983,421)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	69,008,735	52,216,592	24,592,904	24,236,424
Dividends reinvested	3,072,156	—	1,330,064	982,635
	72,080,891	52,216,592	25,922,968	25,219,059
Cost of shares redeemed	(43,157,290)	(15,549,404)	(18,577,286)	(31,153,941)
Net increase (decrease) in net assets resulting from capital share transactions	28,923,601	36,667,188	7,345,682	(5,934,882)
Net increase in net assets	38,642,366	47,440,101	14,205,904	3,007,922
NET ASSETS:
Beginning of year	74,532,404	27,092,303	89,827,321	86,819,399
End of year	$113,174,770	$74,532,404	$104,033,225	$89,827,321
Undistributed net investment income at end of year	$—	$—	$548,169	$538,557

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic		ING Strategic
	Allocation Growth Fund		Allocation Income Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
FROM OPERATIONS:
Net investment income	$787,558	$595,941	$843,322	$737,212
Net realized gain on investments, foreign currency related transactions and futures	5,109,678	6,583,997	2,360,612	2,995,867
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	1,188,685	2,850,452	60,948	(162,184)
Net increase in net assets resulting from operations	7,085,921	10,030,390	3,264,882	3,570,895
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(495,408)	(413,078)	(587,625)	(338,452)
Class B	(16,284)	(6,385)	(20,463)	(2,632)
Class C	(2,469)	(443)	(2,281)	(688)
Class I	(272,563)	(303,624)	(219,123)	(245,666)
Total distributions	(786,724)	(723,530)	(829,492)	(587,438)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,625,029	23,904,803	12,373,150	14,201,461
Dividends reinvested	782,111	722,604	820,804	586,462
	23,407,140	24,627,407	13,193,954	14,787,923
Cost of shares redeemed	(16,815,423)	(28,088,446)	(13,523,830)	(22,154,883)
Net increase (decrease) in net assets resulting from capital share transactions	6,591,717	(3,461,039)	(329,876)	(7,366,960)
Net increase (decrease) in net assets	12,890,914	5,845,821	2,105,514	(4,383,503)
NET ASSETS:
Beginning of year	70,018,761	64,172,940	43,837,405	48,220,908
End of year	$82,909,675	$70,018,761	$45,942,919	$43,837,405
Undistributed net investment income at end of year	$311,992	$316,642	$363,925	$345,646

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.27	13.68	13.72	18.64	17.36
Income (loss) from investment operations:
Net investment income	$0.16	0.10	0.10	0.05	0.09	0.06
Net realized and unrealized gain (loss) on investments	$1.02	1.91	(1.40)	0.00*	(4.96)	1.28
Total from investment operations	$1.18	2.01	(1.30)	0.05	(4.87)	1.34
Less distributions from:
Net investment income	$0.16	0.09	0.11	0.09	0.05	0.06
Net realized gain from investments	$—	—	—	—	—	—
Total distributions	$0.16	0.09	0.11	0.09	0.05	0.06
Net asset value, end of period	$15.21	14.19	12.27	13.68	13.72	18.64
Total Return(2)%	8.33	16.40	(9.48)	0.34	(26.19)	7.74
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$259,323	265,436	207,230	183,379	173,369	187,566
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.93	0.94	0.95	0.94	0.91	0.91
Gross expenses prior to expense reimbursement/recoupment(3)%	0.93	0.93	0.97	0.94	0.91	0.91
Net investment income after reimbursement/recoupment(3)(4)%	1.08	0.76	0.88	0.56	0.58	0.31
Portfolio turnover rate %	78	79	112	87	117	104

	Class B
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.11	12.21	13.59	13.60	18.57	17.37
Income (loss) from investment operations:
Net investment income (loss)	$0.05	(0.01)	0.02	(0.02)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	$1.00	1.92	(1.40)	0.01	(4.94)	1.19
Total from investment operations	$1.05	1.91	(1.38)	(0.01)	(4.97)	1.20
Less distributions from:
Net investment income	$0.04	0.01	0.00*	—	—	—
Total distributions	$0.04	0.01	0.00*	—	—	—
Net asset value, end of period	$15.12	14.11	12.21	13.59	13.60	18.57
Total Return(2)%	7.45	15.61	(10.14)	(0.07)	(26.76)	6.91
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$37,706	37,382	24,228	27,672	28,933	32,666
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.68	1.69	1.70	1.69	1.66	1.66
Gross expenses prior to expense reimbursement/recoupment(3)%	1.68	1.68	1.72	1.69	1.66	1.66
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.34	(0.01)	0.13	(0.19)	(0.17)	(0.44)
Portfolio turnover rate %	78	79	112	87	117	104

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven
				Months
				Ended
		Year Ended May 31,		May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.19	12.27	13.64	13.64	18.57	17.33
Income (loss) from investment operations:
Net investment income (loss)	$0.10	0.03	0.05	0.02	0.03	—
Net realized and unrealized gain (loss) on investments	$1.00	1.91	(1.40)	(0.02)	(4.96)	1.24
Total from investment operations	$1.10	1.94	(1.35)	0.00*	(4.93)	1.24
Less distributions from:
Net investment income	$0.07	0.02	0.02	—	—	—
Net realized gain from investments	—	—	—	—	—	—
Total distributions	$0.07	0.02	0.02	—	—	—
Net asset value, end of period	$15.22	14.19	12.27	13.64	13.64	18.57
Total Return(2)%	7.77	15.86	(9.88)	0.00	(26.55)	7.17
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,146	18,846	16,434	23,267	27,742	51,143
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.43	1.44	1.45	1.44	1.41	1.41
Gross expenses prior to expense reimbursement/recoupment(3)%	1.43	1.43	1.46	1.44	1.41	1.41
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.58	0.25	0.37	0.07	0.08	(0.19)
Portfolio turnover rate %	78	79	112	87	117	104

	Class I
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.31	12.37	13.78	13.83	18.79	17.48
Income (loss) from investment operations:
Net investment income	$0.21	0.15	0.14	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	$1.02	1.90	(1.41)	0.01	(5.01)	1.32
Total from investment operations	$1.23	2.05	(1.27)	0.08	(4.87)	1.39
Less distributions from:
Net investment income	$0.20	0.11	0.14	0.13	0.09	0.08
Net realized gain from investments	$—	—	—	—	—	—
Total distributions	$0.20	0.11	0.14	0.13	0.09	0.08
Net asset value, end of period	$15.34	14.31	12.37	13.78	13.83	18.79
Total Return(2)%	8.62	16.69	(9.18)	0.51	(26.03)	7.99
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$120,969	129,534	149,091	155,948	136,852	170,673
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.68	0.69	0.70	0.69	0.66	0.66
Gross expenses prior to expense reimbursement/recoupment(3)%	0.68	0.68	0.72	0.69	0.66	0.66
Net investment income after reimbursement/recoupment(3)(4)%	1.34	1.01	1.13	0.81	0.83	0.56
Portfolio turnover rate %	78	79	112	87	117	104

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O					Class R
				Seven Months Ended May 31, 2002(1)	August 1, 2001(2) to October 31, 2001	Year Ended May 31, 2005	December 8, 2003(2) to May 31, 2004

	Year Ended May 31,
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.26	12.33	13.76	13.83	15.66	14.17	13.52
Income (loss) from investment operations:
Net investment income	$0.15	0.09	0.09	0.07	0.07	0.11	0.12
Net realized and unrealized gain (loss)on investments	$1.03	1.94	(1.40)	(0.02)	(1.90)	1.02	0.64
Total from investment operations	$1.18	2.03	(1.31)	0.05	(1.83)	1.13	0.76
Less distributions from:
Net investment income	$0.17	0.10	0.12	0.12	—	0.16	0.11
Total distributions	$0.17	0.10	0.12	0.12	—	0.16	0.11
Net asset value, end of period	$15.27	14.26	12.33	13.76	13.83	15.14	14.17
Total Return(3)%	8.27	16.50	(9.46)	0.34	(11.69)	7.99	4.81
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$37,242	20,068	4,854	1,119	18	16,463	3,244
Ratios to average net assets:
Net Expenses after expense reimbursement/recoupment(4)(5)%	0.93	0.94	0.95	0.94	0.91	1.18	1.19
Gross expenses prior to expense reimbursement/recoupment(4)%	0.93	0.93	0.97	0.94	0.91	1.18	1.19
Net investment income after expense reimbursement/recoupment(4)(5)%	1.06	0.75	0.91	0.50	0.58	0.79	0.46
Portfolio turnover rate %	78	79	112	87	117	78	79

(1)              The Fund changed its fiscal year end to May 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING INDEX PLUS MIDCAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.45	11.64	12.92	10.98	14.72	12.66
Income (loss) from investment operations:
Net investment income	$0.04	0.03	0.02	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	$1.84	2.79	(1.20)	1.96	(1.73)	3.86
Total from investment operations	$1.88	2.82	(1.18)	1.97	(1.70)	3.89
Less distributions from:
Net investment income	$0.02	0.01	—	0.03	0.02	0.05
Net realized gain from investments	$0.06	—	0.10	—	2.02	1.78
Total distributions	$0.08	0.01	0.10	0.03	2.04	1.83
Net asset value, end of period	$16.25	14.45	11.64	12.92	10.98	14.72
Total Return(2)%	13.01	24.27	(9.10)	17.94	(12.79)	35.14
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$155,222	120,295	55,636	41,127	18,805	10,999
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00	1.00	0.99	1.00	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(3)%	0.99	1.11	1.38	1.31	1.50	1.50
Net investment income after reimbursement/recoupment(3)(4)%	0.28	0.30	0.26	0.15	0.28	0.13
Portfolio turnover rate %	93	112	128	190	181	180

	Class B
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.07	11.40	12.76	10.87	14.62	12.61
Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.05)	(0.04)	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.77	2.72	(1.22)	1.92	(1.72)	3.79
Total from investment operations	$1.70	2.67	(1.26)	1.89	(1.77)	3.77
Less distributions from:
Net realized gain from investments	$0.06	—	0.10	—	1.98	1.76
Total distributions	$0.06	—	0.10	—	1.98	1.76
Net asset value, end of period	$15.71	14.07	11.40	12.76	10.87	14.62
Total Return(2)%	12.08	23.42	(9.84)	17.39	(13.39)	34.09
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$27,500	20,839	7,733	3,942	1,405	1,568
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	1.75	1.74	1.75	1.75	1.75
Gross expenses prior to expense reimbursement/recoupment(3)%	1.74	1.86	2.13	2.06	2.25	2.25
Net investment loss after reimbursement/recoupment(3)(4)%	(0.47)	(0.44)	(0.47)	(0.59)	(0.47)	(0.62)
Portfolio turnover rate %	93	112	128	190	181	180

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.17	11.45	12.79	10.87	14.60	12.59
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.78	2.75	(1.22)	1.94	(1.73)	3.81
Total from investment operations	$1.75	2.72	(1.24)	1.92	(1.75)	3.79
Less distributions from:
Net investment income	$—	—	—	—	—	—
Net realized gain from investments	$0.06	—	0.10	—	1.98	1.78
Total distributions	$0.06	—	0.10	—	1.98	1.78
Net asset value, end of period	$15.86	14.17	11.45	12.79	10.87	14.60
Total Return(2)%	12.35	23.76	(9.66)	17.57	(13.19)	34.41
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,613	11,885	5,363	3,200	1,791	1,612
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.50	1.50	1.49	1.50	1.50	1.50
Gross expenses prior to expense reimbursement/recoupment(3)%	1.49	1.61	1.88	1.81	2.00	2.00
Net investment loss after reimbursement/recoupment(3)(4)%	(0.22)	(0.20)	(0.22)	(0.34)	(0.22)	(0.37)
Portfolio turnover rate %	93	112	128	190	181	180

	Class I
				Seven
				Months
				Ended
	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.60	11.74	13.00	11.05	14.78	12.70
Income (loss) from investment operations:
Net investment income	$0.06	0.06	0.05	0.04	0.11	0.02
Net realized and unrealized gain (loss) on investments	$1.87	2.83	(1.21)	1.96	(1.78)	3.90
Total from investment operations	$1.93	2.89	(1.16)	2.00	(1.67)	3.92
Less distributions from:
Net investment income	$0.04	0.03	—	0.05	0.04	0.06
Net realized gain from investments	$0.06	—	0.10	—	2.02	1.78
Total distributions	$0.10	0.03	0.10	0.05	2.06	1.84
Net asset value, end of period	$16.43	14.60	11.74	13.00	11.05	14.78
Total Return(2)%	13.23	24.61	(8.89)	18.13	(12.52)	35.42
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$45,120	21,187	12,007	11,459	456	2,219
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.75	0.75	0.75	0.75	0.75	0.75
Gross expenses prior to expense reimbursement/recoupment(3)%	0.74	0.86	1.13	1.06	1.25	1.25
Net investment income after reimbursement/recoupment(3)(4)%	0.56	0.54	0.50	0.37	0.53	0.38
Portfolio turnover rate %	93	112	128	190	181	180

(1)	The Fund changed its fiscal year end to May 31.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O					Class R
				Seven Months Ended May 31, 2002(1)	August 1, 2001(2) to October 31, 2001	Year Ended May 31, 2005	December 8, 2003(2) to May 31, 2004

	Year Ended May 31,
	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.52	11.69	12.97	11.04	12.42	14.43	12.91
Income (loss) from investment operations:
Net investment income	$0.04	0.02	0.02	0.03	0.03	0.01	0.03
Net realized and unrealized gain (loss) on investments	$1.83	2.83	(1.20)	1.95	(1.41)	1.81	1.52
Total from investment operations	$1.87	2.85	(1.18)	1.98	(1.38)	1.82	1.55
Less distributions from:
Net investment income	$0.02	0.02	—	0.05	—	0.03	0.03
Net realized gain from investments	$0.06	—	0.10	—	—	0.06	—
Total distributions	$0.08	0.02	0.10	0.05	—	0.09	0.03
Net asset value, end of period	$16.31	14.52	11.69	12.97	11.04	16.16	14.43
Total Return(3)%	12.91	24.38	(9.06)	17.94	(11.11)	12.64	12.00
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$32,350	20,705	4,658	2,020	30	14,785	5,489
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.00	1.00	0.99	1.00	1.00	1.25	1.25
Gross expenses prior to expense reimbursement/recoupment(4)%	0.99	1.11	1.38	1.31	1.50	1.24	1.36
Net investment income after reimbursement/recoupment(4)(5)%	0.29	0.33	0.29	0.15	0.28	0.08	0.16
Portfolio turnover rate %	93	112	128	190	181	93	112

(1)              The Fund changed its fiscal year end to May 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven Months Ended May 31, 2002(1)
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.72	11.41	12.78	10.72	11.61	9.92
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.01)	0.00 *	—	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	$2.25	3.32	(1.24)	2.06	(0.87)	1.72
Total from investment operations	$2.27	3.31	(1.24)	2.06	(0.89)	1.69
Less distributions from:
Net realized gain from investments	$0.53	—	0.13	—	—	—
Total distributions	$0.53	—	0.13	—	—	—
Net asset value, end of period	$16.46	14.72	11.41	12.78	10.72	11.61
Total Return(2)%	15.49	29.01	(9.64)	19.22	(7.67)	17.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$53,323	39,803	18,016	9,316	5,020	3,806
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	0.99	0.98	1.00	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.12	1.39	2.37	2.11	2.10	1.77
Net investment income (loss) after reimbursement(3)(4)%	0.14	(0.10)	0.00	(0.06)	(0.16)	(0.30)
Portfolio turnover rate %	83	126	129	61	118	134

	Class B
				Seven Months Ended May 31, 2002(1)

	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.17	11.06	12.50	10.52	11.48	9.88
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.08)	(0.06)	(0.02)	(0.08)	(0.03	)**
Net realized and unrealized gain (loss) on investments	$2.15	3.19	(1.25)	2.00	(0.88)	1.63
Total from investment operations	$2.07	3.11	(1.31)	1.98	(0.96)	1.60
Less distributions from:
Net realized gain from investments	$0.53	—	0.13	—	—	—
Total distributions	$0.53	—	0.13	—	—	—
Net asset value, end of period	$15.71	14.17	11.06	12.50	10.52	11.48
Total Return(2)%	14.67	28.12	(10.42)	18.73	(8.36)	16.19

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,653	9,431	3,586	2,246	498	299
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.75	1.74	1.73	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(3)%	1.87	2.14	3.12	2.86	2.85	2.52
Net investment loss after reimbursement(3)(4)%	(0.62)	(0.83)	(0.75)	(0.75)	(0.91)	(1.05)
Portfolio turnover rate %	83	126	129	61	118	134

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share.

**          Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven Months Ended May 31, 2002(1)
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.31	11.15	12.56	10.57	11.50	9.87
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.07)	(0.03)	(0.02)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	$2.18	3.23	(1.25)	2.01	(0.84)	1.66
Total from investment operations	$2.13	3.16	(1.28)	1.99	(0.93)	1.63
Less distributions from:
Net realized gain from investments	$0.53	—	0.13	—	—	—
Total distributions	$0.53	—	0.13	—	—	—
Net asset value, end of period	$15.91	14.31	11.15	12.56	10.57	11.50
Total Return(2)%	14.95	28.34	(10.13)	18.83	(8.09)	16.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,050	4,970	2,202	893	395	615
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	1.49	1.48	1.50	1.50	1.50
Gross expenses prior to expense reimbursement(3)%	1.62	1.89	2.87	2.61	2.60	2.27
Net investment loss after reimbursement(3)(4)%	(0.36)	(0.59)	(0.50)	(0.53)	(0.66)	(0.80)
Portfolio turnover rate %	83	126	129	61	118	134

	Class I
				Seven Months Ended May 31, 2002(1)
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$14.94	11.55	12.90	10.80	11.66	9.95
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.02	0.01	0.07	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	$2.30	3.37	(1.23)	2.03	(0.87)	1.74
Total from investment operations	$2.34	3.39	(1.22)	2.10	(0.86)	1.72
Less distributions from:
Net investment income	$—	—	—	—	—	0.01
Net realized gain from investments	$0.53	—	0.13	—	—	—
Total distributions	$0.53	—	0.13	—	—	0.01
Net asset value, end of period	$16.75	14.94	11.55	12.90	10.80	11.66
Total Return(2)%	15.74	29.35	(9.40)	19.44	(7.38)	17.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,414	1,705	955	322	3,600	4,825
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.75	0.74	0.73	0.75	0.75	0.75
Gross expenses prior to expense reimbursement(3)%	0.87	1.14	2.12	1.86	1.85	1.52
Net investment income (loss) after reimbursement(3)(4)%	0.38	0.14	0.18	0.10	0.09	(0.05)
Portfolio turnover rate %	83	126	129	61	118	134

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O						Class R
	Year Ended May 31,				Seven Months Ended May 31,	August 1, 2001(2) to October 31,	Year Ended May 31,	December 8, 2003(2) to May 31,
	2005	2004		2003	2002(1)	2001	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$14.82	11.47		12.85	10.79	12.03	14.75	13.97
Income (loss) from investment operations:
Net investment income	$0.02	0.00	*	0.00 *	—	—	(0.02)	0.00 *
Net realized and unrealized gain (loss) on investments	$2.27	3.35		(1.25)	2.06	(1.24)	2.25	0.78
Total from investment operations	$2.29	3.35		(1.25)	2.06	(1.24)	2.23	0.78
Less distributions from:
Net realized gain from investments	$0.53	—		0.13	—	—	0.53	—
Total distributions	$0.53	—		0.13	—	—	0.53	—
Net asset value, end of period	$16.58	14.82		11.47	12.85	10.79	16.45	14.75
Total Return(3)%	15.52	29.21		(9.67)	19.18	(10.31)	15.19	5.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,992	17,369		2,333	1,113	41	3,742	1,256
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.00	0.99		0.98	1.00	1.00	1.25	0.99
Gross expenses prior to expense reimbursement(4)%	1.12	1.39		2.37	2.11	2.10	1.37	1.60
Net investment income (loss) after reimbursement(4)(5)%	0.13	(0.04)		(0.01)	0.01	(0.16)	(0.14)	0.02
Portfolio turnover rate %	83	126		129	61	118	83	126

(1)              The Fund changed its fiscal year end to May 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven Months Ended May 31, 2002(1)
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.63	9.66	10.24	9.86	11.65	11.67
Income (loss) from investment operations:
Net investment income	$0.15	0.11	0.11	0.06	0.21	0.35
Net realized and unrealized gain (loss) on investments	$0.81	0.96	(0.59)	0.53	(1.76)	0.43
Total from investment operations	$0.96	1.07	(0.48)	0.59	(1.55)	0.78
Less distributions from:
Net investment income	$0.15	0.10	0.10	0.21	0.24	0.27
Net realized gain from investments	$—	—	—	—	—	0.53
Total distributions	$0.15	0.10	0.10	0.21	0.24	0.80
Net asset value, end of period	$11.44	10.63	9.66	10.24	9.86	11.65
Total Return(2)%	9.09	11.13	(4.59)	6.01	(13.53)	7.02

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$65,955	58,366	51,521	39,763	32,912	32,868
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.20	1.20	1.20	1.20	1.20	1.20
Gross expenses prior to expense reimbursement(3)%	1.29	1.33	1.50	1.42	1.36	1.33
Net investment income after reimbursement(3)(4)%	1.37	1.04	1.21	1.08	2.02	2.29
Portfolio turnover rate %	275	288	277	129	204	239

	Class B
				Seven Months Ended May 31, 2002(1)
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.58	9.65	10.27	9.85	11.66	11.68
Income (loss) from investment operations:
Net investment income	$0.05	0.04	0.02	0.03	0.14	0.18
Net realized and unrealized gain (loss) on investments	$0.81	0.96	(0.56)	0.51	(1.77)	0.52
Total from investment operations	$0.86	1.00	(0.54)	0.54	(1.63)	0.70
Less distributions from:
Net investment income	$0.09	0.07	0.08	0.12	0.18	0.19
Net realized gain from investments	$—	—	—	—	—	0.53
Total distributions	$0.09	0.07	0.08	0.12	0.18	0.72
Net asset value, end of period	$11.35	10.58	9.65	10.27	9.85	11.66
Total Return(2)%	8.17	10.42	(5.25)	5.54	(14.18)	6.24

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,164	3,578	478	128	184	139
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95	1.95	1.95	1.95	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.04	2.08	2.25	2.17	2.11	2.08
Net investment income after reimbursement(3)(4)%	0.65	0.29	0.47	0.37	1.27	1.54
Portfolio turnover rate %	275	288	277	129	204	239

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven Months Ended May 31, 2002(1)
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.69	9.73	10.31	9.90	11.66	11.65
Income (loss) from investment operations:
Net investment income	$0.06	0.03	0.03	0.03	0.18	0.03
Net realized and unrealized gain (loss) on investments	$0.81	0.98	(0.58)	0.51	(1.81)	0.66
Total from investment operations	$0.87	1.01	(0.55)	0.54	(1.63)	0.69
Less distributions from:
Net investment income	$0.07	0.05	0.03	0.13	0.13	0.15
Net realized gain from investments	$—	—	—	—	—	0.53
Total distributions	$0.07	0.05	0.03	0.13	0.13	0.68
Net asset value, end of period	$11.49	10.69	9.73	10.31	9.90	11.66
Total Return(2)%	8.14	10.43	(5.30)	5.52	(14.10)	6.15

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$865	581	148	116	123	169
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95	1.95	1.90	1.95	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.04	2.08	2.20	2.17	2.11	2.08
Net investment income after reimbursement(3)(4)%	0.63	0.29	0.42	0.34	1.27	1.54
Portfolio turnover rate %	275	288	277	129	204	239

	Class I
				Seven Months Ended May 31,
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.74	9.75	10.33	9.96	11.76	11.76
Income (loss) from investment operations:
Net investment income	$0.19	0.15	0.14	0.08	0.27	0.27
Net realized and unrealized gain (loss) on investments	$0.80	0.96	(0.59)	0.52	(1.80)	0.55
Total from investment operations	$0.99	1.11	(0.45)	0.60	(1.53)	0.82
Less distributions from:
Net investment income	$0.18	0.12	0.13	0.23	0.27	0.29
Net realized gain from investments	$—	—	—	—	—	0.53
Total distributions	$0.18	0.12	0.13	0.23	0.27	0.82
Net asset value, end of period	$11.55	10.74	9.75	10.33	9.96	11.76
Total Return(2)%	9.28	11.47	(4.29)	6.11	(13.28)	7.29

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,050	27,303	34,672	37,372	37,961	49,898
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.95	0.95	0.95	0.95	0.95	0.95
Gross expenses prior to expense reimbursement(3)%	1.04	1.08	1.25	1.17	1.11	1.08
Net investment income after reimbursement(3)(4)%	1.62	1.29	1.44	1.35	2.27	2.54
Portfolio turnover rate %	275	288	277	129	204	239

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven Months Ended May 31, 2002(1)
	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.48	9.22	10.05	9.52	11.93	12.06
Income (loss) from investment operations:
Net investment income	$0.11	0.07	0.06	0.04	0.13	0.25
Net realized and unrealized gain (loss) on investments	$0.95	1.28	(0.87)	0.62	(2.40)	0.71
Total from investment operations	$1.06	1.35	(0.81)	0.66	(2.27)	0.96
Less distributions from:
Net investment income	$0.11	0.09	0.02	0.13	0.14	0.20
Net realized gain from investments	$—	—	—	—	—	0.89
Total distributions	$0.11	0.09	0.02	0.13	0.14	1.09
Net asset value, end of period	$11.43	10.48	9.22	10.05	9.52	11.93
Total Return(2)%	10.17	14.71	(8.02)	6.94	(19.23)	8.34

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$52,992	45,103	38,801	26,925	23,011	25,131
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	1.25	1.25	1.25	1.25
Gross expenses prior to expense reimbursement(3)%	1.39	1.38	1.64	1.50	1.41	1.35
Net investment income after reimbursement(3)(4)%	1.03	0.73	0.92	0.60	1.23	1.51
Portfolio turnover rate %	224	222	236	149	242	248

	Class B
					Seven Months Ended May 31, 2002(1)
	Year Ended May 31,					Year Ended October 31,
	2005	2004		2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.40	9.19		10.06	9.51	11.93	12.06
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.01	)*	0.01	(0.01)	0.05	0.12
Net realized and unrealized gain (loss) on investments	$0.95	1.29		(0.88)	0.61	(2.40)	0.76
Total from investment operations	$0.97	1.28		(0.87)	0.60	(2.35)	0.88
Less distributions from:
Net investment income	$0.06	0.07		—	0.05	0.07	0.12
Net realized gain from investments	$—	—		—	—	—	0.89
Total distributions	$0.06	0.07		—	0.05	0.07	1.01
Net asset value, end of period	$11.31	10.40		9.19	10.06	9.51	11.93
Total Return(2)%	9.29	13.98		(8.65)	6.36	(19.82)	7.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,985	2,251		220	159	175	193
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00	2.00		2.00	2.00	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	2.14	2.13		2.39	2.25	2.16	2.10
Net investment income (loss) after reimbursement(3)(4)%	0.31	(0.02)		0.15	(0.14)	0.48	0.76
Portfolio turnover rate %	224	222		236	149	242	248

(1)              The Fund changed its fiscal year end to May 31.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven Months Ended May 31, 2002(1)

	Year Ended May 31,					Year Ended October 31,
	2005	2004		2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.45	9.18		10.06	9.49	11.89	12.03
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.00	)*	0.05	0.01	0.06	0.17
Net realized and unrealized gain (loss) on investments	$0.95	1.28		(0.93)	0.60	(2.41)	0.71
Total from investment operations	$0.97	1.28		(0.88)	0.61	(2.35)	0.88
Less distributions from:
Net investment income	$0.04	0.01		—	0.04	0.05	0.13
Net realized gain from investments	$—	—		—	—	—	0.89
Total distributions	$0.04	0.01		—	0.04	0.05	1.02
Net asset value, end of period	$11.38	10.45		9.18	10.06	9.49	11.89
Total Return(2)%	9.29	13.95		(8.75)	6.48	(19.84)	7.57

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$935	572		444	1,743	1,999	2,731
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00	2.00		2.00	2.00	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	2.14	2.13		2.39	2.25	2.16	2.10
Net investment income (loss) after reimbursement(3)(4)%	0.29	(0.03)		0.08	(0.14)	0.48	0.76
Portfolio turnover rate %	224	222		236	149	242	248

	Class I
				Seven Months Ended May 31, 2002(1)

	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.57	9.29	10.12	9.60	12.03	12.14
Income (loss) from investment operations:
Net investment income	$0.15	0.11	0.10	0.05	0.17	0.18
Net realized and unrealized gain (loss) on investments	$0.94	1.28	(0.89)	0.62	(2.44)	0.82
Total from investment operations	$1.09	1.39	(0.79)	0.67	(2.27)	1.00
Less distributions from:
Net investment income	$0.14	0.11	0.04	0.15	0.16	0.22
Net realized gain from investments	$—	—	—	—	—	0.89
Total distributions	$0.14	0.11	0.04	0.15	0.16	1.11
Net asset value, end of period	$11.52	10.57	9.29	10.12	9.60	12.03
Total Return(2)%	10.37	15.05	(7.73)	7.05	(19.05)	8.62

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,998	22,092	24,707	29,599	30,463	42,626
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	1.00	1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.14	1.13	1.39	1.25	1.16	1.10
Net investment income after reimbursement(3)(4)%	1.27	0.98	1.14	0.86	1.48	1.76
Portfolio turnover rate %	224	222	236	149	242	248

(1)          The Fund changed its fiscal year end to May 31.

(2)          Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)          Annualized for periods less than one year.

(4)          The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Amount is less than $0.01 per share

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
				Seven Months Ended May 31, 2002(1)

	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.07	9.49	9.74	9.71	10.62	10.48
Income (loss) from investment operations:
Net investment income	$0.21	0.14	0.16	0.11	0.29	0.42
Net realized and unrealized gain (loss) on investments	$0.57	0.55	(0.28)	0.29	(0.86)	0.34
Total from investment operations	$0.78	0.69	(0.12)	0.40	(0.57)	0.76
Less distributions from:
Net investment income	$0.20	0.11	0.13	0.37	0.34	0.28
Net realized gain from investments	$—	0.34
Total distributions	$0.20	0.11	0.13	0.37	0.34	0.62
Net asset value, end of period	$10.65	10.07	9.49	9.74	9.71	10.62
Total Return(2)%	7.77	7.30	(1.12)	4.24	(5.50)	7.65

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$32,698	31,488	29,223	23,120	20,973	18,220
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.15	1.15	1.15	1.15	1.15	1.15
Gross expenses prior to expense reimbursement(3)%	1.37	1.42	1.65	1.56	1.50	1.44
Net investment income after reimbursement(3)(4)%	1.90	1.38	1.82	1.99	3.05	3.44
Portfolio turnover rate %	327	372	286	101	165	195

	Class B
				Seven Months Ended May 31, 2002(1)

	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.10	9.52	9.80	9.73	10.63	10.49
Income (loss) from investment operations:
Net investment income	$0.10	0.05	0.10	0.04	0.27	0.38
Net realized and unrealized gain (loss) on investments	$0.59	0.57	(0.28)	0.31	(0.91)	0.31
Total from investment operations	$0.69	0.62	(0.18)	0.35	(0.64)	0.69
Less distributions from:
Net investment income	$0.14	0.04	0.10	0.28	0.26	0.21
Net realized gain from investments	$—	—	—	—	—	0.34
Total distributions	$0.14	0.04	0.10	0.28	0.26	0.55
Net asset value, end of period	$10.65	10.10	9.52	9.80	9.73	10.63
Total Return(2)%	6.89	6.52	(1.77)	3.66	(6.14)	6.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,457	1,179	669	217	125	115
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense
reimbursement(3)%	2.12	2.17	2.40	2.31	2.25	2.19
Net investment income after
reimbursement(3)(4)%	1.18	0.63	1.07	1.21	2.30	2.69
Portfolio turnover rate %	327	372	286	101	165	195

(1)          The Fund changed its fiscal year end to May 31.

(2)          Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)          Annualized for periods less than one year.

(4)          The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
				Seven Months Ended May 31, 2002(1)

	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.12	9.54	9.76	9.69	10.59	10.46
Income (loss) from investment operations:
Net investment income	$0.12	0.05	0.10	0.09	0.24	0.32
Net realized and unrealized gain (loss)
on investments	$0.58	0.56	(0.28)	0.27	(0.88)	0.36
Total from investment operations	$0.70	0.61	(0.18)	0.36	(0.64)	0.68
Less distributions from:
Net investment income	$0.08	0.03	0.04	0.29	0.26	0.21
Net realized gain from investments	$—	—	—	—	—	0.34
Total distributions	$0.08	0.03	0.04	0.29	0.26	0.55
Net asset value, end of period	$10.74	10.12	9.54	9.76	9.69	10.59
Total Return(2)%	6.96	6.45	(1.80)	3.74	(6.18)	6.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$480	413	201	240	251	275
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense reimbursement(3)%	2.12	2.17	2.40	2.31	2.25	2.19
Net investment income after reimbursement(3)(4)%	1.14	0.63	1.07	1.23	2.30	2.69
Portfolio turnover rate %	327	372	286	101	165	195

	Class I
				Seven Months Ended May 31, 2002(1)

	Year Ended May 31,				Year Ended October 31,
	2005	2004	2003		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.18	9.59	9.84	9.82	10.73	10.57
Income (loss) from investment operations:
Net investment income	$0.24	0.20	0.20	0.13	0.37	0.33
Net realized and unrealized gain (loss)
on investments	$0.57	0.52	(0.29)	0.29	(0.92)	0.47
Total from investment operations	$0.81	0.72	(0.09)	0.42	(0.55)	0.80
Less distributions from:
Net investment income	$0.22	0.13	0.16	0.40	0.36	0.30
Net realized gain from investments	$—	—	—	—	—	0.34
Total distributions	$0.22	0.13	0.16	0.40	0.36	0.64
Net asset value, end of period	$10.77	10.18	9.59	9.84	9.82	10.73
Total Return(2)%	8.05	7.57	(0.87)	4.34	(5.24)	7.93

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,308	10,758	18,127	18,994	20,201	26,494
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90	0.90	0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement(3)%	1.12	1.17	1.40	1.31	1.25	1.19
Net investment income after reimbursement(3)(4)%	2.15	1.63	2.07	2.25	3.30	3.69
Portfolio turnover rate %	327	372	286	101	165	195

(1)          The Fund changed its fiscal year end to May 31.

(2)          Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)          Annualized for periods less than one year.

(4)          The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements#

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are nineteen separate funds which comprise the ING Series Fund, Inc. The six funds (each a “Fund”, collectively the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”), ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (collectively, the “Index Plus Funds”), ING Strategic Allocation Balanced Fund (“Strategic Allocation Balanced”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Income Fund (“Strategic Allocation Income”) (collectively, the “Strategic Allocation Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, and Class I. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap also offer Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), an Arizona limited liability company, serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Swap Contracts. Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K.            Illiquid and Restricted Securities. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap may not invest more than 10% of its net assets in illiquid securities. Strategic Allocation Balanced, Strategic Allocation Growth, and Strategic Allocation Income may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.              Delayed Delivery Transactions. Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.         Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$368,546,569	$389,359,188
Index Plus MidCap	283,392,961	222,887,805
Index Plus SmallCap	105,514,096	79,540,032
Strategic Allocation Balanced	135,696,729	140,435,372
Strategic Allocation Growth	123,227,734	123,040,822
Strategic Allocation Income	49,411,382	56,397,884

U.S. Government securities not included above were as follows:

	Purchases	Sales
Strategic Allocation Balanced	$109,306,532	$107,034,035
Strategic Allocation Growth	39,469,379	37,576,708
Strategic Allocation Income	83,072,779	83,749,515

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion; for each of the Strategic Allocation Funds — 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income Funds. For the year ended May 31, 2005, ILIAC received $1,768,592 for its services.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%
Strategic Allocation
Balanced	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation
Growth	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation
Income	0.25%	1.00%	1.00%	N/A	N/A

Presently, the Funds’ class specific expenses are limited to a Distribution Fee or Service Fees incurred in connection with Class A, a combined Distribution and Service Fees in connection with Class B and Class C shares and Services Fees in connection with Class O shares.

For the year ended ended May 31, 2005, the Distributor has retained $45,280 as sales charges from proceeds of Class A and Class C Shares sold, and $2,164 and $4,061 from the proceeds of Class A and Class C shares redeemed, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Total
Index Plus LargeCap	$ 184,567	$ 32,812	$ 111,392	$ 328,771
Index Plus MidCap	119,149	19,138	76,976	215,263
Index Plus SmallCap	42,027	7,471	33,549	83,047
Strategic Allocation
Balanced	69,337	6,934	21,999	98,270
Strategic Allocation
Growth	55,342	5,534	18,242	79,118
Strategic Allocation
Income	30,839	3,084	9,341	43,264

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2005, the following indirect wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity company — Index Plus LargeCap (17.84%); Index Plus MidCap (6.85%); Strategic Allocation Balanced (33.18%); Strategic Allocation Growth (26.46%); Strategic Allocation Income (21.50).

ING National Trust — Index Plus LargeCap (47.40%); Index Plus MidCap (32.68%); Index Plus SmallCap (19.68%); Strategic Allocation Balanced (44.72%); Strategic Allocation Growth (46.88%); Strategic Allocation Income (61.69%).

NWNL Insurance company — Strategic Allocation Balanced (9.74%); Strategic Allocation Growth (10.97%); Strategic Allocation Income (6.84%).

Reliance Trust company — Index Plus SmallCap (5.06%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Index Plus LargeCap, Index Plus MidCap, Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2005, the funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

	Payable for	Payable for
	Transfer Agent Fees	Professional Fees
Index Plus LargeCap	$67,716	$45,673
Index Plus MidCap	61,990	26,363

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with each of the Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus
LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus
MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus
SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Strategic
Allocation
Balanced	1.20%	1.95%	1.95%	0.95%	N/A	N/A
Strategic
Allocation
Growth	1.25%	2.00%	2.00%	1.00%	N/A	N/A
Strategic
Allocation
Income	1.15%	1.90%	1.90%	0.90%	N/A	N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2005, the cumulative amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	May 31
	2006	2007	2008	Total
Index Plus MidCap	$235,200	$156,488	$—	$391,688
Index Plus SmallCap	243,796	213,242	112,663	569,701
Strategic Allocation
Balanced	206,955	127,701	87,617	422,273
Strategic Allocation
Growth	194,782	97,175	105,050	397,007
Strategic Allocation
Income	204,836	138,287	94,489	437,612

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the year ended May 31, 2005:

			Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
	Utilized	Utilized	Utilized

Index Plus LargeCap	4	$ 6,765,000	1.85%
Index Plus MidCap	6	449,838	2.03%
Index Plus SmallCap	10	1,271,219	2.32%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Index Plus LargeCap (Number of Shares)
Shares sold	3,072,649	5,766,295	361,316	1,102,004	164,466	315,112
Dividends reinvested	180,010	110,766	5,982	856	4,974	2,141
Shares redeemed	(4,906,740)	(4,060,454)	(524,151)	(436,490)	(371,049)	(328,327)
Net increase (decrease) in shares outstanding	(1,654,081)	1,816,607	(156,853)	666,370	(201,609)	(11,074)

Index Plus LargeCap ($)
Shares sold	$45,447,033	$78,150,922	$5,294,644	$15,032,262	$2,430,212	$4,330,594
Dividends reinvested	2,691,255	1,449,922	89,255	11,183	74,578	28,074
Shares redeemed	(71,958,097)	(54,588,090)	(7,617,587)	(5,999,228)	(5,399,721)	(4,499,572)
Net increase (decrease)	$(23,819,809)	$25,012,754	$(2,233,688)	$9,044,217	$(2,894,931)	$(140,904)

	Class I Shares		Class O Shares		Class R Shares
	Year	Year	Year	Year	Year	December 8,
	Ended	Ended	Ended	Ended	Ended	2003(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Index Plus LargeCap (Number of Shares)
Shares sold	1,732,549	3,643,977	1,914,733	1,397,366	1,079,851	404,821
Dividends reinvested	107,955	106,788	17,018	5,535	6,015	—
Shares redeemed	(3,003,611)	(6,753,445)	(900,935)	(388,779)	(227,756)	(175,813)
Net increase (decrease) in shares outstanding	(1,163,107)	(3,002,680)	1,030,816	1,014,122	858,110	229,008

Index Plus LargeCap ($)
Shares sold	$25,305,337	$49,319,550	$28,405,696	$19,254,559	$15,845,042	$5,775,529
Dividends reinvested	1,625,818	1,406,392	255,460	72,730	89,619	—
Shares redeemed	(43,973,169)	(94,372,961)	(13,266,587)	(5,393,247)	(3,299,562)	(2,455,401)
Net increase (decrease)	$(17,042,014)	$(43,647,019)	$15,394,569	$13,934,042	$12,635,099	$3,320,128

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Index Plus MidCap (Number of Shares)
Shares sold	2,873,295	4,820,792	660,502	1,039,125	369,250	516,644
Dividends reinvested	42,053	5,845	5,398	—	2,923	—
Shares redeemed	(1,686,716)	(1,282,728)	(396,638)	(236,105)	(226,681)	(145,998)
Net increase in shares outstanding	1,228,632	3,543,909	269,262	803,020	145,492	370,646

Index Plus MidCap ($)
Shares sold	$43,578,579	$65,576,615	$9,742,396	$13,704,203	$5,425,847	$6,782,723
Dividends reinvested	647,392	77,664	80,708	—	44,085	—
Shares redeemed	(25,475,930)	(17,526,843)	(5,866,114)	(3,164,982)	(3,394,452)	(1,965,027)
Net increase	$18,750,041	$48,127,436	$3,956,990	$10,539,221	$2,075,480	$4,817,696

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I Shares		Class O Shares		Class R Shares
	Year	Year	Year	Year	Year	October 24,
	Ended	Ended	Ended	Ended	Ended	2003(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Index Plus MidCap (Number of Shares)
Shares sold	1,514,835	766,310	1,338,243	1,367,793	688,267	386,720
Dividends reinvested	11,837	2,251	7,627	1,036	3,485	17
Shares redeemed	(231,170)	(340,007)	(788,654)	(340,981)	(157,509)	(6,307)
Net increase in shares outstanding	1,295,502	428,554	557,216	1,027,848	534,243	380,430

Index Plus MidCap ($)
Shares sold	$23,284,548	$10,304,024	$20,595,771	$18,730,628	$10,429,724	$5,479,806
Dividends reinvested	184,062	30,158	117,900	13,820	53,461	220
Shares redeemed	(3,555,394)	(4,384,098)	(12,015,221)	(4,757,183)	(2,358,885)	(88,722)
Net increase	$19,913,216	$5,950,084	$8,698,450	$13,987,265	$8,124,300	$5,391,304

	Class A Shares		Class B Shares		Class C Shares
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Index Plus SmallCap (Number of Shares)
Shares sold	1,811,880	1,767,196	411,874	433,032	131,281	209,569
Dividends reinvested	98,046	—	23,316	—	11,282	—
Shares redeemed	(1,374,661)	(642,619)	(231,462)	(91,706)	(109,498)	(59,894)
Net increase in shares outstanding	535,265	1,124,577	203,728	341,326	33,065	149,675

Index Plus SmallCap ($)
Shares sold	$28,327,360	$23,769,366	$6,301,798	$5,784,979	$2,003,038	$2,744,385
Dividends reinvested	1,575,632	—	359,062	—	175,701	—
Shares redeemed	(21,359,996)	(8,999,195)	(3,513,497)	(1,235,847)	(1,661,096)	(818,706)
Net increase	$8,542,996	$14,770,171	$3,147,363	$4,549,132	$517,643	$1,925,679

	Class I Shares		Class O Shares		Class R Shares
	Year	Year	Year	Year	Year	December 8,
	Ended	Ended	Ended	Ended	Ended	2003(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004	2005	2004
Index Plus SmallCap (Number of Shares)
Shares sold	426,822	63,465	1,354,165	1,245,944	256,920	87,844
Dividends reinvested	9,136	—	45,410	—	4,804	—
Shares redeemed	(107,553)	(32,016)	(822,404)	(277,524)	(119,374)	(2,695)
Net increase in shares outstanding	328,405	31,449	577,171	968,420	142,350	85,149

Index Plus SmallCap ($)
Shares sold	$6,811,888	$885,847	$21,487,014	$17,734,239	$4,077,637	$1,297,776
Dividends reinvested	149,281	—	735,227	—	77,253	—
Shares redeemed	(1,689,601)	(459,808)	(13,071,989)	(3,996,203)	(1,861,111)	(39,645)
Net increase	$5,271,568	$426,039	$9,150,252	$13,738,036	$2,293,779	$1,258,131

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Strategic Allocation Balanced (Number of Shares)
Shares sold	1,201,989	1,272,502	588,969	302,707
Dividends reinvested	75,561	53,839	3,207	869
Shares redeemed	(1,000,434)	(1,172,795)	(123,013)	(14,849)
Net increase in shares outstanding	277,116	153,546	469,163	288,727

Strategic Allocation Balanced ($)
Shares sold	$13,329,351	$13,136,380	$6,548,922	$3,160,710
Dividends reinvested	847,327	543,791	35,780	8,769
Shares redeemed	(11,031,160)	(12,173,100)	(1,364,387)	(158,166)
Net increase	$3,145,518	$1,507,071	$5,220,315	$3,011,313

	Class C Shares		Class I Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Strategic Allocation Balanced (Number of Shares)
Shares sold	45,897	39,441	376,108	713,353
Dividends reinvested	325	130	39,211	42,075
Shares redeemed	(25,334)	(495)	(529,753)	(1,769,938)
Net increase (decrease) in shares outstanding	20,888	39,076	(114,434)	(1,014,510)

Strategic Allocation Balanced ($)
Shares sold	$514,984	$418,739	$4,199,647	$7,520,595
Dividends reinvested	3,671	1,327	443,286	428,748
Shares redeemed	(278,220)	(5,255)	(5,903,519)	(18,817,420)
Net increase (decrease)	$240,435	$414,811	$(1,260,586)	$(10,868,077)

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Strategic Allocation Growth (Number of Shares)
Shares sold	1,099,580	1,337,736	568,111	211,341
Dividends reinvested	44,145	42,079	1,157	612
Shares redeemed	(808,158)	(1,286,267)	(79,733)	(19,464)
Net increase in shares outstanding	335,567	93,548	489,535	192,489

Strategic Allocation Growth ($)
Shares sold	$12,134,471	$13,386,090	$6,330,474	$2,166,814
Dividends reinvested	494,833	412,793	12,875	5,969
Shares redeemed	(8,860,081)	(13,186,151)	(880,482)	(201,901)
Net increase	$3,769,223	$612,732	$5,462,867	$1,970,882

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class C Shares		Class I Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Strategic Allocation Growth (Number of Shares)
Shares sold	45,592	23,918	330,605	790,498
Dividends reinvested	176	39	24,154	30,715
Shares redeemed	(18,371)	(17,578)	(622,196)	(1,390,807)
Net increase (decrease) in shares outstanding	27,397	6,379	(267,437)	(569,594)

Strategic Allocation Growth ($)
Shares sold	$503,474	$241,594	$3,656,610	$8,110,305
Dividends reinvested	1,966	380	272,437	303,462
Shares redeemed	(202,802)	(172,622)	(6,872,058)	(14,527,772)
Net increase (decrease)	$302,638	$69,352	$(2,943,011)	$(6,114,005)

	Class A Shares		Class B Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Strategic Allocation Income (Number of Shares)
Shares sold	704,643	815,138	144,218	90,379
Dividends reinvested	56,208	34,785	1,281	241
Shares redeemed	(817,589)	(800,198)	(31,588)	(44,166)
Net increase (decrease) in shares outstanding	(56,738)	49,725	113,911	46,454

Strategic Allocation Income ($)
Shares sold	$7,321,448	$8,081,937	$1,515,256	$906,672
Dividends reinvested	586,248	337,766	13,416	2,354
Shares redeemed	(8,439,884)	(7,990,301)	(328,230)	(442,361)
Net increase (decrease)	$(532,188)	$429,402	$1,200,442	$466,665

	Class C Shares		Class I Shares
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2005	2004	2005	2004
Strategic Allocation Income (Number of Shares)
Shares sold	22,603	26,173	314,489	493,033
Dividends reinvested	192	69	20,808	25,068
Shares redeemed	(18,921)	(6,568)	(434,949)	(1,351,079)
Net increase (decrease) in shares outstanding	3,874	19,674	(99,652)	(832,978)

Strategic Allocation Income ($)
Shares sold	$238,893	$260,204	$3,297,553	$4,952,648
Dividends reinvested	2,030	677	219,110	245,665
Shares redeemed	(195,932)	(65,775)	(4,559,784)	(13,656,446)
Net increase (decrease)	$44,991	$195,106	$(1,043,121)	$(8,458,133)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board of Directors, the following security has been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 10% of the Fund’s net assets, at market value, at the time of purchase.

			Initial			Percent
		Principal	Acquisition			of Net
Fund	Security	Amount	Date	Cost	Value	Assets
Index Plus Smallcap	MascoTech, Inc.	1,100	11/29/00	$—	$—	0%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2005, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
Fund	Loaned	Collateral
Index Plus LargeCap	$47,397,971	$48,960,906
Index Plus MidCap	54,370,144	55,848,409
Index Plus SmallCap	21,420,819	21,993,188
Strategic Allocation Balanced	16,727,123	17,157,728
Strategic Allocation Growth	12,923,065	13,297,764
Strategic Allocation Income	7,255,305	7,420,775

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2005:

		Undistributed	Accumulated
		Net Investment	Net Realized
	Paid-in	Income On	Gains
	Capital	Investments	(Losses)
Index Plus LargeCap	$—	$(33,481)	$33,481
Index Plus MidCap	24,761	(82,723)	57,962
Index Plus SmallCap	(14,432)	(17,307)	31,739
Strategic Allocation
Balanced	—	11,357	(11,357)
Strategic Allocation Growth	—	(5,484)	5,484
Strategic Allocation Income	(30)	4,449	(4,419)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

			Year ended
	Year ended		May 31,
	May 31, 2005		2004
	Ordinary	Long-Term	Ordinary
	Income	Capital Gain	Income
Index Plus LargeCap	$4,958,963	$—	$3,044,099
Index Plus MidCap	675,021	511,980	128,749
Index Plus SmallCap	1,803,525	1,395,436	—
Strategic Allocation
Balanced	1,337,748	—	983,421
Strategic Allocation
Growth	786,724	—	723,530
Strategic Allocation Income	829,492	—	587,438

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

				Post
		Undistributed	Unrealized	October	Capital
	Undistributed	Long Term	Appreciation/	Losses	Loss	Expiration
	Ordinary Income	Capital Gains	Depreciation	Deferred	Carryforwards	Dates
Index Plus LargeCap	$1,445,205	$—	$88,546,651	$—	$(38,266,262)	2009
					(18,078,163)	2010
					(27,096,457)	2011
					(24,420,460)	2012
					$(107,861,342)
Index Plus MidCap	624,804	5,680,874	48,061,761	—	—
Index Plus SmallCap	—	1,248,036	21,503,852	—	—
Strategic Allocation Balanced	550,340	—	7,600,756	(2,265)	$(2,464,315)	2011
Strategic Allocation Growth	312,605	—	7,595,819	(832)	$(3,036,062)	2011
Strategic Allocation Income	370,984	758,051	2,316,050	(7,143)	—

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2005 (CONTINUED)

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.2%
		Advertising: 0.3%
16,350	@,L	Interpublic Group of Cos., Inc.	$201,759
13,500		Omnicom Group, Inc.	1,105,515
			1,307,274

		Aerospace/Defense: 2.1%
35,400		Boeing Co.	2,262,060
8,100		General Dynamics Corp.	874,638
500		Goodrich Corp.	20,930
500		L-3 Communications
		Holdings, Inc.	35,390
40,950		Lockheed Martin Corp.	2,657,245
15,300		Northrop Grumman Corp.	852,516
18,500		Raytheon Co.	724,460
7,050		Rockwell Collins, Inc.	348,200
24,000		United Technologies Corp.	2,560,800
			10,336,239

		Agriculture: 1.9%
88,050		Altria Group, Inc.	5,911,677
63,695		Archer-Daniels-Midland Co.	1,264,346
19,200		Monsanto Co.	1,094,400
5,950	L	Reynolds American, Inc.	493,315
7,058		UST, Inc.	314,504
			9,078,242

		Apparel: 0.7%
38,200	@	Coach, Inc.	1,109,328
4,450		Jones Apparel Group, Inc.	142,000
6,200		Liz Claiborne, Inc.	232,810
16,600		Nike, Inc.	1,364,520
3,200	L	Reebok Intl., Ltd.	130,272
11,400		VF Corp.	643,302
			3,622,232

		Auto Manufacturers: 0.3%
85,700	L	Ford Motor Co.	855,286
7,087		PACCAR, Inc.	501,405
			1,356,691

		Auto Parts and Equipment: 0.1%
10,000	@,L	Goodyear Tire & Rubber Co.	143,900
7,350		Johnson Controls, Inc.	416,451
			560,351

		Banks: 5.6%
13,500		AmSouth Bancorporation	359,910
214,146		Bank of America Corp.	9,919,242
11,700	L	BB&T Corp.	467,298
11,050		Comerica, Inc.	617,474
5,350		Compass Bancshares, Inc.	238,450
5,200		First Horizon National Corp.	219,596
950		Huntington Bancshares, Inc.	22,154
26,150		KeyCorp	856,674
4,900		M & T Bank Corp.	500,486
8,100	L	Marshall & Ilsley Corp.	352,431
9,050		Mellon Financial Corp.	251,228
26,498		National City Corp.	915,771
18,225		North Fork Bancorp, Inc.	496,814
8,650		Northern Trust Corp.	397,208
11,150		PNC Financial Services Group, Inc.	609,348
14,200	L	State Street Corp.	681,600
14,200		SunTrust Banks, Inc.	1,045,262
1,313	L	Synovus Financial Corp.	$38,169
29,800		The Bank of New York Co., Inc.	858,836
86,731		U.S. Bancorp	2,543,819
67,443		Wachovia Corp.	3,422,731
36,050		Wells Fargo & Co.	2,177,781
3,450		Zions Bancorporation	244,398
			27,236,680

		Beverages: 2.7%
16,500		Anheuser-Busch Cos., Inc.	773,025
8,450		Brown-Forman Corp.	503,789
131,550		Coca-Cola Co.	5,871,076
7,500		Coca-Cola Enterprises, Inc.	164,100
2,950		Molson Coors Brewing Co.	172,487
10,650		Pepsi Bottling Group, Inc.	302,141
98,400		PepsiCo, Inc.	5,535,984
			13,322,602

		Biotechnology: 0.8%
53,284	@	Amgen, Inc.	3,334,513
10,100	@,L	Genzyme Corp.	630,139
			3,964,652

		Building Materials: 0.3%
12,950		American Standard Cos., Inc.	554,260
18,265		Masco Corp.	584,845
3,750		Vulcan Materials Co.	224,738
			1,363,843

		Chemicals: 1.7%
8,700		Air Products & Chemicals, Inc.	524,001
3,000		Ashland, Inc.	204,900
66,650		Dow Chemical Co.	3,018,578
42,200		E.I. du Pont de Nemours & Co.	1,962,721
3,500		Eastman Chemical Co.	205,730
5,600		Engelhard Corp.	164,640
3,450		International Flavors & Fragrances, Inc.	127,961
12,550		PPG Industries, Inc.	820,645
13,500		Praxair, Inc.	632,745
9,100		Rohm & Haas Co.	424,515
5,150		Sherwin-Williams Co.	228,918
3,350		Sigma-Aldrich Corp.	200,699
			8,516,053

		Commercial Services: 1.1%
76,250		Cendant Corp.	1,617,262
14,704		Equifax, Inc.	510,082
7,050		H&R Block, Inc.	351,936
30,250		McKesson Corp.	1,218,168
11,700		Moody’s Corp.	506,259
25,700		Paychex, Inc.	742,216
9,100	L	R.R. Donnelley & Sons Co.	302,575
10,850	L	Robert Half Intl., Inc.	270,599
			5,519,097

		Computers: 5.2%
87,000	@	Apple Computer, Inc.	3,454,770
13,850	@	Computer Sciences Corp.	641,394
181,350	@	Dell, Inc.	7,234,051
10,950	L	Electronic Data Systems Corp.	215,715
172,850	@	EMC Corp.	2,430,271
118,309		Hewlett-Packard Co.	2,663,136
69,350		International Business Machines Corp.	5,239,392

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Computers (continued)
5,300	@	Lexmark Intl., Inc.	$362,732
6,900	@	NCR Corp.	252,747
26,400	@,L	Network Appliance, Inc.	759,264
356,750	@	Sun Microsystems, Inc.	1,359,218
12,200	@	Sungard Data Systems, Inc.	423,462
20,300	@	Unisys Corp.	146,972
			25,183,124

		Cosmetics/Personal Care: 2.4%
3,650		Alberto-Culver Co.	161,805
2,000	L	Avon Products, Inc.	79,480
24,450		Colgate-Palmolive Co.	1,221,767
40,500		Gillette Co.	2,135,970
22,550		Kimberly-Clark Corp.	1,450,642
118,100	L	Procter & Gamble Co.	6,513,214
			11,562,878

		Distribution/Wholesale: 0.1%
7,200		Genuine Parts Co.	309,312
3,450		W.W. Grainger, Inc.	187,646
			496,958

		Diversified Financial Services: 6.0%
54,850		American Express Co.	2,953,672
8,150	L	Bear Stearns Cos., Inc.	807,176
10,500		Capital One Financial Corp.	791,700
9,200		Charles Schwab Corp.	104,328
13,250		CIT Group, Inc.	562,065
111,150		Citigroup, Inc.	5,236,276
27,148		Countrywide Financial Corp.	1,009,091
15,750	@,L	E*TRADE Financial Corp.	194,513
40,900		Fannie Mae	2,422,916
4,500	L	Federated Investors, Inc.	133,245
9,850		Franklin Resources, Inc.	710,579
27,400		Freddie Mac	1,782,096
21,000	L	Goldman Sachs Group, Inc.	2,047,500
29,350		Lehman Brothers Holdings, Inc.	2,706,070
48,775		MBNA Corp.	1,028,665
39,650	L	Merrill Lynch & Co., Inc.	2,151,409
73,050		Morgan Stanley	3,576,527
26,300	@,W,L	Providian Financial Corp.	468,666
17,400		SLM Corp.	839,898
550	L	T. Rowe Price Group, Inc.	32,813
			29,559,205

		Electric: 2.8%
26,500	@	AES Corp.	394,585
7,200	@,L	Allegheny Energy, Inc.	174,096
4,150		Ameren Corp.	226,507
15,050	L	American Electric Power Co., Inc.	537,135
11,050	L	CenterPoint Energy, Inc.	135,473
7,850		Cinergy Corp.	323,656
16,800	@,L	CMS Energy Corp.	222,264
9,200	L	Consolidated Edison, Inc.	418,692
7,184		Constellation Energy Group, Inc.	383,985
15,650		Dominion Resources, Inc.	1,100,351
7,050	L	DTE Energy Co.	335,157
47,450		Duke Energy Corp.	1,303,925
12,400		Edison Intl.	455,700
9,050		Entergy Corp.	650,062
30,500		Exelon Corp.	1,428,924
13,100		FirstEnergy Corp.	580,330
19,800		FPL Group, Inc.	804,870
1,200		NiSource, Inc.	28,920
16,800	L	PG&E Corp.	$600,936
7,250		PPL Corp.	416,948
2,000	L	Progress Energy, Inc.	88,460
10,150		Public Service Enterprise Group, Inc.	563,325
31,550	L	Southern Co.	1,071,123
8,300	L	TECO Energy, Inc.	146,744
17,400		TXU Corp.	1,396,871
3,250	L	Xcel Energy, Inc.	59,898
			13,848,937

		Electrical Components and Equipment: 0.2%
16,303		Emerson Electric Co.	1,083,660
			1,083,660

		Electronics: 0.4%
18,150	@	Agilent Technologies, Inc.	435,781
8,950		Applera Corp.-Applied Biosystems Group	191,620
900	@,L	Fisher Scientific Intl., Inc.	56,214
7,500	@	Jabil Circuit, Inc.	219,225
1,000		Parker Hannifin Corp.	60,330
8,800		PerkinElmer, Inc.	168,344
41,800	@,L	Solectron Corp.	152,570
2,900		Tektronix, Inc.	65,743
6,550	@	Thermo Electron Corp.	172,396
6,000	@	Waters Corp.	233,100
			1,755,323

		Environmental Control: 0.1%
24,150		Waste Management, Inc.	712,184
			712,184

		Food: 1.4%
3,050	L	Albertson’s, Inc.	64,020
13,800	L	Campbell Soup Co.	428,214
21,950	L	ConAgra Foods, Inc.	573,993
14,750		General Mills, Inc.	730,124
14,700		H.J. Heinz Co.	534,639
10,200		Hershey Foods Corp.	654,942
15,750		Kellogg Co.	716,467
15,550	@,L	Kroger Co.	260,774
5,600	L	McCormick & Co., Inc.	189,504
17,650	@	Safeway, Inc.	388,477
30,882		Sara Lee Corp.	626,596
14,900		SUPERVALU, Inc.	488,124
14,103		Wm. Wrigley Jr. Co.	962,811
			6,618,685

		Forest Products and Paper: 0.3%
11,050	L	Georgia-Pacific Corp.	366,197
2,100	L	International Paper Co.	67,641
8,750	L	Louisiana-Pacific Corp.	220,325
13,550		MeadWestvaco Corp.	388,614
8,000	L	Plum Creek Timber Co., Inc.	280,400
4,100		Temple-Inland, Inc.	146,452
1,050	L	Weyerhaeuser Co.	67,358
			1,536,987

		Gas: 0.2%
5,200	L	KeySpan Corp.	206,648
16,500		Sempra Energy	654,555
			861,203

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Hand/Machine Tools: 0.2%
7,750		Black & Decker Corp.	$676,730
1,300		Snap-On, Inc.	44,863
2,900		Stanley Works	129,369
			850,962

		Healthcare-Products: 4.0%
2,700		Bausch & Lomb, Inc.	210,843
26,350		Baxter Intl., Inc.	972,315
18,300		Becton Dickinson & Co.	1,051,335
9,800		Biomet, Inc.	369,362
31,750	@	Boston Scientific Corp.	860,108
3,810		C.R. Bard, Inc.	260,033
34,350		Guidant Corp.	2,538,122
139,250		Johnson & Johnson	9,343,674
51,100		Medtronic, Inc.	2,746,625
16,750	@	St. Jude Medical, Inc.	672,010
9,850	@,L	Zimmer Holdings, Inc.	754,313
			19,778,740

		Healthcare-Services: 2.8%
30,000		Aetna, Inc.	2,340,300
17,500		HCA, Inc.	945,000
15,950	@	Humana, Inc.	579,942
5,450	@	Laboratory Corp. of America Holdings	264,053
1,900		Quest Diagnostics, Inc.	199,500
110,300		UnitedHealth Group, Inc.	5,358,374
31,150	@	WellPoint, Inc.	4,142,950
			13,830,119

		Home Furnishings: 0.1%
7,350		Leggett & Platt, Inc.	195,804
3,200	L	Whirlpool Corp.	220,160
			415,964

		Household Products/Wares: 0.3%
4,400		Avery Dennison Corp.	230,780
11,100		Clorox Co.	648,351
6,450		Fortune Brands, Inc.	557,925
			1,437,056

		Housewares: 0.1%
11,300		Newell Rubbermaid, Inc.	257,527
			257,527

		Insurance: 5.9%
20,600	@@	ACE Ltd.	890,332
20,000		AFLAC, Inc.	831,000
48,900		Allstate Corp.	2,845,979
4,700		AMBAC Financial Group, Inc.	339,105
110,820		American Intl. Group, Inc.	6,156,050
13,000	L	AON Corp.	324,090
20,200	L	Chubb Corp.	1,701,446
13,400		CIGNA Corp.	1,303,150
7,397		Cincinnati Financial Corp.	291,960
13,800		Hartford Financial Services Group, Inc.	1,032,102
5,550		Jefferson-Pilot Corp.	279,720
7,450		Lincoln National Corp.	339,199
7,518		Loews Corp.	566,105
6,550	L	MBIA, Inc.	366,342
77,950		MetLife, Inc.	3,476,569
6,950		MGIC Investment Corp.	426,313
12,750		Principal Financial Group	508,598
21,300		Progressive Corp.	2,046,291
37,850		Prudential Financial, Inc.	$2,396,284
13,400	L	Safeco Corp.	721,054
14,300		St. Paul Travelers Cos., Inc.	541,684
4,500	L	Torchmark Corp.	237,375
12,800	L	UnumProvident Corp.	235,008
14,200	@@	XL Capital Ltd.	1,068,976
			28,924,732

		Internet: 1.1%
52,800	@,L	eBay, Inc.	2,006,928
70,850	@,L	Symantec Corp.	1,601,919
53,200	@	Yahoo!, Inc.	1,979,040
			5,587,887

		Iron/Steel: 0.2%
11,600	L	Nucor Corp.	614,336
11,600	L	United States Steel Corp.	461,332
			1,075,668

		Leisure Time: 0.4%
4,150		Brunswick Corp.	178,616
24,250		Carnival Corp.	1,282,824
11,850		Harley-Davidson, Inc.	581,006
6,850	L	Sabre Holdings Corp.	137,480
			2,179,926

		Lodging: 0.4%
4,500	L	Harrah’s Entertainment, Inc.	323,145
16,050		Hilton Hotels Corp.	388,892
14,550	L	Marriott Intl., Inc.	982,706
7,850		Starwood Hotels & Resorts
		Worldwide, Inc.	439,365
			2,134,108

		Machinery-Diversified: 0.3%
3,000	L	Cummins, Inc.	203,850
5,250		Deere & Co.	347,288
18,650		Rockwell Automation, Inc.	958,050
			1,509,188

		Media: 2.4%
94,050	@	Comcast Corp.	3,028,410
5,300		Gannett Co., Inc.	394,638
15,300		McGraw-Hill Cos., Inc.	667,998
1,750		Meredith Corp.	86,800
5,950		New York Times Co.	186,652
21,250	L	News Corp.	342,763
195,250	@	Time Warner, Inc.	3,397,349
5,200		Tribune Co.	188,136
36,300		Viacom, Inc.	1,244,727
87,150		Walt Disney Co.	2,391,396
			11,928,869

		Mining: 0.2%
7,600	L	Freeport-McMoRan Copper &
		Gold, Inc.	268,280
10,300	L	Phelps Dodge Corp.	900,220
			1,168,500

		Miscellaneous Manufacturing: 5.8%
49,150		3M Co.	3,767,347
3,450		Cooper Industries Ltd.	237,843
12,000		Danaher Corp.	661,560
8,200		Dover Corp.	310,534
11,750		Eastman Kodak Co.	308,790
5,800		Eaton Corp.	347,130

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
451,250		General Electric Co.	$16,461,599
61,500		Honeywell Intl., Inc.	2,228,145
11,600		Illinois Tool Works, Inc.	979,388
6,750	@@	Ingersoll-Rand Co., Ltd.	522,518
3,450		ITT Industries, Inc.	327,750
1,800	L	Pall Corp.	52,542
8,950		Textron, Inc.	691,746
42,800	@@,L	Tyco Intl., Ltd.	1,238,204
			28,135,096

		Office/Business Equipment: 0.2%
9,450		Pitney Bowes, Inc.	421,565
38,350	@,L	Xerox Corp.	520,409
			941,974

		Oil and Gas: 8.8%
3,750	L	Amerada Hess Corp.	348,188
10,500		Anadarko Petroleum Corp.	794,850
13,640		Apache Corp.	801,486
39,150		Burlington Resources, Inc.	1,984,122
114,720		ChevronTexaco Corp.	6,169,641
31,059		ConocoPhillips	3,349,402
48,600		Devon Energy Corp.	2,230,740
9,700	L	EOG Resources, Inc.	483,933
342,650	S	Exxon Mobil Corp.	19,256,929
6,050		Kerr-McGee Corp.	446,853
23,900		Marathon Oil Corp.	1,158,911
1,100	L	Noble Corp.	62,282
26,350		Occidental Petroleum Corp.	1,926,449
3,900	L	Rowan Cos., Inc.	107,250
6,750	L	Sunoco, Inc.	692,348
11,300	@,L	Transocean, Inc.	562,853
18,600	L	Unocal Corp.	1,060,014
26,000	L	Valero Energy Corp.	1,784,120
			43,220,371

		Oil and Gas Services: 0.3%
1,400	L	Baker Hughes, Inc.	64,666
1,200		BJ Services Co.	60,420
20,450		Halliburton Co.	874,033
6,500	@,L	National-Oilwell Varco, Inc.	292,500
			1,291,619

		Packaging and Containers: 0.2%
8,850		Ball Corp.	332,318
4,100		Bemis Co.	111,356
6,200	@,L	Pactiv Corp.	141,670
4,000	@	Sealed Air Corp.	207,160
			792,504

		Pharmaceuticals: 5.3%
6,700		Abbott Laboratories	323,208
5,200	L	Allergan, Inc.	402,012
11,350	L	AmerisourceBergen Corp.	732,870
82,550		Bristol-Myers Squibb Co.	2,093,468
44,000		Cardinal Health, Inc.	2,548,920
33,100	@	Caremark Rx, Inc.	1,478,246
3,400	@,L	Express Scripts, Inc.	314,126
7,450	@,L	Forest Laboratories, Inc.	287,421
16,600	@	Gilead Sciences, Inc.	677,280
7,180	@	Hospira, Inc.	273,414
17,416	@	King Pharmaceuticals, Inc.	164,755
10,752	@	Medco Health Solutions, Inc.	537,600
103,350		Merck & Co., Inc.	$3,352,674
317,630		Pfizer, Inc.	8,861,876
60,200		Schering-Plough Corp.	1,173,900
4,700	@	Watson Pharmaceuticals, Inc.	141,282
56,900		Wyeth	2,467,753
			25,830,805

		Pipelines: 0.2%
26,400		El Paso Corp.	272,976
4,250		Kinder Morgan, Inc.	330,268
21,000		Williams Cos., Inc.	386,610
			989,854

		Real Estate Investment Trusts: 0.3%
3,700		Apartment Investment & Management Co.	137,270
850	L	Archstone-Smith Trust	31,297
17,150	L	Equity Office Properties Trust	557,204
10,700		Equity Residential	384,130
4,700	L	Simon Property Group, Inc.	322,984
			1,432,885

		Retail: 7.2%
950	@,L	Autonation, Inc.	19,000
12,150	@,L	Bed Bath & Beyond, Inc.	493,898
32,200	L	Best Buy Co., Inc.	1,752,645
8,500	L	Circuit City Stores, Inc.	139,315
19,300	L	Costco Wholesale Corp.	876,606
8,500		CVS Corp.	466,225
15,750	L	Darden Restaurants, Inc.	511,560
6,450	L	Dillard’s, Inc.	154,284
750		Family Dollar Stores, Inc.	19,253
12,250		Federated Department Stores, Inc.	826,263
57,400		Gap, Inc.	1,205,400
132,900		Home Depot, Inc.	5,229,614
19,450		J.C. Penney Co., Inc. Holding Co.	967,832
6,900	@	Kohl’s Corp.	335,961
1,650		Limited Brands, Inc.	33,941
16,450		Lowe’s Cos., Inc.	941,105
1,200		May Department Stores Co.	45,792
53,750		McDonald’s Corp.	1,663,025
9,100		Nordstrom, Inc.	555,464
20,300	@	Office Depot, Inc.	400,316
10,200	@,L	Sears Holdings Corp.	1,496,340
53,625		Staples, Inc.	1,154,546
18,750	@	Starbucks Corp.	1,026,563
41,900	L	Target Corp.	2,250,029
20,850	L	TJX Cos., Inc.	478,091
8,100	@	Toys “R” Us, Inc.	212,220
144,240		Wal-Mart Stores, Inc.	6,812,454
97,350		Walgreen Co.	4,413,848
4,750	L	Wendy’s Intl., Inc.	214,368
11,350		Yum! Brands, Inc.	582,142
			35,278,100

		Savings and Loans: 0.5%
12,800		Golden West Financial Corp.	801,536
34,300		Washington Mutual, Inc.	1,416,590
			2,218,126

		Semiconductors: 3.0%
14,900	@	Altera Corp.	330,631
15,900		Analog Devices, Inc.	589,572
66,150	L	Applied Materials, Inc.	1,085,522

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Semiconductors (continued)
11,900	@,L	Broadcom Corp.	$422,331
3,268	@,L	Freescale Semiconductor, Inc.	66,014
333,400		Intel Corp.	8,978,461
1,600	L	KLA-Tencor Corp.	72,656
12,350	L	Linear Technology Corp.	462,755
5,050		Maxim Integrated Products, Inc.	198,970
15,050	L	National Semiconductor Corp.	302,806
5,700	@	Novellus Systems, Inc.	151,905
6,800	@	Nvidia Corp.	184,892
3,250	@,L	QLogic Corp.	104,065
69,400		Texas Instruments, Inc.	1,918,216
			14,868,796

		Software: 5.1%
49,700	L	Adobe Systems, Inc.	1,643,082
24,350	@	Autodesk, Inc.	963,773
23,050		Automatic Data Processing, Inc.	1,009,590
9,350	@	BMC Software, Inc.	159,137
6,550	@,L	Citrix Systems, Inc.	164,798
22,832	L	Computer Associates Intl., Inc.	622,629
32,100	@	Compuware Corp.	219,885
12,150	@	Electronic Arts, Inc.	638,361
34,118		First Data Corp.	1,290,684
7,100	@,L	Fiserv, Inc.	305,300
8,600		IMS Health, Inc.	211,130
8,100	@,L	Intuit, Inc.	350,082
3,650	@,L	Mercury Interactive Corp.	164,688
430,750		Microsoft Corp.	11,113,349
13,550	@,L	Novell, Inc.	79,268
403,400	@	Oracle Corp.	5,171,588
27,600	@	Parametric Technology Corp.	166,152
17,600	@	Siebel Systems, Inc.	162,272
16,850	@	Veritas Software Corp.	419,060
			24,854,828

		Telecommunications: 5.4%
13,750	L	Alltel Corp.	799,838
40,850	L	AT&T Corp.	767,572
18,350	@,L	Avaya, Inc.	167,903
42,550	L	BellSouth Corp.	1,138,638
5,300		CenturyTel, Inc.	173,787
302,650	@	Cisco Systems, Inc.	5,865,356
1,500		Citizens Communications Co.	20,460
7,050	@	Comverse Technology, Inc.	165,887
5,950	@,L	Corning, Inc.	93,296
170,300		Motorola, Inc.	2,958,111
52,100	@	Nextel Communications, Inc.	1,572,378
70,100		QUALCOMM, Inc.	2,611,926
168,800		SBC Communications, Inc.	3,946,543
14,500		Scientific-Atlanta, Inc.	482,850
34,150		Sprint Corp.	809,014
16,550	@	Tellabs, Inc.	136,041
126,200		Verizon Communications, Inc.	4,464,955
			26,174,555

		Textiles: 0.1%
7,000	L	Cintas Corp.	282,590
			282,590

		Toys/Games/Hobbies: 0.1%
11,000		Hasbro, Inc.	221,980
17,550		Mattel, Inc.	319,059
			541,039

		Transportation: 1.6%
17,600		Burlington Northern Santa Fe Corp.	$869,792
22,950		CSX Corp.	954,261
14,060		FedEx Corp.	1,257,245
16,400		Norfolk Southern Corp.	523,488
2,550		Ryder System, Inc.	93,687
9,800		Union Pacific Corp.	656,208
47,600	L	United Parcel Service, Inc.	3,505,740
			7,860,421

		Total Common Stock (Cost $378,389,339)	485,195,909

Principal Amount			Value

SHORT-TERM INVESTMENTS: 10.7%

	Repurchase Agreement: 0.7%
$3,233,000	Goldman Sachs Repurchase Agreement dated 05/31/05 3.030%,
	received upon repurchase (Collateralized by $3,335,000 Federal Home Optional Principal Redemption Bond, 3.080%, Market Value Plus accrued interest $3,302,128, due 12/04/07)		3,233,000
	Total Repurchase Agreement (Cost $3,233,000)		3,233,000

	Securities Lending CollateralCC: 10.0%
48,960,906	The Bank of New York Institutional Cash Reserves Fund		48,960,906
	Total Securities Lending Collateral (Cost $48,960,906)		48,960,906
	Total Short-Term Investments (Cost $52,193,906)		52,193,906
	Total Investments In Securities (Cost $430,583,245)*	109.9%	$537,389,815
	Other Assets and Liabilities-Net	(9.9)	(48,539,321)
	Net Assets	100.0%	$488,850,494

@       Non-income producing security

@@   Foreign issuer

cc       Securities purchased with cash collateral for securities loaned.

S        Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.

W      When-issued or delayed delivery security

L        Loaned security, a portion or all of the security is on loan at May 31, 2005.

*        Cost for federal income tax purposes is $448,843,164

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$91,652,513
Gross Unrealized Depreciation	(3,105,862)
Net Unrealized Appreciation	$88,546,651

Information concerning open futures contracts at May 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S & P 500 Future	5	$1,490,375	06/15/2005	$9,663

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 99.5%
		Advertising: 0.3%
13,120	L	Catalina Marketing Corp.	$314,880
18,500		Harte-Hanks, Inc.	541,865
			856,745

		Aerospace/Defense: 0.3%
9,650	@,L	Alliant Techsystems, Inc.	691,905
1,450	@	Sequa Corp.	84,100
			776,005

		Agriculture: 0.1%
6,300	L	Universal Corp.	279,720
			279,720

		Airlines: 0.2%
17,100	@,L	Alaska Air Group, Inc.	504,792
			504,792

		Apparel: 0.2%
15,874	@	Timberland Co.	585,116
			585,116

		Auto Parts and Equipment: 0.9%
3,450		Bandag, Inc.	159,666
24,150	L	BorgWarner, Inc.	1,291,059
17,000	L	Lear Corp.	640,900
13,941		Modine Manufacturing Co.	423,806
			2,515,431

		Banks: 4.2%
32,594		Associated Banc-Corp	1,089,291
23,000		Bank of Hawaii Corp.	1,120,790
11,650		City National Corp.	827,500
92,243		Colonial BancGroup, Inc.	2,056,097
39,100	L	Commerce Bancorp, Inc.	1,085,025
12,504		Cullen/Frost Bankers, Inc.	557,803
8,568		FirstMerit Corp.	218,484
39,700		Hibernia Corp.	1,276,355
16,800	L	Investors Financial Services Corp.	697,032
20,054		Mercantile Bankshares Corp.	1,045,415
9,300	@,L	SVB Financial Group	444,168
32,150	L	TCF Financial Corp.	832,042
4,200	L	Texas Regional Bancshares, Inc.	120,918
3,354		Westamerica Bancorporation	176,588
17,282		Wilmington Trust Corp.	619,214
			12,166,722

		Beverages: 0.9%
51,900	@	Constellation Brands, Inc.	1,443,339
45,201		PepsiAmericas, Inc.	1,094,768
			2,538,107

		Biotechnology: 0.8%
16,950	@	Charles River Laboratories
		Intl., Inc.	815,126
13,000	@,L	Invitrogen Corp.	1,031,290
10,400	@,L	Protein Design Labs, Inc.	198,640
19,950	@,L	Vertex Pharmaceuticals, Inc.	277,704
			2,322,760

		Building Materials: 0.4%
11,684		Martin Marietta Materials, Inc.	713,308
10,500	L	York Intl. Corp.	432,600
			1,145,908

		Chemicals: 2.8%
7,200		Airgas, Inc.	$172,800
11,450		Albemarle Corp.	435,558
16,157	L	Cabot Corp.	468,553
6,300	@	Cabot Microelectronics Corp.	197,379
50,200	L	Crompton Corp.	770,570
10,900		Cytec Industries, Inc.	454,094
7,550	L	Ferro Corp.	145,262
8,781	@,L	FMC Corp.	486,906
15,950		Lubrizol Corp.	627,952
113,600		Lyondell Chemical Co.	2,696,864
2,050		Minerals Technologies, Inc.	137,965
17,700	L	Olin Corp.	332,229
28,350	L	RPM Intl., Inc.	498,960
11,900		Sensient Technologies Corp.	242,165
12,462	L	Valspar Corp.	590,699
			8,257,956

		Coal: 0.5%
30,500		Peabody Energy Corp.	1,456,070
			1,456,070

		Commercial Services: 4.5%
39,724		Adesa, Inc.	904,913
43,400	@	Alliance Data Systems Corp.	1,637,047
6,400		Banta Corp.	281,088
44,050	@,L	Career Education Corp.	1,527,213
22,750	@	ChoicePoint, Inc.	893,165
22,350	@,L	Corinthian Colleges, Inc.	345,531
12,850		Deluxe Corp.	519,269
16,696	@,L	DeVry, Inc.	343,103
17,550	@	Education Management Corp.	569,498
24,250	@,L	Gartner, Inc.	240,560
11,663	@	ITT Educational Services, Inc.	529,384
6,271	L	Kelly Services, Inc.	174,397
24,900	@,L	Korn/Ferry Intl.	394,914
5,050	@,L	Laureate Education, Inc.	235,835
23,000		Manpower, Inc.	916,090
56,474		MoneyGram Intl., Inc.	1,047,592
22,488	@	MPS Group, Inc.	210,937
39,906	@,L	Quanta Services, Inc.	360,351
17,950	@	Rent-A-Center, Inc.	424,697
12,478		Rollins, Inc.	254,551
30,400	@,L	Sotheby’s Holdings, Inc.	426,512
18,600	@,L	United Rentals, Inc.	373,488
12,650	@,L	Valassis Communications, Inc.	438,829
			13,048,964

		Computers: 4.7%
8,100	@,L	Anteon Intl. Corp.	357,939
30,600	@	BISYS Group, Inc.	466,650
113,750	@,L	Cadence Design Systems, Inc.	1,589,088
37,150	@	Ceridian Corp.	708,451
50,950	@	Cognizant Technology Solutions Corp.	2,445,599
18,400		Diebold, Inc.	921,104
20,350	@,L	DST Systems, Inc.	984,126
14,600		Imation Corp.	551,296
22,905		Jack Henry & Associates, Inc.	405,189
16,800	@,L	McData Corp.	64,008
16,575	L	National Instruments Corp.	385,369
14,870		Reynolds & Reynolds Co.	405,802
45,650	@,L	Sandisk Corp.	1,191,009
45,950	@	Storage Technology Corp.	1,483,266
96,700	@,L	Synopsys, Inc.	1,747,369
			13,706,265

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Distribution/Wholesale: 0.6%
19,000	L	CDW Corp.	$1,105,420
14,800	@	Tech Data Corp.	531,320
			1,636,740

		Diversified Financial Services: 2.7%
19,435		AG Edwards, Inc.	802,860
91,700	@,L	AmeriCredit Corp.	2,280,579
33,700		Eaton Vance Corp.	820,932
14,800	L	IndyMac Bancorp, Inc.	609,020
12,499		Jefferies Group, Inc.	442,590
28,225		Legg Mason, Inc.	2,319,530
17,301	L	Raymond James Financial, Inc.	465,570
			7,741,081

		Electric: 4.7%
14,587		Alliant Energy Corp.	402,601
52,412	@,L	Aquila, Inc.	196,021
7,150		Black Hills Corp.	261,833
34,878	L	DPL, Inc.	882,762
18,150	L	Duquesne Light Holdings, Inc.	345,395
37,243	L	Energy East Corp.	1,042,804
19,600	L	Great Plains Energy, Inc.	617,400
8,300	L	Hawaiian Electric Industries, Inc.	214,140
30,333		MDU Resources Group, Inc.	873,287
31,950		Northeast Utilities	632,930
13,650		NSTAR	799,071
23,066		OGE Energy Corp.	640,082
49,512		Pepco Holdings, Inc.	1,116,000
27,523		PNM Resources, Inc.	802,020
9,400		Puget Energy, Inc.	213,850
29,400		SCANA Corp.	1,238,622
29,000	@,L	Sierra Pacific Resources	346,550
22,387		Westar Energy, Inc.	516,468
30,550		Wisconsin Energy Corp.	1,108,965
24,997		WPS Resources Corp.	1,378,084
			13,628,885

		Electrical Components and
		Equipment: 1.5%
45,976	.	Ametek, Inc.	1,757,662
29,361	@	Energizer Holdings, Inc.	1,846,220
14,553		Hubbell, Inc.	661,288
			4,265,170

		Electronics: 1.7%
22,700		Amphenol Corp.	962,253
49,896	@	Arrow Electronics, Inc.	1,394,593
30,550	@,L	Avnet, Inc.	639,106
15,900	L	Gentex Corp.	284,292
14,644	@	Thomas & Betts Corp.	452,207
15,271	@	Varian, Inc.	568,081
47,111	@,L	Vishay Intertechnology, Inc.	607,732
			4,908,264

		Engineering and Construction: 0.4%
12,050	@,L	Dycom Industries, Inc.	236,662
8,200	L	Granite Construction, Inc.	192,290
14,600	@,L	Jacobs Engineering Group, Inc.	767,668
			1,196,620

		Entertainment: 0.7%
29,650	L	GTECH Holdings Corp.	837,316
19,253		International Speedway Corp.	1,052,368
12,550	@	Macrovision Corp.	$263,676
			2,153,360

		Environmental Control: 0.5%
37,200		Republic Services, Inc.	1,319,856
4,150	@,L	Stericycle, Inc.	205,923
			1,525,779

		Food: 2.7%
38,000	@	Dean Foods Co.	1,480,860
45,560		Hormel Foods Corp.	1,349,487
4,878	L	J.M. Smucker Co.	242,973
11,409		Ruddick Corp.	274,158
25,550	@	Smithfield Foods, Inc.	762,157
11,032		Tootsie Roll Industries, Inc.	341,440
76,323		Tyson Foods, Inc.	1,408,923
16,400	L	Whole Foods Market, Inc.	1,951,272
			7,811,270

		Forest Products and Paper: 0.3%
14,300		Bowater, Inc.	449,020
10,400	L	Longview Fibre Co.	207,688
13,421	L	P. H. Glatfelter Co.	150,315
1	@@	Stora Enso Oyj ADR	13
			807,036

		Gas: 0.8%
18,912		AGL Resources, Inc.	666,459
27,150	L	Oneok, Inc.	837,577
10,089		Vectren Corp.	275,329
13,119	L	WGL Holdings, Inc.	426,892
			2,206,257

		Hand/Machine Tools: 0.1%
9,700	L	Kennametal, Inc.	426,800
			426,800

		Healthcare-Products: 3.6%
7,078	@	Advanced Medical Optics, Inc.	273,272
15,850		Beckman Coulter, Inc.	1,110,451
29,000	@	Cytyc Corp.	678,890
31,250		Dentsply Intl., Inc.	1,782,812
15,050	@,L	Edwards Lifesciences Corp.	687,936
5,100	@	Gen-Probe, Inc.	198,186
21,500	@,L	Henry Schein, Inc.	866,235
24,684		Hillenbrand Industries, Inc.	1,245,555
34,800	@,L	Patterson Cos., Inc.	1,579,571
16,750		Steris Corp.	405,350
8,900	@,L	Techne Corp.	414,740
33,450	@	Varian Medical Systems, Inc.	1,258,055
			10,501,053

		Healthcare-Services: 4.7%
4,950	@	Apria Healthcare Group, Inc.	155,925
19,250	@	Community Health Systems, Inc.	700,123
27,305	@	Covance, Inc.	1,192,136
51,240	@	Coventry Health Care, Inc.	3,567,328
27,400	@,L	Health Net, Inc.	937,902
12,600	@	LifePoint Hospitals, Inc.	566,748
57,850	@,L	Lincare Holdings, Inc.	2,543,086
21,850	@	Pacificare Health Systems, Inc.	1,372,836
16,925	@	Renal Care Group, Inc.	782,612
8,000	@	Triad Hospitals, Inc.	405,760
25,150		Universal Health Services, Inc.	1,469,515
			13,693,971

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Holding Companies-Diversified: 0.3%
26,113		Leucadia National Corp.	$1,041,648
			1,041,648

		Home Builders: 1.7%
28,800		DR Horton, Inc.	995,616
36,350	L	Lennar Corp.	2,108,664
12,850	L	Thor Industries, Inc.	390,126
15,600	@,L	Toll Brothers, Inc.	1,444,404
			4,938,810

		Home Furnishings: 1.1%
9,850	L	Furniture Brands Intl., Inc.	198,084
35,850		Harman Intl. Industries, Inc.	2,970,531
			3,168,615

		Household Products/Wares: 1.2%
45,950	L	American Greetings Corp.	1,193,781
9,150		Blyth, Inc.	259,311
42,192		Church & Dwight, Inc.	1,525,663
2,822	@,L	Scotts Co.	200,277
13,350		Tupperware Corp.	301,710
			3,480,742

		Insurance: 6.4%
13,700	@	Allmerica Financial Corp.	478,404
38,357		American Financial Group, Inc.	1,243,534
16,950	L	AmerUs Group Co.	806,651
22,950	L	Arthur J Gallagher & Co.	633,879
15,800	L	Brown & Brown, Inc.	704,048
14,150	@@	Everest Re Group Ltd.	1,266,284
44,567		Fidelity National Financial, Inc.	1,603,966
19,950		First American Corp.	772,065
29,000	L	HCC Insurance Holdings, Inc.	1,137,090
15,986		Horace Mann Educators Corp.	290,945
39,600		Ohio Casualty Corp.	946,440
45,350		Old Republic Intl. Corp.	1,127,401
40,500		PMI Group, Inc.	1,530,900
17,300		Protective Life Corp.	695,287
22,350		Radian Group, Inc.	1,025,418
12,235		Stancorp Financial Group, Inc.	915,790
15,755		Unitrin, Inc.	784,441
71,362		WR Berkley Corp.	2,530,496
			18,493,039

		Internet: 1.8%
12,750	@	Avocent Corp.	357,000
20,900	@,L	Checkfree Corp.	780,197
9,000	@,L	F5 Networks, Inc.	460,890
18,850	@	Macromedia, Inc.	833,547
97,100	@,L	McAfee, Inc.	2,784,828
13,450	@,L	RSA Security, Inc.	165,435
			5,381,897

		Iron/Steel: 0.1%
10,450	L	Steel Dynamics, Inc.	281,001
			281,001

		Lodging: 1.1%
28,700		Boyd Gaming Corp.	1,517,082
79,300	@	Caesars Entertainment, Inc.	1,708,915
			3,225,997

		Machinery-Diversified: 0.8%
22,900	@,L	AGCO Corp.	420,444
13,600	@,L	Flowserve Corp.	$400,792
16,146		Graco, Inc.	563,334
7,300		Nordson, Corp.	226,957
3,450		Tecumseh Products Co.	94,323
18,225	@,L	Zebra Technologies Corp.	777,843
			2,483,693

		Media: 1.6%
26,696		Belo Corp.	656,188
10,900	@,L	Entercom Communications Corp.	361,880
11,350		Lee Enterprises, Inc.	471,025
6,100		Media General, Inc.	372,710
24,800	L	Reader’s Digest Association, Inc.	420,112
8,250	@,L	Scholastic Corp.	309,540
1,843		Washington Post Co.	1,529,690
22,600		Westwood One, Inc.	448,610
			4,569,755

		Metal Fabricate/Hardware: 1.0%
35,400		Precision Castparts Corp.	2,751,642
17,800		Worthington Industries, Inc.	298,328
			3,049,970

		Miscellaneous Manufacturing: 2.1%
13,300		Brink’s Co.	415,093
7,200		Carlisle Cos., Inc.	499,104
14,200		Crane Co.	373,034
33,440		Donaldson Co., Inc.	1,073,423
10,650		Harsco Corp.	618,020
12,913		Lancaster Colony Corp.	567,397
25,650	L	Pentair, Inc.	1,141,681
18,550	L	SPX Corp.	823,806
10,829		Teleflex, Inc.	605,883
			6,117,441

		Office Furnishings: 0.6%
16,800		Herman Miller, Inc.	489,048
22,250		HNI Corp.	1,147,878
			1,636,926

		Oil and Gas: 5.0%
13,800		ENSCO Intl., Inc.	459,540
36,750	@	Forest Oil Corp.	1,461,180
32,600		Helmerich & Payne, Inc.	1,351,922
22,150		Murphy Oil Corp.	2,165,163
70,700	@	Newfield Exploration Co.	2,718,414
25,050	L	Noble Energy, Inc.	1,862,969
16,600		Patterson-UTI Energy, Inc.	439,734
37,650		Pioneer Natural Resources Co.	1,510,895
18,000	@	Plains Exploration & Production Co.	549,900
27,700		Pogo Producing Co.	1,369,488
31,200	@	Pride Intl., Inc.	703,560
			14,592,765

		Oil and Gas Services: 1.6%
13,800	@,L	Cooper Cameron Corp.	815,718
16,850	@	FMC Technologies, Inc.	531,618
29,850	@,L	Grant Prideco, Inc.	716,997
8,000	@,L	Hanover Compressor Co.	83,440
15,300		Tidewater, Inc.	529,380
35,850	@,L	Weatherford Intl. Ltd.	1,884,634
			4,561,787

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Packaging and Containers: 0.3%
8,500		Packaging Corp. of America	$185,640
23,470		Sonoco Products Co.	625,006
			810,646

		Pharmaceuticals: 2.3%
51,850	@	Barr Pharmaceuticals, Inc.	2,635,017
5,900	@,L	Cephalon, Inc.	250,278
55,900	@,L	IVAX Corp.	1,098,435
8,800		Perrigo Co.	136,752
26,200	@,L	Sepracor, Inc.	1,591,912
23,200		Valeant Pharmaceuticals Intl.	478,616
17,250	@,L	VCA Antech, Inc.	427,110
			6,618,120

		Pipelines: 0.9%
6,371		Equitable Resources, Inc.	404,941
34,622	L	National Fuel Gas Co.	969,416
22,350		Questar Corp.	1,408,944
			2,783,301

		Real Estate Investment Trusts: 2.6%
20,700		AMB Property Corp.	834,417
27,050		Developers Diversified Realty Corp.	1,233,479
13,550		Highwoods Properties, Inc.	372,896
15,400	L	Hospitality Properties Trust	676,368
22,050		Liberty Property Trust	910,445
5,750		Mack-Cali Realty Corp.	253,518
26,131	L	New Plan Excel Realty Trust	703,969
12,723		Rayonier, Inc.	667,830
16,000	L	Regency Centers Corp.	893,600
13,900	L	United Dominion Realty Trust, Inc.	320,395
21,400		Weingarten Realty Investors	813,414
			7,680,331

		Retail: 10.3%
15,700	@,L	99 Cents Only Stores	190,284
46,950		Abercrombie & Fitch Co.	2,691,643
18,650	@,L	Advance Auto Parts, Inc.	1,105,386
36,700	@,L	Aeropostale, Inc.	1,000,075
80,300	L	American Eagle Outfitters, Inc.	2,272,489
18,100	@,L	AnnTaylor Stores Corp.	466,256
19,925		Applebees Intl., Inc.	543,355
43,950	@	Barnes & Noble, Inc.	1,663,507
17,550	@,L	BJ’s Wholesale Club, Inc.	529,133
3,600		Bob Evans Farms, Inc.	84,240
32,720		Borders Group, Inc.	827,489
38,400	@	Brinker Intl., Inc.	1,444,607
10,300	@	Carmax, Inc.	262,959
12,150	L	CBRL Group, Inc.	494,748
18,475	@,L	Cheesecake Factory, Inc.	652,352
46,000	@,L	Chico’s FAS, Inc.	1,573,659
42,550		Claire’s Stores, Inc.	1,003,329
19,750	@,L	Copart, Inc.	489,603
28,400	@,L	Dollar Tree Stores, Inc.	704,320
39,400		Foot Locker, Inc.	1,040,554
72,100	L	Michaels Stores, Inc.	3,036,130
12,950	@,L	O’Reilly Automotive, Inc.	719,373
17,500		Outback Steakhouse, Inc.	774,375
18,250	@,L	Pacific Sunwear of California, Inc.	383,250
41,650	@,L	Payless Shoesource, Inc.	$700,970
36,950		PETsMART, Inc.	1,173,902
8,550	L	Pier 1 Imports, Inc.	143,555
10,400		Regis Corp.	392,912
36,550		Ross Stores, Inc.	1,029,979
16,450	L	Ruby Tuesday, Inc.	416,021
18,400	@,L	Urban Outfitters, Inc.	981,456
29,950	@,L	Williams-Sonoma, Inc.	1,177,933
			29,969,844

		Savings and Loans: 0.7%
26,150	L	Astoria Financial Corp.	720,171
19,850	L	Independence Community Bank Corp.	743,978
21,373	L	Washington Federal, Inc.	487,732
			1,951,881

		Semiconductors: 2.9%
45,800	@,L	Atmel Corp.	137,400
19,600	@,L	Cree, Inc.	588,784
30,650	@	Fairchild Semiconductor Intl., Inc.	438,295
15,200	@,L	Integrated Circuit Systems, Inc.	322,088
26,700	@	Integrated Device Technology, Inc.	326,541
17,350	@,L	International Rectifier Corp.	828,983
37,550	L	Intersil Corp.	704,438
83,200	@,L	Lam Research Corp.	2,552,576
19,350	@	Lattice Semiconductor Corp.	81,657
20,050	@,L	Micrel, Inc.	232,580
53,100		Microchip Technology, Inc.	1,573,884
7,600	@,L	Semtech Corp.	138,624
11,950	@,L	Silicon Laboratories, Inc.	331,374
28,300	@	Triquint Semiconductor, Inc.	95,937
			8,353,161

		Software: 2.6%
48,600	@	Activision, Inc.	765,936
22,000		Acxiom Corp.	405,900
18,700	@,L	Advent Software, Inc.	375,122
15,750	L	Certegy, Inc.	591,413
11,100	@,L	CSG Systems Intl., Inc.	211,122
17,671	@	Dun & Bradstreet Corp.	1,085,706
28,601		Fair Isaac Corp.	979,584
12,700	@,L	Keane, Inc.	170,434
20,976		SEI Investments Co.	729,126
62,540	@	Sybase, Inc.	1,275,815
23,278	@	Transaction Systems Architects, Inc.	530,273
32,650	@,L	Wind River Systems, Inc.	535,134
			7,655,565

		Telecommunications: 1.3%
17,100		Adtran, Inc.	375,687
62,918	@	Cincinnati Bell, Inc.	248,526
31,750	@,L	CommScope, Inc.	537,210
34,600		Harris Corp.	994,403
10,950	@,L	Newport Corp.	153,848
4,800		Plantronics, Inc.	165,216
22,850	@	Polycom, Inc.	390,964
26,724		Telephone & Data Systems Inc	1,025,534
			3,891,388

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Transportation: 2.9%
11,150	L	Alexander & Baldwin, Inc.	$495,618
21,500		CH Robinson Worldwide, Inc.	1,229,155
34,400		CNF, Inc.	1,532,520
10,450		Expeditors Intl. Washington, Inc.	532,741
37,200	L	J.B. Hunt Transport Services, Inc.	746,976
22,800	L	Overseas Shipholding Group, Inc.	1,393,080
25,950	@,L	Swift Transportation Co., Inc.	637,073
6,425	L	Werner Enterprises, Inc.	120,854
31,845	@,L	Yellow Roadway Corp.	1,680,778
			8,368,795

		Trucking and Leasing: 0.4%
32,800		GATX Corp.	1,094,536
			1,094,536

		Water: 0.1%
8,661		Aqua America, Inc.	235,752
			235,752

		Total Common Stock (Cost $237,685,304)	289,100,253

Principal Amount				Value

SHORT-TERM INVESTMENTS: 19.7%

		Repurchase Agreement: 0.5%
$1,338,000	S	Goldman Sachs Repurchase Agreement dated 05/31/05 3.030%, due 06/01/05,
		$1,338,113 to be received upon repurchase (Collateralized by $1,384,000
		of various Federal National Mortgage Association obligations,
		3.250%-3.600%, Market Value Plus accrued interest $1,365,677, due 03/14/08-05/22/08)		1,338,000
		Total Repurchase Agreement (Cost $1,338,000)		1,338,000

		Securities Lending CollateralCC: 19.2%
$55,848,409		The Bank of New York Institutional Cash Reserves Fund		$55,848,409
		Total Securities Lending Collateral (Cost $55,848,409)		55,848,409
		Total Short-Term Investments (Cost $57,186,409)		57,186,409
		Total Investments In Securities (Cost $294,871,713)*	119.2%	$346,286,662
		Other Assets and Liabilities-Net	(19.2)	(55,696,015)
		Net Assets	100.0%	$290,590,647

@       Non-income producing security

@@   Foreign issuer

ADR  American Depositary Receipt

cc       Securities purchased with cash collateral for securities loaned.

S        Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.

L        Loaned security, a portion or all of the security is on loan at May 31, 2005.

*        Cost for federal income tax purposes is $298,224,900

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$51,483,573
Gross Unrealized Depreciation	(3,421,811)
Net Unrealized Appreciation	$48,061,762

Information concerning open futures contracts at May 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain
S & P 400 Future	3	$1,006,050	06/16/2005	$11,328

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 100.0%
		Advertising: 0.3%
10,495	L	ADVO, Inc.	$325,870
			325,870

		Aerospace/Defense: 3.1%
6,490	@,L	Armor Holdings, Inc.	244,998
4,040		Curtiss-Wright Corp.	220,907
14,360	@	DRS Technologies, Inc.	676,069
3,520		EDO Corp.	100,214
20,042	L	Engineered Support Systems, Inc.	781,639
4,580	@	Esterline Technologies Corp.	178,162
4,940		Kaman Corp.	76,422
18,287	@,L	Moog, Inc.	555,010
17,410	@	Teledyne Technologies, Inc.	550,504
3,280	@	Triumph Group, Inc.	116,374
			3,500,299

		Agriculture: 0.3%
33,609		Alliance One International, Inc.	215,434
5,243		Delta & Pine Land Co.	141,561
			356,995

		Airlines: 0.4%
11,670	@,L	Mesa Air Group, Inc.	74,455
19,250	L	Skywest, Inc.	351,120
			425,575

		Apparel: 2.2%
1,920	@	Ashworth, Inc.	18,432
5,330	@	Gymboree Corp.	70,569
1,250		Haggar Corp.	23,075
16,840		K-Swiss, Inc.	540,564
5,330	L	Kellwood Co.	134,103
3,010		Oshkosh B’Gosh, Inc.	77,899
2,850		Oxford Industries, Inc.	101,916
5,720		Phillips-Van Heusen Corp.	177,263
23,180	@	Quiksilver, Inc.	369,026
6,410		Russell Corp.	119,867
14,678		Stride Rite Corp.	174,521
31,115	L	Wolverine World Wide, Inc.	715,022
			2,522,257

		Auto Manufacturers: 1.0%
14,290		Oshkosh Truck Corp.	1,139,485
2,200		Wabash National Corp.	54,802
			1,194,287

		Auto Parts and Equipment: 0.1%
3,710		Standard Motor Products, Inc.	41,812
4,540	L	Superior Industries Intl., Inc.	102,831
			144,643

		Banks: 5.6%
5,886		Central Pacific Financial Corp.	208,953
8,548		Chittenden Corp.	224,385
5,600		Community Bank System, Inc.	130,480
9,890		East-West Bancorp, Inc.	332,700
19,155	@@	First Bancorp Puerto Rico	734,211
8,490	L	First Midwest Bancorp, Inc.	294,518
11,906		First Republic Bank	381,944
36,500	L	Fremont General Corp.	785,114
3,260	L	Gold Banc Corp., Inc.	45,281
8,090		Hudson United BanCorp	276,274
4,518		Irwin Financial Corp.	$94,833
6,790	L	Nara Bancorp, Inc.	94,313
4,010	L	PrivateBancorp, Inc.	135,498
5,938		Provident Bankshares Corp.	187,878
13,420		Republic Bancorp, Inc.	185,263
14,422	L	South Financial Group, Inc.	393,000
14,979		Sterling Bancshares, Inc.	203,714
8,880	L	Susquehanna Bancshares, Inc.	202,109
5,856		Trustco Bank Corp.	72,907
18,260		UCBH Holdings, Inc.	312,246
8,780		Umpqua Holdings Corp.	204,662
8,675		United Bankshares, Inc.	290,179
12,225		Whitney Holding Corp.	387,655
4,290	L	Wintrust Financial Corp.	214,800
			6,392,917

		Biotechnology: 0.4%
13,610	@	Arqule, Inc.	89,146
4,550		Cambrex Corp.	82,355
5,850	@	Enzo Biochem, Inc.	89,329
1,970	@,L	Integra LifeSciences Holdings Corp.	65,837
9,437	@	Regeneron Pharmaceuticals, Inc.	58,793
6,860	@	Savient Pharmaceuticals, Inc.	23,050
			408,510

		Building Materials: 1.3%
4,910		Apogee Enterprises, Inc.	68,691
3,600		ElkCorp	118,800
7,465		Florida Rock Industries, Inc.	488,584
11,772		Lennox Intl., Inc.	250,037
4,636	L	Simpson Manufacturing Co., Inc.	133,239
7,500		Texas Industries, Inc.	345,150
3,140		Universal Forest Products, Inc.	124,972
			1,529,473

		Chemicals: 1.2%
5,675		Arch Chemicals, Inc.	133,760
6,790		Georgia Gulf Corp.	215,786
5,650		HB Fuller Co.	183,060
9,703		Macdermid, Inc.	282,454
9,470	@	OM Group, Inc.	238,644
8,127	@	Omnova Solutions, Inc.	32,996
18,460	@	PolyOne Corp.	124,051
1,160		Quaker Chemical Corp.	20,532
10,650		Wellman, Inc.	119,706
			1,350,989

		Coal: 0.5%
15,280	L	Massey Energy Co.	617,770
			617,770

		Commercial Services: 4.4%
8,680		Aaron Rents, Inc.	196,255
8,560		ABM Industries, Inc.	163,239
4,710		Administaff, Inc.	100,606
6,200		Arbitron, Inc.	250,108
6,510		Bowne & Co., Inc.	86,258
5,620		Central Parking Corp.	94,978
8,402		Chemed Corp.	355,237
3,980	@	Coinstar, Inc.	75,381
4,350	@,L	Consolidated Graphics, Inc.	184,136
2,970		CPI Corp.	54,054
5,850	@	Cross Country Healthcare, Inc.	99,158

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Commercial Services (continued)
11,500		Healthcare Services Group	$215,050
10,089	@,L	Heidrick & Struggles Intl., Inc.	253,335
9,460		Hooper Holmes, Inc.	37,840
2,200	@,L	iPayment, Inc.	83,908
23,600	@,L	Labor Ready, Inc.	487,103
4,370		Maximus, Inc.	149,847
1,180	@	Midas, Inc.	27,730
2,528	@,L	NCO Group, Inc.	50,206
4,600	@,L	Parexel Intl. Corp.	83,950
21,378	@	Pharmaceutical Product Development, Inc.	1,034,267
5,630	L	Pre-Paid Legal Services, Inc.	212,082
11,820	@	PRG-Schultz Intl., Inc.	45,625
2,730	@,L	SFBC Intl., Inc.	95,577
2,700	@	SourceCorp., Inc.	57,807
5,220	@,L	Vertrue, Inc.	197,316
3,990		Viad Corp.	110,922
2,620	@	Volt Information Sciences, Inc.	51,483
5,800		Watson Wyatt & Co. Holdings	152,656
			5,006,114

		Computers: 3.4%
16,300	L	Agilysys, Inc.	250,694
5,450	@	Brooktrout, Inc.	54,337
13,810	@	CACI Intl., Inc.	890,192
8,320	@	Carreker Corp.	43,680
4,870	@	Catapult Communications Corp.	68,521
9,930	@,L	Ciber, Inc.	80,930
3,060		Factset Research Systems, Inc.	97,951
4,970	@,L	Hutchinson Technology, Inc.	205,609
6,662	@	Kronos, Inc.	300,856
5,960	@,L	Manhattan Associates, Inc.	126,590
6,515	@,L	Mercury Computer Systems, Inc.	188,284
19,040	@	Micros Systems, Inc.	856,418
9,940		MTS Systems Corp.	317,184
4,490	@	Nyfix, Inc.	22,675
4,280	@	Radiant Systems, Inc.	44,769
4,950	@,L	Radisys Corp.	80,042
2,090	@,L	Synaptics, Inc.	40,191
6,841		Talx Corp.	191,001
			3,859,924

		Distribution/Wholesale: 1.4%
4,653	@	Bell Microproducts, Inc.	38,155
2,670		Building Material Holding Corp.	165,620
13,310		Hughes Supply, Inc.	346,060
7,690		Owens & Minor, Inc.	238,390
10,331		SCP Pool Corp.	370,056
6,610	@	United Stationers, Inc.	324,088
3,653		Watsco, Inc.	161,426
			1,643,795

		Diversified Financial Services: 0.4%
3,280	L	Financial Federal Corp.	122,344
7,470	@,L	Investment Technology
		Group, Inc.	147,458
4,194		SWS Group, Inc.	66,349
5,658	@	World Acceptance Corp.	147,391
			483,542

		Electric: 1.0%
10,630		Avista Corp.	187,407
2,530		Central Vermont Public Service Corp.	53,130
3,380	L	CH Energy Group, Inc.	152,776
9,470	L	Cleco Corp.	$197,828
7,787	@	El Paso Electric Co.	156,285
1,310		Green Mountain Power Corp.	38,278
2,900		UIL Holdings Corp.	150,336
7,020		Unisource Energy Corp.	201,966
			1,138,006

		Electrical Components and Equipment: 0.5%
7,920	@	Artesyn Technologies, Inc.	65,182
9,020		Belden CDT, Inc.	181,482
4,460		C&D Technologies, Inc.	32,647
4,045	@,L	Intermagnetics General Corp.	116,779
2,858	@	Littelfuse, Inc.	85,969
4,159		Vicor Corp.	55,315
			537,374

		Electronics: 4.6%
4,197	L	Analogic Corp.	178,331
2,750		BEI Technologies, Inc.	70,703
3,806		Bel Fuse, Inc.	113,799
8,115	@,L	Benchmark Electronics, Inc.	257,002
23,256		Brady Corp.	710,935
3,168	@	Checkpoint Systems, Inc.	55,820
16,026	@	Coherent, Inc.	526,133
2,410	L	CTS Corp.	25,667
2,744	L	Cubic Corp.	48,294
7,300	@,L	Cymer, Inc.	207,393
3,230	@	Daktronics, Inc.	75,227
6,972	@	Dionex Corp.	312,694
9,540	@	Electro Scientific Industries, Inc.	171,148
6,240	@,L	FEI Co.	129,917
14,360	@,L	Flir Systems, Inc.	384,848
4,220	@,L	Itron, Inc.	173,484
5,220		Keithley Instruments, Inc.	76,891
6,360	@	Meade Instruments Corp.	17,554
7,550	L	Methode Electronics, Inc.	90,147
6,390		Park Electrochemical Corp.	148,248
19,600	@	Paxar Corp.	345,352
1,310	@,L	Rogers Corp.	54,221
2,420	@	SBS Technologies, Inc.	23,498
4,240	@,L	Sonic Solutions, Inc.	64,787
5,843	L	Technitrol, Inc.	76,719
10,025	@	Trimble Navigation Ltd.	398,093
6,180		Watts Industries, Inc.	215,249
2,510		Woodward Governor Co.	194,199
4,740		X-Rite, Inc.	52,424
			5,198,777

		Energy-Alternate Sources: 0.4%
13,296	@,L	Headwaters, Inc.	439,832
			439,832

		Engineering and Construction: 0.8%
2,750	@,L	Emcor Group, Inc.	130,625
2,160	@	Insituform Technologies, Inc.	32,054
21,741	@,L	Shaw Group, Inc.	438,082
8,000	@	URS Corp.	270,640
			871,401

		Entertainment: 0.7%
13,946	@	Argosy Gaming Co.	646,676
3,150	@	Pinnacle Entertainment, Inc.	54,905
2,815	@,L	Shuffle Master, Inc.	77,131
			778,712

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Environmental Control: 0.4%
4,814	@,L	Aleris Intl., Inc.	$114,669
9,655	@,L	Waste Connections, Inc.	358,008
			472,677

		Food: 1.7%
16,420		Corn Products Intl., Inc.	362,718
8,430	L	Flowers Foods, Inc.	275,240
2,800	@	Great Atlantic & Pacific Tea Co.	69,804
2,670	@,L	Hain Celestial Group, Inc.	48,060
2,046		J&J Snack Foods Corp.	100,991
6,207		Lance, Inc.	109,740
4,750		Nash Finch Co.	169,005
4,640	@,L	Performance Food Group Co.	125,558
12,740	@	Ralcorp Holdings, Inc.	485,903
3,710		Sanderson Farms, Inc.	140,609
			1,887,628

		Forest Products and Paper: 0.6%
6,160	@	Buckeye Technologies, Inc.	50,943
9,570	@	Caraustar Industries, Inc.	100,485
2,120		Deltic Timber Corp.	82,044
1,180		Neenah Paper, Inc.	35,317
4,240		Pope & Talbot, Inc.	46,767
6,840		Rock-Tenn Co.	78,728
2,550		Schweitzer-Mauduit Intl., Inc.	76,424
13,626		Wausau-Mosinee Paper Corp.	170,326
			641,034

		Gas: 3.3%
18,320		Atmos Energy Corp.	518,273
8,140		Energen Corp.	530,565
4,610		Laclede Group, Inc.	137,839
6,040		Northwest Natural Gas Co.	218,648
16,810	L	Piedmont Natural Gas Co.	411,173
21,582	@,L	Southern Union Co.	528,112
7,830	L	Southwest Gas Corp.	195,593
44,628		UGI Corp.	1,183,088
			3,723,291

		Hand/Machine Tools: 0.2%
3,880		Baldor Electric Co.	97,582
5,795		Regal-Beloit Corp.	148,932
			246,514

		Healthcare-Products: 5.0%
12,600	@	American Medical Systems
		Holdings, Inc.	251,496
3,180	@	Biosite, Inc.	173,978
5,860	@	Conmed Corp.	183,652
8,640		Cooper Cos., Inc.	570,671
4,450	@,L	Cyberonics, Inc.	162,381
3,345		Datascope Corp.	101,822
2,080	L	Diagnostic Products Corp.	90,563
3,887	@	DJ Orthopedics, Inc.	107,864
9,160	@	Haemonetics Corp.	372,812
3,330	@,L	Hologic, Inc.	122,577
2,030	@,L	ICU Medical, Inc.	66,929
6,200	@	Idexx Laboratories, Inc.	357,926
8,867	@	Immucor, Inc.	297,045
5,980	L	Invacare Corp.	266,768
820	@,L	Kensey Nash Corp.	22,304
4,090		LCA-Vision, Inc.	180,696
6,890	L	Mentor Corp.	281,870
4,470	@	Merit Medical Systems, Inc.	$65,396
1,920	L	PolyMedica Corp.	67,392
3,280	@	Possis Medical, Inc.	34,538
6,840	@	Resmed, Inc.	427,295
11,070	@	Respironics, Inc.	739,918
3,280	@	Surmodics, Inc.	129,298
7,280	@	Sybron Dental Specialties, Inc.	269,870
5,200	@,L	Viasys Healthcare, Inc.	120,900
4,851		Vital Signs, Inc.	204,567
			5,670,528

		Healthcare-Services: 3.9%
3,020	@,L	Amedisys, Inc.	91,234
5,950	@,L	American Healthways, Inc.	233,657
22,760	@	Amerigroup Corp.	893,101
5,470	@,L	Amsurg Corp.	147,471
21,090	@,L	Centene Corp.	678,044
4,340	@	Gentiva Health Services, Inc.	68,963
3,280	@	LabOne, Inc.	126,411
6,650	@,L	Odyssey Healthcare, Inc.	88,179
7,250	@	Pediatrix Medical Group, Inc.	533,818
8,290	@	Rehabcare Group, Inc.	230,379
12,660	@,L	Sierra Health Services, Inc.	836,446
3,690	@,L	Sunrise Senior Living, Inc.	192,434
5,050	@	United Surgical Partners Intl., Inc.	243,107
			4,363,244

		Home Builders: 2.9%
12,310	@,L	Champion Enterprises, Inc.	119,776
7,550		Mdc Holdings, Inc.	545,186
4,710	@,L	Meritage Homes Corp.	342,511
1,930	@,L	NVR, Inc.	1,464,870
1,380		Skyline Corp.	53,958
6,770	L	Standard-Pacific Corp.	542,412
6,100		Winnebago Industries, Inc.	199,409
			3,268,122

		Home Furnishings: 0.1%
873		Bassett Furniture Industries, Inc.	17,050
2,770	L	Ethan Allen Interiors, Inc.	86,424
8,669	L	Fedders Corp.	19,245
			122,719

		Household Products/Wares: 0.8%
11,075	@	Fossil, Inc.	236,451
4,940		Harland John H. Co.	186,090
423		Russ Berrie & Co., Inc.	5,503
9,340	@	Spectrum Brands, Inc.	345,300
4,160		WD-40 Co.	120,557
			893,901

		Housewares: 0.9%
1,820	@	Enesco Group, Inc.	7,007
1,940		Libbey, Inc.	36,957
1,200		National Presto Industries, Inc.	51,420
20,400		Toro Co.	878,220
			973,604

		Insurance: 4.9%
9,982		Delphi Financial Group, Inc.	423,237
7,060		Hilb Rogal & Hamilton Co.	240,675
6,950	L	Infinity Property & Casualty Corp.	222,400

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Insurance (continued)
9,370		Landamerica Financial Group, Inc.	$526,594
10,022	@,L	Philadelphia Consolidated Holding Co.	826,513
10,144		Presidential Life Corp.	153,682
14,225	@,L	Proassurance Corp.	556,482
11,740	L	RLI Corp.	513,508
263	@	SCPIE Holdings, Inc.	2,951
14,628		Selective Insurance Group, Inc.	704,045
3,570		Stewart Information Services Corp.	140,123
20,500	L	UICI	515,575
11,350	L	Zenith National Insurance Corp.	719,022
			5,544,807

		Internet: 1.0%
6,560	@,L	Digital Insight Corp.	142,614
9,590	@	Internet Security Systems, Inc.	212,898
4,390	@,L	j2 Global Communications, Inc.	154,001
22,450	@,L	Napster, Inc.	95,188
6,900	@	PC-Tel, Inc.	50,439
7,520	@	Verity, Inc.	64,146
7,590	@	Webex Communications, Inc.	203,867
4,680	@,L	Websense, Inc.	251,363
			1,174,516

		Iron/Steel: 0.8%
8,090		Carpenter Technology Corp.	436,860
4,240	L	Cleveland-Cliffs, Inc.	248,591
1,820	@	Material Sciences Corp.	22,204
6,400		Reliance Steel & Aluminum Co.	246,336
			953,991

		Leisure Time: 1.2%
9,253		Arctic Cat, Inc.	199,865
6,250	L	Nautilus Group, Inc.	167,313
1,620	@,L	Pegasus Solutions, Inc.	17,431
17,930	L	Polaris Industries, Inc.	940,787
			1,325,396

		Lodging: 0.2%
2,750	@	Aztar Corp.	87,835
8,137		Marcus Corp.	179,258
			267,093

		Machinery-Construction and Mining: 0.3%
3,654	@	Astec Industries, Inc.	80,132
8,500		JLG Industries, Inc.	216,665
			296,797

		Machinery-Diversified: 2.0%
8,672		Albany Intl. Corp.	271,173
13,027		Applied Industrial Technologies, Inc.	396,542
8,360		Cognex Corp.	217,026
8,280	@	Gardner Denver, Inc.	317,538
6,767	@	Gerber Scientific, Inc.	49,940
9,930		IDEX Corp.	381,411
5,350		Manitowoc Co.	216,836
9,650		Stewart & Stevenson Services, Inc.	230,539
5,361		Thomas Industries, Inc.	213,743
			2,294,748

		Media: 0.1%
2,780	@,L	4Kids Entertainment, Inc.	$52,820
2,550		Thomas Nelson, Inc.	59,288
			112,108

		Metal Fabricate/Hardware: 1.9%
2,730	@	AM Castle & Co.	38,193
11,770	L	Commercial Metals Co.	307,903
5,580		Kaydon Corp.	159,253
3,688		Lawson Products, Inc.	157,846
7,250		Mueller Industries, Inc.	195,750
12,735		Quanex Corp.	660,819
18,710		Timken Co.	439,685
4,468		Valmont Industries, Inc.	107,009
4,690	@	Wolverine Tube, Inc.	33,815
			2,100,273

		Mining: 0.3%
4,231		AMCOL Intl. Corp.	82,081
5,480	@,L	Century Aluminum Co.	122,807
4,290	@	RTI International Metals, Inc.	117,503
			322,391

		Miscellaneous Manufacturing: 2.3%
3,190		Acuity Brands, Inc.	78,315
4,870		AO Smith Corp.	152,723
15,913		AptarGroup, Inc.	795,649
4,100		Barnes Group, Inc.	125,788
4,545	@,L	Ceradyne, Inc.	104,944
9,980		Clarcor, Inc.	280,338
1,390	@	Cuno, Inc.	98,829
5,030	@	Griffon Corp.	100,248
1,530	@	Lydall, Inc.	12,607
1,100	@,I,X	MascoTech, Inc.	—
5,792		Myers Industries, Inc.	64,581
8,360		Roper Industries, Inc.	584,364
2,187		Standex Intl. Corp.	58,524
690		Sturm Ruger & Co., Inc.	5,617
6,710		Tredegar Corp.	102,328
			2,564,855

		Office Furnishings: 0.1%
8,630	@,L	Interface, Inc.	66,020
			66,020

		Office/Business Equipment: 0.1%
4,424	@,L	Global Imaging Systems, Inc.	140,639
			140,639

		Oil and Gas: 4.3%
2,630	@	Atwood Oceanics, Inc.	150,673
10,265		Cabot Oil & Gas Corp.	321,808
20,110	@,L	Cimarex Energy Co.	756,738
13,730	L	Frontier Oil Corp.	671,534
1,350		Penn Virginia Corp.	55,715
9,070	@	Petroleum Development Corp.	236,999
13,120	@,L	Remington Oil & Gas Corp.	406,720
6,970	@	Southwestern Energy Co.	486,506
5,770	@,L	Spinnaker Exploration Co.	176,966
11,620	L	St. Mary Land & Exploration Co.	302,352
8,250	@,L	Stone Energy Corp.	354,998
9,150	@,L	Swift Energy Co.	312,473
7,950	@,L	Unit Corp.	310,209
12,000		Vintage Petroleum, Inc.	331,440
			4,875,131

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Oil and Gas Services: 1.6%
7,410	@	Cal Dive Intl., Inc.	$336,414
2,780		Carbo Ceramics, Inc.	199,159
3,020	@	Dril-Quip, Inc.	82,597
4,200	@,L	Hydril Co.	218,022
9,550	@,L	Lone Star Technologies, Inc.	395,848
7,610	@,L	Maverick Tube Corp.	229,898
1,920	@	Oceaneering Intl., Inc.	70,080
3,250	@,L	Seacor Smit, Inc.	188,695
2,590	@,L	Veritas DGC, Inc.	69,930
2,200	@	W-H Energy Services, Inc.	47,674
			1,838,317

		Packaging and Containers: 0.1%
3,110		Chesapeake Corp.	64,906
			64,906

		Pharmaceuticals: 1.0%
4,363	@	Accredo Health, Inc.	195,550
12,558	L	Alpharma, Inc.	161,621
2,730	@,L	Bradley Pharmaceuticals, Inc.	27,327
6,750	@,L	Connetics Corp.	150,323
10,901	L	Medicis Pharmaceutical Corp.	307,190
6,900		Natures Sunshine Prods, Inc.	113,643
1,860	@	Noven Pharmaceuticals, Inc.	33,480
4,231	@	Priority Healthcare Corp.	96,805
7,370	@	Theragenics Corp.	25,279
			1,111,218

		Real Estate Investment Trusts: 2.3%
3,170	L	Capital Automotive	113,423
7,600	L	Colonial Properties Trust	310,080
9,390		Commercial Net Lease Realty	182,166
4,590		Entertainment Properties Trust	204,255
4,640		Essex Property Trust, Inc.	371,200
2,270		Gables Residential Trust	82,651
5,290		Kilroy Realty Corp.	239,002
8,432	L	Lexington Corporate Properties
		Trust	194,189
10,100	L	New Century Financial Corp.	514,594
2,310		Parkway Properties, Inc.	111,458
3,700		Shurgard Storage Centers, Inc.	161,505
3,121	L	Sovran Self Storage, Inc.	139,165
			2,623,688

		Retail: 9.3%
3,040		Brown Shoe Co., Inc.	106,704
6,250		Burlington Coat Factory
		Warehouse Corp.	207,188
12,705		Casey’s General Stores, Inc.	229,198
4,830		Cash America Intl., Inc.	83,076
10,540		Cato Corp.	304,184
11,507	@	CEC Entertainment, Inc.	466,609
4,540	@,L	Childrens Place Retail Stores, Inc.	212,063
6,840	L	Christopher & Banks Corp.	125,172
5,840	@	Dress Barn, Inc.	105,704
3,483	@,L	Electronics Boutique Holdings Corp.	206,577
9,750		Finish Line	194,220
16,350	@	GameStop Corp.	438,834
4,190	@,L	Genesco, Inc.	143,508
6,710		Goody’s Family Clothing, Inc.	47,641
4,000	@,L	Group 1 Automotive, Inc.	106,840
5,050	@,L	Guitar Center, Inc.	287,800
4,230		Haverty Furniture Cos., Inc.	59,770
4,140	@,L	Hibbett Sporting Goods, Inc.	145,397
3,600	@,L	HOT Topic, Inc.	$77,292
4,080		Ihop Corp.	194,249
4,060	@	J Jill Group, Inc.	51,765
18,260	@,L	Jack in The Box, Inc.	757,424
10,659	@	Jo-Ann Stores, Inc.	285,128
5,650	L	Landry’s Restaurants, Inc.	169,331
8,530	@	Linens ‘N Things, Inc.	207,876
4,803		Lone Star Steakhouse & Saloon, Inc.	145,099
12,270		Longs Drug Stores Corp.	503,560
11,420	@,L	Men’s Wearhouse, Inc.	586,644
5,800	L	Movie Gallery, Inc.	185,368
3,160	@	O’Charleys, Inc.	58,681
6,100	@,L	Panera Bread Co.	385,520
2,500	@,L	Papa John’s Intl., Inc.	97,500
4,750	@,L	PF Chang’s China Bistro, Inc.	281,533
6,095	@	Rare Hospitality Intl., Inc.	189,128
7,130	@	Ryan’s Restaurant Group, Inc.	99,535
6,710	@,L	Select Comfort Corp.	163,053
5,490	L	Shopko Stores, Inc.	130,168
7,570		Sonic Automotive, Inc.	161,392
11,708	@	Sonic Corp.	398,072
3,280	@,L	Stage Stores, Inc.	128,084
4,730	@	Steak N Shake Co.	97,391
17,950	@	Stein Mart, Inc.	431,877
4,210	@	TBC Corp.	107,481
18,150	@,L	Too, Inc.	360,822
6,950	@,L	Tractor Supply Co.	308,719
11,176		Triarc Cos.	160,934
9,450	@,L	Zale Corp.	294,651
			10,488,762

		Savings and Loans: 2.1%
4,007		Anchor Bancorp Wisconsin, Inc.	110,673
10,650		BankAtlantic Bancorp, Inc.	188,931
6,189	L	Bankunited Financial Corp.	152,930
3,284	L	Brookline BanCorp, Inc.	49,917
7,130		Commercial Federal Corp.	178,321
7,050		Dime Community Bancshares, Inc.	106,455
9,565		Downey Financial Corp.	717,566
5,550	@,L	Firstfed Financial Corp.	300,699
3,700	L	Flagstar Bancorp, Inc.	73,112
6,630		MAF Bancorp, Inc.	282,173
7,222	@	Sterling Financial Corp.	255,298
			2,416,075

		Semiconductors: 1.9%
5,400	@	Actel Corp.	79,866
6,260	@	ATMI, Inc.	175,906
19,780	@,L	Axcelis Technologies, Inc.	131,537
8,350	@	Brooks Automation, Inc.	125,918
3,850	L	Cohu, Inc.	73,997
15,155	@	DSP Group, Inc.	356,445
8,640	@	Exar Corp.	124,416
5,010		Helix Technology Corp.	63,176
7,400	@	Kopin Corp.	28,490
10,080	@,L	Kulicke & Soffa Industries, Inc.	58,565
11,100	@,L	Microsemi Corp.	228,993
4,670	@	Pericom Semiconductor Corp.	37,407
6,660	@,L	Photronics, Inc.	153,380
5,700	@,L	Power Integrations, Inc.	135,774
3,660	@	Standard Microsystems Corp.	59,512
4,220	@	Supertex, Inc.	73,386
6,740	@,L	Varian Semiconductor Equipment Associates, Inc.	273,509
			2,180,277

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Software: 4.2%
4,550	@,L	Altiris, Inc.	$85,540
16,960	@	Ansys, Inc.	565,445
6,470	@,L	Avid Technology, Inc.	379,401
9,917	@	Captaris, Inc.	35,900
6,460	@,L	Cerner Corp.	422,161
1,480	@,L	Concord Communications, Inc.	25,042
7,100	@	Dendrite Intl., Inc.	110,050
6,800	@	Digi Intl., Inc.	79,764
10,661	@	eFunds Corp.	215,565
2,320	@,L	EPIQ Systems, Inc.	37,932
14,090	@	Filenet Corp.	392,547
6,990		Global Payments, Inc.	484,407
7,930	@	Hyperion Solutions Corp.	349,951
4,607	L	Inter-Tel, Inc.	94,582
5,540	@	JDA Software Group, Inc.	71,577
4,910	@,L	Mantech Intl. Corp.	141,064
4,000	@	Mapinfo Corp.	49,840
5,060	@	MRO Software, Inc.	75,900
13,480	@	Phoenix Technologies Ltd.	109,458
14,050	@	Pinnacle Systems, Inc.	83,036
19,130	@	Progress Software Corp.	558,022
8,000	@,L	Serena Software, Inc.	156,560
3,030	@	SPSS, Inc.	52,964
7,420	@,L	THQ, Inc.	206,944
			4,783,652

		Storage/Warehousing: 0.1%
2,900	@,L	Mobile Mini, Inc.	107,068
			107,068

		Telecommunications: 1.3%
21,412	@	Adaptec, Inc.	85,220
5,790	@,L	Aeroflex, Inc.	46,320
7,220	@	Anixter Intl., Inc.	272,988
5,148	@	Audiovox Corp	75,315
3,560	L	Black Box Corp.	122,393
6,670	@,L	Commonwealth Telephone Enterprises, Inc.	348,508
6,800	@,L	Ditech Communications Corp	49,028
2,500	@	General Communication, Inc.	20,600
3,680	@	Intrado, Inc.	47,067
7,400	@	Netgear, Inc.	145,558
5,660	@,L	Network Equipment
		Technologies, Inc.	31,639
14,147	@	Symmetricom, Inc.	159,578
2,170	@	Tollgrade Communications, Inc.	16,449
			1,420,663

		Textiles: 0.2%
1,580		Angelica Corp.	41,823
4,243		G&K Services, Inc.	167,004
			208,827

		Toys/Games/Hobbies: 0.3%
6,530	@	Department 56, Inc.	72,875
13,110	@,L	JAKKS Pacific, Inc.	270,984
			343,859

		Transportation: 2.3%
8,040	L	Arkansas Best Corp.	263,149
9,260	@	EGL, Inc.	176,218
6,060		Forward Air Corp.	162,711
22,230		Heartland Express, Inc.	445,711
16,490	@,L	Kansas City Southern	329,635
5,050	@,L	Kirby Corp.	$215,433
10,075		Knight Transportation, Inc.	246,334
11,700	@	Landstar System, Inc.	394,758
11,000	@,L	Offshore Logistics, Inc.	344,520
			2,578,469

		Total Common Stock (Cost $90,359,045)	113,194,870

WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
138	@	Timco Aviation Services, 8.000%, due 12/31/07	—

		Total Warrants (Cost $—)	—

		Total Long-Term Investments (Cost $90,359,045)	113,194,870

Principal Amount			Value

SHORT-TERM INVESTMENTS: 20.2%
	Repurchase Agreement: 0.7%
$797,000	Goldman Sachs Repurchase Agreement dated 05/31/05, 3.030%, due 06/01/05, $797,067 to be received upon repurchase (Collateralized by $821,000 Federal National Mortgage Association, 3.600%, Market Value plus accrued interest $813,595, due 05/22/08)		797,000
	Total Repurchase Agreement (Cost $797,000)		797,000

	Securities Lending CollateralCC: 19.5%
21,993,188	The Bank of New York Institutional Cash Reserves Fund		21,993,188
	Total Securities Lending Collateral (Cost $21,993,188)		21,993,188
	Total Short-Term Investments (Cost $22,790,188)		22,790,188
	Total Investments In Securities (Cost $113,149,233)*	120.2%	$135,985,058
	Other Assets and Liabilities-Net	(20.2)	(22,810,288)
	Net Assets	100.0%	$113,174,770

@       Non-income producing security

@@   Foreign issuer

cc       Securities purchased with cash collateral for securities loaned.

I         Illiquid security

L        Loaned security, a portion or all of the security is on loan at May 31, 2005.

X        Fair value determined by ING Funds Valuation Committee appointed by the Fund’s Board of Directors/Trustees

*        Cost for federal income tax purposes is $114,481,206

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$23,463,354
Gross Unrealized Depreciation	(1,959,502)
Net Unrealized Appreciation	$21,503,852

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 61.1%
		Advertising: 0.3%
405	L	ADVO, Inc.	$12,575
3,400		Omnicom Group, Inc.	278,426
			291,001

		Aerospace/Defense: 0.9%
3,750		Boeing Co.	239,625
310	@	DRS Technologies, Inc.	14,595
422	L	Engineered Support Systems, Inc.	16,458
6,000		Lockheed Martin Corp.	389,339
440	@,L	Moog, Inc.	13,354
430	@,L	Teledyne Technologies, Inc.	13,597
2,200		United Technologies Corp.	234,740
			921,708

		Agriculture: 0.9%
900		Alliance One Intl., Inc.	5,769
8,850		Altria Group, Inc.	594,189
4,800		Monsanto Co.	273,600
4,400	@@	Swedish Match AB	50,676
			924,234

		Airlines: 0.1%
587	@,L	Alaska Air Group, Inc.	17,328
8,400	@,@@	British Airways PLC	41,969
609	@,L	Mesa Air Group, Inc.	3,885
			63,182

		Apparel: 0.7%
8,100	@	Coach, Inc.	235,224
390	L	K-Swiss, Inc.	12,519
3,900		Nike, Inc.	320,581
396	@,L	Quiksilver, Inc.	6,304
651		Stride Rite Corp.	7,740
1,022	@,L	Timberland Co.	37,671
2,200		VF Corp.	124,146
656	L	Wolverine World Wide, Inc.	15,075
			759,260

		Auto Manufacturers: 0.2%
18,000	@@,L	Isuzu Motors Ltd.	47,171
6,500	@@	Nissan Motor Co., Ltd.	64,151
290	L	Oshkosh Truck Corp.	23,125
800	@@	Peugeot SA	48,042
1,500	@@	Volvo AB	61,627
			244,116

		Auto Parts and Equipment: 0.1%
9,000	@@	Bosch Automotive Systems Corp.	44,936
4,300	@,L	Goodyear Tire & Rubber Co.	61,876
749		Modine Manufacturing Co.	22,770
			129,582

		Banks: 3.9%
1,512	@@	Alpha Bank AE	41,701
13,603	@@	Banca Intesa S.p.A.	63,747
400	@@	Banco Itau Holding Financeira SA ADR	35,172
6,900	@@	Banco Santander Central Hispano SA	79,090
29,400		Bank of America Corp.	1,361,808
3,900	@@	Bank of Ireland	59,926
1,400	@@	BNP Paribas	94,436
1,999	L	Colonial Bancgroup, Inc.	$44,558
3,700		Comerica, Inc.	206,756
703	L	Commerce Bancorp, Inc.	19,508
2,400	@@	Credit Agricole SA	62,445
5,000	@@	DBS Group Holdings Ltd.	41,740
5,000	@@	Depfa Bank PLC	80,227
170	L	East-West Bancorp, Inc.	5,719
395	@@	First Bancorp Puerto Rico	15,140
346		First Republic Bank	11,100
730	L	Fremont General Corp.	15,702
6,616	@@	HBOS PLC	96,521
737		Hibernia Corp.	23,695
160		Hudson United BanCorp	5,464
1,700	@@,L	ICICI Bank Ltd. ADR	33,031
987		Mercantile Bankshares Corp.	51,452
11	@@	Mitsubishi Tokyo Financial Group, Inc.	91,552
4,407	@@	Royal Bank of Scotland
		Group PLC	129,704
256		South Financial Group, Inc.	6,976
726	L	Sterling Bancshares, Inc.	9,874
11,000	@@	Sumitomo Trust & Banking Co., Ltd.	65,520
4,100	@@	Suncorp-Metway Ltd.	60,786
1,746	L	TCF Financial Corp.	45,186
7,850		U.S. Bancorp	230,241
1,530	@@	UBS AG	118,492
453		United Bankshares, Inc.	15,153
6,900		Wachovia Corp.	350,175
7,400		Wells Fargo & Co.	447,034
203		Whitney Holding Corp.	6,421
			4,026,052

		Beverages: 1.9%
1,867		Brown-Forman Corp.	111,311
18,800		Coca-Cola Co.	839,043
2,250	@@	Coca-Cola Hellenic Bottling Co. SA	59,726
5,900	@@	Diageo PLC	85,112
1,376		PepsiAmericas, Inc.	33,327
14,350		PepsiCo, Inc.	807,331
			1,935,850

		Biotechnology: 0.3%
5,500	@	Amgen, Inc.	344,190
556	@	Arqule, Inc.	3,642
			347,832

		Building Materials: 0.2%
3,900		American Standard Cos., Inc.	166,920
130		Florida Rock Industries, Inc.	8,509
600	@@	Lafarge SA	54,479
261	L	Texas Industries, Inc.	12,011
			241,919

		Chemicals: 1.3%
10,600		Dow Chemical Co.	480,073
700	@@	DSM NV	47,017
4,550		E.I. du Pont EI de Nemours & Co.	211,621
4,748		Lyondell Chemical Co.	112,718
390		MacDermid, Inc.	11,353
437	@	OM Group, Inc.	11,012
3,550		PPG Industries, Inc.	232,135
1,700	@@,#	Reliance Industries Ltd. GDR	42,636

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Chemicals (continued)
4,200		Rohm & Haas Co.	$195,930
			1,344,495

		Coal: 0.1%
273		Massey Energy Co.	11,037
1,069		Peabody Energy Corp.	51,034
			62,071

		Commercial Services: 1.3%
1,341		Adesa, Inc.	30,548
997	@	Alliance Data Systems Corp.	37,607
1,270	@,L	Career Education Corp.	44,031
16,400		Cendant Corp.	347,844
333		Chemed Corp.	14,079
374	@	ChoicePoint, Inc.	14,683
199	@	Consolidated Graphics, Inc.	8,424
3,000	@,@@	Dai Nippon Printing Co., Ltd.	47,663
3,300		Equifax, Inc.	114,477
335	@,L	Heidrick & Struggles Intl., Inc.	8,412
693	@	ITT Educational Services, Inc.	31,455
819	@,L	Korn/Ferry Intl.	12,989
620	@,L	Labor Ready, Inc.	12,797
394		Manpower, Inc.	15,693
6,250		McKesson Corp.	251,688
7,400		Paychex, Inc.	213,712
438	@,L	Pharmaceutical Product Development, Inc.	21,190
251	L	Pre-Paid Legal Services, Inc.	9,455
17,300	@@	Rentokil Initial PLC	46,556
1,052		Rollins, Inc.	21,461
1,050	@,L	Sotheby’s Holdings	14,732
150	@,L	Vertrue, Inc.	5,670
			1,325,166

		Computers: 3.3%
494	L	Agilysys, Inc.	7,598
10,700	@	Apple Computer, Inc.	424,897
283	@,L	CACI Intl., Inc.	18,242
3,466	@,L	Cadence Design Systems, Inc.	48,420
309	@	Carreker Corp.	1,622
201	@	Catapult Communications Corp.	2,828
627	@	Cognizant Technology Solutions Corp.	30,096
4,000	@	Computer Sciences Corp.	185,240
20,400	@	Dell, Inc.	813,756
313		Diebold, Inc.	15,669
31,100	@	EMC Corp.	437,266
157		FactSet Research Systems, Inc.	5,026
12,200		Hewlett-Packard Co.	274,622
6,900		International Business Machines Corp.	521,295
100	@	Kronos, Inc.	4,516
348	@,L	Mercury Computer Systems, Inc.	10,057
385	@,L	Micros Systems, Inc.	17,317
330		MTS Systems Corp.	10,530
7,750	@	Network Appliance, Inc.	222,890
445	@	Nyfix, Inc.	2,247
850	@,L	SanDisk Corp.	22,177
1,518	@	Storage Technology Corp.	49,001
64,550	@	Sun Microsystems, Inc.	245,936
2,211	@,L	Synopsys, Inc.	39,953
371		Talx Corp.	10,358
1,935	@@	TietoEnator OYJ	59,849
			3,481,408

		Cosmetics/Personal Care: 0.6%
10,700	L	Procter & Gamble Co.	$590,105
			590,105

		Distribution/Wholesale: 0.1%
374		CDW Corp.	21,759
224		Hughes Supply, Inc.	5,824
186		SCP Pool Corp.	6,663
6,000	@@	Sumitomo Corp.	48,258
115	@,L	United Stationers, Inc.	5,638
			88,142

		Diversified Financial Services: 2.2%
1,078		AG Edwards, Inc.	44,532
4,950		American Express Co.	266,558
2,002	@,L	AmeriCredit Corp.	49,790
4,700		CIT Group, Inc.	199,374
1,900	@@	Credit Saison Co., Ltd.	63,517
4,200		Fannie Mae	248,808
20,000	@@	Hong Kong Exchanges and Clearing Ltd.	48,996
492		Legg Mason, Inc.	40,433
4,000		Lehman Brothers Holdings, Inc.	368,800
4,100		Merrill Lynch & Co., Inc.	222,466
11,800		Morgan Stanley	577,727
400	@@	ORIX Corp.	57,979
6,100	L	Providian Financial Corp.	108,702
1		Raymond James Financial, Inc.	27
			2,297,709

		Electric: 1.4%
2,400	@@	Chubu Electric Power Co., Inc.	56,069
5,800	L	CMS Energy Corp.	76,734
1,700		Dominion Resources, Inc.	119,527
5,050	L	Duke Energy Corp.	138,774
1,100	@@	E.ON AG	95,821
9,300	@@	Enel S.p.A.	83,939
3,400	L	Exelon Corp.	159,290
3,200	@@	Fortum Oyj	48,679
1,153		Pepco Holdings, Inc.	25,989
1,518	L	PNM Resources, Inc.	44,235
688		SCANA Corp.	28,985
3,500	L	Southern Co.	118,825
5,000		TXU Corp.	401,399
718		Wisconsin Energy Corp.	26,063
835		WPS Resources Corp.	46,034
			1,470,363

		Electrical Components and Equipment: 0.2%
941	W	AMETEK, Inc.	35,974
772	@	Energizer Holdings, Inc.	48,543
130	@@	Samsung Electronics Co.,
		Ltd. GDR	31,254
5,000	@@	Sumitomo Electric Industries Ltd.	52,814
19,000	@@	Toshiba Corp.	78,048
			246,633

		Electronics: 0.2%
414		Amphenol Corp.	17,549
220	L	Analogic Corp.	9,348
209	L	Bel Fuse, Inc.	6,249
145	@,L	Benchmark Electronics, Inc.	4,592
494	L	Brady Corp.	15,102
390	@	Coherent, Inc.	12,804

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Electronics (continued)
251	@,L	Dionex Corp.	$11,257
494	@	Electro Scientific Industries, Inc.	8,862
249	@,L	FLIR Systems, Inc.	6,673
3,700	@@	Koninklijke Philips Electronics NV	94,965
88	@	Meade Instruments Corp.	243
325		Park Electrochemical Corp.	7,540
546	@	Paxar Corp.	9,621
170	@,L	Trimble Navigation Ltd.	6,751
749	@,L	Varian, Inc.	27,863
			239,419

		Energy-Alternate Sources: 0.0%
140	@,L	Headwaters, Inc.	4,631
			4,631

		Engineering and Construction: 0.1%
232	@,L	Shaw Group, Inc.	4,675
14,000	@@	Taisei Corp.	46,676
600	@@	Vinci SA	45,077
			96,428

		Entertainment: 0.1%
305	@	Argosy Gaming Co.	14,143
698		International Speedway Corp.	38,153
5,300	@,@@	Tabcorp Holdings Ltd.	62,840
			115,136

		Environmental Control: 0.0%
602		Republic Services, Inc.	21,359
155	@,L	Waste Connections, Inc.	5,747
			27,106

		Food: 0.8%
12,200		Archer-Daniels-Midland Co.	242,170
311		Corn Products Intl., Inc.	6,870
1,204	L	Hormel Foods Corp.	35,662
151		J&J Snack Foods Corp.	7,453
411	@	Ralcorp Holdings, Inc.	15,676
2,889		SUPERVALU, Inc.	94,644
8,300	@,@@	Unilever PLC	81,230
263	L	Whole Foods Market, Inc.	31,292
3,900		Wm. Wrigley Jr. Co.	266,253
			781,250

		Forest Products and Paper: 0.1%
427	@	Caraustar Industries, Inc.	4,484
11	@@	Nippon Paper Group, Inc.	43,054
780		Wausau-Mosinee Paper Corp.	9,750
			57,288

		Gas: 0.4%
16,100	@@	Centrica PLC	68,075
214	L	Energen Corp.	13,949
6,400	L	Sempra Energy	253,888
584	@,L	Southern Union Co.	14,290
1,432		UGI Corp.	37,962
			388,164

		Hand/Machine Tools: 0.2%
1,800		Black & Decker Corp.	157,176
1,600		Stanley Works	71,376
			228,552

		Healthcare-Products: 1.9%
4,850		Becton Dickinson & Co.	$278,633
145		Cooper Cos., Inc.	9,577
961	L	Dentsply Intl., Inc.	54,825
4,700		Guidant Corp.	347,282
305	@,L	Haemonetics Corp.	12,414
812		Hillenbrand Industries, Inc.	40,974
400	@@	Hoya Corp.	44,846
110	@,L	Idexx Laboratories, Inc.	6,350
484	@,L	Immucor, Inc.	16,214
12,700		Johnson & Johnson	852,169
5,250		Medtronic, Inc.	282,188
617	@,L	Patterson Cos., Inc.	28,006
110	@,L	ResMed, Inc.	6,872
305	@,L	Respironics, Inc.	20,386
161		Vital Signs, Inc.	6,789
			2,007,525

		Healthcare-Services: 1.9%
4,600		Aetna, Inc.	358,846
488	@,L	AMERIGROUP Corp.	19,149
497	@,L	Centene Corp.	15,979
905	@,L	Covance, Inc.	39,512
1,067	@	Coventry Health Care, Inc.	74,285
900	@@,L	Fresenius Medical Care AG	70,932
3,800	@	Humana, Inc.	138,168
1,250	@,L	Lincare Holdings, Inc.	54,950
415	@	PacifiCare Health Systems, Inc.	26,074
229	@,L	Pediatrix Medical Group, Inc.	16,861
294	@,L	RehabCare Group, Inc.	8,170
251	@,L	Sierra Health Services, Inc.	16,584
12,800		UnitedHealth Group, Inc.	621,825
3,550	@	WellPoint, Inc.	472,150
			1,933,485

		Holding Companies-Diversified: 0.0%
17,000	@,@@	Citic Pacific Ltd.	47,296
			47,296
		Home Builders: 0.1%
678	L	Lennar Corp.	39,331
135	L	MDC Holdings, Inc.	9,748
80	@,L	Meritage Homes Corp.	5,818
35	@,L	NVR, Inc.	26,565
120	L	Standard-Pacific Corp.	9,614
293	@,L	Toll Brothers, Inc.	27,129
			118,205

		Home Furnishings: 0.1%
555	L	Fedders Corp.	1,232
728	L	Harman Intl. Industries, Inc.	60,322
6,000	@@	Matsushita Electric Industrial Co., Ltd.	90,007
			151,561

		Household Products/Wares: 0.3%
1,341	L	American Greetings Corp.	34,839
889		Church & Dwight, Inc.	32,146
3,400		Clorox Co.	198,594
175	@,L	Spectrum Brands, Inc.	6,470
			272,049

		Housewares: 0.0%
422		Toro Co.	18,167
			18,167

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Insurance: 4.3%
3,864	@@	Aegon NV	$49,641
8,400		Allstate Corp.	488,880
1,073		American Financial Group, Inc.	34,787
11,550		American Intl. Group, Inc.	641,602
693	L	AmerUs Group Co.	32,980
3,650	L	Chubb Corp.	307,440
2,650		CIGNA Corp.	257,713
336		Delphi Financial Group, Inc.	14,246
263	@@	Everest Re Group Ltd.	23,536
806		Fidelity National Financial, Inc.	29,008
1,061		HCC Insurance Holdings, Inc.	41,602
1,007		Horace Mann Educators Corp.	18,327
309	L	Infinity Property & Casualty Corp.	9,888
229		LandAmerica Financial Group, Inc.	12,870
25,900	@@	Legal & General Group PLC	51,160
3,448		Loews Corp.	259,634
10,150		MetLife, Inc.	452,690
2,200		MGIC Investment Corp.	134,948
6,000	@@	Mitsui Sumitomo Insurance Co., Ltd.	54,917
1,240		Ohio Casualty Corp.	29,636
814		Old Republic Intl. Corp.	20,236
204	@,L	Philadelphia Consolidated Holding Co.	16,824
463		Presidential Life Corp.	7,014
357	@,L	ProAssurance Corp.	13,966
3,400		Progressive Corp.	326,638
7,100		Prudential Financial, Inc.	449,501
5,900	@@	QBE Insurance Group Ltd.	65,429
1,123		Radian Group, Inc.	51,523
279	L	RLI Corp.	12,203
2,800		Safeco Corp.	150,668
320	L	Selective Insurance Group, Inc.	15,402
450		StanCorp Financial Group, Inc.	33,683
273		Stewart Information Services Corp.	10,715
600	@@	Swiss Reinsurance Co.	37,244
525	L	UICI	13,204
1,508		W.R. Berkley Corp.	53,474
3,000	@@	XL Capital Ltd.	225,840
231	L	Zenith National Insurance Corp.	14,634
366	@,@@	Zurich Financial Services AG	60,966
			4,524,669

		Internet: 0.7%
5,100	@,L	eBay, Inc.	193,851
2,100	@,L	McAfee, Inc.	60,228
772	@,L	Napster, Inc.	3,273
13,150	@,L	Symantec Corp.	297,322
89	@,L	Websense, Inc.	4,780
5,450	@	Yahoo!, Inc.	202,740
			762,194

		Iron/Steel: 0.1%
2,600	@@	Arcelor	51,875
80		Carpenter Technology Corp.	4,320
2,450	L	United States Steel Corp.	97,437
			153,632

		Leisure Time: 0.1%
290		Arctic Cat, Inc.	6,264
2,300		Carnival Corp.	$121,670
346		Polaris Industries, Inc.	18,155
			146,089

		Lodging: 0.4%
885		Boyd Gaming Corp.	46,781
1,437	@	Caesars Entertainment, Inc.	30,967
469		Marcus Corp.	10,332
4,050		Marriott Intl., Inc.	273,537
1,175	L	Starwood Hotels & Resorts Worldwide, Inc.	65,765
			427,382

		Machinery-Diversified: 0.3%
1,572	@,L	Agco Corp.	28,862
405		Applied Industrial Technologies, Inc.	12,328
950	L	Cummins, Inc.	64,553
385	@,L	Gerber Scientific, Inc.	2,841
182	L	IDEX Corp.	6,991
3,800		Rockwell Automation, Inc.	195,206
423	L	Stewart & Stevenson Services	10,105
246		Thomas Industries, Inc.	9,808
			330,694

		Media: 1.5%
9,650	@,L	Comcast Corp.	310,730
6,800		McGraw-Hill Cos., Inc.	296,888
4,000	@@	Mediaset S.p.A.	47,303
20,150	@	Time Warner, Inc.	350,610
7,500		Viacom, Inc.	257,175
2,270	@@	Vivendi Universal SA	69,366
9,000		Walt Disney Co.	246,960
35		Washington Post Co.	29,050
			1,608,082

		Metal Fabricate/Hardware: 0.1%
212	L	Commercial Metals Co.	5,546
130		Lawson Products, Inc.	5,564
688		Precision Castparts Corp.	53,478
278		Quanex Corp.	14,425
305	L	Timken Co.	7,168
			86,181

		Mining: 0.3%
2,400	@@	Anglo American PLC	57,354
5,400	@@	BHP Billiton Ltd.	67,936
2,100	L	Phelps Dodge Corp.	183,540
			308,830

		Miscellaneous Manufacturing: 3.1%
3,350		3M Co.	256,778
352	L	AptarGroup, Inc.	17,600
192	L	Clarcor, Inc.	5,393
5,300		Danaher Corp.	292,189
1,108		Donaldson Co., Inc.	35,567
45,700		General Electric Co.	1,667,136
11,000		Honeywell Intl., Inc.	398,530
561		Lancaster Colony Corp.	24,650
430	L	Pentair, Inc.	19,139
145	L	Roper Industries, Inc.	10,136
2,900		Textron, Inc.	224,141
8,800	@@,L	Tyco Intl. Ltd.	254,584
			3,205,843

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Office Furnishings: 0.0%
704		HNI Corp.	$36,319
			36,319

		Oil and Gas: 5.7%
1,550		Amerada Hess Corp.	143,918
17,530	@@	BP PLC	176,348
5,800		Burlington Resources, Inc.	293,944
15,550		ChevronTexaco Corp.	836,279
442	@,L	Cimarex Energy Co.	16,632
2,750		ConocoPhillips	296,560
6,800		Devon Energy Corp.	312,120
35,050		Exxon Mobil Corp.	1,969,811
863	@,L	Forest Oil Corp.	34,313
317	L	Frontier Oil Corp.	15,504
825		Helmerich & Payne, Inc.	34,213
5,600		Marathon Oil Corp.	271,544
804		Murphy Oil Corp.	78,591
1,436	@,L	Newfield Exploration Co.	55,214
708	L	Noble Energy, Inc.	52,654
560	@@	Norsk Hydro ASA	45,721
294	@,L	Petroleum Development Corp.	7,682
869		Pogo Producing Co.	42,963
355	@,L	Remington Oil & Gas Corp.	11,005
3,300	@@	Repsol YPF SA	82,805
21,700	@@	Shell Transport & Trading Co. PLC	189,089
120	@	Southwestern Energy Co.	8,376
300	@,L	Stone Energy Corp.	12,909
1,250	L	Sunoco, Inc.	128,213
397	@,L	Swift Energy Co.	13,558
600	@@	Total SA	133,884
4,600	L	Unocal Corp.	262,154
4,050	L	Valero Energy Corp.	277,911
212		Vintage Petroleum, Inc.	5,855
			5,809,770

		Oil and Gas Services: 0.1%
129	@,L	Cal Dive Intl., Inc.	5,857
340	@,L	Lone Star Technologies, Inc.	14,093
617	@,L	Weatherford Intl. Ltd.	32,435
			52,385

		Pharmaceuticals: 3.1%
6,700		Abbott Laboratories	323,208
2,800	L	Allergan, Inc.	216,468
2,550	L	Amerisourcebergen Corp.	164,654
1,078	@,L	Barr Laboratories, Inc.	54,784
6,550		Cardinal Health, Inc.	379,442
7,800	@	Caremark Rx, Inc.	348,348
566	L	Medicis Pharmaceutical Corp.	15,950
9,700		Merck & Co., Inc.	314,668
600	@@	Merck KGaA	47,025
273		Natures Sunshine Products, Inc.	4,496
31,800		Pfizer, Inc.	887,220
1,320	@@	Roche Holding AG	166,729
1,312	@@	Sanofi-Aventis	118,467
480	@,L	Sepracor, Inc.	29,165
1,900	@@	Takeda Pharmaceutical Co., Ltd.	91,895
1,300	@@,L	Teva Pharmaceutical Industries Ltd. ADR	43,381
1,200	@@	UCB SA	55,029
			3,260,929

		Pipelines: 0.1%
1,698	L	National Fuel Gas Co.	$47,544
516		Questar Corp.	32,529
			80,073
		Real Estate: 0.1%
6,000	@@	Cheung Kong Holdings Ltd.	54,579
2,900	@@	Leopalace21 Corp.	44,482
			99,061

		Real Estate Investment Trusts: 1.9%
6,275		Acadia Realty Trust	106,360
200	@	Alexander’s, Inc.	51,566
975	L	Alexandria Real Estate Equities, Inc.	67,568
1,151		Archstone-Smith Trust	42,380
825	L	Avalonbay Communities, Inc.	61,768
1,150	L	Boston Properties, Inc.	76,820
875	L	CBL & Associates Properties, Inc.	71,286
1,275	L	CenterPoint Properties Trust	53,295
3,000	L	Corporate Office Properties Trust Sbi MD	83,789
1,701		Developers Diversified Realty Corp.	77,566
1,625		Equity Office Properties Trust	52,796
1,725		Equity Residential	61,928
500		Essex Property Trust, Inc.	40,000
1,975	@,L	FelCor Lodging Trust, Inc.	27,492
1,475	L	General Growth Properties, Inc.	57,422
919		Gramercy Capital Corp.	20,016
4,950	L	Host Marriott Corp.	82,912
2,955		Innkeepers USA Trust	39,922
775		iStar Financial, Inc.	32,473
1,075	L	Kimco Realty Corp.	62,092
1,950		LaSalle Hotel Properties	60,255
2,450	@	Meristar Hospitality Corp.	20,556
1,650	L	National Health Investors, Inc.	44,006
2,625	L	Nationwide Health Properties, Inc.	58,984
182	L	New Century Financial Corp.	9,273
1,725		Newcastle Investment Corp.	53,027
1,750	L	ProLogis	71,470
675		PS Business Parks, Inc.	27,702
1,300		Public Storage, Inc.	78,168
825		Rayonier, Inc.	43,304
1,800	L	Reckson Associates Realty Corp.	56,862
1,175	L	Regency Centers Corp.	65,624
950		Simon Property Group, Inc.	65,284
1,075	L	SL Green Realty Corp.	66,596
1,825	L	United Dominion Realty Trust, Inc.	42,066
			1,932,628

		Retail: 4.8%
1,022		Abercrombie & Fitch Co.	58,591
1,073	@	Aeropostale, Inc.	29,239
1,725	L	American Eagle Outfitters, Inc.	48,818
1,037	@	Barnes & Noble, Inc.	39,250
5,650	L	Best Buy Co., Inc.	307,530
1,296		Borders Group, Inc.	32,776
1,224	@	Brinker Intl., Inc.	46,047
352		Cato Corp.	10,159
120	@,L	CEC Entertainment, Inc.	4,866
804	@,L	Chico’s FAS, Inc.	27,505

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Retail (continued)
1,614		Claire’s Stores, Inc.	$38,058
3,400		Darden Restaurants, Inc.	110,432
1,700	L	Dillard’s, Inc.	40,664
800	@@	Don Quijote Co., Ltd.	43,971
3,800	@@	Enterprise Inns PLC	53,801
3,600		Federated Department Stores, Inc.	242,820
574	@	GameStop Corp.	15,406
4,200	@@	GUS PLC	64,865
9,500		Home Depot, Inc.	373,825
5,650		J.C. Penney Co., Inc. Holding Co.	281,144
395	@	Jack in the Box, Inc.	16,385
363	@,L	Jo-Ann Stores, Inc.	9,710
1,400	@@	Lawson, Inc.	51,314
323		Lone Star Steakhouse & Saloon, Inc.	9,758
3,350		Lowe’s Cos., Inc.	191,654
5,600		McDonald’s Corp.	173,264
365	@,L	Men’s Wearhouse, Inc.	18,750
1,629	L	Michaels Stores, Inc.	68,597
110	@,L	Panera Bread Co.	6,952
1,609	@,L	Payless Shoesource, Inc.	27,079
85	@,L	PF Chang’s China Bistro, Inc.	5,038
1,900	@,L	Sears Holdings Corp.	278,730
199	@	Sonic Corp.	6,766
13,575		Staples, Inc.	292,270
6,600	@	Starbucks Corp.	361,350
526	@	Stein Mart, Inc.	12,656
4,100		Target Corp.	220,170
474	@,L	Too, Inc.	9,423
14,450		Wal-Mart Stores, Inc.	682,473
11,700		Walgreen Co.	530,477
165	@,L	Zale Corp.	5,145
			4,847,728

		Savings and Loans: 0.0%
237	L	Downey Financial Corp.	17,780
222	@,L	FirstFed Financial Corp.	12,028
			29,808

		Semiconductors: 1.6%
4,200	@,@@	ASML Holding NV	67,886
415	@	DSP Group, Inc.	9,761
44,700		Intel Corp.	1,203,770
1,791	@,L	Lam Research Corp.	54,948
981	L	Microchip Technology, Inc.	29,077
100	@,L	Microsemi Corp.	2,063
1,900	@,L	QLogic Corp.	60,838
3,200	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	29,472
7,600	L	Texas Instruments, Inc.	210,064
130	@,L	Varian Semiconductor Equipment Associates, Inc.	5,275
			1,673,154

		Software: 2.5%
8,600	L	Adobe Systems, Inc.	284,316
756	@,L	Advent Software, Inc.	15,165
395	@	Ansys, Inc.	13,169
4,800	@	Autodesk, Inc.	189,984
115	@,L	Avid Technology, Inc.	6,744
120	@,L	Cerner Corp.	7,842
9,150	@	Compuware Corp.	62,678
368	@	Digi Intl., Inc.	$4,317
755	@	Dun & Bradstreet Corp.	46,387
599	@	eFunds Corp.	12,112
1,094		Fair Isaac Corp.	37,470
488	@,L	FileNet Corp.	13,596
120	L	Global Payments, Inc.	8,316
139	@,L	Hyperion Solutions Corp.	6,134
395	L	Inter-Tel, Inc.	8,109
42,650	L	Microsoft Corp.	1,100,370
8,000	@,L	Novell, Inc.	46,800
45,500	@	Oracle Corp.	583,310
4,750	@	Parametric Technology Corp.	28,595
469	@	Phoenix Technologies Ltd.	3,808
459	@,L	Progress Software Corp.	13,389
450	@@	SAP AG	74,476
1,660	@	Sybase, Inc.	33,864
850	@,L	Transaction Systems Architects, Inc.	19,363
1,842	@,L	Wind River Systems, Inc.	30,190
			2,650,504

		Telecommunications: 3.1%
130	@,L	Anixter Intl., Inc.	4,915
23,300		AT&T Corp.	437,807
4,500		CenturyTel, Inc.	147,555
27,250	@	Cisco Systems, Inc.	528,105
115	@,L	Commonwealth Telephone Enterprises, Inc.	6,009
1,169	@,L	Commscope, Inc.	19,779
6,600	@@	Deutsche Telekom AG	123,072
3,045	@@	Elisa Oyj	45,761
597		Harris Corp..	17,158
4,180	@@	Hellenic Telecommunications Organization SA	74,724
28,800		Motorola, Inc.	500,256
14	@@	Nippon Telegraph & Telephone Corp.	57,522
16,000	@@	Oki Electric Industry Co., Ltd.	54,585
6,800		QUALCOMM, Inc.	253,368
3,100		Scientific-Atlanta, Inc.	103,230
740	@	Symmetricom, Inc.	8,347
1,800	@@	TDC A/S	79,626
25,800	@@	Telecom Italia S.p.A.	83,106
3,300	@@	Telekom Austria AG	61,715
1,400	@@	Telekomunikasi Indonesia Tbk PT ADR	27,650
764		Telephone & Data Systems, Inc.	29,320
15,200		Verizon Communications, Inc.	537,777
			3,201,387

		Toys/Games/Hobbies: 0.0%
209	@	Department 56, Inc.	2,332
484	@,L	JAKKS Pacific, Inc.	10,005
			12,337

		Transportation: 0.9%
339	L	Arkansas Best Corp.	11,095
374		C.H. Robinson Worldwide, Inc.	21,382
764		CNF, Inc.	34,036
4,700	L	CSX Corp.	195,426
3,800	@@	Deutsche Post AG	89,434
11	@@	East Japan Railway Co.	54,898
732		Heartland Express, Inc.	14,677
100	@,L	Kansas City Southern	1,999

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Transportation (continued)
204	@,L	Landstar System, Inc.	$6,883
357	@,L	Offshore Logistics, Inc.	11,181
566	L	Overseas Shipholding Group, Inc.	34,583
1,174	@,L	Swift Transportation Co., Inc.	28,822
4,900	L	United Parcel Service, Inc.	360,884
688	@,L	Yellow Roadway Corp.	36,313
			901,613

		Trucking and Leasing: 0.0%
845		Gatx Corp.	28,198
			28,198

		Water: 0.1%
1,916	@@	Veolia Environnement	72,831
			72,831

		Total Common Stock (Cost $54,729,306)	63,519,411

PREFERRED STOCK: 0.2%
		Banks: 0.2%
12	@,#	DG Funding Trust	130,463
			130,463

		Diversified Financial Services: 0.0%
1,600	@	National Rural Utilities Cooperative Finance Corp.	38,560
			38,560
		Total Preferred Stock (Cost $170,543)	169,023

Principal Amount			Value

CORPORATE BONDS/NOTES: 4.9%
		Auto Manufacturers: 0.1%
$57,000		Ford Motor Co., 6.625%,
		due 10/01/28	45,143
27,000		General Motors Corp., 7.400%,
		due 09/01/25	19,547
42,000	C	General Motors Corp., 8.250%,
		due 07/15/23	32,008
22,000	C,L	General Motors Corp., 8.375%,
		due 07/15/33	16,891
			113,589

		Banks: 1.5%
70,000	@@,C,L	Australia & New Zealand
		Banking Group Ltd., 3.556%,
		due 10/29/49	59,987
45,000	@@,#	Banco Santander Santiago
		Chile SA, 3.310%,
		due 12/09/09	45,107
34,000	@@	Banco Santander Santiago
		Chile SA, 7.375%,
		due 07/18/12	38,950
60,000	@@,C	Bank of Ireland, 3.260%,
		due 12/29/49	52,531
50,000	@@,C	Bank of Nova Scotia, 2.318%,
		due 08/31/85	42,380
$65,000	C	BankAmerica Capital II,
		8.000%, due 12/15/26	$70,931
37,000	@@,#,C	Chuo Mitsui Trust & Banking Co.,
		Ltd., 5.506%, due 04/15/49	35,439
36,000	@@,#,C,L	Danske Bank A/S, 5.914%,
		due 12/29/49	38,751
50,000	@@,C	Den Norske Bank ASA, 3.250%,
		due 08/29/49	41,750
46,000	@@,#,C	HBOS Capital Funding LP,
		6.071%, due 06/30/49	49,484
140,000	@@,C	HSBC Bank PLC, 2.839%,
		due 06/29/49	124,013
70,000	@@,C	Lloyds TSB Bank PLC, 2.960%,
		due 06/29/49	61,821
80,000	@@,C	Lloyds TSB Bank PLC, 3.230%,
		due 08/29/49	70,078
73,000	#,C	M&T Bank Corp., 3.850%,
		due 04/01/13	72,096
48,000	C	Mellon Capital I, 7.720%,
		due 12/01/26	52,082
50,000	@@,C	National Australia Bank Ltd.,
		3.514%, due 10/29/49	44,502
25,000	C	NB Capital Trust, 7.830%,
		due 12/15/26	27,195
23,000	C	NB Capital Trust IV, 8.250%,
		due 04/15/27	25,360
57,000	C	PNC Funding Corp., 4.500%,
		due 03/10/10	57,276
104,000	#,C,L	Rabobank Capital Funding II,
		5.260%, due 12/29/49	106,521
130,000	@@,C	Royal Bank of Scotland Group
		PLC, 2.938%, due 12/29/49	114,323
50,000	@@,C	Societe Generale, 2.719%,
		due 11/29/49	43,937
50,000	@@,C	Standard Chartered PLC,
		3.563%, due 07/29/49	39,000
140,000	@@,C	Standard Chartered PLC,
		3.750%, due 11/29/49	110,950
50,000	C	U.S. Bankcorp, 8.090%,
		due 11/15/26	55,337
50,000	@@,C	Westpac Banking Corp.,
		3.556%, due 09/30/49	43,215
			1,523,016

		Beverages: 0.1%
54,000	@@,L	Cia Brasileira de Bebidas,
		8.750%, due 09/15/13	62,504
47,000	@@,C	Cia Brasileira de Bebidas,
		10.500%, due 12/15/11	57,693
25,000	@@,C	Coca-Cola HBC Finance BV,
		5.125%, due 09/17/13	25,921
			146,118

		Chemicals: 0.0%
20,000	@@,#	Sociedad Quimica y Minera de
		Chile SA, 7.700%,
		due 09/15/06	20,434
			20,434

		Diversified Financial Services: 1.0%
18,765	@@,#,C	Arcel Finance Ltd., 5.984%,
		due 02/01/09	19,319
67,000	@@,#,C	Arcel Finance Ltd., 7.048%,
		due 09/01/11	69,578

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$99,000	@@,#	Brazilian Merchant Voucher
		Receivables Ltd., 5.911%,
		due 06/15/11	$100,484
49,000	C	Citigroup Capital II, 7.750%,
		due 12/01/36	52,844
93,000	#,C	Corestates Capital Trust I,
		8.000%, due 12/15/26	101,594
25,000	@@,C	Financiere CSFB NV, 3.250%,
		due 03/29/49	21,373
45,000	L	Ford Motor Credit Co., 7.000%,
		due 10/01/13	41,981
47,000		Ford Motor Credit Co., 7.875%,
		due 06/15/10	45,725
66,000		General Motors Acceptance
		Corp., 6.875%, due 08/28/12	56,890
57,000	L	Goldman Sachs Group, Inc.,
		3.120%, due 03/02/10	56,969
28,000	L	International Lease Finance
		Corp., 5.000%, due 04/15/10	28,393
46,000	C	JPM Capital Trust I, 7.540%,
		due 01/15/27	49,920
53,000	C	JPM Capital Trust II, 7.950%,
		due 02/01/27	58,237
72,000	#,C	Mangrove Bay Pass-Through
		Trust, 6.102%, due 07/15/33	74,011
90,154	@@,#,C	PF Export Receivables Master
		Trust, 6.436%, due 06/01/15	92,386
102,000	@@,#,C	Preferred Term Securities XII,
		3.510%, due 03/23/35	102,254
300,000	#	Toll Road Investors
		Partnership II LP, 18.100%,
		due 02/15/45	36,177
32,000	@@,C	UFJ Finance Aruba AEC,8.750%,
		due 11/29/49	35,166
			1,043,301

		Electric: 0.4%
79,000	C	Consumers Energy Co., 4.250%,
		due 04/15/08	78,949
21,000	C	Consumers Energy Co., 5.150%,
		due 02/15/17	21,125
7,000	@@	Empresa Nacional de
		Electricidad SA/Chile,
		8.500%, due 04/01/09	7,709
45,000	@@	Empresa Nacional de
		Electricidad SA/Chile,
		8.625%, due 08/01/15	53,033
58,000	C	Enterprise Capital Trust II,
		4.313%, due 06/30/28	57,496
22,000	C,L	Pacific Gas & Electric Co.,
		6.050%, due 03/01/34	24,273
42,000	#,C	Pinnacle West Energy Corp.,
		3.630%, due 04/01/07	42,012
7,152	#	Power Contract Financing LLC,
		5.200%, due 02/01/06	7,213
43,000	#	Power Contract Financing LLC,
		6.256%, due 02/01/10	44,719
17,272		PPL Montana LLC,8.903%,
		due 07/02/20	19,355
28,512	#	Tenaska Virginia Partners LP,
		6.119%, due 03/30/24	29,873
			385,757

		Food: 0.2%
$57,000	C,L	Albertson’s, Inc., 8.000%,
		due 05/01/31	$66,639
68,000	C	Safeway, Inc., 4.800%,
		due 07/16/07	68,473
95,000	C	Tyson Foods, Inc., 7.250%,
		due 10/01/06	98,758
			233,870

		Insurance: 0.2%
31,000	#,L	AIG SunAmerica Global
		Financing X, 6.900%,
		due 03/15/32	37,870
22,000		GE Global Insurance Holding
		Corp., 7.000%, due 02/15/26	23,483
50,000		Prudential Financial, Inc.,
		4.104%, due 11/15/06	50,297
106,000	#,C	Zurich Capital Trust I, 8.376%,
		due 06/01/37	116,211
			227,861

		Media: 0.1%
19,000	C	AOL Time Warner, Inc., 7.625%,
		due 04/15/31	23,788
1,000		Clear Channel Communications,
		Inc., 3.125%, due 02/01/07	972
46,000	C	COX Communications, Inc.,
		6.850%, due 01/15/18	49,485
			74,245

		Oil and Gas: 0.4%
44,000	C,L	Amerada Hess Corp., 6.650%,
		due 08/15/11	47,964
56,000	@@,#	Empresa Nacional de Petroleo,
		4.875%, due 03/15/14	53,862
36,000	@@,C,L	Nexen, Inc., 5.200%,
		due 03/10/15	36,518
21,000	@@,C	Nexen, Inc., 5.875%,
		due 03/10/35	20,802
95,000	#	Pemex Project Funding Master
		Trust, 4.310%, due 06/15/10	98,183
38,000	C	Valero Energy Corp., 6.125%,
		due 04/15/07	38,962
87,000	C,L	Valero Energy Corp., 7.500%,
		due 04/15/32	104,231
			400,522

		Pipelines: 0.1%
63,000		Duke Capital LLC,4.331%,
		due 11/16/06	63,100
44,000	C,L	Kinder Morgan Energy
		Partners LP, 5.800%,
		due 03/15/35	44,214
40,000	C	KN Capital Trust III, 7.630%,
		due 04/15/28	46,011
			153,325

		Real Estate: 0.2%
74,000	C	EOP Operating LP, 7.750%,
		due 11/15/07	79,732
21,000	C	Liberty Property LP, 6.375%,
		due 08/15/12	22,997
5,000		Liberty Property LP, 6.950%,
		due 12/01/06	5,211

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate (continued)
$57,000	C	Liberty Property LP, 7.750%,
		due 04/15/09	$63,247
			171,187

		Real Estate Investment Trusts: 0.2%
53,000	C	Simon Property Group LP,
		4.875%, due 03/18/10	53,895
102,000	C	Simon Property Group LP,
		6.375%, due 11/15/07	106,710
			160,605

		Retail: 0.1%
73,000	C	May Department Stores Co.,
		3.950%, due 07/15/07	72,429
			72,429

		Savings and Loans: 0.0%
46,000	C	Great Western Financial,
		8.206%, due 02/01/27	50,059
			50,059

		Telecommunications: 0.2%
68,000	C	BellSouth Corp., 4.200%,
		due 09/15/09	67,580
34,000	@@,+	Deutsche Telekom Intl.
		Finance BV, 8.500%,
		due 06/15/10	39,668
22,000	C	New Cingular Wireless
		Services, Inc., 8.125%,
		due 05/01/12	26,357
35,000	+	Sprint Capital Corp., 4.780%,
		due 08/17/06	35,293
52,000	@@,#,C	Telefonos de Mexico SA de CV,
		4.750%, due 01/27/10	51,949
			220,847

		Transportation: 0.1%
100,000	@@,#	MISC Capital Ltd., 5.000%,
		due 07/01/09	101,904
			101,904
		Total Corporate Bonds/Notes (Cost $5,057,041)	5,099,069

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.8%
		Federal Home Loan Bank: 0.3%
310,000		3.250%, due 12/17/07	305,961
			305,961

		Federal Home Loan
		Mortgage Corporation: 2.2%
527,000	L	2.700%, due 03/16/07	516,946
131,000		3.875%, due 06/15/08	131,206
275,420		4.500%, due 12/15/16	275,954
114,488		4.500%, due 06/15/17	114,769
40,000	W	5.500%, due 06/17/18	41,075
403,000		5.500%, due 06/15/34	409,045
116,000	L	5.875%, due 03/21/11	125,208
70,036		6.000%, due 01/01/29	72,183
222,057		6.000%, due 01/15/29	231,047
207,000		6.500%, due 06/15/34	214,892
64,701		7.000%, due 11/01/31	68,253
69,000		7.000%, due 03/01/32	72,773
			2,273,351

		Federal National Mortgage
		Association: 7.2%
$156,000	L	3.000%, due 08/15/07	$153,276
310,000		3.500%, due 01/28/08	307,004
35,000		3.800%, due 01/18/08	34,871
100,000		3.875%, due 05/15/07	100,126
392,000		3.875%, due 02/01/08	390,674
130,613		4.500%, due 09/25/16	130,706
235,000		4.500%, due 06/15/19	233,972
11,000	W	4.500%, due 06/15/35	10,722
300,000		4.625%, due 10/15/13	307,125
61,972		4.837%, due 11/01/34	62,678
115,550		4.947%, due 01/01/35	116,722
586,000	W	5.000%, due 06/15/19	592,775
1,736,000	W	5.000%, due 07/15/35	1,730,032
300,000		5.250%, due 08/01/12	314,568
163,259		5.500%, due 02/01/18	167,809
383,000		5.500%, due 06/15/19	393,293
196,000		5.500%, due 11/01/33	198,634
457,000	W	5.500%, due 06/15/35	463,284
95,164		6.000%, due 10/01/08	98,185
30,000		6.000%, due 06/01/16	31,088
201,368		6.000%, due 08/01/16	208,818
138,588		6.000%, due 04/25/31	145,319
373,000	W	6.000%, due 06/15/34	383,374
43,460		6.500%, due 02/01/28	45,299
39,330		6.500%, due 02/01/31	40,956
200,000		6.500%, due 06/15/32	207,812
25,865		6.500%, due 12/01/33	26,892
135,000		6.625%, due 11/15/10	151,567
104,576		7.000%, due 02/01/31	110,522
167,619		7.000%, due 08/01/31	177,105
42,633		7.000%, due 10/01/31	45,046
7,000		7.000%, due 06/15/34	7,387
53,567		7.500%, due 09/01/31	57,368
			7,445,009

		Government National
		Mortgage Association: 0.1%
72,189		6.500%, due 10/15/31	75,714
35,855		6.500%, due 01/15/32	37,602
18,568		7.000%, due 01/15/28	19,713
			133,029
		Total U.S. Government
		Agency Obligations
		(Cost $10,125,824)	10,157,350

U.S. TREASURY OBLIGATIONS: 5.2%
		U.S. Treasury Bonds: 1.7%
284,000	L	5.375%, due 02/15/31	328,996
280,000	L	5.500%, due 08/15/28	324,253
274,000	L	6.000%, due 02/15/26	332,942
160,000	L	6.250%, due 08/15/23	197,175
202,000	S,L	10.375%, due 11/15/12	233,523
283,000	S,L	13.250%, due 05/15/14	381,410
			1,798,299

		U.S. Treasury Notes: 3.3%
150,000	S,L	1.625%, due 10/31/05	149,145
557,000		3.500%, due 05/31/07	556,130
339,000	S,L	3.750%, due 05/15/08	340,060
1,155,000	S,L	3.875%, due 05/15/10	1,161,677
322,000	L	4.000%, due 04/15/10	325,422
897,000	L	4.125%, due 05/15/15	905,971
			3,438,405

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		U.S. Treasury STRIP: 0.2%
$300,000		4.290%, due 05/15/16	$189,246
			189,246
		Total U.S. Treasury Obligations
		(Cost $5,351,571)	5,425,950

ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed
		Securities: 0.2%
24,000	C	Honda Auto Receivables Owner
		Trust, 3.820%, due 05/21/10	23,847
29,986	C	Household Automotive Trust,
		2.310%, due 04/17/08	29,811
133,000	C	USAA Auto Owner Trust,
		2.040%, due 02/16/10	130,646
			184,304

		Credit Card Asset-Backed
		Securities: 0.4%
50,000	C	Bank One Issuance Trust,
		4.540%, due 09/15/10	50,327
47,000	C	Capital One Master Trust,
		4.900%, due 03/15/10	47,920
145,000	C	Chemical Master Credit Card
		Trust 1, 7.090%, due 02/15/09	149,858
160,000	C	Citibank Credit Card Issuance
		Trust, 5.650%, due 06/16/08	163,057
15,000	C	MBNA Master Credit Card Trust
		USA, 5.900%, due 08/15/11	15,984
			427,146

		Home Equity Asset-Backed
		Securities: 0.0%
26,000	C	Wells Fargo Home Equity Trust,
		3.970%, due 09/25/24	25,822
			25,822

		Other Asset-Backed Securities: 0.2%
153,000	C	Chase Funding Mortgage Loan
		Asset-Backed Certificates,
		2.734%, due 09/25/24	151,934
87,000	C	Chase Funding Mortgage Loan
		Asset-Backed Certificates,
		4.045%, due 05/25/33	86,759
			238,693
		Total Asset-Backed Securities
		(Cost $888,634)	875,965

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
		Commercial Mortgage-Backed
		Securities: 1.3%
57,000	C	Banc of America Commercial
		Mortgage, Inc., 4.877%,
		due 11/10/42	58,265
94,000	C	COMM, 3.600%, due 03/10/39	92,137
482,000	C	CS First Boston Mortgage
		Securities Corp., 3.861%,
		due 03/15/36	478,311
3,000	C	CS First Boston Mortgage
		Securities Corp., 7.554%,
		due 04/14/62	3,437
185,000	C	DLJ Commercial Mortgage
		Corp., 6.240%, due 11/12/31	196,287
$40,000	C	DLJ Commercial Mortgage
		Corp., 6.460%, due 03/10/32	$42,843
445,000	C	DLJ Commercial Mortgage
		Corp., 7.300%, due 06/10/32	492,709
43,000	C	JP Morgan Chase Commercial
		Mortgage Securities Corp.,
		4.223%, due 01/15/42	42,917
31,000	C	JP Morgan Chase Commercial
		Mortgage Securities Corp.,
		4.449%, due 01/12/38	31,076
20,000	C	LB-UBS Commercial Mortgage
		Trust, 4.201%, due 12/15/29	19,929
			1,457,911

		Whole Loan Collateralized
		Mortgage Obligations: 1.3%
58,789	C	Bank of America Mortgage
		Securities, 5.250%,
		due 11/25/19	59,774
187,517	C	Countrywide Alternative Loan
		Trust, 5.500%, due 02/25/25	191,345
94,583	C	Countrywide Home Loan
		Mortgage Pass Through
		Trust, 5.000%, due 11/25/18	95,176
271,000	C	CS First Boston Mortgage
		Securities Corp., 4.083%,
		due 10/25/33	272,615
42,650	#,C	GSMPS Mortgage Loan Trust,
		3.440%, due 01/25/35	42,822
143,969	C	MASTR Alternative Loans Trust,
		5.500%, due 01/25/20	148,122
426,242	C	MASTR Asset Securitization
		Trust, 5.500%, due 06/25/33	429,171
91,477	C	Thornburg Mortgage Securities
		Trust, 3.460%, due 09/25/34	91,765
			1,330,790

		Whole Loan Collateralized
		Support CMO: 0.1%
52,264		Bank of America Mortgage
		Securities, 5.500%,
		due 11/25/33	53,421
			53,421
		Total Collateralized Mortgage
		Obligations (Cost $2,855,146)	2,842,122

MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
25,000		City of New York, 5.000%,
		due 11/01/08	26,534
25,000		City of New York, 5.000%,
		due 11/01/11	27,286
25,000	C	City of New York, 5.000%,
		due 11/01/15	27,499
10,000	C	City of New York, 5.000%,
		due 04/01/35	10,515
25,000		Sales Tax Asset Receivables
		Corp., 4.060%, due 10/15/10	24,785
20,000		Sales Tax Asset Receivables
		Corp., 4.660%, due 10/15/14	20,150
		Total Municipal Bonds
		(Cost $136,912)	136,769
		Total Long-Term Investments
		(Cost $79,314,977)	88,225,659

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount				Value
SHORT-TERM INVESTMENTS: 35.7%
		Commercial Paper: 8.5%
$1,000,000	S	Concord Minutemen Capital,
		3.040%, due 06/09/05		$999,240
900,000	S	Concord Minutemen Capital,
		3.060%, due 06/07/05		899,465
2,000,000	S	Crown Point Capital, 3.070%,
		due 06/15/05		1,997,441
2,000,000		Monument Gardens Funding,
		3.070%, due 06/23/05		1,996,090
1,000,000		Monument Gardens Funding,
		3.100%, due 06/01/05		999,914
1,000,000	S	St. Germain Holdings, 3.140%,
		due 07/12/05		996,348
1,000,000	S	Verizon Network Funding,
		3.070%, due 06/21/05		998,215
		Total Commercial Paper
		(Cost $8,887,473)		8,886,713

		Repurchase Agreement: 10.7%
11,061,000	S	Morgan Stanley Repurchase
		Agreement dated 05/31/05,
		3.050%, due 06/01/05
		$ 11,061,937 to be received
		upon repurchase
		(Collateralized by
		$ 12,095,000 Federal Home
		Loan Bank, 4.125%-4.865%
		Market Value plus accrued
		Interest $12,239,906, due
		08/18/08-04/13/10)		11,061,000
		Total Repurchase Agreement
		(11,061,000)		11,061,000

		Securities Lending CollateralCC: 16.5%
17,157,728		The Bank of New York
		Institutional Cash
		Reserves Fund		17,157,728
		Total Securities Lending
		Collateral (Cost $17,157,728)		17,157,728
		Total Short-Term Investments
		(Cost $37,106,201)		37,105,441
		Total Investments In Securities
		(Cost $116,421,178)*	120.5%	$125,331,100
		Other Assets and Liabilities-Net	(20.5)	(21,297,875)
		Net Assets	100.0%	$104,033,225

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect the current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $117,731,063.
Net unrealized Appreciation consists of:
	Gross Unrealized Appreciation	$8,883,114
	Gross Unrealized Depreciation	(1,283,077)
	Net Unrealized Appreciation	$7,600,037

Information concerning open futures contracts for the ING Strategic Allocation Balanced Fund at May 31, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
	Contracts	Market Value	Date	Gain (Loss)

Short Contracts
90 Day Euro	16	$3,850,600	09/19/05	$(7,336)
U.S. 2 Year Note	5	1,040,469	07/06/05	(1,634)
U.S. 5 Year Note	6	654,469	06/30/05	(9,264)
				$(18,234)

Long Contracts

90 Day Euro	16	$3,863,200	06/13/05	$1,979
S&P 500 Future	18	5,365,350	06/16/05	2,680
U.S. Treasury Bond	8	939,750	06/30/05	33,522
				$38,181
				$19,947

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 80.4%
		Advertising: 0.4%
378	L	ADVO, Inc.	$11,737
3,400		Omnicom Group, Inc.	278,426
			290,163

		Aerospace/Defense: 1.1%
3,600		Boeing Co.	230,040
293	@	DRS Technologies, Inc.	13,794
404	L	Engineered Support Systems, Inc.	15,756
6,050		Lockheed Martin Corp.	392,585
403	@,L	Moog, Inc.	12,231
382	@,L	Teledyne Technologies, Inc.	12,079
2,250		United Technologies Corp.	240,075
			916,560

		Agriculture: 1.1%
846		Alliance One Intl., Inc.	5,423
8,900		Altria Group, Inc.	597,546
4,650		Monsanto Co.	265,050
6,700	@@	Swedish Match AB	77,165
			945,184

		Airlines: 0.1%
585	@,L	Alaska Air Group, Inc.	17,269
12,300	@,@@	British Airways PLC	61,455
572	@,L	Mesa Air Group, Inc.	3,649
			82,373

		Apparel: 0.9%
8,400	@	Coach, Inc.	243,936
357	L	K-Swiss, Inc.	11,460
4,000		Nike, Inc.	328,800
386	@,L	Quiksilver, Inc.	6,145
615		Stride Rite Corp.	7,312
1,015	@,L	Timberland Co.	37,413
2,100		VF Corp.	118,503
620	L	Wolverine World Wide, Inc.	14,248
			767,817

		Auto Manufacturers: 0.4%
26,000	@@	Isuzu Motors Ltd.	68,136
9,400	@@	Nissan Motor Co., Ltd.	92,773
269		Oshkosh Truck Corp.	21,450
1,200	@@	Peugeot SA	72,063
2,100	@@	Volvo AB	86,277
			340,699

		Auto Parts and Equipment: 0.2%
13,000	@@	Bosch Automotive Systems Corp.	64,907
4,100	@,L	Goodyear Tire & Rubber Co.	58,999
755		Modine Manufacturing Co.	22,952
			146,858

		Banks: 5.5%
2,316	@@	Alpha Bank AE	63,875
19,736	@@	Banca Intesa S.p.A.	92,488
600	@@	Banco Itau Holding Financeira SA ADR	52,758
10,400	@@	Banco Santander Central Hispano SA	119,209
29,600		Bank of America Corp.	1,371,071
5,800	@@	Bank of Ireland	88,777
2,100	@@	BNP Paribas	141,654
1,985	L	Colonial Bancgroup, Inc.	$44,246
3,700		Comerica, Inc.	206,756
700	L	Commerce Bancorp, Inc.	19,425
3,600	@@	Credit Agricole SA	93,668
8,000	@@	DBS Group Holdings Ltd.	66,783
7,300	@@	Depfa Bank PLC	117,131
164	L	East-West Bancorp, Inc.	5,517
368	@@	First Bancorp Puerto Rico	14,105
317		First Republic Bank	10,169
664	L	Fremont General Corp.	14,283
9,600	@@	HBOS PLC	140,055
706		Hibernia Corp.	22,698
150		Hudson United BanCorp	5,123
2,500	@@,L	ICICI Bank Ltd. ADR	48,575
981		Mercantile Bankshares Corp.	51,140
17	@@	Mitsubishi Tokyo Financial Group, Inc.	141,490
6,508	@@	Royal Bank of Scotland Group PLC	191,539
232		South Financial Group, Inc.	6,322
684	L	Sterling Bancshares, Inc.	9,302
16,000	@@	Sumitomo Trust & Banking Co., Ltd.	95,301
6,000	@@	Suncorp-Metway Ltd.	88,956
1,737	L	TCF Financial Corp.	44,954
7,900		U.S. Bancorp	231,707
2,240	@@	UBS AG	173,478
415		United Bankshares, Inc.	13,882
7,000		Wachovia Corp.	355,250
7,450		Wells Fargo & Co.	450,054
197		Whitney Holding Corp.	6,231
			4,597,972

		Beverages: 2.5%
2,109		Brown-Forman Corp.	125,739
18,950		Coca-Cola Co.	845,738
3,250	@@	Coca-Cola Hellenic Bottling Co. SA	86,271
840	@	Constellation Brands, Inc.	23,360
8,500	@@	Diageo PLC	122,619
1,380		PepsiAmericas, Inc.	33,424
14,500		PepsiCo, Inc.	815,770
			2,052,921

		Biotechnology: 0.4%
5,500	@	Amgen, Inc.	344,190
522	@	Arqule, Inc.	3,419
			347,609

		Building Materials: 0.3%
4,200		American Standard Cos., Inc.	179,759
126		Florida Rock Industries, Inc.	8,247
900	@@	Lafarge SA	81,719
252	L	Texas Industries, Inc.	11,597
			281,322

		Chemicals: 1.7%
10,550		Dow Chemical Co.	477,810
1,100	@@	DSM NV	73,884
4,400		E.I. du Pont EI de Nemours & Co.	204,644
4,741		Lyondell Chemical Co.	112,551
356		MacDermid, Inc.	10,363
391	@	OM Group, Inc.	9,853
3,650		PPG Industries, Inc.	238,674

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Chemicals (continued)
2,400	@@,#	Reliance Industries Ltd. GDR	$60,192
4,500		Rohm & Haas Co.	209,925
			1,397,896

		Coal: 0.1%
255	L	Massey Energy Co.	10,310
1,062		Peabody Energy Corp.	50,700
			61,010

		Commercial Services: 1.7%
1,346		Adesa, Inc.	30,662
975	@,L	Alliance Data Systems Corp.	36,777
1,270	@,L	Career Education Corp.	44,031
16,500		Cendant Corp.	349,965
295		Chemed Corp.	12,473
370	@	ChoicePoint, Inc.	14,526
194	@	Consolidated Graphics, Inc.	8,212
4,000	@,@@	Dai Nippon Printing Co., Ltd.	63,551
3,150		Equifax, Inc.	109,274
313	@,L	Heidrick & Struggles Intl., Inc.	7,859
690	@	ITT Educational Services, Inc.	31,319
740	@,L	Korn/Ferry Intl.	11,736
600	@,L	Labor Ready, Inc.	12,384
405		Manpower, Inc.	16,131
6,700		McKesson Corp.	269,809
7,600		Paychex, Inc.	219,488
427	@,L	Pharmaceutical Product Development, Inc.	20,658
232	L	Pre-Paid Legal Services, Inc.	8,739
25,700	@@	Rentokil Initial PLC	69,162
1,045	L	Rollins, Inc.	21,318
1,041	@,L	Sotheby’s Holdings	14,605
141	@,L	Vertrue, Inc.	5,330
			1,378,009

		Computers: 4.3%
461	L	Agilysys, Inc.	7,090
10,800	@	Apple Computer, Inc.	428,868
258	@,L	CACI Intl., Inc.	16,631
3,453	@	Cadence Design Systems, Inc.	48,238
291	@	Carreker Corp.	1,528
190	@	Catapult Communications Corp.	2,673
615	@	Cognizant Technology Solutions Corp.	29,520
4,000	@	Computer Sciences Corp.	185,240
21,150	@	Dell, Inc.	843,673
310	L	Diebold, Inc.	15,519
31,300	@	EMC Corp.	440,078
128		FactSet Research Systems, Inc.	4,097
12,300		Hewlett-Packard Co.	276,873
6,900		International Business Machines Corp.	521,294
105	@	Kronos, Inc.	4,742
322	@,L	Mercury Computer Systems, Inc.	9,306
362	@,L	Micros Systems, Inc.	16,283
313		MTS Systems Corp.	9,988
8,200	@	Network Appliance, Inc.	235,832
417	@	Nyfix, Inc.	2,106
845	@,L	SanDisk Corp.	22,046
1,515	@	Storage Technology Corp.	48,904
64,850	@	Sun Microsystems, Inc.	247,079
2,195	@,L	Synopsys, Inc.	39,664
357		Talx Corp.	$9,967
2,853	@@	TietoEnator OYJ	88,243
			3,555,482

		Cosmetics/Personal Care: 0.7%
10,800	L	Procter & Gamble Co.	595,620
			595,620

		Distribution/Wholesale: 0.1%
360		CDW Corp.	20,945
219		Hughes Supply, Inc.	5,694
169		SCP Pool Corp.	6,054
9,000	@@	Sumitomo Corp.	72,387
110	@,L	United Stationers, Inc.	5,393
			110,473

		Diversified Financial Services: 2.9%
1,070		AG Edwards, Inc.	44,202
5,300		American Express Co.	285,405
1,998	@,L	AmeriCredit Corp.	49,690
4,700		CIT Group, Inc.	199,374
2,800	@@	Credit Saison Co., Ltd.	93,605
4,150		Fannie Mae	245,846
32,000	@@	Hong Kong Exchanges and Clearing Ltd.	78,394
515		Legg Mason, Inc.	42,323
4,300		Lehman Brothers Holdings, Inc.	396,460
4,000		Merrill Lynch & Co., Inc.	217,040
11,900		Morgan Stanley	582,623
600	@@	ORIX Corp.	86,968
5,900	@,L	Providian Financial Corp.	105,138
1		Raymond James Financial, Inc.	27
			2,427,095

		Electric: 2.0%
3,600	@@	Chubu Electric Power Co., Inc.	84,103
5,900	@,L	CMS Energy Corp.	78,057
1,900		Dominion Resources, Inc.	133,589
5,150	L	Duke Energy Corp.	141,522
1,700	@@	E.ON AG	148,086
13,500	@@	Enel S.p.A.	121,847
3,650	L	Exelon Corp.	171,003
4,600	@@	Fortum Oyj	69,976
1,140		Pepco Holdings, Inc.	25,696
1,510	L	PNM Resources, Inc.	44,001
690		SCANA Corp.	29,070
4,000	L	Southern Co.	135,800
5,000		TXU Corp.	401,399
715		Wisconsin Energy Corp.	25,955
830		WPS Resources Corp.	45,758
			1,655,862

		Electrical Components and
		Equipment: 0.4%
935	W	AMETEK, Inc.	35,745
770	@	Energizer Holdings, Inc.	48,418
200	@@	Samsung Electronics Co., Ltd. GDR	48,083
8,000	@@	Sumitomo Electric Industries Ltd.	84,502
28,000	@@	Toshiba Corp.	115,018
			331,766

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Electronics: 0.3%
419		Amphenol Corp.	$17,761
209	L	Analogic Corp.	8,880
193	L	Bel Fuse, Inc.	5,771
140	@,L	Benchmark Electronics, Inc.	4,434
460	L	Brady Corp.	14,062
355	@	Coherent, Inc.	11,655
232	@,L	Dionex Corp.	10,405
466	@	Electro Scientific Industries, Inc.	8,360
219	@,L	FLIR Systems, Inc.	5,869
5,400	@@	Koninklijke Philips Electronics NV	138,598
81	@	Meade Instruments Corp.	224
313		Park Electrochemical Corp.	7,262
511	@	Paxar Corp.	9,004
164	@,L	Trimble Navigation Ltd.	6,512
745	@,L	Varian, Inc.	27,714
			276,511

		Energy-Alternate Sources: 0.0%
130	@,L	Headwaters, Inc.	4,300
			4,300

		Engineering and Construction: 0.2%
253	@,L	Shaw Group, Inc.	5,098
21,000	@@	Taisei Corp.	70,014
1,000	@@	Vinci SA	75,129
			150,241

		Entertainment: 0.2%
283	@	Argosy Gaming Co.	13,123
695		International Speedway Corp.	37,989
7,900	@@	Tabcorp Holdings Ltd.	93,667
			144,779

		Environmental Control: 0.0%
630		Republic Services, Inc.	22,352
146	@,L	Waste Connections, Inc.	5,414
			27,766

		Food: 1.0%
12,700		Archer-Daniels-Midland Co.	252,095
287		Corn Products Intl., Inc.	6,340
1,195	L	Hormel Foods Corp.	35,396
137		J&J Snack Foods Corp.	6,762
379	@	Ralcorp Holdings, Inc.	14,455
2,920		SUPERVALU, Inc.	95,659
12,300	@@	Unilever PLC	120,377
260	L	Whole Foods Market, Inc.	30,935
3,900		Wm. Wrigley Jr. Co.	266,253
			828,272

		Forest Products and Paper: 0.1%
401	@	Caraustar Industries, Inc.	4,211
16	@@	Nippon Paper Group, Inc.	62,624
726		Wausau-Mosinee Paper Corp.	9,075
			75,910

		Gas: 0.5%
23,700	@@	Centrica PLC	100,209
199	L	Energen Corp.	12,971
6,450		Sempra Energy	255,872
551	@,L	Southern Union Co.	13,483
1,338		UGI Corp.	35,470
			418,005

		Hand/Machine Tools: 0.3%
1,750		Black & Decker Corp.	$152,810
1,700		Stanley Works	75,837
			228,647

		Healthcare-Products: 2.5%
4,950		Becton Dickinson & Co.	284,377
141		Cooper Cos., Inc.	9,313
930	L	Dentsply Intl., Inc.	53,057
4,900		Guidant Corp.	362,060
298	@,L	Haemonetics Corp.	12,129
799		Hillenbrand Industries, Inc.	40,318
800	@@	Hoya Corp.	89,692
110	@,L	Idexx Laboratories, Inc.	6,350
454	@,L	Immucor, Inc.	15,209
13,050		Johnson & Johnson	875,654
5,200		Medtronic, Inc.	279,500
640	@,L	Patterson Cos., Inc.	29,050
110	@,L	ResMed, Inc.	6,872
288	@,L	Respironics, Inc.	19,250
152		Vital Signs, Inc.	6,410
			2,089,241

		Healthcare-Services: 2.4%
4,500		Aetna, Inc.	351,045
459	@,L	AMERIGROUP Corp.	18,011
469	@,L	Centene Corp.	15,078
900	@,L	Covance, Inc.	39,294
1,055	@	Coventry Health Care, Inc.	73,449
1,300	@@,L	Fresenius Medical Care AG	102,458
3,600	@	Humana, Inc.	130,896
1,220	@,L	Lincare Holdings, Inc.	53,631
405	@	PacifiCare Health Systems, Inc.	25,446
211	@,L	Pediatrix Medical Group, Inc.	15,536
278	@,L	RehabCare Group, Inc.	7,726
238	@,L	Sierra Health Services, Inc.	15,725
12,900		UnitedHealth Group, Inc.	626,682
3,700	@	WellPoint, Inc.	492,100
			1,967,077

		Holding Companies-Diversified: 0.1%
24,000	@,@@	Citic Pacific Ltd.	66,771
			66,771

		Home Builders: 0.1%
675	L	Lennar Corp.	39,158
120	L	MDC Holdings, Inc.	8,665
70	@,L	Meritage Homes Corp.	5,090
35	@,L	NVR, Inc.	26,565
110	L	Standard-Pacific Corp.	8,813
280	@,L	Toll Brothers, Inc.	25,925
			114,216

		Home Furnishings: 0.2%
446	L	Fedders Corp.	990
725	L	Harman Intl. Industries, Inc.	60,074
9,000	@@	Matsushita Electric Industrial Co., Ltd.	135,010
			196,074

		Household Products/Wares: 0.3%
1,335	L	American Greetings Corp.	34,683
876	L	Church & Dwight, Inc.	31,676
3,300		Clorox Co.	192,753

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Household Products/Wares
		(continued)
311	@,L	Spectrum Brands, Inc.	$11,498
			270,610

		Housewares: 0.0%
381		Toro Co.	16,402
			16,402

		Insurance: 5.7%
5,688	@@	Aegon NV	73,074
8,500		Allstate Corp.	494,700
1,055		American Financial Group, Inc.	34,203
11,700		American Intl. Group, Inc.	649,935
680	L	AmerUs Group Co.	32,361
3,650	L	Chubb Corp.	307,440
2,650		CIGNA Corp.	257,713
308		Delphi Financial Group, Inc.	13,059
265	@@	Everest Re Group Ltd.	23,715
797		Fidelity National Financial, Inc.	28,684
1,054	L	HCC Insurance Holdings, Inc.	41,327
992		Horace Mann Educators Corp.	18,054
291	L	Infinity Property & Casualty Corp.	9,312
231		LandAmerica Financial Group, Inc.	12,982
38,100	@@	Legal & General Group PLC	75,258
3,619		Loews Corp.	272,511
10,200		MetLife, Inc.	454,920
2,200		MGIC Investment Corp.	134,948
9,000	@@	Mitsui Sumitomo Insurance Co., Ltd.	82,375
1,230		Ohio Casualty Corp.	29,397
800		Old Republic Intl. Corp.	19,888
193	@,L	Philadelphia Consolidated Holding Co.	15,917
434		Presidential Life Corp.	6,575
319	@,L	ProAssurance Corp.	12,479
3,400	L	Progressive Corp.	326,638
7,150		Prudential Financial, Inc.	452,667
8,400	@@	QBE Insurance Group Ltd.	93,154
1,110		Radian Group, Inc.	50,927
272	L	RLI Corp.	11,897
2,750		Safeco Corp.	147,978
288	L	Selective Insurance Group, Inc.	13,861
445		StanCorp Financial Group, Inc.	33,308
255		Stewart Information Services Corp.	10,009
910	@@	Swiss Reinsurance Co.	56,487
470	L	UICI	11,821
1,500		W.R. Berkley Corp.	53,190
3,000	@@	XL Capital Ltd.	225,840
217	L	Zenith National Insurance Corp.	13,747
550	@,@@	Zurich Financial Services AG	91,616
			4,693,967

		Internet: 1.0%
5,600	@,L	eBay, Inc.	212,856
2,160	@,L	McAfee, Inc.	61,949
725	@,L	Napster, Inc.	3,074
14,050	@,L	Symantec Corp.	317,671
78	@,L	Websense, Inc.	4,189
5,650	@	Yahoo!, Inc.	210,180
			809,919

		Iron/Steel: 0.2%
3,900	@@	Arcelor	$77,813
80		Carpenter Technology Corp.	4,320
2,350	L	United States Steel Corp.	93,460
			175,593

		Leisure Time: 0.2%
268		Arctic Cat, Inc.	5,789
2,250		Carnival Corp.	119,025
324		Polaris Industries, Inc.	17,000
			141,814

		Lodging: 0.5%
870		Boyd Gaming Corp.	45,988
1,435	@	Caesars Entertainment, Inc.	30,924
443		Marcus Corp.	9,759
4,050		Marriott Intl., Inc.	273,538
900	L	Starwood Hotels & Resorts Worldwide, Inc.	50,373
			410,582

		Machinery-Diversified: 0.4%
1,573	@,L	Agco Corp.	28,880
377		Applied Industrial Technologies, Inc.	11,476
950	L	Cummins, Inc.	64,553
367	@,L	Gerber Scientific, Inc.	2,708
173	L	IDEX Corp.	6,645
4,050		Rockwell Automation, Inc.	208,048
400	L	Stewart & Stevenson Services	9,556
233		Thomas Industries, Inc.	9,290
			341,156

		Media: 2.0%
9,750	@,L	Comcast Corp.	313,950
6,800		McGraw-Hill Cos., Inc.	296,888
6,100	@@	Mediaset S.p.A.	72,137
20,150	@	Time Warner, Inc.	350,609
7,350		Viacom, Inc.	252,032
3,294	@@	Vivendi Universal SA	100,658
8,750		Walt Disney Co.	240,100
30		Washington Post Co.	24,900
			1,651,274

		Metal Fabricate/Hardware: 0.1%
192	L	Commercial Metals Co.	5,023
121		Lawson Products, Inc.	5,179
685		Precision Castparts Corp.	53,244
248	L	Quanex Corp.	12,869
288	L	Timken Co.	6,768
			83,083

		Mining: 0.5%
3,600	@@	Anglo American PLC	86,031
7,700	@@	BHP Billiton Ltd.	96,872
2,200	L	Phelps Dodge Corp.	192,280
			375,183

		Miscellaneous Manufacturing: 3.9%
3,400		3M Co.	260,610
324	L	AptarGroup, Inc.	16,200
162	L	Clarcor, Inc.	4,551
5,400		Danaher Corp.	297,702
1,105		Donaldson Co., Inc.	35,471

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing
		(continued)
46,450		General Electric Co.	$1,694,495
11,050		Honeywell Intl., Inc.	400,341
565		Lancaster Colony Corp.	24,826
425	L	Pentair, Inc.	18,917
131		Roper Industries, Inc.	9,157
2,900		Textron, Inc.	224,141
8,800	@@,L	Tyco Intl. Ltd.	254,584
			3,240,995

		Office Furnishings: 0.0%
702	L	HNI Corp.	36,216
			36,216

		Oil and Gas: 7.3%
1,700		Amerada Hess Corp.	157,845
25,736	@@	BP PLC	258,898
5,850		Burlington Resources, Inc.	296,478
15,650		ChevronTexaco Corp.	841,657
414	@,L	Cimarex Energy Co.	15,579
2,800		ConocoPhillips	301,952
6,850		Devon Energy Corp.	314,415
35,650		Exxon Mobil Corp.	2,003,529
858	@,L	Forest Oil Corp.	34,114
296	L	Frontier Oil Corp.	14,477
840		Helmerich & Payne, Inc.	34,835
5,600		Marathon Oil Corp.	271,544
792		Murphy Oil Corp.	77,418
1,410	@,L	Newfield Exploration Co.	54,215
705	L	Noble Energy, Inc.	52,431
800	@@	Norsk Hydro ASA	65,316
253	@,L	Petroleum Development Corp.	6,611
864		Pogo Producing Co.	42,716
332	@,L	Remington Oil & Gas Corp.	10,292
4,900	@@	Repsol YPF SA	122,953
31,800	@@	Shell Transport & Trading Co. PLC	277,099
121	@,L	Southwestern Energy Co.	8,446
273	@,L	Stone Energy Corp.	11,747
1,300		Sunoco, Inc.	133,341
379	@,L	Swift Energy Co.	12,943
900	@@	Total SA	200,826
4,400	L	Unocal Corp.	250,756
4,050	L	Valero Energy Corp.	277,911
202		Vintage Petroleum, Inc.	5,579
			6,155,923

		Oil and Gas Services: 0.1%
118	@,L	Cal Dive Intl., Inc.	5,357
312	@,L	Lone Star Technologies, Inc.	12,932
620	@,L	Weatherford Intl. Ltd.	32,594
			50,883

		Pharmaceuticals: 4.3%
6,800		Abbott Laboratories	328,032
2,900	L	Allergan, Inc.	224,199
2,450	L	Amerisourcebergen Corp.	158,197
1,065	@,L	Barr Laboratories, Inc.	54,123
6,550		Cardinal Health, Inc.	379,442
7,750	@	Caremark Rx, Inc.	346,115
529	L	Medicis Pharmaceutical Corp.	14,907
9,700		Merck & Co., Inc.	314,668
1,000	@@	Merck KGaA	78,375
258		Natures Sunshine Products, Inc.	$4,249
32,700		Pfizer, Inc.	912,330
1,910	@@	Roche Holding AG	241,252
1,976	@@	Sanofi-Aventis	178,424
490	@,L	Sepracor, Inc.	29,772
2,900	@@	Takeda Pharmaceutical Co., Ltd.	140,261
1,900	@@,L	Teva Pharmaceutical Industries Ltd. ADR	63,403
1,800	@@	UCB SA	82,543
			3,550,292

		Pipelines: 0.1%
1,694	L	National Fuel Gas Co.	47,432
520		Questar Corp.	32,781
			80,213

		Real Estate: 0.2%
10,000	@@	Cheung Kong Holdings Ltd.	90,965
4,300	@@	Leopalace21 Corp.	65,956
			156,921

		Real Estate Investment Trusts: 1.8%
4,800		Acadia Realty Trust	81,359
100	@	Alexander’s, Inc.	25,783
750	L	Alexandria Real Estate Equities, Inc.	51,975
875		Archstone-Smith Trust	32,218
625	L	Avalonbay Communities, Inc.	46,794
875	L	Boston Properties, Inc.	58,450
675	L	CBL & Associates Properties, Inc.	54,992
1,000	L	CenterPoint Properties Trust	41,800
2,300		Corporate Office Properties Trust Sbi MD	64,239
1,405		Developers Diversified Realty Corp.	64,068
1,250		Equity Office Properties Trust	40,613
1,315		Equity Residential	47,209
395	L	Essex Property Trust, Inc.	31,600
1,500	@,L	FelCor Lodging Trust, Inc.	20,880
1,125	L	General Growth Properties, Inc.	43,796
710		Gramercy Capital Corp.	15,464
3,775	L	Host Marriott Corp.	63,231
2,353		Innkeepers USA Trust	31,789
600		iStar Financial, Inc.	25,140
825	L	Kimco Realty Corp.	47,652
1,500		LaSalle Hotel Properties	46,350
1,875	@	Meristar Hospitality Corp.	15,731
1,275	L	National Health Investors, Inc.	34,004
2,000	L	Nationwide Health Properties, Inc.	44,940
170	L	New Century Financial Corp.	8,662
1,325		Newcastle Investment Corp.	40,731
1,350		ProLogis	55,134
500		PS Business Parks, Inc.	20,520
1,000		Public Storage, Inc.	60,130
625		Rayonier, Inc.	32,806
1,400	L	Reckson Associates Realty Corp.	44,226
900	L	Regency Centers Corp.	50,265
750	L	Simon Property Group, Inc.	51,540
775		SL Green Realty Corp.	48,011
1,400	L	United Dominion Realty Trust, Inc.	32,270
			1,474,372

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Retail: 6.0%
1,005		Abercrombie & Fitch Co.	$57,617
1,070	@,L	Aeropostale, Inc.	29,158
1,785	L	American Eagle Outfitters, Inc.	50,516
1,050	@	Barnes & Noble, Inc.	39,743
5,750	L	Best Buy Co., Inc.	312,972
1,355		Borders Group, Inc.	34,268
1,255	@	Brinker Intl., Inc.	47,213
329		Cato Corp.	9,495
120	@,L	CEC Entertainment, Inc.	4,866
805	@,L	Chico’s FAS, Inc.	27,539
1,615		Claire’s Stores, Inc.	38,082
3,200	L	Darden Restaurants, Inc.	103,936
1,700	L	Dillard’s, Inc.	40,664
1,100	@@	Don Quijote Co., Ltd.	60,460
5,700	@@	Enterprise Inns PLC	80,702
3,700		Federated Department Stores, Inc.	249,565
539	@	GameStop Corp.	14,467
6,200	@@	GUS PLC	95,753
9,550		Home Depot, Inc.	375,792
5,800		J.C. Penney Co., Inc. Holding Co.	288,608
372	@	Jack in the Box, Inc.	15,431
344	@,L	Jo-Ann Stores, Inc.	9,202
2,100	@@	Lawson, Inc.	76,971
304		Lone Star Steakhouse & Saloon, Inc.	9,184
3,200	L	Lowe’s Cos., Inc.	183,072
5,550		McDonald’s Corp.	171,717
342	@,L	Men’s Wearhouse, Inc.	17,569
1,610	L	Michaels Stores, Inc.	67,797
100	@,L	Panera Bread Co.	6,320
1,590	@,L	Payless Shoesource, Inc.	26,760
80	@,L	PF Chang’s China Bistro, Inc.	4,742
1,900	@,L	Sears Holdings Corp.	278,730
194	@,L	Sonic Corp.	6,596
13,725		Staples, Inc.	295,498
6,700	@	Starbucks Corp.	366,824
492	@	Stein Mart, Inc.	11,838
3,850		Target Corp.	206,745
459	@,L	Too, Inc.	9,125
14,850		Wal-Mart Stores, Inc.	701,365
11,500		Walgreen Co.	521,409
158	@,L	Zale Corp.	4,926
			4,953,237

		Savings and Loans: 0.0%
224	L	Downey Financial Corp.	16,804
211	@,L	FirstFed Financial Corp.	11,432
			28,236

		Semiconductors: 2.1%
6,100	@,@@	ASML Holding NV	98,596
403	@	DSP Group, Inc.	9,479
45,050		Intel Corp.	1,213,196
1,770	@,L	Lam Research Corp.	54,304
980		Microchip Technology, Inc.	29,047
1,800	@,L	QLogic Corp.	57,636
5,100	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	46,971
7,400	L	Texas Instruments, Inc.	204,535
120	@,L	Varian Semiconductor Equipment Associates, Inc.	4,870
			1,718,634

		Software: 3.3%
9,000	L	Adobe Systems, Inc.	$297,540
681	@,L	Advent Software, Inc.	13,661
372	@	Ansys, Inc.	12,402
4,800	@	Autodesk, Inc.	189,984
105	@,L	Avid Technology, Inc.	6,157
111	@,L	Cerner Corp.	7,254
8,900	@	Compuware Corp.	60,965
353	@	Digi Intl., Inc.	4,141
754	@	Dun & Bradstreet Corp.	46,326
569	@	eFunds Corp.	11,505
1,091		Fair Isaac Corp.	37,367
455	@,L	FileNet Corp.	12,676
120	L	Global Payments, Inc.	8,316
128	@,L	Hyperion Solutions Corp.	5,649
367	L	Inter-Tel, Inc.	7,535
42,800	L	Microsoft Corp.	1,104,239
8,100	@,L	Novell, Inc.	47,385
45,850	@	Oracle Corp.	587,797
4,650	@,L	Parametric Technology Corp.	27,993
437	@	Phoenix Technologies Ltd.	3,548
435	@	Progress Software Corp.	12,689
700	@@	SAP AG	115,852
1,650	@	Sybase, Inc.	33,660
825	@,L	Transaction Systems Architects, Inc.	18,794
1,795	@,L	Wind River Systems, Inc.	29,420
			2,702,855

		Telecommunications: 4.4%
116	@,L	Anixter Intl., Inc.	4,386
23,500		AT&T Corp.	441,565
4,500		CenturyTel, Inc.	147,555
27,350	@	Cisco Systems, Inc.	530,043
105	@	Commonwealth Telephone Enterprises, Inc.	5,486
1,140	@,L	Commscope, Inc.	19,289
9,600	@@	Deutsche Telekom AG	179,014
4,418	@@	Elisa Oyj	66,395
595		Harris Corp.	17,100
5,990	@@	Hellenic Telecommunications Organization SA	107,080
28,950		Motorola, Inc.	502,862
21	@@	Nippon Telegraph & Telephone Corp.	86,283
24,000	@@	Oki Electric Industry Co., Ltd.	81,877
6,850		QUALCOMM, Inc.	255,231
3,000		Scientific-Atlanta, Inc.	99,900
750	@,L	Symmetricom, Inc.	8,460
2,600	@@	TDC A/S	115,015
37,000	@@	Telecom Italia S.p.A.	119,183
4,700	@@	Telekom Austria AG	87,897
2,000	@@	Telekomunikasi Indonesia Tbk PT ADR	39,500
640		Telephone & Data Systems, Inc.	24,560
18,900	L	Verizon Communications, Inc.	668,683
			3,607,364

		Toys/Games/Hobbies: 0.0%
199	@	Department 56, Inc.	2,221
449	@,L	JAKKS Pacific, Inc.	9,281
			11,502

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Transportation: 1.2%
321	L	Arkansas Best Corp.	$10,506
365		C.H. Robinson Worldwide, Inc.	20,867
760		CNF, Inc.	33,858
4,600	L	CSX Corp.	191,268
5,500	@@	Deutsche Post AG	129,444
16	@@	East Japan Railway Co.	79,851
684		Heartland Express, Inc.	13,714
100	@,L	Kansas City Southern	1,999
189	@,L	Landstar System, Inc.	6,377
324	@,L	Offshore Logistics, Inc.	10,148
565	L	Overseas Shipholding Group, Inc.	34,522
1,165	@,L	Swift Transportation Co., Inc.	28,601
4,900	L	United Parcel Service, Inc.	360,885
685	@,L	Yellow Roadway Corp.	36,154
			958,194

		Trucking and Leasing: 0.0%
840		Gatx Corp.	28,031
			28,031

		Water: 0.1%
2,781	@@	Veolia Environnement	105,711
			105,711
		Total Common Stock (Cost $58,283,927)	66,699,663

PREFERRED STOCK: 0.1%
		Banks: 0.1%
4	@,#	DG Funding Trust	43,488
			43,488
		Diversified Financial Services: 0.0%
450	@	National Rural Utilities
		Cooperative Finance Corp.	10,845
			10,845
		Total Preferred Stock (Cost $54,794)	54,333

Principal Amount			Value
CORPORATE BONDS/NOTES: 1.9%
		Auto Manufacturers: 0.0%
$18,000		Ford Motor Co., 6.625%,
		due 10/01/28	14,256
8,000		General Motors Corp., 7.400%,
		due 09/01/25	5,792
13,000	C	General Motors Corp., 8.250%,
		due 07/15/23	9,907
7,000	C,L	General Motors Corp., 8.375%,
		due 07/15/33	5,374
			35,329

		Banks: 0.6%
30,000	@@,C,L	Australia & New Zealand
		Banking Group Ltd., 3.556%,
		due 10/29/49	25,709
13,000	@@,#	Banco Santander Santiago
		Chile SA, 3.310%, due 12/09/09	13,031
9,000	@@	Banco Santander Santiago
		Chile SA, 7.375%, due 07/18/12	10,310
$20,000	@@,C	Bank of Ireland, 3.260%,
		due 12/29/49	$17,510
20,000	@@,C	Bank of Nova Scotia, 2.318%,
		due 08/31/85	16,952
18,000	C	BankAmerica Capital II, 8.000%,
		due 12/15/26	19,643
12,000	@@,#,C	Chuo Mitsui Trust & Banking Co.,
		Ltd., 5.506%, due 04/15/49	11,494
10,000	@@,#,C,L	Danske Bank A/S, 5.914%,
		due 12/29/49	10,764
20,000	@@,C	Den Norske Bank ASA, 3.250%,
		due 08/29/49	16,700
13,000	@@,#,C	HBOS Capital Funding LP,
		6.071%, due 06/30/49	13,985
40,000	@@,C	HSBC Bank PLC, 2.839%,
		due 06/29/49	35,432
20,000	@@,C	Lloyds TSB Bank PLC, 2.960%,
		due 06/29/49	17,663
20,000	@@,C	Lloyds TSB Bank PLC, 3.230%,
		due 08/29/49	17,520
20,000	#,C	M&T Bank Corp., 3.850%,
		due 04/01/13	19,752
14,000	C	Mellon Capital I, 7.720%,
		due 12/01/26	15,191
20,000	@@,C	National Australia Bank Ltd.,
		3.514%, due 10/29/49	17,801
7,000	C	NB Capital Trust, 7.830%,
		due 12/15/26	7,615
6,000	C	NB Capital Trust IV, 8.250%,
		due 04/15/27	6,616
16,000	C	PNC Funding Corp., 4.500%,
		due 03/10/10	16,077
35,000	#,C,L	Rabobank Capital Funding II,
		5.260%, due 12/29/49	35,849
50,000	@@,C	Royal Bank of Scotland Group
		PLC, 2.938%, due 12/29/49	43,970
20,000	@@,C	Societe Generale, 2.719%,
		due 11/29/49	17,575
20,000	@@,C	Standard Chartered PLC,
		3.563%, due 07/29/49	15,600
60,000	@@,C	Standard Chartered PLC,
		3.750%, due 11/29/49	47,549
14,000	C	U.S. Bankcorp, 8.090%,
		due 11/15/26	15,494
20,000	@@,C	Westpac Banking Corp.,
		3.556%, due 09/30/49	17,286
			503,088

		Beverages: 0.1%
15,000	@@,L	Cia Brasileira de Bebidas,
		8.750%, due 09/15/13	17,363
18,000	@@,C	Cia Brasileira de Bebidas,
		10.500%, due 12/15/11	22,095
9,000	@@,C	Coca-Cola HBC Finance BV,
		5.125%, due 09/17/13	9,331
			48,789

		Chemicals: 0.0%
5,000	@@,#,S	Sociedad Quimica y Minera de
		Chile SA, 7.700%, due 09/15/06	5,109
			5,109

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services: 0.3%
$5,254	@@,#,C	Arcel Finance Ltd., 5.984%,
		due 02/01/09	$5,409
18,000	@@,#,C	Arcel Finance Ltd., 7.048%,
		due 09/01/11	18,692
28,000	@@,#	Brazilian Merchant Voucher
		Receivables Ltd., 5.911%,
		due 06/15/11	28,419
14,000	C	Citigroup Capital II, 7.750%,
		due 12/01/36	15,098
26,000	#,C	Corestates Capital Trust I,
		8.000%, due 12/15/26	28,403
5,000	@@,C	Financiere CSFB NV, 3.250%,
		due 03/29/49	4,275
14,000	L	Ford Motor Credit Co., 7.000%,
		due 10/01/13	13,061
15,000		Ford Motor Credit Co., 7.875%,
		due 06/15/10	14,593
22,000		General Motors Acceptance
		Corp., 6.875%, due 08/28/12	18,963
15,000	L	Goldman Sachs Group, Inc.,
		3.120%, due 03/02/10	14,992
8,000	L	International Lease Finance
		Corp., 5.000%, due 04/15/10	8,112
12,000	C	JPM Capital Trust I, 7.540%,
		due 01/15/27	13,023
15,000	C	JPM Capital Trust II, 7.950%,
		due 02/01/27	16,482
20,000	#,C	Mangrove Bay Pass-Through
		Trust, 6.102%, due 07/15/33	20,559
24,813	@@,#,C	PF Export Receivables Master
		Trust, 6.436%, due 06/01/15	25,428
9,000	@@,C	UFJ Finance Aruba AEC, 8.750%,
		due 11/29/49	9,890
			255,399

		Electric: 0.1%
22,000	C	Consumers Energy Co., 4.250%,
		due 04/15/08	21,984
9,000	C	Consumers Energy Co., 5.150%,
		due 02/15/17	9,054
2,000	@@	Empresa Nacional de Electricidad
		SA/Chile, 8.500%, due 04/01/09	2,203
14,000	@@	Empresa Nacional de Electricidad
		SA/Chile, 8.625%, due 08/01/15	16,499
16,000	C	Enterprise Capital Trust II,
		4.313%, due 06/30/28	15,861
8,000	C,L	Pacific Gas & Electric Co.,
		6.050%, due 03/01/34	8,827
11,000	#,C	Pinnacle West Energy Corp.,
		3.630%, due 04/01/07	11,003
2,682	#,S	Power Contract Financing LLC,
		5.200%, due 02/01/06	2,705
12,000	#	Power Contract Financing LLC,
		6.256%, due 02/01/10	12,480
5,757		PPL Montana LLC, 8.903%,
		due 07/02/20	6,452
7,865	#	Tenaska Virginia Partners LP,
		6.119%, due 03/30/24	8,241
			115,309

		Food: 0.1%
18,000	C,L	Albertson’s, Inc., 8.000%,
		due 05/01/31	21,044
$19,000	C	Safeway, Inc., 4.800%,
		due 07/16/07	$19,132
26,000	C,S	Tyson Foods, Inc., 7.250%,
		due 10/01/06	27,029
			67,205

		Insurance: 0.1%
12,000	#	AIG SunAmerica Global
		Financing X, 6.900%,
		due 03/15/32	14,660
9,000		GE Global Insurance Holding
		Corp., 7.000%, due 02/15/26	9,607
20,000	S	Prudential Financial, Inc.,
		4.104%, due 11/15/06	20,119
30,000	#,C	Zurich Capital Trust I, 8.376%,
		due 06/01/37	32,889
			77,275

		Media: 0.0%
6,000	C	AOL Time Warner, Inc., 7.625%,
		due 04/15/31	7,512
1,000		Clear Channel Communications,
		Inc., 3.125%, due 02/01/07	972
13,000	C	COX Communications, Inc.,
		6.850%, due 01/15/18	13,984
			22,468

		Oil and Gas: 0.2%
14,000	C	Amerada Hess Corp., 6.650%,
		due 08/15/11	15,261
16,000	@@,#	Empresa Nacional de Petroleo,
		4.875%, due 03/15/14	15,389
6,000	@@,#	Empresa Nacional de Petroleo
		ENAP, 6.750%, due 11/15/12	6,577
10,000	@@,C,L	Nexen, Inc., 5.200%,
		due 03/10/15	10,144
6,000	@@,C	Nexen, Inc., 5.875%,
		due 03/10/35	5,944
26,000	#	Pemex Project Funding Master
		Trust, 4.310%, due 06/15/10	26,871
13,000	C	Valero Energy Corp., 6.125%,
		due 04/15/07	13,329
35,000	C,L	Valero Energy Corp., 7.500%,
		due 04/15/32	41,932
			135,447

		Pipelines: 0.1%
17,000		Duke Capital LLC, 4.331%,
		due 11/16/06	17,027
18,000	C,L	Kinder Morgan Energy
		Partners LP, 5.800%,
		due 03/15/35	18,087
11,000	C	KN Capital Trust III, 7.630%,
		due 04/15/28	12,653
			47,767

		Real Estate: 0.1%
30,000	C	EOP Operating LP, 7.750%,
		due 11/15/07	32,323
6,000	C	Liberty Property LP, 6.375%,
		due 08/15/12	6,571
2,000		Liberty Property LP, 6.950%,
		due 12/01/06	2,084

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Real Estate (continued)
$16,000	C	Liberty Property LP, 7.750%,
		due 04/15/09	$17,754
			58,732

		Real Estate Investment Trusts: 0.1%
15,000	C	Simon Property Group LP,
		4.875%, due 03/18/10	15,253
39,000	C	Simon Property Group LP,
		6.375%, due 11/15/07	40,801
			56,054

		Retail: 0.0%
21,000	C	May Department Stores Co.,
		3.950%, due 07/15/07	20,836
			20,836

		Savings and Loans: 0.0%
13,000	C	Great Western Financial,
		8.206%, due 02/01/27	14,147
			14,147

		Telecommunications: 0.1%
27,000	C	BellSouth Corp., 4.200%,
		due 09/15/09	26,834
11,000	@@,+	Deutsche Telekom Intl.
		Finance BV, 8.500%,
		due 06/15/10	12,834
8,000	C	New Cingular Wireless Services,
		Inc., 8.125%, due 05/01/12	9,584
10,000	+,S	Sprint Capital Corp., 4.780%,
		due 08/17/06	10,084
21,000	@@,#,C	Telefonos de Mexico SA de CV,
		4.750%, due 01/27/10	20,979
			80,315
		Total Corporate Bonds/Notes
		(Cost $1,529,995)	1,543,269

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.3%
		Federal Home Loan Bank: 0.1%
125,000		3.250%, due 12/17/07	123,371
			123,371

		Federal Home Loan
		Mortgage Corporation: 0.6%
145,000		2.700%, due 03/16/07	142,233
43,000		3.875%, due 06/15/08	43,068
76,270		4.500%, due 12/15/16	76,418
31,802		4.500%, due 06/15/17	31,880
44,000	L	5.875%, due 03/21/11	47,493
73,045		6.000%, due 01/15/29	76,003
78,941		6.500%, due 01/01/24	82,446
			499,541

		Federal National Mortgage
		Association: 3.5%
60,000	L	3.000%, due 08/15/07	58,952
125,000	L	3.500%, due 01/28/08	123,792
65,000		3.800%, due 01/18/08	64,761
105,000		3.875%, due 05/15/07	105,132
105,000		3.875%, due 02/01/08	104,645
36,031		4.500%, due 09/25/16	36,057
221,000		4.500%, due 06/15/19	220,033
3,000	W	4.500%, due 06/15/35	2,924
$123,000		4.625%, due 10/15/13	$125,921
17,190		4.837%, due 11/01/34	17,385
32,050		4.947%, due 01/01/35	32,375
276,000	W	5.000%, due 06/15/19	279,191
427,000	W	5.000%, due 07/15/35	425,533
120,000		5.250%, due 08/01/12	125,827
54,420		5.500%, due 02/01/18	55,936
12,000		5.500%, due 06/15/19	12,323
84,000		5.500%, due 11/01/33	85,129
419,000	W	5.500%, due 06/15/35	424,762
29,000		6.000%, due 06/01/16	30,051
65,562		6.000%, due 08/01/16	67,987
31,778		6.000%, due 07/01/17	32,954
46,196		6.000%, due 04/25/31	48,440
65,000		6.500%, due 06/15/32	67,539
25,865		6.500%, due 12/01/33	26,892
55,000		6.625%, due 11/15/10	61,750
156,095		7.000%, due 12/01/27	165,254
18,324		7.000%, due 04/01/32	19,356
2,000		7.000%, due 06/15/34	2,111
			2,823,012

		Government National
		Mortgage Association: 0.1%
15,682		6.500%, due 01/15/29	16,463
72,958		7.000%, due 02/15/28	77,456
			93,919
		Total U.S. Government
		Agency Obligations
		(Cost $3,518,255)	3,539,843

U.S. TREASURY OBLIGATIONS: 2.3%
		U.S. Treasury Bonds: 0.7%
130,000	S,L	5.375%, due 02/15/31	150,598
40,000	S,L	5.500%, due 08/15/28	46,322
76,000	S,L	6.000%, due 02/15/26	92,349
100,000	S,L	6.250%, due 08/15/23	123,234
55,000	L	10.375%, due 11/15/12	63,583
78,000	S,L	13.250%, due 05/15/14	105,123
			581,209

		U.S. Treasury Notes: 1.5%
476,000		3.500%, due 05/31/07	475,256
89,000	L	3.750%, due 05/15/08	89,278
355,000	L	3.875%, due 05/15/10	357,053
105,000	L	4.000%, due 04/15/10	106,116
229,000	L	4.125%, due 05/15/15	231,290
			1,258,993

		U.S. Treasury STRIP: 0.1%
84,000	S	4.290%, due 05/15/16	52,989
			52,989
		Total U.S. Treasury Obligations
		(Cost $1,866,794)	1,893,191

ASSET-BACKED SECURITIES: 0.3%
		Automobile Asset-Backed
		Securities: 0.0%
42,000	C	USAA Auto Owner Trust,
		2.040%, due 02/16/10	41,257
			41,257

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Credit Card Asset-Backed
		Securities: 0.2%
$15,000	C	Bank One Issuance Trust,
		4.540%, due 09/15/10	$15,098
15,000	C	Capital One Master Trust,
		4.900%, due 03/15/10	15,293
60,000	C	Chemical Master Credit Card
		Trust 1, 7.090%, due 02/15/09	62,011
50,000	C	Citibank Credit Card Issuance
		Trust, 5.650%, due 06/16/08	50,955
			143,357

		Other Asset-Backed Securities: 0.1%
32,000	C	Chase Funding Mortgage Loan
		Asset-Backed Certificates,
		2.734%, due 09/25/24	31,777
18,000	C	Chase Funding Mortgage Loan
		Asset-Backed Certificates,
		4.045%, due 05/25/33	17,950
			49,727
		Total Asset-Backed Securities
		(Cost $238,215)	234,341

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
		Automobile Asset-Backed
		Securities: 0.0%
16,000	C	Honda Auto Receivables Owner
		Trust, 2.790%, due 03/16/09	15,721
			15,721

		Commercial Mortgage-Backed
		Securities: 0.6%
19,000	C	Banc of America Commercial
		Mortgage, Inc., 4.877%,
		due 11/10/42	19,422
11,000	C	COMM, 3.600%, due 03/10/39	10,782
121,000	C	CS First Boston Mortgage
		Securities Corp., 3.861%,
		due 03/15/36	120,074
11,000	C	CS First Boston Mortgage
		Securities Corp., 7.554%,
		due 04/14/62	12,601
58,000	C	DLJ Commercial Mortgage
		Corp., 6.240%, due 11/12/31	61,539
140,000	C	DLJ Commercial Mortgage
		Corp., 7.300%, due 06/10/32	155,009
8,000	C	JP Morgan Chase Commercial
		Mortgage Securities Corp.,
		4.223%, due 01/15/42	7,985
10,000	C	JP Morgan Chase Commercial
		Mortgage Securities Corp.,
		4.449%, due 01/12/38	10,025
7,000	C	LB-UBS Commercial Mortgage
		Trust, 4.201%, due 12/15/29	6,975
			404,412

		Whole Loan Collateralized
		Mortgage Obligations: 0.4%
16,033	C	Bank of America Mortgage
		Securities, 5.250%,
		due 11/25/19	16,302
33,419	C	Countrywide Alternative Loan
		Trust, 5.500%, due 02/25/25	34,101
$26,602	C	Countrywide Home Loan
		Mortgage Pass Through
		Trust, 5.000%, due 11/25/18	$26,768
92,000	C	CS First Boston Mortgage
		Securities Corp., 4.083%,
		due 10/25/33	92,548
39,616	C	MASTR Alternative Loans Trust,
		5.500%, due 01/25/20	40,758
115,441	C	MASTR Asset Securitization
		Trust, 5.500%, due 06/25/33	116,235
24,793	C	Thornburg Mortgage Securities
		Trust, 3.460%, due 09/25/34	24,871
			351,583

		Whole Loan Collateralized
		Support CMO: 0.0%
19,797	C	Bank of America Mortgage
		Securities, 5.500%,
		due 11/25/33	20,235
			20,235
		Total Collateralized Mortgage
		Obligations (Cost $796,869)	791,951

MUNICIPAL BONDS: 0.0%
		Municipal: 0.0%
5,000		City of New York, 5.000%,
		due 11/01/08	5,307
5,000		City of New York, 5.000%,
		due 11/01/11	5,457
10,000	C	City of New York, 5.000%,
		due 11/01/15	11,000
5,000	C	City of New York, 5.000%,
		due 04/01/35	5,257
5,000		Sales Tax Asset Receivables
		Corp., 4.060%, due 10/15/10	4,957
5,000		Sales Tax Asset Receivables
		Corp., 4.660%, due 10/15/14	5,038
		Total Municipal Bonds
		(Cost $36,914)	37,016
		Total Long-Term Investments
		(Cost $66,325,763)	74,793,607

SHORT-TERM INVESTMENTS: 27.1%
		Commercial Paper: 7.9%
900,000	S	Concord Minutemen Capital,
		3.040%, due 06/09/05	899,316
900,000	S	Concord Minutemen Capital,
		3.060%, due 06/07/05	899,465
1,600,000	S	Crown Point, 3.070%,
		due 06/15/05	1,597,952
800,000		Monument Gardens Funding,
		3.070%, due 06/23/05	798,436
800,000		Monument Gardens Funding,
		3.100%, due 06/01/05	799,931
800,000	S	St. Germain Holdings, 3.140%,
		due 07/12/05	797,079
800,000	S	Verizon Network Funding,
		3.070%, due 06/21/05	798,572
		Total Commercial Paper
		(Cost $6,591,315)	6,590,751

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION GROWTH FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount				Value
		Repurchase Agreement: 3.2%
$2,691,001	S	Morgan Stanley Repurchase
		Agreement dated 05/31/05,
		3.050%, due 06/01/05
		$2,691,228 to be received
		upon repurchase
		(Collateralized by $2,530,000
		Federal Home Loan Bank,
		5.250% Market Value plus
		accrued Interest $2,746,697,
		due 06/18/14)		$2,691,001
		Total Repurchase Agreement
		(Cost $2,691,001)		2,691,001

		Securities Lending CollateralCC: 16.0%
13,297,764		The Bank of New York
		Institutional Cash
		Reserves Fund		13,297,764
		Total Securities Lending
		Collateral (Cost $13,297,764)		13,297,764
		Total Short-Term Investments
		(Cost $22,580,080)		22,579,516
		Total Investments In Securities
		(Cost $88,905,843)*	117.4%	$97,373,123
		Other Assets and Liabilities-Net	(17.4)	(14,463,448)
		Net Assets	100.0%	$82,909,675

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect the current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $89,778,182.
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$8,878,761
	Gross Unrealized Depreciation	(1,283,820)
	Net Unrealized Appreciation	$7,594,941

Information concerning open futures contracts for the ING Strategic Allocation Growth Fund at May 31, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
	Contracts	Market Value	Date	Gain (Loss)

Short Contracts
90 Day Euro	5	$1,203,313	09/19/05	$(2,292)
U.S. 2 Year Note	3	624,281	07/06/05	(1,157)
U.S. 5 Year Note	2	218,156	06/30/05	(3,088)
				$(6,537)

Long Contracts

90 Day Euro	5	$1,207,250	06/13/05	$619
S&P 500 Future	13	3,874,975	06/16/05	1,387
U.S. Treasury Bond	3	352,406	06/30/05	12,571
				$14,577
				$8,040

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005

Shares			Value
COMMON STOCK: 40.2%
		Advertising: 0.2%
104	L	ADVO, Inc.	$3,229
1,000		Omnicom Group, Inc.	81,890
			85,119
		Aerospace/Defense: 0.6%
1,000		Boeing Co.	63,900
78	@	DRS Technologies, Inc.	3,672
104	L	Engineered Support Systems, Inc.	4,056
1,660		Lockheed Martin Corp.	107,718
114	@,L	Moog, Inc.	3,460
107	@,L	Teledyne Technologies, Inc.	3,383
650		United Technologies Corp.	69,355
			255,544
		Agriculture: 0.6%
236		Alliance One Intl., Inc.	1,513
2,560		Altria Group, Inc.	171,878
1,340		Monsanto Co.	76,380
1,400	@@	Swedish Match AB	16,124
			265,895
		Airlines: 0.0%
156	@,L	Alaska Air Group, Inc.	4,605
2,600	@,@@	British Airways PLC	12,990
129	@,L	Mesa Air Group, Inc.	823
			18,418
		Apparel: 0.5%
2,260	@	Coach, Inc.	65,630
97	L	K-Swiss, Inc.	3,114
1,120		Nike, Inc.	92,064
109	@,L	Quiksilver, Inc.	1,735
165		Stride Rite Corp.	1,962
284	@,L	Timberland Co.	10,468
560		VF Corp.	31,601
169	L	Wolverine World Wide, Inc.	3,884
			210,458
		Auto Manufacturers: 0.2%
6,000	@@,L	Isuzu Motors Ltd.	15,724
2,000	@@	Nissan Motor Co., Ltd.	19,739
78		Oshkosh Truck Corp.	6,220
300	@@	Peugeot SA	18,016
500	@@	Volvo AB	20,541
			80,240
		Auto Parts and Equipment: 0.1%
3,000	@@	Bosch Automotive Systems Corp.	14,979
1,300	@,L	Goodyear Tire & Rubber Co.	18,707
208		Modine Manufacturing Co.	6,323
			40,009
		Banks: 2.5%
480	@@	Alpha Bank AE	13,238
4,181	@@	Banca Intesa S.p.A.	19,593
100	@@	Banco Itau Holding Financeira SA ADR	8,793
2,200	@@	Banco Santander Central Hispano SA	25,217
8,240		Bank of America Corp.	381,676
1,200	@@	Bank of Ireland	18,363
400	@@	BNP Paribas	26,982
548	L	Colonial Bancgroup, Inc.	$12,215
1,100		Comerica, Inc.	61,468
195	L	Commerce Bancorp, Inc.	5,411
800	@@	Credit Agricole SA	20,815
2,000	@@	DBS Group Holdings Ltd.	16,696
1,500	@@	Depfa Bank PLC	24,068
49	L	East-West Bancorp, Inc.	1,648
104	@@	First Bancorp Puerto Rico	3,986
91		First Republic Bank	2,919
182	L	Fremont General Corp.	3,915
2,033	@@	HBOS PLC	29,660
200		Hibernia Corp.	6,430
40		Hudson United BanCorp	1,366
500	@@,L	ICICI Bank Ltd. ADR	9,715
266		Mercantile Bankshares Corp.	13,867
4	@@	Mitsubishi Tokyo Financial Group, Inc.	33,292
1,400	@@	Royal Bank of Scotland Group PLC	41,204
67		South Financial Group, Inc.	1,826
192	L	Sterling Bancshares, Inc.	2,611
3,000	@@	Sumitomo Trust & Banking Co., Ltd.	17,869
1,300	@@	Suncorp-Metway Ltd.	19,274
478	L	TCF Financial Corp.	12,371
2,340		U.S. Bancorp	68,632
470	@@	UBS AG	36,399
114		United Bankshares, Inc.	3,813
2,010		Wachovia Corp.	102,008
1,990		Wells Fargo & Co.	120,216
60		Whitney Holding Corp.	1,903
			1,169,459
		Beverages: 1.2%
546		Brown-Forman Corp.	32,553
5,230		Coca-Cola Co.	233,415
690	@@	Coca-Cola Hellenic Bottling Co. SA	18,316
1,800	@@	Diageo PLC	25,966
378		PepsiAmericas, Inc.	9,155
4,080		PepsiCo, Inc.	229,541
			548,946
		Biotechnology: 0.2%
1,540	@	Amgen, Inc.	96,373
111	@	Arqule, Inc.	727
			97,100
		Building Materials: 0.2%
1,100		American Standard Cos., Inc.	47,080
35		Florida Rock Industries, Inc.	2,291
200	@@	Lafarge SA	18,160
69		Texas Industries, Inc.	3,175
			70,706
		Chemicals: 0.8%
2,960		Dow Chemical Co.	134,059
200	@,@@	DSM NV	13,433
1,320		E.I. du Pont EI de Nemours & Co.	61,393
1,293		Lyondell Chemical Co.	30,696
97		MacDermid, Inc.	2,824
117	@	OM Group, Inc.	2,948
1,020		PPG Industries, Inc.	66,698
500	@@,#	Reliance Industries Ltd. GDR	12,540

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Chemicals (continued)
1,200		Rohm & Haas Co.	$55,980
			380,571
		Coal: 0.0%
70		Massey Energy Co.	2,830
297		Peabody Energy Corp.	14,179
			17,009
		Commercial Services: 0.8%
372		Adesa, Inc.	8,474
278	@,L	Alliance Data Systems Corp.	10,486
348	@,L	Career Education Corp.	12,065
4,600		Cendant Corp.	97,566
89		Chemed Corp.	3,763
100	@	ChoicePoint, Inc.	3,926
49	@	Consolidated Graphics, Inc.	2,074
1,000	@,@@	Dai Nippon Printing Co., Ltd.	15,888
860		Equifax, Inc.	29,833
83	@,L	Heidrick & Struggles Intl., Inc.	2,084
185	@	ITT Educational Services, Inc.	8,397
225	@,L	Korn/Ferry Intl.	3,569
167	@,L	Labor Ready, Inc.	3,447
110		Manpower, Inc.	4,381
1,820		McKesson Corp.	73,291
2,100		Paychex, Inc.	60,648
116	@,L	Pharmaceutical Product Development, Inc.	5,612
65	L	Pre-Paid Legal Services, Inc.	2,449
5,500	@@	Rentokil Initial PLC	14,801
290	L	Rollins, Inc.	5,916
288	@,L	Sotheby’s Holdings	4,041
40	@,L	Vertrue, Inc.	1,512
			374,223
		Computers: 2.1%
122		Agilysys, Inc.	1,876
3,000	@	Apple Computer, Inc.	119,130
74	@,L	CACI Intl., Inc.	4,770
942	@,L	Cadence Design Systems, Inc.	13,160
80	@	Carreker Corp.	420
55	@	Catapult Communications Corp.	774
169	@	Cognizant Technology Solutions Corp.	8,112
1,100	@	Computer Sciences Corp.	50,941
5,790	@	Dell, Inc.	230,964
95		Diebold, Inc.	4,756
8,600	@	EMC Corp.	120,916
32		FactSet Research Systems, Inc.	1,024
3,500		Hewlett-Packard Co.	78,785
1,960		International Business Machines Corp.	148,078
30	@	Kronos, Inc.	1,355
91	@,L	Mercury Computer Systems, Inc.	2,630
102	@,L	Micros Systems, Inc.	4,588
88		MTS Systems Corp.	2,808
2,140	@,L	Network Appliance, Inc.	61,546
118	@	Nyfix, Inc.	596
228	@,L	SanDisk Corp.	5,949
416	@	Storage Technology Corp.	13,428
18,320	@	Sun Microsystems, Inc.	69,799
606	@,L	Synopsys, Inc.	10,950
96		Talx Corp.	2,680
626	@@	TietoEnator OYJ	19,362
			979,397
		Cosmetics/Personal Care: 0.4%
3,080	L	Procter & Gamble Co.	$169,862
			169,862
		Distribution/Wholesale: 0.1%
95		CDW Corp.	5,527
64		Hughes Supply, Inc.	1,664
44		SCP Pool Corp.	1,576
2,000	@@	Sumitomo Corp.	16,086
30	@,L	United Stationers, Inc.	1,471
			26,324
		Diversified Financial Services: 1.4%
297		AG Edwards, Inc.	12,269
1,440		American Express Co.	77,544
548	@,L	AmeriCredit Corp.	13,629
1,300		CIT Group, Inc.	55,146
600	@@	Credit Saison Co., Ltd.	20,058
1,250		Fannie Mae	74,050
6,000	@@	Hong Kong Exchanges and Clearing Ltd.	14,699
138		Legg Mason, Inc.	11,341
1,200		Lehman Brothers Holdings, Inc.	110,640
1,120		Merrill Lynch & Co., Inc.	60,771
3,340		Morgan Stanley	163,526
100	@@	ORIX Corp.	14,495
2,020	@,L	Providian Financial Corp.	35,996
			664,164
		Electric: 1.0%
800	@@	Chubu Electric Power Co., Inc.	18,690
1,600	@,L	CMS Energy Corp.	21,168
500		Dominion Resources, Inc.	35,155
1,480	L	Duke Energy Corp.	40,670
400	@@	E.ON AG	34,844
2,800	@@	Enel S.p.A.	25,272
1,060		Exelon Corp.	49,661
1,000	@@	Fortum Oyj	15,212
318		Pepco Holdings, Inc.	7,168
410	L	PNM Resources, Inc.	11,947
187		SCANA Corp.	7,878
1,120	L	Southern Co.	38,024
1,400		TXU Corp.	112,393
197		Wisconsin Energy Corp.	7,151
233		WPS Resources Corp.	12,845
			438,078
		Electrical Components and Equipment: 0.2%
260	W	AMETEK, Inc.	9,940
212	@	Energizer Holdings, Inc.	13,331
50	@@	Samsung Electronics Co., Ltd. GDR	12,021
2,000	@@	Sumitomo Electric Industries Ltd.	21,125
6,000	@@	Toshiba Corp.	24,646
			81,063
		Electronics: 0.1%
100		Amphenol Corp.	4,238
51	L	Analogic Corp.	2,167
55	L	Bel Fuse, Inc.	1,645
40	@,L	Benchmark Electronics, Inc.	1,267
129	L	Brady Corp.	3,944
97	@	Coherent, Inc.	3,185
64	@	Dionex Corp.	2,870

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Electronics (continued)
129	@	Electro Scientific Industries, Inc.	$2,314
65	@,L	FLIR Systems, Inc.	1,742
1,200	@@	Koninklijke Philips Electronics NV	30,799
22	@	Meade Instruments Corp.	61
81		Park Electrochemical Corp.	1,879
151	@	Paxar Corp.	2,661
49	@	Trimble Navigation Ltd.	1,946
208	@,L	Varian, Inc.	7,737
			68,455
		Energy-Alternate Sources: 0.0%
30	@,L	Headwaters, Inc.	992
			992
		Engineering and Construction: 0.1%
65	@,L	Shaw Group, Inc.	1,310
4,000	@@	Taisei Corp.	13,336
200	@@	Vinci SA	15,026
			29,672
		Entertainment: 0.1%
83	@	Argosy Gaming Co.	3,849
198		International Speedway Corp.	10,823
1,200	@@	Tabcorp Holdings Ltd.	14,227
			28,899
		Environmental Control: 0.0%
168		Republic Services, Inc.	5,961
39	@,L	Waste Connections, Inc.	1,446
			7,407
		Food: 0.5%
3,740		Archer-Daniels-Midland Co.	74,239
77		Corn Products Intl., Inc.	1,701
329	L	Hormel Foods Corp.	9,745
39		J&J Snack Foods Corp.	1,925
99	@,L	Ralcorp Holdings, Inc.	3,776
694		SUPERVALU, Inc.	22,735
2,600	@@	Unilever PLC	25,446
70	L	Whole Foods Market, Inc.	8,329
1,100		Wm. Wrigley Jr. Co.	75,096
			222,992
		Forest Products and Paper: 0.0%
113	@	Caraustar Industries, Inc.	1,187
3	@,@@	Nippon Paper Group, Inc.	11,742
204		Wausau-Mosinee Paper Corp.	2,550
			15,479
		Gas: 0.2%
5,000	@@	Centrica PLC	21,141
59	L	Energen Corp.	3,846
1,760		Sempra Energy	69,819
145	@,L	Southern Union Co.	3,548
376		UGI Corp.	9,968
			108,322
		Hand/Machine Tools: 0.1%
480		Black & Decker Corp.	41,914
400		Stanley Works	17,844
			59,758
		Healthcare-Products: 1.3%
1,320		Becton Dickinson & Co.	75,834
35		Cooper Cos., Inc.	$2,312
260	L	Dentsply Intl., Inc.	14,833
1,400		Guidant Corp.	103,445
78	@,L	Haemonetics Corp.	3,175
223		Hillenbrand Industries, Inc.	11,253
200	@@	Hoya Corp.	22,423
30	@,L	Idexx Laboratories, Inc.	1,732
121	@,L	Immucor, Inc.	4,054
3,660		Johnson & Johnson	245,585
1,520		Medtronic, Inc.	81,699
174	@,L	Patterson Cos., Inc.	7,898
30	@,L	ResMed, Inc.	1,874
78	@,L	Respironics, Inc.	5,214
45		Vital Signs, Inc.	1,898
			583,229
		Healthcare-Services: 1.2%
1,240		Aetna, Inc.	96,732
127	@,L	AMERIGROUP Corp.	4,983
127	@,L	Centene Corp.	4,083
255	@,L	Covance, Inc.	11,133
295	@	Coventry Health Care, Inc.	20,538
300	@@,L	Fresenius Medical Care AG	23,644
1,000	@	Humana, Inc.	36,360
336	@,L	Lincare Holdings, Inc.	14,771
115	@,L	PacifiCare Health Systems, Inc.	7,225
64	@,L	Pediatrix Medical Group, Inc.	4,712
70	@,L	RehabCare Group, Inc.	1,945
70	@,L	Sierra Health Services, Inc.	4,625
3,640		UnitedHealth Group, Inc.	176,832
1,020	@	WellPoint, Inc.	135,661
			543,244
		Holding Companies-Diversified: 0.0%
5,000	@,@@	Citic Pacific Ltd.	13,911
			13,911
		Home Builders: 0.1%
190	L	Lennar Corp.	11,022
30	L	MDC Holdings, Inc.	2,166
20	@,L	Meritage Homes Corp.	1,454
10	@,L	NVR, Inc.	7,590
30	L	Standard-Pacific Corp.	2,404
80	@,L	Toll Brothers, Inc.	7,407
			32,043
		Home Furnishings: 0.1%
141	L	Fedders Corp.	313
201	L	Harman Intl. Industries, Inc.	16,655
2,000	@@	Matsushita Electric Industrial Co., Ltd.	30,002
			46,970
		Household Products/Wares: 0.2%
369	L	American Greetings Corp.	9,587
245	L	Church & Dwight, Inc.	8,859
900		Clorox Co.	52,569
40	@,L	Spectrum Brands, Inc.	1,479
			72,494
		Housewares: 0.0%
109		Toro Co.	4,692
			4,692

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Insurance: 2.8%
1,200	@@	Aegon NV	$15,416
2,400		Allstate Corp.	139,679
293		American Financial Group, Inc.	9,499
3,260		American Intl. Group, Inc.	181,092
193	L	AmerUs Group Co.	9,185
980	L	Chubb Corp.	82,545
800		CIGNA Corp.	77,800
87		Delphi Financial Group, Inc.	3,689
70	@@	Everest Re Group Ltd.	6,264
223		Fidelity National Financial, Inc.	8,026
293		HCC Insurance Holdings, Inc.	11,489
271		Horace Mann Educators Corp.	4,932
81	L	Infinity Property & Casualty Corp.	2,592
64		LandAmerica Financial Group, Inc.	3,597
8,100	@@	Legal & General Group PLC	16,000
1,032		Loews Corp.	77,710
2,720		MetLife, Inc.	121,312
600		MGIC Investment Corp.	36,804
2,000	@@	Mitsui Sumitomo Insurance Co., Ltd.	18,306
343		Ohio Casualty Corp.	8,198
225		Old Republic Intl. Corp.	5,594
55	@,L	Philadelphia Consolidated Holding Co.	4,536
124		Presidential Life Corp.	1,879
87	@,L	ProAssurance Corp.	3,403
1,000		Progressive Corp.	96,070
1,960		Prudential Financial, Inc.	124,087
1,800	@@	QBE Insurance Group Ltd.	19,962
305		Radian Group, Inc.	13,993
75	L	RLI Corp.	3,281
740		Safeco Corp.	39,819
83	L	Selective Insurance Group, Inc.	3,995
131		StanCorp Financial Group, Inc.	9,805
70		Stewart Information Services Corp.	2,748
190	@@	Swiss Reinsurance Co.	11,794
130	L	UICI	3,270
416		W.R. Berkley Corp.	14,751
900	@@	XL Capital Ltd.	67,752
54	L	Zenith National Insurance Corp.	3,421
120	@,@@	Zurich Financial Services AG	19,989
			1,284,284
		Internet: 0.5%
1,480	@,L	eBay, Inc.	56,255
588	@,L	McAfee, Inc.	16,864
197	@,L	Napster, Inc.	835
3,720	@,L	Symantec Corp.	84,109
24	@,L	Websense, Inc.	1,289
1,600	@	Yahoo!, Inc.	59,520
			218,872
		Iron/Steel: 0.1%
800	@@	Arcelor	15,962
20	L	Carpenter Technology Corp.	1,080
720	L	United States Steel Corp.	28,634
			45,676
		Leisure Time: 0.1%
71		Arctic Cat, Inc.	1,534
580	L	Carnival Corp.	30,681
93	L	Polaris Industries, Inc.	4,880
			37,095
		Lodging: 0.3%
238		Boyd Gaming Corp.	$12,581
402	@	Caesars Entertainment, Inc.	8,663
122		Marcus Corp.	2,688
1,140		Marriott Intl., Inc.	76,995
550		Starwood Hotels & Resorts Worldwide, Inc.	30,784
			131,711
		Machinery-Diversified: 0.2%
426	@,L	Agco Corp.	7,821
97		Applied Industrial Technologies, Inc.	2,953
220	L	Cummins, Inc.	14,949
97	@,L	Gerber Scientific, Inc.	716
49	L	IDEX Corp.	1,882
1,020		Rockwell Automation, Inc.	52,398
105	L	Stewart & Stevenson Services	2,508
58		Thomas Industries, Inc.	2,312
			85,539
		Media: 1.0%
2,720	@	Comcast Corp.	87,584
2,000		McGraw-Hill Cos., Inc.	87,320
1,300	@@	Mediaset S.p.A.	15,373
5,680	@	Time Warner, Inc.	98,832
2,100		Viacom, Inc.	72,009
698	@@	Vivendi Universal SA	21,329
2,540		Walt Disney Co.	69,698
10		Washington Post Co.	8,300
			460,445
		Metal Fabricate/Hardware: 0.1%
55	L	Commercial Metals Co.	1,439
30		Lawson Products, Inc.	1,284
190		Precision Castparts Corp.	14,768
66		Quanex Corp.	3,425
87	L	Timken Co.	2,045
			22,961
		Mining: 0.2%
800	@@	Anglo American PLC	19,118
1,600	@@	BHP Billiton Ltd.	20,129
560	L	Phelps Dodge Corp.	48,944
			88,191
		Miscellaneous Manufacturing: 2.0%
960		3M Co.	73,584
87	L	AptarGroup, Inc.	4,350
50	L	Clarcor, Inc.	1,405
1,500		Danaher Corp.	82,695
304		Donaldson Co., Inc.	9,758
12,830		General Electric Co.	468,037
3,120		Honeywell Intl., Inc.	113,038
152		Lancaster Colony Corp.	6,679
131	L	Pentair, Inc.	5,831
40		Roper Industries, Inc.	2,796
800		Textron, Inc.	61,832
2,520	@@,L	Tyco Intl. Ltd.	72,904
			902,909
		Office Furnishings: 0.0%
191		HNI Corp.	9,854
			9,854

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Oil and Gas: 3.7%
500		Amerada Hess Corp.	$46,425
5,500	@@	BP PLC	55,329
1,680		Burlington Resources, Inc.	85,142
4,340		ChevronTexaco Corp.	233,406
115	@,L	Cimarex Energy Co.	4,327
740		ConocoPhillips	79,802
1,960		Devon Energy Corp.	89,965
9,900		Exxon Mobil Corp.	556,381
238	@,L	Forest Oil Corp.	9,463
87	L	Frontier Oil Corp.	4,255
237		Helmerich & Payne, Inc.	9,828
1,500		Marathon Oil Corp.	72,735
219	L	Murphy Oil Corp.	21,407
380	@,L	Newfield Exploration Co.	14,611
198	L	Noble Energy, Inc.	14,725
200	@@	Norsk Hydro ASA	16,329
69	@,L	Petroleum Development Corp.	1,803
233		Pogo Producing Co.	11,520
97	@,L	Remington Oil & Gas Corp.	3,007
1,000	@@	Repsol YPF SA	25,092
6,700	@@	Shell Transport & Trading Co. PLC	58,382
30	@	Southwestern Energy Co.	2,094
72	@,L	Stone Energy Corp.	3,098
380		Sunoco, Inc.	38,977
103	@,L	Swift Energy Co.	3,517
200	@@	Total SA	44,628
1,300	L	Unocal Corp.	74,087
1,120	L	Valero Energy Corp.	76,854
55		Vintage Petroleum, Inc.	1,519
			1,658,708
		Oil and Gas Services: 0.0%
30	@,L	Cal Dive Intl., Inc.	1,362
83	@,L	Lone Star Technologies, Inc.	3,440
169	@,L	Weatherford Intl. Ltd.	8,885
			13,687
		Pharmaceuticals: 2.0%
1,900		Abbott Laboratories	91,656
800	L	Allergan, Inc.	61,848
640	L	Amerisourcebergen Corp.	41,325
296	@,L	Barr Laboratories, Inc.	15,043
1,840		Cardinal Health, Inc.	106,591
2,040	@	Caremark Rx, Inc.	91,106
143	L	Medicis Pharmaceutical Corp.	4,030
2,750		Merck & Co., Inc.	89,210
200	@@	Merck KGaA	15,675
71		Natures Sunshine Products, Inc.	1,169
9,050		Pfizer, Inc.	252,495
390	@@	Roche Holding AG	49,261
400	@@	Sanofi-Aventis	36,118
141	@,L	Sepracor, Inc.	8,567
600	@@	Takeda Pharmaceutical Co., Ltd.	29,020
400	@@,L	Teva Pharmaceutical Industries Ltd. ADR	13,348
400	@@	UCB SA	18,343
			924,805
		Pipelines: 0.0%
468	L	National Fuel Gas Co.	13,104
140		Questar Corp.	8,826
			21,930
		Real Estate: 0.1%
2,000	@@	Cheung Kong Holdings Ltd.	$18,193
900	@@	Leopalace21 Corp.	13,805
			31,998
		Real Estate Investment Trusts: 1.9%
2,875		Acadia Realty Trust	48,730
100	@	Alexander’s, Inc.	25,783
450	L	Alexandria Real Estate Equities, Inc.	31,185
525	L	Archstone-Smith Trust	19,331
375	L	Avalonbay Communities, Inc.	28,076
525	L	Boston Properties, Inc.	35,070
400	L	CBL & Associates Properties, Inc.	32,588
550	L	CenterPoint Properties Trust	22,990
1,375	L	Corporate Office Properties Trust Sbi MD	38,403
690		Developers Diversified Realty Corp.	31,464
750		Equity Office Properties Trust	24,368
800		Equity Residential	28,720
225		Essex Property Trust, Inc.	18,000
900	@,L	FelCor Lodging Trust, Inc.	12,528
675	L	General Growth Properties, Inc.	26,278
420		Gramercy Capital Corp.	9,148
2,275	L	Host Marriott Corp.	38,105
1,315		Innkeepers USA Trust	17,766
350		iStar Financial, Inc.	14,665
500	L	Kimco Realty Corp.	28,880
900		LaSalle Hotel Properties	27,810
1,125	@	Meristar Hospitality Corp.	9,439
750	L	National Health Investors, Inc.	20,003
1,200	L	Nationwide Health Properties, Inc.	26,964
46	L	New Century Financial Corp.	2,344
800		Newcastle Investment Corp.	24,592
800		ProLogis	32,672
300		PS Business Parks, Inc.	12,312
600		Public Storage, Inc.	36,078
375		Rayonier, Inc.	19,684
875	L	Reckson Associates Realty Corp.	27,641
550	L	Regency Centers Corp.	30,718
450	L	Simon Property Group, Inc.	30,924
475		SL Green Realty Corp.	29,426
850	L	United Dominion Realty Trust, Inc.	19,593
			882,278
		Retail: 3.0%
276		Abercrombie & Fitch Co.	15,823
296	@,L	Aeropostale, Inc.	8,066
478	L	American Eagle Outfitters, Inc.	13,527
288	@	Barnes & Noble, Inc.	10,901
1,500		Best Buy Co., Inc.	81,645
372		Borders Group, Inc.	9,408
337	@	Brinker Intl., Inc.	12,678
88		Cato Corp.	2,540
30	@,L	CEC Entertainment, Inc.	1,217
235	@,L	Chico’s FAS, Inc.	8,039
441		Claire’s Stores, Inc.	10,399
960	L	Darden Restaurants, Inc.	31,181
500	L	Dillard’s, Inc.	11,960
200	@@	Don Quijote Co., Ltd.	10,993
1,100	@@	Enterprise Inns PLC	15,574
1,000		Federated Department Stores, Inc.	67,450
146	@	GameStop Corp.	3,919

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Retail (continued)
1,300	@@	GUS PLC	$20,077
2,700		Home Depot, Inc.	106,245
1,620		J.C. Penney Co., Inc. Holding Co.	80,611
107	@,L	Jack in the Box, Inc.	4,438
97	@,L	Jo-Ann Stores, Inc.	2,595
400	@@	Lawson, Inc.	14,661
85		Lone Star Steakhouse & Saloon, Inc.	2,568
1,020	L	Lowe’s Cos., Inc.	58,354
1,560		McDonald’s Corp.	48,266
99	@,L	Men’s Wearhouse, Inc.	5,086
431	L	Michaels Stores, Inc.	18,149
25	@,L	Panera Bread Co.	1,580
441	@,L	Payless Shoesource, Inc.	7,422
25	@,L	PF Chang’s China Bistro, Inc.	1,482
500	@,L	Sears Holdings Corp.	73,350
52	@	Sonic Corp.	1,768
3,840		Staples, Inc.	82,675
1,900	@	Starbucks Corp.	104,025
130	@	Stein Mart, Inc.	3,128
1,100	L	Target Corp.	59,070
127	@,L	Too, Inc.	2,525
4,100		Wal-Mart Stores, Inc.	193,643
3,260		Walgreen Co.	147,808
44	@,L	Zale Corp.	1,372
			1,356,218
		Savings and Loans: 0.0%
65	L	Downey Financial Corp.	4,876
60	@,L	FirstFed Financial Corp.	3,251
			8,127
		Semiconductors: 1.0%
1,300	@,@@	ASML Holding NV	21,012
112	@	DSP Group, Inc.	2,634
12,500		Intel Corp.	336,626
508	@,L	Lam Research Corp.	15,585
255	L	Microchip Technology, Inc.	7,558
540	@,L	QLogic Corp.	17,291
1,000	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,210
2,100	L	Texas Instruments, Inc.	58,044
30	@,L	Varian Semiconductor Equipment Associates, Inc.	1,217
			469,177
		Software: 1.6%
2,520	L	Adobe Systems, Inc.	83,311
179	@,L	Advent Software, Inc.	3,591
102	@	Ansys, Inc.	3,401
1,400	@	Autodesk, Inc.	55,412
30	@,L	Avid Technology, Inc.	1,759
30	@,L	Cerner Corp.	1,961
2,000	@	Compuware Corp.	13,700
99	@	Digi Intl., Inc.	1,161
207	@	Dun & Bradstreet Corp.	12,718
156	@	eFunds Corp.	3,154
304		Fair Isaac Corp.	10,412
121	@,L	FileNet Corp.	3,371
30	L	Global Payments, Inc.	2,079
36	@,L	Hyperion Solutions Corp.	1,589
107	L	Inter-Tel, Inc.	2,197
12,040	L	Microsoft Corp.	310,632
2,200	@,L	Novell, Inc.	12,870
12,900	@	Oracle Corp.	$165,378
1,620	@,L	Parametric Technology Corp.	9,752
122	@	Phoenix Technologies Ltd.	991
116	@,L	Progress Software Corp.	3,384
150	@@	SAP AG	24,825
452	@	Sybase, Inc.	9,221
230	@,L	Transaction Systems Architects, Inc.	5,239
473	@,L	Wind River Systems, Inc.	7,752
			749,860
		Telecommunications: 2.0%
30	@,L	Anixter Intl., Inc.	1,134
6,600		AT&T Corp.	124,014
1,300		CenturyTel, Inc.	42,627
7,740	@	Cisco Systems, Inc.	150,000
30	@	Commonwealth Telephone Enterprises, Inc.	1,568
313	@,L	Commscope, Inc.	5,296
2,000	@@	Deutsche Telekom AG	37,295
936	@@	Elisa Oyj	14,067
180		Harris Corp.	5,173
1,220	@@	Hellenic Telecommunications Organization SA	21,809
8,130		Motorola, Inc.	141,218
4	@@	Nippon Telegraph & Telephone Corp.	16,435
5,000	@@	Oki Electric Industry Co., Ltd.	17,058
1,940		QUALCOMM, Inc.	72,284
1,000		Scientific-Atlanta, Inc.	33,300
206	@	Symmetricom, Inc.	2,324
600	@@	TDC A/S	26,542
7,400	@@	Telecom Italia S.p.A.	23,837
1,000	@@	Telekom Austria AG	18,702
400	@@	Telekomunikasi Indonesia Tbk PT ADR	7,900
200		Telephone & Data Systems, Inc.	7,675
4,200	L	Verizon Communications, Inc.	148,596
			918,854
		Toys/Games/Hobbies: 0.0%
54	@	Department 56, Inc.	603
122	@,L	JAKKS Pacific, Inc.	2,521
			3,124
		Transportation: 0.5%
88	L	Arkansas Best Corp.	2,880
100		C.H. Robinson Worldwide, Inc.	5,717
205		CNF, Inc.	9,133
1,300	L	CSX Corp.	54,054
1,100	@@	Deutsche Post AG	25,889
3	@@	East Japan Railway Co.	14,972
181		Heartland Express, Inc.	3,629
70	@,L	Kansas City Southern	1,399
56	@,L	Landstar System, Inc.	1,889
87	@,L	Offshore Logistics, Inc.	2,725
151	L	Overseas Shipholding Group, Inc.	9,226
320	@,L	Swift Transportation Co., Inc.	7,856
1,400	L	United Parcel Service, Inc.	103,111
190	@,L	Yellow Roadway Corp.	10,028
			252,508
		Trucking and Leasing: 0.0%
227		Gatx Corp.	7,575
			7,575

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Shares			Value
		Water: 0.0%
589	@@	Veolia Environnement	$22,389
			22,389

		Total Common Stock (Cost $15,748,850)	18,419,919
PREFERRED STOCK: 0.3%
		Banks: 0.2%
10	@,#	DG Funding Trust	108,718
			108,718
		Diversified Financial Services: 0.1%
1,275	@	National Rural Utilities Cooperative Finance Corp.	30,728
			30,728
		Total Preferred Stock (Cost $140,690)	139,446

Principal Amount			Value

CORPORATE BONDS/NOTES: 8.8%
		Auto Manufacturers: 0.2%
$42,000		Ford Motor Co., 6.625%, due 10/01/28	33,263
20,000		General Motors Corp., 7.400%, due 09/01/25	14,479
31,000	C	General Motors Corp., 8.250%, due 07/15/23	23,625
17,000	C,L	General Motors Corp., 8.375%, due 07/15/33	13,052
			84,419
		Banks: 2.5%
50,000	@@,C,L	Australia & New Zealand Banking Group Ltd., 3.556%, due 10/29/49	42,848
37,000	@@,#	Banco Santander Santiago Chile SA, 3.310%, due 12/09/09	37,088
27,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	30,931
40,000	@@,C	Bank of Ireland, 3.260%,
		due 12/29/49	35,021
30,000	@@,C	Bank of Nova Scotia, 2.318%,
		due 08/31/85	25,428
53,000	C	BankAmerica Capital II, 8.000%,
		due 12/15/26	57,836
27,000	@@,#,C	Chuo Mitsui Trust & Banking
		Co., Ltd., 5.506%, due 04/15/49	25,861
30,000	@@,#,C,L	Danske Bank A/S, 5.914%,
		due 12/29/49	32,292
40,000	@@,C	Den Norske Bank ASA, 3.250%,
		due 08/29/49	33,400
38,000	@@,#,C	HBOS Capital Funding LP,
		6.071%, due 06/30/49	40,878
110,000	@@,C	HSBC Bank PLC, 2.839%,
		due 06/29/49	97,439
60,000	@@,C	Lloyds TSB Bank PLC, 2.960%,
		due 06/29/49	52,990
70,000	@@,C	Lloyds TSB Bank PLC, 3.230%,
		due 08/29/49	61,318
$60,000	#,C	M&T Bank Corp., 3.850%,
		due 04/01/13	$59,257
40,000	C	Mellon Capital I, 7.720%,
		due 12/01/26	43,401
40,000	@@,C	National Australia Bank Ltd.,
		3.514%, due 10/29/49	35,601
20,000	C	NB Capital Trust, 7.830%,
		due 12/15/26	21,756
18,000	C	NB Capital Trust IV, 8.250%,
		due 04/15/27	19,847
46,000	C	PNC Funding Corp., 4.500%,
		due 03/10/10	46,223
82,000	#,C,L	Rabobank Capital Funding II,
		5.260%, due 12/29/49	83,989
90,000	@@,C	Royal Bank of Scotland Group
		PLC, 2.938%, due 12/29/49	79,146
30,000	@@,C	Societe Generale, 2.719%,
		due 11/29/49	26,362
40,000	@@,C	Standard Chartered PLC, 3.563%,
		due 07/29/49	31,200
100,000	@@,C	Standard Chartered PLC, 3.750%,
		due 11/29/49	79,251
41,000	C	U.S. Bankcorp, 8.090%,
		due 11/15/26	45,376
30,000	@@,C	Westpac Banking Corp., 3.556%,
		due 09/30/49	25,929
			1,170,668
		Beverages: 0.2%
42,000	@@	Cia Brasileira de Bebidas,
		8.750%, due 09/15/13	48,614
33,000	@@,C	Cia Brasileira de Bebidas,
		10.500%, due 12/15/11	40,508
23,000	@@,C	Coca-Cola HBC Finance BV,
		5.125%, due 09/17/13	23,847
			112,969
		Chemicals: 0.0%
18,000	@@,#	Sociedad Quimica y Minera de
		Chile SA, 7.700%, due 09/15/06	18,391
			18,391
		Diversified Financial Services: 1.9%
15,763	@@,#,C	Arcel Finance Ltd., 5.984%,
		due 02/01/09	16,228
53,000	@@,#,C	Arcel Finance Ltd., 7.048%,
		due 09/01/11	55,039
85,000	@@,#	Brazilian Merchant Voucher
		Receivables Ltd., 5.911%,
		due 06/15/11	86,275
40,000	C	Citigroup Capital II, 7.750%,
		due 12/01/36	43,138
75,000	#,C	Corestates Capital Trust I,
		8.000%, due 12/15/26	81,931
25,000	@@,C	Financiere CSFB NV, 3.250%,
		due 03/29/49	21,373
34,000	L	Ford Motor Credit Co., 7.000%,
		due 10/01/13	31,719
35,000		Ford Motor Credit Co., 7.875%,
		due 06/15/10	34,050
49,000		General Motors Acceptance
		Corp., 6.875%, due 08/28/12	42,236
46,000	L	Goldman Sachs Group, Inc.,
		3.120%, due 03/02/10	45,975

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$22,000	L	International Lease Finance
		Corp., 5.000%, due 04/15/10	$22,308
37,000		JPM Capital Trust I, 7.540%,
		due 01/15/27	40,153
44,000	C	JPM Capital Trust II, 7.950%,
		due 02/01/27	48,348
58,000	#,C	Mangrove Bay Pass-Through
		Trust, 6.102%, due 07/15/33	59,620
75,266	@@,#,C	PF Export Receivables Master
		Trust, 6.436%, due 06/01/15	77,131
100,000	@@,#,C	Preferred Term Securities XII,
		3.510%, due 03/23/35	100,250
300,000	#	Toll Road Investors
		Partnership II LP, 18.100%,
		due 02/15/45	36,177
26,000	@@,C	UFJ Finance Aruba AEC, 8.750%,
		due 11/29/49	28,572
			870,523
		Electric: 0.7%
65,000	C	Consumers Energy Co., 4.250%,
		due 04/15/08	64,957
15,000	C	Consumers Energy Co., 5.150%,
		due 02/15/17	15,089
5,000	@@	Empresa Nacional de Electricidad
		SA/Chile, 8.500%, due 04/01/09	5,507
34,000	@@	Empresa Nacional de Electricidad
		SA/Chile, 8.625%, due 08/01/15	40,069
47,000	C	Enterprise Capital Trust II,
		4.313%, due 06/30/28	46,592
15,000	C,L	Pacific Gas & Electric Co.,
		6.050%, due 03/01/34	16,550
34,000	#,C	Pinnacle West Energy Corp.,
		3.630%, due 04/01/07	34,010
6,705	#	Power Contract Financing LLC,
		5.200%, due 02/01/06	6,762
35,000	#	Power Contract Financing LLC,
		6.256%, due 02/01/10	36,399
15,627		PPL Montana LLC, 8.903%,
		due 07/02/20	17,512
25,562	#	Tenaska Virginia Partners LP,
		6.119%, due 03/30/24	26,782
			310,229
		Food: 0.4%
42,000	C,L	Albertson’s, Inc., 8.000%,
		due 05/01/31	49,103
56,000	C	Safeway, Inc., 4.800%,
		due 07/16/07	56,390
76,000	C	Tyson Foods, Inc., 7.250%,
		due 10/01/06	79,005
			184,498
		Insurance: 0.4%
21,000	#,L	AIG SunAmerica Global
		Financing X, 6.900%,
		due 03/15/32	25,654
15,000		GE Global Insurance Holding
		Corp., 7.000%, due 02/15/26	16,011
40,000		Prudential Financial, Inc.,
		4.104%, due 11/15/06	40,237
86,000	#,C	Zurich Capital Trust I, 8.376%,
		due 06/01/37	94,285
			176,187
		Media: 0.1%
$14,000	C	AOL Time Warner, Inc., 7.625%,
		due 04/15/31	$17,528
1,000		Clear Channel Communications,
		Inc., 3.125%, due 02/01/07	972
38,000	C	COX Communications, Inc.,
		6.850%, due 01/15/18	40,878
			59,378
		Oil and Gas: 0.7%
33,000	C	Amerada Hess Corp., 6.650%,
		due 08/15/11	35,973
45,000	@@,#	Empresa Nacional de Petroleo,
		4.875%, due 03/15/14	43,282
29,000	@@,C,L	Nexen, Inc., 5.200%,
		due 03/10/15	29,417
17,000	@@,C	Nexen, Inc., 5.875%,
		due 03/10/35	16,840
78,000	#	Pemex Project Funding Master
		Trust, 4.310%, due 06/15/10	80,613
35,000	C	Valero Energy Corp., 6.125%,
		due 04/15/07	35,886
61,000	C	Valero Energy Corp., 7.500%,
		due 04/15/32	73,082
			315,093
		Pipelines: 0.3%
52,000		Duke Capital LLC, 4.331%,
		due 11/16/06	52,083
32,000	C,L	Kinder Morgan Energy
		Partners LP, 5.800%,
		due 03/15/35	32,155
32,000	C	KN Capital Trust III, 7.630%,
		due 04/15/28	36,809
			121,047
		Real Estate: 0.3%
52,000	C	EOP Operating LP, 7.750%,
		due 11/15/07	56,028
17,000	C	Liberty Property LP, 6.375%,
		due 08/15/12	18,617
5,000		Liberty Property LP, 6.950%,
		due 12/01/06	5,211
46,000	C	Liberty Property LP, 7.750%,
		due 04/15/09	51,041
			130,897
		Real Estate Investment Trusts: 0.3%
44,000	C	Simon Property Group LP,
		4.875%, due 03/18/10	44,743
85,000	C	Simon Property Group LP,
		6.375%, due 11/15/07	88,925
			133,668
		Retail: 0.1%
62,000	C	May Department Stores Co.,
		3.950%, due 07/15/07	61,515
			61,515
		Savings and Loans: 0.1%
38,000	C	Great Western Financial, 8.206%,
		due 02/01/27	41,353
			41,353

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Telecommunications: 0.4%
$53,000	C	BellSouth Corp., 4.200%,
		due 09/15/09	$52,672
25,000	@@,+	Deutsche Telekom Intl. Finance
		BV, 8.500%, due 06/15/10	29,167
15,000	C	New Cingular Wireless Services,
		Inc., 8.125%, due 05/01/12	17,971
30,000	+	Sprint Capital Corp., 4.780%,
		due 08/17/06	30,252
37,000	@@,#,C	Telefonos de Mexico SA de CV,
		4.750%, due 01/27/10	36,964
			167,026
		Transportation: 0.2%
100,000	@@,#	MISC Capital Ltd., 5.000%,
		due 07/01/09	101,904
			101,904
		Total Corporate Bonds/Notes
		(Cost $4,026,478)	4,059,765

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.4%
		Federal Home Loan Bank: 0.5%
215,000		3.250%, due 12/17/07	212,199
			212,199
		Federal Home Loan
		Mortgage Corporation: 4.1%
434,000		2.700%, due 03/16/07	425,719
99,000		3.875%, due 06/15/08	99,156
256,882		4.500%, due 12/15/16	257,379
106,765		4.500%, due 06/15/17	107,027
26,000	W	5.500%, due 06/17/18	26,699
170,000		5.500%, due 06/15/34	172,550
84,000	L	5.875%, due 03/21/11	90,668
44,139		6.000%, due 12/01/28	45,492
194,300		6.000%, due 01/15/29	202,167
310,000		6.500%, due 06/15/34	321,818
122,407		7.000%, due 11/01/31	129,128
			1,877,803
		Federal National Mortgage
		Association: 11.3%
110,000	L	3.000%, due 08/15/07	108,079
220,000		3.500%, due 01/28/08	217,874
329,000		3.875%, due 02/01/08	327,887
121,605		4.500%, due 09/25/16	121,692
63,000		4.500%, due 06/15/19	62,724
12,000	W	4.500%, due 06/15/35	11,696
229,000		4.625%, due 10/15/13	234,439
51,568		4.837%, due 11/01/34	52,155
96,151		4.947%, due 01/01/35	97,126
534,000	W	5.000%, due 06/15/19	540,175
1,162,000	W	5.000%, due 07/15/35	1,158,006
250,000		5.250%, due 08/01/12	262,140
150,454		5.500%, due 02/01/18	154,648
208,000		5.500%, due 06/15/19	213,590
119,000		5.500%, due 11/01/33	120,599
371,000	W	5.500%, due 06/15/35	376,101
14,000		6.000%, due 06/01/16	14,508
182,636		6.000%, due 08/01/16	189,393
55,871		6.000%, due 10/01/18	57,944
120,624		6.000%, due 04/25/31	126,482
508,000	W	6.000%, due 06/15/34	522,129
21,000		6.500%, due 06/15/32	21,820
115,000		6.625%, due 11/15/10	129,113
$65,360		7.000%, due 02/01/31	$69,076
25,019		7.000%, due 03/01/32	26,435
7,000		7.000%, due 06/15/34	7,387
9,998		7.500%, due 11/01/30	10,710
10,713		7.500%, due 09/01/31	11,474
			5,245,402
		Government National
		Mortgage Association: 0.5%
18,665		6.500%, due 02/15/26	19,638
29,664		6.500%, due 02/15/29	31,143
42,685		6.500%, due 01/15/32	44,764
28,247		7.000%, due 02/15/28	29,989
35,327		7.000%, due 02/15/28	37,505
44,712		7.500%, due 12/15/23	48,285
			211,324
		Total U.S. Government
		Agency Obligations
		(Cost $7,522,565)	7,546,728

U.S. TREASURY OBLIGATIONS: 7.6%
		U.S. Treasury Bonds: 2.8%
244,000	L	5.375%, due 02/15/31	282,659
160,000	L	5.500%, due 08/15/28	185,288
221,000	L	6.000%, due 02/15/26	268,541
166,000	S,L	10.375%, due 11/15/12	191,905
264,000	S,L	13.250%, due 05/15/14	355,802
			1,284,195
		U.S. Treasury Notes: 4.5%
525,000	L	3.500%, due 05/31/07	524,180
107,000	S,L	3.750%, due 05/15/08	107,334
848,000	S,L	3.875%, due 05/15/10	852,904
240,000	S,L	4.000%, due 04/15/10	242,550
332,000	S,L	4.125%, due 05/15/15	335,320
			2,062,288
		U.S. Treasury STRIP: 0.3%
250,000		4.290%, due 05/15/16	157,705
			157,705
		Total U.S. Treasury Obligations
		(Cost $3,471,796)	3,504,188

ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed
		Securities: 0.4%
39,981	C	Household Automotive Trust,
		2.310%, due 04/17/08	39,747
125,000	C	USAA Auto Owner Trust,
		2.040%, due 02/16/10	122,788
			162,535
		Credit Card Asset-Backed
		Securities: 0.7%
45,000	C	Bank One Issuance Trust,
		4.540%, due 09/15/10	45,295
43,000	C	Capital One Master Trust,
		4.900%, due 03/15/10	43,841
145,000	C	Chemical Master Credit Card
		Trust 1, 7.090%, due 02/15/09	149,858
145,000	C	Citibank Credit Card Issuance
		Trust, 5.650%, due 06/16/08	147,770
			386,764

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: 0.5%
$132,000	C	Chase Funding Mortgage Loan
		Asset-Backed Certificates,
		2.734%, due 09/25/24	$131,080
76,000	C	Chase Funding Mortgage Loan
		Asset-Backed Certificates,
		4.045%, due 05/25/33	75,790
			206,870
		Total Asset-Backed Securities
		(Cost $768,422)	756,169

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.4%
		Commercial Mortgage-Backed
		Securities: 2.6%
44,000	C	Banc of America Commercial
		Mortgage, Inc., 4.877%,
		due 11/10/42	44,976
30,000	C	COMM, 3.600%, due 03/10/39	29,405
409,000	C	CS First Boston Mortgage
		Securities Corp., 3.861%,
		due 03/15/36	405,870
31,000	C	CS First Boston Mortgage
		Securities Corp., 7.554%,
		due 04/14/62	35,513
170,000	C	DLJ Commercial Mortgage Corp.,
		6.240%, due 11/12/31	180,372
405,000	C	DLJ Commercial Mortgage Corp.,
		7.300%, due 06/10/32	448,422
4,000	C	JP Morgan Chase Commercial
		Mortgage Securities Corp.,
		4.223%, due 01/15/42	3,992
22,000	C	JP Morgan Chase Commercial
		Mortgage Securities Corp.,
		4.449%, due 01/12/38	22,054
15,000	C	LB-UBS Commercial Mortgage
		Trust, 4.201%, due 12/15/29	14,946
			1,185,550
		Whole Loan Collateralized
		Mortgage Obligations: 2.7%
48,100	C	Bank of America Mortgage
		Securities, 5.250%,
		due 11/25/19	48,906
209,796	C	Countrywide Alternative Loan
		Trust, 5.500%, due 02/25/25	214,079
81,283	C	Countrywide Home Loan
		Mortgage Pass Through Trust,
		5.000%, due 11/25/18	81,792
246,000	C	CS First Boston Mortgage
		Securities Corp., 4.083%,
		due 10/25/33	247,465
34,120	#,C	GSMPS Mortgage Loan Trust,
		3.440%, due 01/25/35	34,258
119,813	C	MASTR Alternative Loans Trust,
		5.500%, due 01/25/20	123,269
410,097	C	MASTR Asset Securitization
		Trust, 5.500%, due 06/25/33	412,915
74,379	C	Thornburg Mortgage Securities
		Trust, 3.460%, due 09/25/34	74,613
			1,237,297
		Whole Loan Collateralized
		Support CMO: 0.1%
$49,097	C	Bank of America Mortgage
		Securities, 5.500%,
		due 11/25/33	$50,184
			50,184
		Total Collateralized Mortgage
		Obligations (Cost $2,485,185)	2,473,031

MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
20,000		City of New York, 5.000%,
		due 11/01/08	21,227
20,000		City of New York, 5.000%,
		due 11/01/11	21,829
20,000	C	City of New York, 5.000%,
		due 11/01/15	21,999
10,000	C	City of New York, 5.000%,
		due 04/01/35	10,515
20,000		Sales Tax Asset Receivables Corp.,
		4.060%, due 10/15/10	19,828
15,000		Sales Tax Asset Receivables Corp.,
		4.660%, due 10/15/14	15,113
		Total Municipal Bonds
		(Cost $110,577)	110,511
		Total Long-Term Investments
		(Cost $34,274,563)	37,009,757

SHORT-TERM INVESTMENTS: 42.4%
		Commercial Paper: 9.8%
500,000	S	Concord Minutemen Capital,
		3.040%, due 06/09/05	499,620
500,000	S	Concord Minutemen Capital,
		3.060%, due 06/07/05	499,703
1,000,000	S	Crown Point Capital, 3.070%,
		due 06/15/05	998,720
1,000,000	S	Monument Gardens Funding,
		3.070%, due 06/23/05	998,045
500,000		Monument Gardens Funding,
		3.100%, due 06/01/05	499,957
500,000	S	St. Germain Holdings, 3.140%,
		due 07/12/05	498,174
500,000	S	Verizon Network Funding,
		3.070%, due 06/21/05	499,108
		Total Commercial Paper
		(Cost $4,493,711)	4,493,327
		Repurchase Agreement: 16.4%
7,540,000	S	Morgan Stanley Repurchase
		Agreement dated 05/31/05,
		3.050%, due 06/01/05
		$7,540,639 to be received upon
		repurchase (Collateralized by
		$33,890,000 Federal Home
		Loan Mortgage Corporation,
		0.000% Market Value plus
		accrued Interest $7,767,249,
		due 09/08/28)	7,540,000
		Total Repurchase Agreement
		(Cost $7,540,000)	7,540,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF MAY 31, 2005 (CONTINUED)

Principal Amount			Value
	Securities Lending CollateralCC: 16.2%
$7,420,775	The Bank of New York
	Institutional Cash
	Reserves Fund		$7,420,775
	Total Securities Lending
	Collateral (Cost $7,420,775)		7,420,775
	Total Short-Term Investments
	(Cost $19,454,486)		19,454,102
	Total Investments In Securities
	(Cost $53,729,049)*	122.9%	$56,463,859
	Other Assets and Liabilities-Net	(22.9)	(10,520,940)
	Net Assets	100.0%	$45,942,919

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect the current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for futures, when-issued or delayed delivery securities held at May 31, 2005.
L	Loaned security, a portion or all of the security is on loan at May 31, 2005.
*	Cost for federal income tax purposes is $54,147,972.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,781,970
Gross Unrealized Depreciation	(466,083)
Net Unrealized Appreciation	$2,315,887

Information concerning open futures contracts for the ING Strategic Allocation Income Fund at May 31, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
	Contracts	Market Value	Date	Gain (Loss)
Short Contracts
90 Day Euro	13	$3,128,613	09/19/05	$(5,960)
U.S. 2 Year Note	4	832,375	07/06/05	(1,396)
U.S. 5 Year Note	7	763,547	06/30/05	(10,808)
				$(18,164)

Long Contracts
90 Day Euro	13	$3,138,850	06/13/05	$1,608
S&P 500 Future	8	2,384,600	06/16/05	854
U.S. Treasury Bond	10	1,174,685	06/30/05	41,903
				$44,365
				$26,201

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
Index Plus LargeCap Fund
Class A	NII	$0.1588
Class B	NII	$0.0403
Class C	NII	$0.0713
Class I	NII	$0.2000
Class O	NII	$0.1666
Class R	NII	$0.1593

Index Plus MidCap Fund
Class A	NII	$0.0194
Class I	NII	$0.0387
Class O	NII	$0.0231
Class R	NII	$0.0320
All Classes	STCG	$0.0225
All Classes	LTCG	$0.0343

Index Plus SmallCap Fund
All Classes	STCG	$0.2981
All Classes	LTCG	$0.2299

Strategic Allocation Balanced Fund
Class A	NII	$0.1534
Class B	NII	$0.0931
Class C	NII	$0.0694
Class I	NII	$0.1826

Strategic Allocation Growth Fund
Class A	NII	$0.1136
Class B	NII	$0.0551
Class C	NII	$0.0399
Class I	NII	$0.1424

Strategic Allocation Income Fund
Class A	NII	$0.1981
Class B	NII	$0.1436
Class C	NII	$0.0829
Class I	NII	$0.2245

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Total long-term capital gains distributions designated by the Funds are as follows:

Index Plus MidCap Fund:	$511,980
Index Plus SmallCap Fund:	$1,395,436

Of the ordinary distributions made during the fiscal year ended May 31, 2005, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Index Plus LargeCap Fund:	100.00%
Index Plus MidCap Fund:	100.00%
Index Plus SmallCap Fund:	0.00%
Strategic Allocation Growth Fund:	100.00%
Strategic Allocation Balanced Fund:	71.48%
Strategic Allocation Income Fund:	37.74%

For the fiscal periods ended May 31, 2005, the following are percentages of ordinary dividends paid by the Funds that are desiginated as qualifying dividend income subject to reduced income tax rates for indivduals;

Index Plus LargeCap Fund:	100.00%
Index Plus MidCap Fund:	100.00%
Index Plus SmallCap Fund:	0.00%
Strategic Allocation Growth Fund:	100.00%
Strategic Allocation Balanced Fund:	77.21%
Strategic Allocation Income Fund:	39.73%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2005, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2004.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

In considering whether to approve the Investment Management Agreement and the Sub-Advisory Agreement for each Fund, the Board, including the Independent Directors, considered a number of factors they believed to be relevant in light of the legal advice furnished to them by independent legal counsel and their own business judgment.

In connection with their deliberations, the Board considered information that had been provided by the Adviser and the Sub-Adviser throughout the year at regular Board meetings, as well as information furnished for a Board meeting held on December 15, 2004 to specifically consider the approval of each Fund’s current Investment Management Agreement and the Sub-Advisory Agreement. Prior to taking action with respect to each Fund’s Investment Management Agreement and Sub-Advisory Agreement, the Contract Committee of the Board (which is comprised entirely of independent Trustees) met with independent legal counsel on November 9 and 10, 2004 and again on December 13 and 14, 2004 to review and discuss the information provided by the Adviser and Sub-adviser. This information included the following: (1) summaries for each Fund that provide information about the performance, management fees and other expenses of the Fund and its respective peer group, as determined based upon a methodology approved by the Contract Committee (the “Selected Peer Group”), as well as information about the Fund’s investment portfolios, objectives and strategies; (2) responses to questions posed by independent legal counsel on behalf of the Independent Directors/Trustees; (3) copies of each form of Investment Management and Sub-Advisory Agreement; (4) copies of the Form ADV for the Adviser and Sub-Adviser to the Funds; (5) financial statements for the Adviser and Sub-Adviser to the Funds; (6) profitability analyses for the Adviser and Sub-Adviser with respect to each Fund and with respect to all Funds and other funds within the ING complex of mutual funds as a group; (7) an analysis of the compensation paid to investment personnel of the Sub-Adviser on an absolute basis and in relation to others in the investment management industry; and (8) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by portfolio managers and other investment professionals of the Adviser and Sub-adviser.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the actions of the Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws; (2) the hiring of an individual to serve as the Chief Compliance Officer for the Funds; (3) the responsiveness of the Adviser to inquiries from regulatory agencies such as the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.; (4) the commitment of the Adviser and Sub-Adviser to reduce brokerage costs, portfolio turnover rates and research acquired through the use of soft dollars from the Funds’ brokerage; (5) the financial strength of the Adviser and Sub-Adviser; (6) the Adviser’s willingness to waive fees from time to time to limit the total expenses of a Fund; (7) the adequacy of the compensation paid to investment personnel of the Sub-Adviser; (8) with respect to ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund, which employ quantitative research factors and models, the hiring of a new director of Quantitative Equity Research and other investment personnel to oversee the development of improved quantitative modeling processes; (9) the actions taken by the Adviser over time to reduce the operating expenses of the Funds, including fees and expenses for transfer agency, custody and audit services; (10) the Codes of Ethics for each of the Adviser and Sub-Adviser and related procedures for complying therewith; and (11) with respect to each Fund, the specific factors and conclusions identified below. The conclusions relating to comparative fees, expenses and performance set forth below for each Fund are for periods ended June 30, 2004.

The Board also considered the profits being realized by ING, ING IM and various affiliates during each of the past three years with respect to (i) each Fund standing alone, (ii) all retail Funds as a group, (iii) all variable product Funds as a group, and (iv) all retail Funds and variable product Funds as a group. The Board further considered the costs incurred by ING and ING IM in providing investment management services for each Fund in light of the changes in assets under management for each Fund during relevant time periods and concluded that (i) the economies of scale currently being realized by ING and ING IM do not warrant the implementation of additional breakpoints for any of the Funds and (ii) the profits being realized by ING and ING IM from their relationships with the Funds are not unreasonable in light of the quality of the services being rendered.

Based upon its review of these factors, the Board determined that continuation of the Investment

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Agreement and Sub-Advisory Agreement is in the interest of each Fund and its shareholders and accordingly, the Board, including all of the Independent Directors, approved continuation of the Investment Management Agreement and Sub-Advisory Agreements for an additional one-year period.

ING Index Plus LargeCap Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median, but below the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, and (3) the Fund outperformed its Selected Peer Group median returns for all periods reviewed by the Board except the five-year period, but underperformed its benchmark index for all periods reviewed by the Board.

ING Index Plus MidCap Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median, but below the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is above the median, but below the average expense ratios of its Selected Peer Group, and (3) the Fund outperformed its benchmark index for the most recent quarter, year-to-date, and five-year periods, and outperformed its Selected Peer Group median returns for all periods reviewed by the Board except the one-year period, but underperformed its benchmark index for the one-year and three-year periods.

ING Index Plus SmallCap Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median, but below the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is above the median, but below the average expense ratios of its Selected Peer Group, and (3) the Fund outperformed its Selected Peer Group median returns for the most recent quarter, year-to-date, and three-year periods, but underperformed its benchmark index for the one-year and five-year periods reviewed by the Board and underperformed its Selected Peer Group median returns for the one- and five-year periods.

ING Strategic Allocation Balanced Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, and one basis point above one standard deviation of the average, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, (3) the Fund outperformed its primary benchmark index for the three- and five-year periods and outperformed its Selected Peer Group median return by one basis point, but underperformed its composite benchmark index for all periods reviewed by the Board, underperformed its primary benchmark index for all periods reviewed by the Board except the three- and five- year periods and underperformed its Selected Peer Group median returns for all periods reviewed by the Board except the year-to-date period, (4) the Adviser and Sub-Adviser have taken action to improve the Fund’s performance, including making additional resources available to the portfolio management team, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING Strategic Allocation Growth Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median and the average management fees of its Selected Peer Group, and one basis point above one standard deviation of the average, (2) the expense ratio for the Fund is below the median and average expense ratios of its Selected Peer Group, (3) the Fund outperformed its primary benchmark index for the five-year period and outperformed its Selected Peer Group median returns for the year-to-date and one-year-periods and performed on par with that of its Selected Peer Group median returns for its most recent quarter, but underperformed its primary benchmark and composite benchmark indices for all remaining periods reviewed by the Board, (4) the Adviser and Sub-Adviser have taken action to improve the Fund’s performance, including making additional resources available to the portfolio management team, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING Strategic Allocation Income Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee for the Fund is above the median and the average management

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fees of its Selected Peer Group, and one basis point above one standard deviation of the average, (2) the expense ratio for the Fund is below the median and the average expense ratios of its Selected Peer Group, (3) the Fund outperformed its primary benchmark index for the most recent quarter, year-to-date, and one-year periods, outperformed its composite index for the year-to-date and one-year periods and outperformed its Selected Peer Group median returns for the three-, and five-year periods, but underperformed its primary benchmark index for the three- and five-year periods, underperformed its composite index for the most recent quarter and three- and five-year periods and underperformed its Selected Peer Group median returns for the most recent quarter, year-to-date and one-year periods, (4) the Adviser and Sub-Adviser have taken action to improve the Fund’s performance, including making additional resources available to the portfolio management team, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Non-Interested Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Director, Business and Economic Research Center (August 1999 - August 2002).	46

President-Elect, Academy of Economics and Finance (February 2005 - Present); First Vice President, Academy of Economics and Finance (February 2004 - February 2005); Second Vice President, Academy of Economics and Finance (February 2003 - February 2004); Academy of Economics and Finance (February 2002 - February 2003); Executive Committee, International Atlantic Economic Society (October 2002 - October 2005); and Tennessee Tax Structure Commission (December 2002 - December 2004).

Maria Teresa Fighetti 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Director	April 1994 - Present	Retired. Formerly, Attorney, New York City Department of Mental Health (June 1973 - October 2002) and Associate Commissioner (1995 - 2002).	46	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	April 1994 - Present	Self-Employed Consultant (January1993 - Present).	46	Northwest Center for the Arts, Torrington, CT.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1991 - Present	President, Thompson Enterprises (October 2004 - Present). Formerly, Dean, Barney School of Business, University of Hartford (August 1996 - June 2004). Present).	46	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Advest Trust Company (1998 - Present); and Connecticut Health Foundation (2002 - Present).

Edward T. O’Dell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 2002 - Present	Retired. Formerly, Partner of Goodwin Proctor LLP (June 1966 - September 2000).	46	None

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	46	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

J. Scott Fox(2) ING Investment Management Co. 10 State House Square Hartford, Connecticut Age: 50	Director	December 1997 - Present	Vice Chairman and Chief Operating Officer, ING Investment Management (September 2002 - Present); President and Chief Executive Officer (April 2001 - Present). Formerly, Managing Director and Chief Operating Officer, ING Investment Management Co. (April 1994 - April 2001),	46	The Greater Hartford Arts Council. (July 2002 - Present).

Thomas J. McInerney(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	April 2002 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	200

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co., Inc; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present)

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Mr. Fox is an “interested person,” as defined under the 1940 Act, because of his relationship with ING Investment Management Co., an affiliate of ING Investments.

(3)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President, Chief Executive Officer and Chief Operating Officer	March 2002 - Present

President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	April 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2002 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

ToddModic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	April 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President and Assistant Secretary	March 2002 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President	December 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Vice President and Treasurer	March 2002 - Present	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present) and Vice President ING Investments, LLC (February 1996 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	April 2005 - Present

Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller, Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 28	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PL (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	September 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Secretary	September 2003 - Present

Chief Counsel, INGAmericas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, INGAmericas,U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Robin R. Nesbitt 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)   The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*            An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachussetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRAR-ADEABCIOR	(0505-073005)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $197,500 for year ended May 31, 2005 and $267,000 for year ended May 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $25,783 for the year ended May 31, 2005.  There were no fees for the year ended May 31, 2004.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $120,065 in the year ended May 31, 2005 and $74,000 in the year ended May 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $8,925 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,000 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Loan Staff Services	☒	☒	Not to exceed $15,000 during the Pre-Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	☒		Not to exceed $8,000 per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	☒		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2005 through December 31, 2005

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:  January 1, 2005

•      Bookkeeping or other services related to the accounting records or financial statements of the Funds

•      Financial information systems design and implementation

•      Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•      Actuarial services

•      Internal audit outsourcing services

•      Management functions

•      Human resources

•      Broker-dealer, investment adviser, or investment banking services

•      Legal services

•      Expert services unrelated to the audit

•      Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $451,668 for year ended May 31, 2005 and $288,620 for year ended May 31, 2004.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

13

Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: August 8, 2005

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 8, 2005

1